     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 28, 2004
                                                     REGISTRATION NOS.: 33-54047
                                                                        811-7185

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933             /X/
                           PRE-EFFECTIVE AMENDMENT NO.               / /
                         POST-EFFECTIVE AMENDMENT NO. 16             /X/
                                     AND/OR
               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940                       /X/
                                AMENDMENT NO. 17                     /X/

                                   ----------

                                 MORGAN STANLEY
                       SELECT DIMENSIONS INVESTMENT SERIES
                        (A MASSACHUSETTS BUSINESS TRUST)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 869-6397

                                BARRY FINK, ESQ.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   ----------

                                    COPY TO:

      CARL FRISCHLING, ESQ.                      LEONARD B. MACKEY, JR., ESQ.
KRAMER LEVIN NAFTALIS & FRANKEL LLP                 CLIFFORD CHANCE US LLP
        919 THIRD AVENUE                                200 PARK AVENUE
    NEW YORK, NEW YORK 10022                        NEW YORK, NEW YORK 10166

                                   ----------

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Post-Effective Amendment becomes effective IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)
             / / immediately upon filing pursuant to paragraph (b)
             /X/ April 30, 2004 pursuant to paragraph (b)
             / / 60 days after filing pursuant to paragraph (a)
             / / on (date) pursuant to paragraph (a)(2) of rule 485

            AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

================================================================================

                                                        PROSPECTUS - MAY 1, 2004


MORGAN STANLEY

                                             SELECT DIMENSIONS INVESTMENT SERIES

                                                                         CLASS X


Morgan Stanley Select Dimensions Investment Series is a mutual fund comprised of 11 separate Portfolios, each with its own distinctive investment objective(s) and policies. The Portfolios are:

The Money Market Portfolio
The Flexible Income Portfolio
The Balanced Growth Portfolio
The Utilities Portfolio
The Dividend Growth Portfolio
The Value-Added Market Portfolio
The Growth Portfolio
The American Opportunities Portfolio
The Capital Opportunities Portfolio
The Global Equity Portfolio
The Developing Growth Portfolio

Shares of each Portfolio are sold exclusively to certain life insurance companies in connection with particular life insurance and/or annuity contracts they issue. The insurance companies invest in shares of the Portfolios in accordance with instructions received from owners of the applicable life insurance or annuity policy.


This PROSPECTUS must be accompanied by a current prospectus for the variable life insurance and/or annuity contracts issued by the applicable life insurance company.



  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this PROSPECTUS. Any representation to the contrary is a criminal offense.

CONTENTS


Eligible Investors                                                              1

The Portfolios                 THE MONEY MARKET PORTFOLIO                       2
                               THE FLEXIBLE INCOME PORTFOLIO                    5
                               THE BALANCED GROWTH PORTFOLIO                   10
                               THE UTILITIES PORTFOLIO                         15
                               THE DIVIDEND GROWTH PORTFOLIO                   19
                               THE VALUE-ADDED MARKET PORTFOLIO                22
                               THE GROWTH PORTFOLIO                            25
                               THE AMERICAN OPPORTUNITIES PORTFOLIO            28
                               THE CAPITAL OPPORTUNITIES PORTFOLIO             32
                               THE GLOBAL EQUITY PORTFOLIO                     35
                               THE DEVELOPING GROWTH PORTFOLIO                 38

Additional Investment
Strategy Information                                                           42

Additional Risk Information                                                    43

Portfolio Management                                                           48

Shareholder Information        PRICING FUND SHARES                             50
                               DISTRIBUTIONS                                   50
                               TAX CONSEQUENCES                                51

Financial Highlights                                                           52


THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND.
PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

ELIGIBLE INVESTORS


Morgan Stanley Select Dimensions Investment Series (the "Fund") is comprised of 11 separate Portfolios (each a "Portfolio"), each with its own distinct investment objective(s) and policies. The Fund is offered exclusively to life insurance companies in connection with particular life insurance and/or annuity contracts they offer (the "Contracts").

Shares of each Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of the applicable Contract.


Currently, Class X shares of each Portfolio are generally available to holders of Contracts offered before May 1, 2000. For more information on eligibility to invest in Class X shares, contact the insurance company offering the accompanying prospectus. All Portfolio shares issued prior to May 1, 2000 have been designated Class X shares.

The Fund also offers Class Y shares of each Portfolio through a separate prospectus. Class Y shares are subject to different expenses.

THE PORTFOLIOS

THE MONEY MARKET PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVE

The Money Market Portfolio seeks high current income, preservation of capital and liquidity.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in high quality, short-term debt obligations. In selecting investments, the "Investment Manager," Morgan Stanley Investment Advisors Inc., seeks to maintain the Portfolio's share price at $1.00. A mutual fund's share price remaining stable at $1.00 means that the fund would preserve the principal value of the shareholders' investments.

The Portfolio's investments include the following money market instruments:

-  commercial paper and corporate         rated in one of the two highest rating categories
   obligations --                         by at least two nationally recognized rating
                                          organizations or, if not rated, is of comparable
                                          quality;

-  bank obligations --                    including certificates of deposit of
                                          U.S.-regulated banks having total assets of $1
                                          billion or more, and investments secured by these
                                          obligations;

-  savings institution obligations --     including certificates of deposit of savings
                                          banks and savings and loan institutions having
                                          assets of $1 billion or more;

-  insured certificates of deposit --     of banks and savings institutions having assets
                                          of less than $1 billion;

-  repurchase agreements --               which may be viewed as a type of secured lending
                                          by the Portfolio; and

-  U.S. government securities --          issued or guaranteed as to principal by the U.S.
                                          Government, its agencies or its
                                          instrumentalities.

[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS


There is no assurance that the Money Market Portfolio will achieve its investment objective.


Principal risks of investing in the Money Market Portfolio are associated with its debt obligation investments. All debt obligations, such as bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.

The Investment Manager actively manages the Portfolio's assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. The Portfolio's assets are reviewed to maintain or improve creditworthiness. In addition, federal regulations require money market funds to invest only in debt obligations of high quality and with short maturities.

[SIDENOTE]
MONEY MARKET


A portfolio having the goal of selecting securities to provide current income while seeking to maintain a stable share price of $1.00.


YIELD

The Portfolio's yield reflects the actual income the Portfolio pays to you expressed as a percentage of the Portfolio share price. Because the Portfolio's income from its portfolio securities will fluctuate, the income it in turn distributes to you and the Portfolio's yield will vary.

The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies.

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in the Portfolio.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Money Market Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. For the Portfolio's most recent 7-day annualized yield, you may call (800) 869-NEWS. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1995        6.10%
1996        5.07%
1997        5.21%
1998        5.16%
1999        4.78%
2000        5.98%
2001        3.88%
2002        1.34%
2003        0.65%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2004 WAS 0.13%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 1.54% (quarter ended June 30, 1995) and the lowest return for a calendar quarter was 0.13% (quarter ended December 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                                                             LIFE OF PORTFOLIO
                                PAST 1 YEAR   PAST 5 YEARS    (SINCE 11/09/94)
------------------------------------------------------------------------------
The Money Market Portfolio          0.65%         3.31%            4.24%


[SIDENOTE]
ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past nine calendar years.


[SIDENOTE]
AVERAGE ANNUAL TOTAL RETURNS

This table shows the average annual total returns of the Portfolio's Class X shares.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Management fee                                               0.50%
Distribution and service (12b-1) fees                        None
Other expenses                                               0.04%
Total annual Portfolio operating expenses                    0.54%


Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.


                                 EXPENSES OVER TIME
                         ----------------------------------
                         1 YEAR  3 YEARS  5 YEARS  10 YEARS
                         ----------------------------------
                          $ 55    $ 173    $ 302    $ 677


[SIDENOTE]
ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2003. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

THE FLEXIBLE INCOME PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVES

The Flexible Income Portfolio seeks as a primary objective to provide a high level of current income. As a secondary objective, the Portfolio seeks to maximize total return, but only to the extent consistent with its primary objective.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Flexible Income Portfolio will normally invest at least 80% of its assets in a portfolio of fixed-income securities. The Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., will allocate the Portfolio's securities investments among the following asset classes or market segments: (1) investment grade global securities, (2) mortgage-backed securities and U.S. government securities, (3) high yield securities and (4) emerging market securities. The amount of the Portfolio's assets committed to any one asset class or market segment will fluctuate and there are no percentage limitations with respect to the amount of the Portfolio's assets that may be invested in any such asset class or market segment other than those relating to high yield and emerging market debt securities as set forth below. The Investment Manager has the flexibility to select any combination of the aforementioned groups depending upon market conditions and the current economic environment and, as a result, at any given time the Portfolio's assets that may be invested in certain groups and not others.


(1) Global Securities.

- Fixed-income securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or fixed-income securities issued or guaranteed by a foreign government or supranational organization or any of their instrumentalities or fixed-income securities issued by a corporation, or asset-backed securities, all of which are rated BBB or above by Standard & Poor's ("S&P") or Baa or above by Moody's Investors Service ("Moody's") or, if unrated, are determined by the Investment Manager to be of comparable quality;

- Certificates of deposit and bankers' acceptances (a) issued or guaranteed by, or time deposits maintained at, banks and (b) rated in the two highest short-term rating categories by either S&P, Moody's or Duff & Phelps or, if unrated, are determined by the Investment Manager to be of high creditworthiness; and

- Commercial paper rated in the two highest short-term rating categories by either S&P, Moody's or Duff & Phelps or, if unrated, issued by U.S. or foreign companies having outstanding debt securities rated A or higher by S&P or Moody's.

(2) Mortgage-Backed and U.S. Government Securities.

- Fixed-rate and adjustable rate mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by private issuers that are rated in the highest bond rating category by Moody's or S&P or, if not rated, are determined to be of comparable quality by the Investment Manager;

- U.S. Treasury securities, such as bills, notes, bonds and zero coupon securities (without restrictions as to remaining maturity at time of purchase); and

- U.S. government agency securities, such as discount notes, medium-term notes, debentures and zero coupon securities (without restrictions as to remaining maturity at time of purchase).

[SIDENOTE]
INCOME

An investment objective having the goal of selecting securities to pay out income rather than rise in price.

Mortgage-Backed Securities. One type of mortgage-backed security, in which the Portfolio may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.


Collateralized Mortgage Obligations ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the collection, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.

Asset-Backed Securities. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities described above.


(3) High Yield Securities. The Portfolio may invest in high yield, high risk fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or, if not rated, are determined by the Investment Manager to be of comparable quality. Fixed-income securities rated Ba or lower by Moody's or BB or lower by S&P are considered speculative investments and are commonly known as "junk bonds." The securities in this group may include both convertible and non-convertible debt securities, asset-backed securities and preferred stock. They also may include "Rule 144A" securities, which are subject to resale restrictions. The Portfolio does not have any minimum quality rating standard for this group of investments. Thus, the Portfolio may invest in fixed-income securities that may already be in default on payment of interest or principal. The Portfolio's investments in junk bonds not including emerging market securities as set forth below may not exceed 33 1/3% of its assets.

(4) Emerging Market Securities. The Portfolio may invest up to 15% of its assets in debt securities of companies or foreign governments or supranational organizations or any of their instrumentalities located in emerging market countries. These securities may be rated below investment grade and may be considered high yield securities. Emerging market countries are countries that major financial institutions such as the World Bank generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Hong Kong, Singapore, Australia, New Zealand and most nations located in Western Europe. The Portfolio's investments in emerging market securities may include Brady Bonds which are securities that are created by exchanging existing commercial bank loans to foreign entities for new obligations for the purpose of restructuring the issuers' debts.

Forward Foreign Currency Exchange Contracts. The Portfolio may invest in forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at a specified price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated.


Futures and Options. The Portfolio also may invest in options and futures, including interest rate futures and options thereon. Options and futures may be used to hedge the interest rate sensitivity of its portfolio securities or to seek to protect against a decline in securities prices or an increase in prices of securities that may be purchased from changes in prevailing interest rates.

The Portfolio may also invest in put and call options with respect to foreign currencies and in futures on interest rate indexes. The Portfolio may use options and futures to facilitate allocation of the Portfolio's investments among asset classes, to increase or decrease the Portfolio's exposure to a bond market or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.


Other Securities. The Portfolio may invest up to 20% of its net assets in common stocks. The Portfolio may acquire stock, among other ways, directly or upon exercise of warrants attached to other securities.

[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Flexible Income Portfolio will achieve its investment objectives. The Flexible Income Portfolio's share price and yield will fluctuate with changes in the market value and/or yield of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Fixed-Income Securities. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.


The Portfolio is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Portfolio's investment securities to fall substantially.

Sovereign Debt. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.


Foreign Securities. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in foreign currency exchange rates. Additionally, securities of companies located in emerging market countries may be more volatile and less liquid than securities that trade in developed countries and may be subject to greater potential loss.

Mortgage-Backed Securities and Asset-Backed Securities. There are particular risks associated with the Portfolio's investment in mortgage-backed securities (which include CMOs), and asset-backed securities. For example, these securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

High Yield Securities. The Portfolio's investments in high yield securities, commonly known as "junk bonds," pose significant risks.

Futures and Options. There are also particular risks associated with the Portfolio's investments in futures and options. The Investment Manager's prediction of movements in the direction of the stock, bond, stock index or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (E.G., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. The use of futures and options include, for example, the possible imperfect correlation between the price of option and futures contracts and the movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

Other Risks. The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Flexible Income Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1995       6.96%
1996       9.54%
1997       8.32%
1998       4.22%
1999      -1.83%
2000      -4.74%
2001      -4.06%
2002       8.67%
2003      13.54%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2004 WAS 1.74%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 4.42% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -3.65% (quarter ended June 30, 2001).


[SIDENOTE]
ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past nine calendar years.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                                                             LIFE OF PORTFOLIO
                                PAST 1 YEAR   PAST 5 YEARS    (SINCE 11/09/94)
------------------------------------------------------------------------------
The Flexible Income Portfolio      13.54%         2.05%            4.35%
Lehman Brothers Intermediate
U.S. Government/Credit Index(1)     4.31%         6.65%            7.53%



(1) THE LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT/CREDIT INDEX TRACKS THE PERFORMANCE OF U.S. GOVERNMENT AND CORPORATE OBLIGATIONS, INCLUDING U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES, AND CORPORATE AND YANKEE BONDS WITH MATURITIES OF 1 TO 10 YEARS. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Management fee                                            0.40%
Distribution and service (12b-1) fees                     None
Other expenses                                            0.17%
Total annual Portfolio operating expenses                 0.57%


Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.


                                 EXPENSES OVER TIME
                         ----------------------------------
                         1 YEAR  3 YEARS  5 YEARS  10 YEARS
                         ----------------------------------
                          $ 58    $ 183    $ 318    $ 714


[SIDENOTE]
AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.

[SIDENOTE]
ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2003. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

THE BALANCED GROWTH PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVES

The Balanced Growth Portfolio seeks to provide capital growth with reasonable current income.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The Balanced Growth Portfolio will normally invest at least 60% of its assets in dividend paying common stocks and securities convertible into common stock and at least 25% in fixed-income securities. Within these limitations, the Portfolio may hold whatever proportion of these investments its "Investment Manager," Morgan Stanley Investment Advisors Inc., believes desirable based on the Investment Manager's assessment of business, economic and investment conditions.

The four groups of Portfolio investments in more detail include:

(1) Common Stocks/Convertible Securities. The Portfolio invests in common stocks of companies that have a record of paying dividends and, in the Investment Manager's opinion, have the potential for increasing dividends. Investment grade securities convertible into common stocks may also be Portfolio investments. The Portfolio's common stock investments may include foreign securities that are listed in the U.S. on a national securities exchange and depositary receipts.


(2) Fixed-Income Securities. The Portfolio's fixed-income securities (including zero coupon securities) are limited to investment grade corporate debt securities such as bonds and notes, Yankee dollar obligations, sovereign debt, investment grade mortgage-backed securities, investment grade asset-backed securities and U.S. government securities. The U.S. government securities may include:


- U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.

- Securities (including mortgage-backed securities) issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association and the Federal Housing Administration.

- Securities (including mortgage-backed securities) issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

- Securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Home Loan Bank.

Mortgage-Backed Securities. One type of mortgage-backed security, in which the Portfolio may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in

[SIDENOTE]
GROWTH & INCOME

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.

(3) Collateralized Mortgage Obligations ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the collection, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of a CMO.


Yankee Dollar Obligations and Sovereign Debt Securities. Yankee dollar obligations are dollar denominated obligations issued in the U.S. capital markets by foreign issuers, such as corporations and banks. Sovereign debt securities are issued or guaranteed by foreign government entities.


Asset-Backed Securities. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass-through structures similar to mortgage-backed securities. These types of pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

(4) Money Market Securities. The money market securities in which the Portfolio may invest include: securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities; bank obligations; Eurodollar certificates of deposit; obligations of savings institutions; fully insured certificates of deposit; and commercial paper.

The Portfolio may also invest in futures with respect to stock indices, financial instruments and interest rate indices and may purchase and sell options on securities, securities indices and stock index futures. The Portfolio may use futures and options to facilitate trading, to increase or decrease the Portfolio's market exposure or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.

[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Balanced Growth Portfolio will achieve its investment objective. The Balanced Growth Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


Common Stocks. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

Fixed-Income, Including Money Market, Securities. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

The Portfolio is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Portfolio's investment securities to fall substantially.


Mortgage-Backed Securities and Asset-Backed Securities. There are particular risks associated with the Portfolio's investment in mortgage-backed securities (which include CMOs) and asset-backed securities. For example, these securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.


Yankee Dollar Obligations. Yankee dollar obligations are subject to the same risks as domestic issues, notably credit risk, market risk and liquidity risk. To a limited extent, they are also subject to certain sovereign risks. One such risk is the possiblity that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers. The Portfolio may consider Yankee dollar obligations to be domestic securities for purposes of its investment policy.

Sovereign Debt. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

Convertible Securities. The Portfolio's investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Options and Futures. There are also particular risks associated with the Portfolio's investments in options and futures. Positions in options and futures contracts may be closed out only on an exchange which provides a secondary market for such options and futures. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. The inability to close out an option or futures contract could have an adverse impact on the Portfolio's ability to hedge effectively. Additionally, the Portfolio's use of options and futures involves the risk of imperfect or no correlation where the securities underlying options and futures contracts have different maturities than the securities that are the subject of the hedge.

Other Risks. The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Balanced Growth Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees under the life insurance or annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

 1995      22.86%
 1996      13.54%
 1997      17.87%
 1998      14.41%
 1999       3.52%
 2000       6.37%
 2001       1.21%
 2002     -11.49%
 2003      19.84%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2004 WAS 1.84%.


During the periods shown in the bar chart, the highest return for a calendar quarter was 12.45% (quarter ended June 30, 1997) and the lowest return for a calendar quarter was -11.71% (quarter ended September 30, 2002).


AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                                                             LIFE OF PORTFOLIO
                                PAST 1 YEAR   PAST 5 YEARS    (SINCE 11/09/94)
------------------------------------------------------------------------------
The Balanced Growth Portfolio      19.84%         3.40%            9.21%
Russell 1000 Value Index(1)        30.03%         3.56%           13.19%
Lehman Brothers U.S. Aggregate      4.10%         6.62%            8.08%
Index(2)



(1) THE RUSSELL 1000 VALUE INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES IN THE RUSSELL 1000 INDEX WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(2) THE LEHMAN BROTHERS U.S. AGGREGATE INDEX TRACKS THE PERFORMANCE OF ALL U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES, INVESTMENT-GRADE CORPORATE DEBT SECURITIES, AGENCY MORTGAGE-BACKED SECURITIES, ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED SECURITIES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[SIDENOTE]
ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past nine calendar years.


[SIDENOTE]
AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of broad measures of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Management fee                                            0.60%
Distribution and service (12b-1) fees                     None
Other expenses                                            0.08%
Total annual Portfolio operating expenses                 0.68%


Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.


                                EXPENSES OVER TIME
                         ----------------------------------
                         1 YEAR  3 YEARS  5 YEARS  10 YEARS
                         ----------------------------------
                          $ 69    $ 218    $ 379    $ 847


[SIDENOTE]
ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2003. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

THE UTILITIES PORTFOLIO

[GRAPHIC]


INVESTMENT OBJECTIVE


The Utilities Portfolio seeks both capital appreciation and current income.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Utilities Portfolio will normally invest at least 80% of its assets in the securities of companies engaged in the utilities industry. A company will be considered engaged in the utilities industry if it derives at least 50% of its revenues or earnings from that industry or it devotes at least 50% of its assets to activities in that industry. These may include companies involved in, among other things, telecommunications, computers and other new or emerging technology companies, gas and electric energy, water distribution, the Internet and Internet related services. These include traditionally regulated utility companies or fully or partially deregulated utility companies as well as unregulated utility companies. The Portfolio also may invest up to 25% of its net assets in foreign securities. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange.

The Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., will shift the Portfolio's assets between different segments of the utilities industry and between common stock, other equity securities and investment grade fixed-income securities based on its view of prevailing market, economic and financial conditions. The Portfolio does not have any set policies to concentrate its assets in any particular segment of the utilities industry or any particular type of security. In selecting common stock and other equity securities, the Investment Manager considers earnings and dividend growth, book value, dividend discount and price/earnings relationships. In addition, the Investment Manager makes continuing assessments of management, the prevailing regulatory framework and industry trends. Computer-based equity selection models also may be used. If the Investment Manager believes favorable conditions for capital growth of equity securities are not prevalent at a particular time, it may allocate the Portfolio's assets predominantly or exclusively to debt securities with the aim of obtaining current income and thus contributing to long-term growth of capital.

The Portfolio may invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as a pool of power generation assets or other utility assets or utility related assets, automobile and credit card receivables or home equity loans that have been securitized in pass-through structures similar to mortgage-backed securities. These types of pass-through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

The Portfolio may invest up to 20% of its assets in securities of companies not engaged in the utilities industry, U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities and real estate investment trusts (commonly known as "REITs"). Up to 10% of the Portfolio's net assets may be invested in convertible securities, a portion of which may be rated below investment grade. The Portfolio may also utilize forward foreign currency exchange contracts.


[SIDENOTE]
GROWTH & INCOME

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Utilities Portfolio will achieve its investment objective. The Utilities Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


Utilities Industry. The Portfolio's investments in the utilities industry are impacted by a host of risks particular to that industry. Changing regulation constitutes one of the key industry-specific risks for the Portfolio. State and other regulators monitor and control utility revenues and costs, and therefore may limit utility profits and dividends paid to investors. Regulatory authorities also may restrict a company's access to new markets, thereby diminishing the company's long-term prospects. The deregulation of certain utilities companies may eliminate restrictions on profits and dividends, but also may subject these companies to greater risks of loss. Individual sectors of the utility market are subject to additional risks. These risks apply to all utility companies -- regulated, fully or partially deregulated or unregulated. For example, telecommunications companies have been affected by technological development leading to increased competition, as well as changing regulation of local and long-distance telephone service and other telecommunications businesses. Certain telecommunications companies have not benefitted from the new competitive climate.


Electric utilities may be burdened by unexpected increases in fuel and other operating costs. They are adversely affected when long-term interest rates rise. Long-term borrowings are used to finance most utility investments, and rising interest rates lead to higher financing costs and reduced earnings. There are also the considerable costs associated with environmental compliance, nuclear waste clean-up, and safety regulation. Increasingly, regulators are calling upon electric utilities to bear these added costs, and there is a risk that these costs will not be fully recovered through an increase in revenues.

Among gas companies, there has been a move to diversify into oil and gas exploration and development, making investment return more sensitive to energy prices. In the case of the water utility sector, the industry is highly fragmented, and most water supply companies find themselves in mature markets, although upgrading of fresh water and waste water systems is an expanding business.

Common Stocks and Other Equity Securities. A principal risk of investing in the Portfolio is associated with its common stock and other equity security investments. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions.

Fixed-Income Securities. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

The Portfolio is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the prices of the Portfolio's investment securities to fall substantially.

Asset-Backed Securities. There are also particular risks associated with the Portfolio's investments in asset-backed securities. For example, asset-backed securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

Foreign Securities. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

Other Risks. The performance of the Portfolio also will depend on whether the Investment Manager is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Utilities Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1995      28.05%
1996       8.48%
1997      26.45%
1998      22.23%
1999      43.71%
2000      -1.91%
2001     -25.51%
2002     -20.37%
2003      20.47%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2004 WAS 4.81%.


During the periods shown in the bar chart, the highest return for a calendar quarter was 26.89% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -16.07% (quarter ended September 30, 2002).


AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                                                             LIFE OF PORTFOLIO
                                PAST 1 YEAR   PAST 5 YEARS    (SINCE 11/09/94)
------------------------------------------------------------------------------
The Utilities Portfolio            20.47%         0.15%            8.88%
S&P 500 Index(1)                   28.68%       - 0.57%           11.90%



(1) THE STANDARD & POOR'S 500 INDEX (S&P 500(R)) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE AVERAGE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[SIDENOTE]
ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past nine calendar years.


[SIDENOTE]
AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Management fee                                            0.65%
Distribution and service (12b-1) fees                     None
Other expenses                                            0.06%
Total annual Portfolio operating expenses                 0.71%


Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.


                                EXPENSES OVER TIME
                         ----------------------------------
                         1 YEAR  3 YEARS  5 YEARS  10 YEARS
                         ----------------------------------
                          $ 73    $ 227    $ 395    $ 883


[SIDNEOTE]
ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2003. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

THE DIVIDEND GROWTH PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVE

The Dividend Growth Portfolio seeks to provide reasonable current income and long-term growth of income and capital.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The Dividend Growth Portfolio will normally invest at least 80% of its assets in common stocks of companies with a record of paying dividends and the potential for increasing dividends. The Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., initially employs a quantitative screening process in an attempt to identify a number of common stocks which are undervalued and which have a record of paying dividends. The Investment Manager then applies qualitative analysis to determine which stocks it believes have the potential to increase dividends and, finally, to determine whether any of the stocks should be added to or sold from the Portfolio.

The Portfolio's stock investments may include foreign securities held directly (or in the form of depositary receipts that are listed in the U.S. on a national securities exchange).


The Portfolio may also invest up to 20% of its assets in convertible securities, U.S. government securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities and investment grade fixed-income securities (including zero coupon securities). The Portfolio may also utilize forward foreign currency exchange contracts.


[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Dividend Growth Portfolio will achieve its investment objective. The Dividend Growth Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


Common Stocks. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

Convertible Securities. The Portfolio's investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than the conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Fixed-Income Securities. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

Foreign Securities. The Portfolio is also subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.


[SIDENOTE]
GROWTH & INCOME

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

Other Risks. The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.


[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Dividend Growth Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1995      40.13%
1996      24.49%
1997      26.12%
1998      19.73%
1999       0.53%
2000       5.36%
2001      -5.45%
2002     -17.92%
2003      27.73%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2004 WAS 1.38%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 17.38% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -21.02% (quarter ended September 30, 2002).



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                                                             LIFE OF PORTFOLIO
                                PAST 1 YEAR   PAST 5 YEARS    (SINCE 11/09/94)
------------------------------------------------------------------------------
The Dividend Growth Portfolio      27.73%         0.98%           11.76%
S&P 500 Index(1)                   28.68%       - 0.57%           11.90%


(1) THE STANDARD & POOR'S 500 INDEX (S&P 500(R) INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

[SIDENOTE]
ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past nine calendar years.


[SIDENOTE]
AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Management fee                                             0.62%
Distribution and service (12b-1) fees                      None
Other expenses                                             0.04%
Total annual Portfolio operating expenses                  0.66%


Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.


                                EXPENSES OVER TIME
                         ----------------------------------
                         1 YEAR  3 YEARS  5 YEARS  10 YEARS
                         ----------------------------------
                          $ 67    $ 211    $ 368    $ 822


[SIDENOTE]
ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2003. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

THE VALUE-ADDED MARKET PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVE

The Value-Added Market Portfolio seeks to achieve a high level of total return on its assets through a combination of capital appreciation and current income.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Value-Added Market Portfolio invests in a diversified portfolio of common stocks represented in the Standard & Poor's 500(R) Composite Stock Price Index ("S&P 500"). The S&P 500 is a well known stock market index that includes common stocks of 500 companies. The Portfolio generally invests in each stock included in the S&P 500 in approximately equal proportions. This approach differs from the S&P 500 because stocks in the S&P 500 are represented in proportion to their market value or market-capitalization. For example, the 50 largest companies in the S&P 500 represent approximately 60% of the S&P 500's value; however, these same 50 companies represent roughly 10% of the Portfolio's value. The Portfolio may invest in foreign securities represented in the S&P 500, including depositary receipts.


The Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., will adjust the Portfolio's investment securities at least annually to maintain an approximately equal-weighting of each S&P 500 stock.

In addition, the Portfolio may purchase and sell stock index futures. Generally, the Portfolio would purchase futures contracts as a temporary substitute for the purchase of individual stocks that then may be purchased in an orderly fashion.

                                   ----------


"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Value-Added Market Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Portfolio.


[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Value-Added Market Portfolio will achieve its investment objective. The Value-Added Market Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


Unlike many mutual funds, the Portfolio is not actively "managed." Therefore, the Portfolio generally would not sell a stock because the stock's issuer is in financial trouble unless that stock is removed from the S&P 500. In addition, the Investment Manager does not expect the Portfolio's performance to track the performance of the S&P 500 because the Portfolio uses an equally-weighted approach while the S&P 500 uses a market-capitalization approach. The Investment Manager may eliminate one or more securities (or elect not to increase the Value-Added Market Portfolio's position in such securities) in certain circumstances.

Common Stock. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the


[SIDENOTE]

TOTAL RETURN

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.


Other Risks. The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.


[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Value-Added Market Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1995     27.14%
1996     17.78%
1997     26.12%
1998     12.19%
1999     12.15%
2000     11.98%
2001     -1.83%
2002    -15.97%
2003     37.14%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2004 WAS 3.64%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 18.74% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -18.34% (quarter ended September 30, 2002).


AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)


                                                              LIFE OF PORTFOLIO
                                 PAST 1 YEAR   PAST 5 YEARS    (SINCE 11/09/94)
-------------------------------------------------------------------------------
The Value-Added Market Portfolio    37.14%         7.28%           12.72%
S&P 500 Index(1)                    28.68%        -0.57%           11.90%



(1) THE STANDARD & POOR'S 500 INDEX (S&P 500(R) INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[SIDENOTE]
ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past nine calendar years.


[SIDENOTE]
AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Management fee                                             0.50%
Distribution and service (12b-1) fees                      None
Other expenses                                             0.05%
Total annual Portfolio operating expenses                  0.55%


Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.


                                EXPENSES OVER TIME
                         ----------------------------------
                         1 YEAR  3 YEARS  5 YEARS  10 YEARS
                         ----------------------------------
                          $ 56    $ 176    $ 307    $ 689


[SIDENOTE]
ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2003. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

THE GROWTH PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVE

The Growth Portfolio seeks long-term growth of capital.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Growth Portfolio will normally invest at least 65% of its assets in common stocks primarily of companies having market values or capitalizations of at least $1 billion that the Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., believes exhibit strong earnings and free cash flow growth. The Investment Manager seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities. The Investment Manager emphasizes individual security selection.

The Investment Manager may invest up to 25% of the Portfolio's net assets in foreign securities (including depositary receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange. The Portfolio may also utilize forward foreign currency exchange contracts.

The Investment Manager follows a flexible investment program in seeking to achieve the Portfolio's investment objective. The Investment Manager focuses on companies it believes have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. In this regard, the Investment Manager studies company developments, including business strategy, management focus and financial results. Valuation is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations. The Investment Manager generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.


[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Growth Portfolio will achieve its investment objective. The Growth Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Common Stocks. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

Foreign Securities. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.


Other Risks. The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.


[SIDENOTE]
CAPITAL GROWTH

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Growth Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1995     13.29%
1996     23.56%
1997     23.07%
1998     13.22%
1999     39.10%
2000    -11.68%
2001    -15.23%
2002    -27.84%
2003     26.90%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2004 WAS 0.78%.


During the periods shown in the bar chart, the highest return for a calendar quarter was 22.27% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was -18.49% (quarter ended March 31, 2001).


AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                                                             LIFE OF PORTFOLIO
                                PAST 1 YEAR   PAST 5 YEARS    (SINCE 11/09/94)
------------------------------------------------------------------------------
Growth Portfolio                   26.90%        - 0.94%           7.10%
S&P 500 Index(1)                   28.68%        - 0.57%          11.90%



(1) THE STANDARD & POOR'S 500 INDEX (S&P 500(R) INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[SIDENOTE]
ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past nine calendar years.


[SIDENOTE]
AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Management fee                                             0.80%
Distribution and service (12b-1) fees                      None
Other expenses                                             0.13%
Total annual Portfolio operating expenses                  0.93%


Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.


                                EXPENSES OVER TIME
                         ----------------------------------
                         1 YEAR  3 YEARS  5 YEARS  10 YEARS
                         ----------------------------------
                          $ 95    $ 296    $ 515    $ 1,143


[SIDENOTE]
ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2003. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

THE AMERICAN OPPORTUNITIES PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVE

The American Opportunities Portfolio seeks long-term capital growth consistent with an effort to reduce volatility.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The American Opportunities Portfolio will normally invest at least 65% of its assets in a diversified portfolio of common stocks (including depositary receipts). At least 80% of the Portfolio's assets will be invested in securities issued by companies traded on a U.S. securities exchange or issued by the U.S. Government, its agencies or instrumentalities. The Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., invests in industries that it believes have earnings growth potential. The Investment Manager utilizes a process, known as sector rotation, that emphasizes industry selection. The Investment Manager invests in those industries that it believes will have the strongest relative earnings growth potential given the projected economic outlook. After selecting the Portfolio's target industries, the Investment Manager then selects specific companies within those industries whose prospects are deemed attractive after assessing company fundamentals and valuation screens.

Sector Rotation. The Investment Manager will utilize a sector rotation process designed to respond to changing economic cycles by proactively investing in industries that the Investment Manager believes to be positioned to benefit from the current phase of the economic cycle. First, the Investment Manager attempts to identify what stage of the business cycle the economy is in and which industries have historically outperformed the overall market during that stage of the cycle. To accomplish this task, the Investment Manager establishes an economic forecast based on its short-term and long-term views of the domestic and global economic cycles. As part of this process, the Investment Manager will attempt to identify secular trends, such as shifting demographics or technological developments, and the sectors that could benefit in the long term from these secular trends. Also considered are competitive industry variables, such as supply and demand, pricing trends and new product cycles.

The Portfolio also may invest up to 35% of its assets in convertible debt and preferred securities; fixed-income securities (including zero coupon bonds) such as U.S. government securities and investment grade corporate debt securities; and options and futures on stock indexes. Up to 20% of the Portfolio's assets may be invested in foreign securities (that are not traded in the U.S. on a national securities exchange), including emerging market securities. In addition, the Portfolio may utilize forward foreign currency exchange contracts.


[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the American Opportunities Portfolio will achieve its investment objective. The American Opportunities Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

[SIDENOTE]

CAPITAL GROWTH

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.

Common Stocks. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. The Portfolio's emphasis on industries may cause its performance to be more sensitive to developments affecting particular industries than a fund that places primary emphasis on individual companies.

While the Portfolio principally invests in large, established companies, the Portfolio may invest in medium- and small-sized companies. Investing in securities of small- and medium-sized growth companies involves greater risk than is customarily associated with investing in more established companies. These stocks may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

Fixed-Income Securities. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.


The Portfolio is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Portfolio's investment securities to fall substantially.


Foreign Securities. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

Options and Futures. Stock index futures and options on stock indexes and stock index futures may be used to facilitate trading, to increase or decrease the Portfolio's market exposure, to seek higher investment returns, or to seek to protect against a decline in the value of the Portfolio's securities or an increase in prices of securities that may be purchased.

Other Risks. The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the American Opportunities Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1995     38.95%
1996     12.95%
1997     31.93%
1998     30.78%
1999     55.81%
2000     -4.42%
2001    -29.47%
2002    -21.56%
2003     20.57%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2004 WAS 1.28%.


During the periods shown in the bar chart, the highest return for a calendar quarter was 39.58% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -21.95% (quarter ended March 31, 2001).


AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                                                             LIFE OF PORTFOLIO
                                PAST 1 YEAR   PAST 5 YEARS    (SINCE 11/09/94)
------------------------------------------------------------------------------
The American Opportunities
Portfolio                          20.57%       -0.13%            11.52%
S&P 500 Index(1)                   28.68%       -0.57%            11.90%



(1) THE STANDARD & POOR'S 500 INDEX (S&P 500(R) INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[SIDENOTE]
ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past nine calendar years.


[SIDENOTE]
AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Management fee                                             0.63%
Distribution and service (12b-1) fees                      None
Other expenses                                             0.04%
Total annual Portfolio operating expenses                  0.67%


Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.


                                EXPENSES OVER TIME
                         ----------------------------------
                         1 YEAR  3 YEARS  5 YEARS  10 YEARS
                         ----------------------------------
                          $ 68    $ 214    $ 373    $ 835


[SIDENOTE]
ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2003. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

THE CAPITAL OPPORTUNITIES PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVE

The Capital Opportunities Portfolio seeks long-term capital growth.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Capital Opportunities Portfolio will normally invest at least 65% of its assets in a portfolio of common stocks of companies with market capitalizations, at the time of purchase, within the capitalization range of the companies comprising the Lipper Multi-Cap Growth universe, which as of December 31, 2003 was approximately $29.9 million to $311.1 billion. The Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., invests the Portfolio's assets in companies that it believes exhibit above-average earnings growth prospects and attractive stock market valuations. In buying and selling securities for the Portfolio, the Investment Manager uses its proprietary research in pursuing a "bottom-up" investment philosophy, which emphasizes individual company selection. Quantitative and qualitative standards also will be used to screen companies to provide a list of potential investment securities. The Investment Manager then subjects the list of securities to a fundamental analysis using a variety of criteria.


Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends.


In addition, the Portfolio may invest up to 35% of its net assets in investment grade fixed-income securities. The Portfolio also may invest up to 25% of its net assets in foreign equity securities (including depositary receipts). The Portfolio may utilize forward foreign currency exchange contracts.


[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Capital Opportunities Portfolio will achieve its investment objective. The Capital Opportunities Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Common Stocks. A principal risk of investing in the Portfolio is associated with its common stock investments of medium-sized companies. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

Investing in securities of small- and medium-sized companies may involve greater risk than is customarily associated with investing in more established companies. Often, small- and medium-sized companies and the industries in which they are focused are still evolving, and they are more sensitive to changing market conditions than larger companies in more established industries. Their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.


The Portfolio is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Portfolio's investment securities to fall substantially.


[SIDENOTE]
CAPITAL GROWTH

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.

Other Risks. The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investment, including the risks associated with fixed-income securities and forward foreign currency exchange contracts. For information about these risks see the "Additional Risk Information" section.


[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Capital Opportunities Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1998     5.67%
1999     92.10%
2000    -27.56%
2001    -36.39%
2002    -43.82%
2003     41.64%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2004 WAS 6.42%.


During the periods shown in the bar chart, the highest return for a calendar quarter was 60.12% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -41.06% (quarter ended September 30, 2001).


AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                                                              LIFE OF PORTFOLIO
                                 PAST 1 YEAR   PAST 5 YEARS    (SINCE 01/21/97)
-------------------------------------------------------------------------------
The Capital Opportunities
Portfolio                           41.64%        -6.77%           -2.11%
S&P Mid-Cap 400 Index(1)            35.62%         9.22%           13.09%
Lipper Multi-Cap Growth Index(2)    35.38%        -1.76%            4.29%



(1) THE STANDARD & POOR'S MID-CAP 400 INDEX (S&P 400 INDEX) IS A MARKET-VALUE WEIGHTED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 400 DOMESTIC STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


(2) THE LIPPER MULTI-CAP GROWTH INDEX TRACKS THE PERFORMANCE OF THE 30 LARGEST MULTI-CAP GROWTH OPEN-END MUTUAL FUNDS, AS CATEGORIZED BY LIPPER, INC. FUNDS IN THIS CATEGORY, BY PORTFOLIO PRACTICE, INVEST IN A VARIETY OF MARKET CAPITALIZATION RANGES WITHOUT CONCENTRATING 75% OF THEIR EQUITY ASSETS IN ANY ONE MARKET CAPITALIZATION RANGE OVER AN EXTENDED PERIOD OF TIME. MULTI-CAP GROWTH FUNDS TYPICALLY HAVE AN ABOVE-AVERAGE PRICE-TO-EARNINGS RATIO, PRICE-TO-BOOK RATIO, AND THREE-YEAR SALES-PER-SHARE GROWTH VALUE, COMPARED TO THE S&P SUPERCOMPOSITE 1500 INDEX. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[SIDENOTE]
ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past six calendar years.


[SIDENOTE]
AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Management fee                                             0.75%
Distribution and service (12b-1) fees                      None
Other expenses                                             0.12%
Total annual Portfolio operating expenses                  0.87%


Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.


                                EXPENSES OVER TIME
                         ----------------------------------
                         1 YEAR  3 YEARS  5 YEARS  10 YEARS
                         ----------------------------------
                          $ 89    $ 278    $ 482   $ 1,073


[SIDENOTE]
ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2003. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

THE GLOBAL EQUITY PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVE

The Global Equity Portfolio seeks to obtain total return on its assets primarily through long-term capital growth and to a lesser extent from income.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The Global Equity Portfolio will normally invest at least 80% of its assets in common stocks and other equity securities of companies located in various countries around the world. The Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., will maintain a flexible investment policy and invest in a diversified portfolio of securities based on a worldwide investment strategy. However, the Portfolio's assets normally will be invested in at least three separate countries. Portfolio investments generally will be those with a record of paying dividends and the potential for increasing dividends. The Investment Manager will shift the percentage of assets invested in particular geographical regions based on its view of market, economic and political conditions.


In addition to equity securities, the Portfolio may invest in bonds and other investment grade fixed-income securities. The Portfolio may utilize forward foreign currency exchange contracts.


[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Global Equity Portfolio will achieve its investment objective. The Global Equity Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Common Stocks. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

Foreign Securities. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in foreign currency exchange rates.

Other Risks. The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[SIDENOTE]

TOTAL RETURN

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Global Equity Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1995     13.76%
1996     11.43%
1997     8.66%
1998     15.11%
1999     34.14%
2000     -5.93%
2001    -17.22%
2002    -17.37%
2003     34.71%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2004 WAS 0.99%.


During the periods shown in the bar chart, the highest return for a calendar quarter was 23.30% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -18.14% (quarter ended September 30, 2002).


AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                                                             LIFE OF PORTFOLIO
                                PAST 1 YEAR   PAST 5 YEARS    (SINCE 11/09/94)
------------------------------------------------------------------------------
The Global Equity Portfolio        34.71%         3.06%            6.89%
MSCI World Index(1)                33.11%        -0.77%            7.08%



(1) THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX (MSCI WORLD INDEX) MEASURES PERFORMANCE FROM A DIVERSE RANGE OF GLOBAL STOCK MARKETS INCLUDING SECURITIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 22 DEVELOPED MARKET COUNTRIES IN NORTH AMERICA, EUROPE, AND THE ASIA/PACIFIC REGION. THE PERFORMANCE OF THE INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[SIDENOTE]
ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past nine calendar years.


[SIDENOTE]
AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Management fee                                             1.00%
Distribution and service (12b-1) fees                      None
Other expenses                                             0.08%
Total annual Portfolio operating expenses                  1.08%


Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.


                                EXPENSES OVER TIME
                         ----------------------------------
                         1 YEAR  3 YEARS  5 YEARS  10 YEARS
                         ----------------------------------
                         $ 110    $ 343    $ 595   $ 1,317


[SIDENOTE]
ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2003. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

THE DEVELOPING GROWTH PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVE

The Developing Growth Portfolio seeks long-term capital growth.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Developing Growth Portfolio will normally invest at least 65% of its assets in common stocks (including depositary receipts) and other equity securities. In deciding which of these securities to buy, hold or sell, the Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., analyzes a company's potential to grow much more rapidly than the economy, using its proprietary research in pursuing a "bottom-up" investment philosophy, which emphasizes individual company selection. Quantitative and qualitative standards also will be used to screen companies to provide a list of potential investment securities. The Investment Manager then subjects the list of securities to a fundamental analysis using a variety of criteria. The Portfolio's other equity securities may include convertible securities and preferred stocks. The Portfolio will invest primarily in smaller and medium-sized companies. The Investment Manager focuses its securities selection upon a diversified group of emerging growth companies that it believes have prospects of achieving significant profit gains. The Portfolio may also invest in securities issued in initial public offerings ("IPOs").

The Portfolio may invest up to 10% of its net assets in foreign securities. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange. In addition, the Portfolio may utilize forward foreign currency exchange contracts.


Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

The remaining 35% of the Portfolio's assets may be invested in fixed-income securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and investment grade debt securities.

[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Developing Growth Portfolio will achieve its investment objective. The Developing Growth Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Common Stocks and Other Equity Securities. A principal risk of investing in the Portfolio is associated with its common stock and other equity securities. In general, stock and other equity securities values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely.

[SIDENOTE]
CAPITAL GROWTH

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.

Investing in securities of small- and medium-sized companies may involve greater risk than is customarily associated with investing in more established companies. Often, small- and medium-sized companies and the industries in which they are focused are still evolving, and they are more sensitive to changing market conditions than larger companies in more established industries. Their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.


Convertible Securities. The Portfolio's investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Because there are no credit quality restrictions concerning the Portfolio's convertible securities investments, these investments may be speculative in nature.

Shares of IPOs. Portfolio purchases of shares issued in IPOs expose the Portfolio to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Investment Manager cannot guarantee continued access to IPOs.


Other Risks. The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with fixed-income securities and forward foreign currency exchange contracts. For information about these risks, see the "Additional Risk Information" section.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Developing Growth Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1995     51.26%
1996     12.95%
1997     13.77%
1998      9.04%
1999     92.52%
2000    -21.61%
2001    -25.49%
2002    -27.73%
2003     41.40%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2004 WAS 5.56%.


During the periods shown in the bar chart, the highest return for a calendar quarter was 52.65% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -25.45% (quarter ended March 31, 2001).


AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                                                             LIFE OF PORTFOLIO
                                PAST 1 YEAR   PAST 5 YEARS    (SINCE 11/09/94)
------------------------------------------------------------------------------
Developing Growth Portfolio        41.40%         2.82%          10.42%
Russell Midcap Growth Index(1)     42.71%         2.01%          10.83%(3)
Russell 2500 Growth Index(2)       46.31%         3.83%           9.28%(3)



(1) THE RUSSELL MIDCAP GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE STOCKS ARE ALSO MEMBERS OF THE RUSSELL 1000 GROWTH INDEX. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(2) THE RUSSELL 2500 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES IN THE RUSSELL 2500 INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(3) FOR THE PERIOD 11/30/94 THROUGH 12/31/03.


[SIDENOTE]
ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past nine calendar years.


[SIDENOTE]
AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Management fee                                             0.50%
Distribution and service (12b-1) fees                      None
Other expenses                                             0.12%
Total annual Portfolio operating expenses                  0.62%


Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.


                                EXPENSES OVER TIME
                         ----------------------------------
                         1 YEAR  3 YEARS  5 YEARS  10 YEARS
                         ----------------------------------
                          $ 63    $ 199    $ 346    $ 774


[SIDENOTE]
ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2003. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to each Portfolio's principal investment strategies.


Investment Discretion. In pursuing each Portfolio's investment objective(s), the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies while not using others.

Defensive Investing. Each Portfolio (other than the Money Market Portfolio) may take temporary "defensive" positions in attempting to respond to adverse market conditions. Each Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager believes it advisable to do so. Although taking a defensive posture is designed to protect a Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When a Portfolio takes a defensive position, it may not achieve its investment objective(s).

Investment Policies. The percentage limitations relating to the composition of a Portfolio apply at the time a Portfolio acquires an investment and refer to the Portfolio's net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations generally will not require a Portfolio to sell any Portfolio security. However, a Portfolio may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. A Portfolio may change its principal investment strategies without shareholder approval; however you would be notified of any changes.


Portfolio Turnover. Each Portfolio (other than the Value-Added Market Portfolio) may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows the portfolio turnover rates for each Portfolio during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securitites two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

ADDITIONAL RISK INFORMATION

This section provides additional information relating to the principal risks of investing in the Portfolios.

Shares of the Portfolios are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

                                      * * *

The risks set forth below are applicable to a Portfolio only to the extent the Portfolio invests in the investment described.

Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities (which are purchased at a discount and generally accrue interest, but make no payment until maturity), are typically subject to greater price fluctuations than comparable securities that pay interest.) Accordingly, a rise in the general level of interest rates may cause the price of a Portfolio's fixed-income securities to fall substantially.


U.S. Government Securities. The U.S. government securities that certain Portfolios may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. government. In addition, certain Portfolios may purchase securities issued by agencies and instrumentalities of the U.S. government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association ("Ginnie Mae") and the Federal Housing Administration. Certain of the Portfolios may also purchase securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal Home Loan Banks. Further, certain Portfolios may purchase securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System. Because these securities are not backed by the full faith and credit of the United States, there is a risk that the U.S. government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Mortgage-Backed Securities. Mortgage-backed securities have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.


Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Manager, could reduce a Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Certain mortgage-backed securities in which a Portfolio may invest may be more volatile and less liquid than other traditional types of debt securities.


Collateralized Mortgage Obligations ("CMOs"). The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to prevailing market yields on Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier that their stated maturities or final scheduled distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, a Portfolio could sustain a loss.

Asset-Backed Securities. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

Junk Bonds. A Portfolio's investments in securities rated lower than investment grade or, if unrated, of comparable quality as determined by the Investment Manager (commonly known as "junk bonds") pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, a Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent a Portfolio may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolios to sell certain securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in a Portfolio's net asset value.

Securities Rated in the Lowest Investment Grade Category. Investments in the fixed-income securities rated in the lowest investment grade category by Moody's or S&P (Baa by Moody's or BBB by S&P) may have speculative characteristics and therefore changes in economic or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings.

Convertible Securities. A Portfolio's investments in convertible securities (which are securities that generally pay interest and may be converted into common stock) may carry risks associated with both fixed-income securities (discussed above) and common stock. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.


A Portfolio that may invest in convertible securities may invest up to 5% of its net assets in convertible securities that are below investment grade quality (see "Junk Bonds" above).

Foreign Securities. Foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, a Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities (including depositary receipts) also have risks related to economic and political developments abroad, including effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of a Portfolio's trades effected in those markets and could result in losses to the Portfolios due to subsequent declines in the value of the securities subject to the trades.


A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company. Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particulary unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.


The foreign securities in which certain of the Portfolios may invest may be issued by companies located in emerging market or developing countries. Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have offered greater potential loss (as well as gain) than securities of companies located in developed countries.

Small- & Medium-Capitalization Companies. A Portfolio's investments in small- and medium-capitalization companies carry more risk than investments in larger companies. While some of a Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on a Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for a Portfolio to obtain market quotations based on actual trades, for purposes of valuing a Portfolio's securities. Investing in lesser-known, small- and medium-capitalization companies involves greater risk of volatility of a Portfolio's net asset value than is customarily associated with larger, more established companies. Often small- and medium-capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.


Options and Futures. If a Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio to certain risks. The Investment Manager's predictions of movements in the direction of the stock, bond, stock index, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

Forward Foreign Currency Exchange Contracts. A Portfolio's participation in forward foreign currency exchange contracts also involves risks. If the Investment Manager employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and may involve a significant risk.

Investment Companies. Any Portfolio investment in an investment company is subject to the underlying risk of that investment company's portfolio securities. For example, if the investment company held common stocks, the Portfolio also would be exposed to the risk of investing in common stocks. In addition, the Portfolio would bear its share of the investment company's fees and expenses.

Real Estate Investment Trusts ("REITs"). REITs pool investors' funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees that are paid by its shareholders. As a result, you will absorb duplicate levels of fees when a Portfolio invests in REITs. The performance of any REIT holding ultimately depends on the types of real property in which the REIT invests and how well the property is managed. A general downturn in real estate values also can hurt REIT performance.

PORTFOLIO MANAGEMENT


Morgan Stanley Investment Advisors Inc. is the Investment Manager to each Portfolio. Each Portfolio has retained the Investment Manager to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Manager's address is 1221 Avenue of the Americas,
New York, NY 10020.

Each Portfolio pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to each Portfolio, and for Portfolio expenses assumed by the Investment Manager. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2003, each Portfolio accrued total compensation to the Investment Manager as set forth in the following table.



                                                     MANAGEMENT FEES AS A
                                                     PERCENTAGE OF AVERAGE
PORTFOLIO                                              DAILY NET ASSETS
--------------------------------------------------------------------------
The Money Market Portfolio                                   0.50%
The Flexible Income Portfolio                                0.40%
The Balanced Growth Portfolio                                0.60%
The Utilities Portfolio                                      0.65%
The Dividend Growth Portfolio                                0.62%
The Value-Added Market Portfolio                             0.50%
The Growth Portfolio                                         0.80%(1)
The American Opportunities Portfolio                         0.63%
The Capital Opportunities Portfolio                          0.75%
The Global Equity Portfolio                                  1.00%
The Developing Growth Portfolio                              0.50%



(1) 40% OF THE INVESTMENT MANAGER'S COMPENSATION WAS PAID TO THE PORTFOLIO'S FORMER SUB-ADVISOR.

The Investment Advisor and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Portfolios) to affiliates and/or certain insurance companies or other financial institutions in connection with the sale, distribution, retention and/or servicing of shares of the Portfolios. Such compensation may be significant in amount and the prospect of receiving any such compensation may provide such affiliates, insurance companies or other financial institutions with incentive to favor sales of the Portfolios' shares over other investment options. Any such payments will not change the net asset value or the price of the Portfolios' shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.


[SIDENOTE]
MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Manager is widely recognized as a leader in the mutual fund industry had approximately $110 billion in assets under management or administration as of March 31, 2004.

The following individuals are primarily responsible for the day-to-day management of certain of the Portfolios.


The Flexible Income Portfolio -- The Portfolio is managed by the Taxable Fixed-Income team. Current members of the team include Abigail L. McKenna, a Managing Director of the Investment Manager, and Paul F. O'Brien and Neil Stone, Executive Directors of the Investment Manager.

The Balanced Growth Portfolio -- The equity portion of the Portfolio is managed by the Equity Income team. Current members of the Equity Income team include James A. Gilligan, a Managing Director of the Investment Manager, James O. Roeder, an Executive Director of the Investment Manager, Thomas Bastian and Sergio Marchelli, Vice Presidents of the Investment Manager, and Vincent E. Vizachero, a Senior Associate of the Investment Manager. The fixed-income portion of the Portfolio is managed by the Taxable Fixed-Income team.

The Utilities Portfolio -- The equity portion of the Portfolio is managed within the Sector Research team. Current members of the team include Edward F. Gaylor, an Executive Director of the Investment Manager, and Ronald B. Silvestri, a Vice President of the Investment Manager. The fixed-income portion of the Portfolio is managed within the Taxable Fixed-Income team.

The Dividend Growth Portfolio -- The Portfolio is managed within the Dividend Growth team. Current members of the team include Sean Aurigemma and John Roscoe, Executive Directors of the Investment Manager.

The Value-Added Market Portfolio -- The Portfolio is managed within the Index team. Kevin Jung, an Executive Director of the Investment Manager, is a current member of the team.

The Growth Portfolio -- The Portfolio is managed by the Large Cap Growth team. Current members of the team include William S. Auslander and Jeffrey Alvino, Managing Directors of the Investment Manager.

The American Opportunities Portfolio -- The Portfolio is managed by the Sector Rotation team. Current members of the team include Michelle Kaufman, a Managing Director of the Investment Manager, and Alison F. Williams, an Executive Director of the Investment Manager.

The Capital Opportunities Portfolio -- The Portfolio is managed by the Small/Mid-Cap Growth team. Current members of the team include Dennis Lynch, a Managing Director of the Investment Manager, and David Cohen, an Executive Director of the Investment Manager.


The Global Equity Portfolio -- The Portfolio is managed by the Active International Allocation team. David Dineen, a Vice President of the Investment Manager, is a current member of the team.


The Developing Growth Portfolio -- The Portfolio is managed by the Small/Mid-Cap Growth team. Current members of the team include Dennis Lynch, a Managing Director of the Investment Manager, and David Cohen, an Executive Director of the Investment Manager.

SHAREHOLDER INFORMATION

[GRAPHIC]

PRICING FUND SHARES

The price of shares of each Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value for each Portfolio is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.


The value of each Portfolio's securities (other than the Money Market Portfolio) is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the applicable Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. In addition, with respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's investment securities may change on days when shareholders will not be able to purchase or sell their shares.

An exception to the general policy of using market prices concerns each Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.


The Money Market Portfolio utilizes amortized cost in determining the value of its portfolio securities. The amortized cost valuation method involves valuing a debt obligation in reference to its acquisition cost rather than market forces.

[GRAPHIC]

DISTRIBUTIONS

Each Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." Each Portfolio earns income from stocks and/or interest from fixed-income investments. These amounts are passed along to the appropriate Portfolio investors as "income dividend distributions." Each Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

Dividends from net investment income and capital gains distributions, if any, are declared and paid as follows:


                                                                      NET REALIZED
                                                                      CAPITAL GAINS
                                DIVIDENDS                             DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO          Declared and paid on each day the     Declared and paid at least once per
                                New York Stock Exchange is open to    calendar year, net short-term gains
                                shareholders as of the close of       may be paid more frequently
                                business the preceding business day

FLEXIBLE INCOME PORTFOLIO       Declared and paid monthly             Declared and paid at least once per
                                                                      year

BALANCED GROWTH, DIVIDEND       Declared and paid quarterly           Declared and paid at least once per
GROWTH AND UTILITIES                                                  year
PORTFOLIOS

AMERICAN OPPORTUNITIES,         Declared and paid at least once per   Declared and paid at least once per
DEVELOPING GROWTH, GLOBAL       calendar year                         year
EQUITY, GROWTH, CAPITAL
OPPORTUNITIES AND VALUE-ADDED
MARKET PORTFOLIOS


[GRAPHIC]

TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

FINANCIAL HIGHLIGHTS


The financial highlights table on the following pages is intended to help you understand the financial performance of each Portfolio's Class X and Class Y shares for the periods indicated. The returns for Class Y differ from those of Class X only to the extent that the Classes have different expenses. In addition, this performance information does not include the impact of any charges by your insurance company. If it did, returns would be lower. Class Y shares are offered in a separate Prospectus. Prior to May 1, 2000, the Fund issued one Class of shares of each Portfolio, which, as of that date, have been designated Class X shares. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate an investor would have earned or lost on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). For the period ending December 31, 2003 the per share amounts were computed using an average number of shares outstanding during the period.


                                       NET ASSET
                                         VALUE               NET            NET REALIZED         TOTAL FROM
                                       BEGINNING         INVESTMENT        AND UNREALIZED        INVESTMENT         DIVIDENDS TO
YEAR ENDED DECEMBER 31                 OF PERIOD        INCOME (LOSS)        GAIN (LOSS)         OPERATIONS         SHAREHOLDERS
----------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET

CLASS X SHARES
1999                                $          1.00    $          0.05                  --     $          0.05     $         (0.05)
2000(a)                                        1.00               0.06*                 --                0.06               (0.06)
2001                                           1.00               0.04*                 --                0.04               (0.04)
2002                                           1.00               0.01*                 --                0.01               (0.01)
2003                                           1.00              0.006*                 --               0.006              (0.006)

CLASS Y SHARES
2000(b)                                        1.00               0.03*                 --                0.03               (0.03)
2001                                           1.00               0.04*                 --                0.04               (0.04)
2002                                           1.00               0.01*                 --                0.01               (0.01)
2003                                           1.00              0.004*                 --               0.004              (0.004)

FLEXIBLE INCOME

CLASS X SHARES
1999                                           9.93               0.78     $         (0.96)              (0.18)              (0.77)
2000(a)                                        8.96               0.76*              (1.15)              (0.39)              (0.65)
2001                                           7.83               0.56*              (0.88)              (0.32)              (0.42)
2002                                           6.99               0.51*               0.08                0.59               (0.35)
2003                                           7.23               0.34*               0.62                0.96               (0.39)

CLASS Y SHARES
2000(b)                                        8.58               0.33*              (0.73)              (0.40)              (0.33)
2001                                           7.81               0.52*              (0.86)              (0.34)              (0.41)
2002                                           6.97               0.48*               0.10                0.58               (0.33)
2003                                           7.22               0.32*               0.61                0.93               (0.37)

This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

Further information about the performance of the Portfolios of the Fund is contained in the annual report. See the discussion under the caption "Charges and Other Deductions" in the accompanying prospectus for either the Variable Annuity Contracts or the Variable Life Contracts issued by the applicable insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

                                                            TOTAL                                                    NET ASSETS
                                     DISTRIBUTIONS      DIVIDENDS AND      NET ASSET VALUE                          END OF PERIOD
YEAR ENDED DECEMBER 31              TO SHAREHOLDERS     DISTRIBUTIONS       END OF PERIOD       TOTAL RETURN+          (000'S)
----------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET

CLASS X SHARES
1999                                             --    $         (0.05)    $          1.00                4.78%    $       135,675
2000(a)                                          --              (0.06)               1.00                5.98             118,274
2001                                             --              (0.04)               1.00                3.88             175,957
2002                                             --              (0.01)               1.00                1.34             152,479
2003                                             --             (0.006)               1.00                0.65              91,730

CLASS Y SHARES
2000(b)                                          --              (0.03)               1.00                2.58(1)            2,673
2001                                             --              (0.04)               1.00                3.62              31,189
2002                                             --              (0.01)               1.00                1.09              41,006
2003                                             --             (0.004)               1.00                0.40              39,183

FLEXIBLE INCOME

CLASS X SHARES
1999                                $         (0.02)++           (0.79)               8.96               (1.83)             86,270
2000(a)                                       (0.09)++           (0.74)               7.83               (4.74)             69,443
2001                                          (0.10)++           (0.52)               6.99               (4.06)             56,745
2002                                             --              (0.35)               7.23                8.67              54,669
2003                                             --              (0.39)               7.80               13.54              53,270

CLASS Y SHARES
2000(b)                                       (0.04)++           (0.37)               7.81               (4.68)(1)             602
2001                                          (0.09)++           (0.50)               6.97               (4.41)              3,859
2002                                             --              (0.33)               7.22                8.59              14,626
2003                                             --              (0.37)               7.78               13.15              20,955

                                       RATIOS TO AVERAGE NET ASSETS
                                    ----------------------------------       PORTFOLIO
                                                       NET INVESTMENT         TURNOVER
YEAR ENDED DECEMBER 31                 EXPENSES         INCOME (LOSS)           RATE
------------------------------------------------------------------------------------------
MONEY MARKET

CLASS X SHARES
1999                                           0.54%              4.67%                N/A
2000(a)                                        0.55               5.80                 N/A
2001                                           0.52               3.63                 N/A
2002                                           0.52               1.34                 N/A
2003                                           0.54               0.66                 N/A

CLASS Y SHARES
2000(b)                                        0.80(2)            5.55(2)              N/A
2001                                           0.77               3.38                 N/A
2002                                           0.77               1.09                 N/A
2003                                           0.79               0.41                 N/A

FLEXIBLE INCOME

CLASS X SHARES
1999                                           0.48               8.31                  69%
2000(a)                                        0.47               8.92                  33
2001                                           0.49               7.48                 114
2002                                           0.50               7.26                 115
2003                                           0.57               4.49                 258

CLASS Y SHARES
2000(b)                                        0.72(2)            9.23(2)               33
2001                                           0.74               7.23                 114
2002                                           0.75               7.01                 115
2003                                           0.82               4.24                 258

                                       NET ASSET
                                         VALUE               NET            NET REALIZED         TOTAL FROM
                                       BEGINNING         INVESTMENT        AND UNREALIZED        INVESTMENT         DIVIDENDS TO
YEAR ENDED DECEMBER 31                 OF PERIOD        INCOME (LOSS)        GAIN (LOSS)         OPERATIONS         SHAREHOLDERS
----------------------------------------------------------------------------------------------------------------------------------
BALANCED GROWTH

CLASS X SHARES
1999                                $         16.38    $          0.48     $          0.15     $          0.63     $         (0.48)
2000(a)                                       14.63               0.47*               0.42                0.89               (0.51)
2001                                          14.90               0.44*              (0.28)               0.16               (0.44)
2002                                          14.62               0.36*              (2.02)              (1.66)              (0.38)
2003                                          12.58               0.27*               2.19                2.46               (0.33)

CLASS Y SHARES
2000(b)                                       13.67               0.18*               1.25                1.43               (0.22)
2001                                          14.88               0.39*              (0.27)               0.12               (0.41)
2002                                          14.59               0.32*              (2.01)              (1.69)              (0.34)
2003                                          12.56               0.23*               2.19                2.42               (0.30)

UTILITIES

CLASS X SHARES
1999                                          18.71               0.34                7.69                8.03               (0.34)
2000(a)                                       26.25               0.38*              (0.79)              (0.41)              (0.40)
2001                                          23.99               0.43*              (6.45)              (6.02)              (0.45)
2002                                          17.10               0.47*              (3.93)              (3.46)              (0.48)
2003                                          13.16               0.35*               2.31                2.66               (0.36)

CLASS Y SHARES
2000(b)                                       26.06               0.15*              (2.04)              (1.89)              (0.18)
2001                                          23.99               0.40*              (6.48)              (6.08)              (0.40)
2002                                          17.09               0.44*              (3.93)              (3.49)              (0.45)
2003                                          13.15               0.31*               2.31                2.62               (0.32)

DIVIDEND GROWTH

CLASS X SHARES
1999                                          22.05               0.40               (0.10)               0.30               (0.40)
2000(a)                                       19.92               0.33*               0.05                0.38               (0.37)
2001                                          15.85               0.27*              (1.13)              (0.86)              (0.28)
2002                                          14.71               0.26*              (2.88)              (2.62)              (0.26)
2003                                          11.83               0.24*               3.00                3.24               (0.24)

CLASS Y SHARES
2000(b)                                       14.14               0.10*               1.73                1.83               (0.13)
2001                                          15.84               0.23*              (1.13)              (0.90)              (0.25)
2002                                          14.69               0.23*              (2.88)              (2.65)              (0.23)
2003                                          11.81               0.20*               3.01                3.21               (0.21)

                                                            TOTAL                                                    NET ASSETS
                                     DISTRIBUTIONS      DIVIDENDS AND      NET ASSET VALUE                          END OF PERIOD
YEAR ENDED DECEMBER 31              TO SHAREHOLDERS     DISTRIBUTIONS       END OF PERIOD       TOTAL RETURN+          (000'S)
----------------------------------------------------------------------------------------------------------------------------------
BALANCED GROWTH

CLASS X SHARES
1999                                $         (1.90)   $         (2.38)    $         14.63                3.52%    $       128,299
2000(a)                                       (0.11)             (0.62)              14.90                6.37             120,911
2001                                             --              (0.44)              14.62                1.21             116,002
2002                                             --              (0.38)              12.58              (11.49)             84,846
2003                                             --              (0.33)              14.71               19.84              84,151

CLASS Y SHARES
2000(b)                                          --              (0.22)              14.88               10.55(1)            1,455
2001                                             --              (0.41)              14.59                0.86               8,463
2002                                             --              (0.34)              12.56              (11.66)             12,327
2003                                             --              (0.30)              14.68               19.51              22,898

UTILITIES

CLASS X SHARES
1999                                          (0.15)             (0.49)              26.25               43.71             165,368
2000(a)                                       (1.45)             (1.85)              23.99               (1.91)            196,489
2001                                          (0.42)             (0.87)              17.10              (25.51)            118,964
2002                                             --              (0.48)              13.16              (20.37)             66,825
2003                                             --              (0.36)              15.46               20.47              63,728

CLASS Y SHARES
2000(b)                                          --              (0.18)              23.99               (7.26)(1)           5,494
2001                                          (0.42)             (0.82)              17.09              (25.69)             12,471
2002                                             --              (0.45)              13.15              (20.58)             10,749
2003                                             --              (0.32)              15.45               20.20              13,440

DIVIDEND GROWTH

CLASS X SHARES
1999                                          (2.03)             (2.43)              19.92                0.53             742,811
2000(a)                                       (4.08)             (4.45)              15.85                5.36             619,469
2001                                             --              (0.28)              14.71               (5.45)            527,738
2002                                             --              (0.26)              11.83              (17.92)            341,673
2003                                             --              (0.24)              14.83               27.73             356,056

CLASS Y SHARES
2000(b)                                          --              (0.13)              15.84               13.02(1)            2,780
2001                                             --              (0.25)              14.69               (5.71)             22,602
2002                                             --              (0.23)              11.81              (18.15)             29,318
2003                                             --              (0.21)              14.81               27.48              51,527

                                       RATIOS TO AVERAGE NET ASSETS
                                    ----------------------------------       PORTFOLIO
                                                       NET INVESTMENT         TURNOVER
YEAR ENDED DECEMBER 31                 EXPENSES         INCOME (LOSS)           RATE
------------------------------------------------------------------------------------------
BALANCED GROWTH

CLASS X SHARES
1999                                           0.64%              3.10%                 37%
2000(a)                                        0.64               3.29                  39
2001                                           0.64               2.95                  71
2002                                           0.66               2.58                 161
2003                                           0.68               2.01                 124

CLASS Y SHARES
2000(b)                                        0.86(2)            2.90(2)               39
2001                                           0.89               2.70                  71
2002                                           0.91               2.33                 161
2003                                           0.93               1.76                 124

UTILITIES

CLASS X SHARES
1999                                           0.70               1.63                  31
2000(a)                                        0.69               1.43                  32
2001                                           0.69               2.15                  49
2002                                           0.70               3.22                  77
2003                                           0.71               2.51                  91

CLASS Y SHARES
2000(b)                                        0.95(2)            1.40(2)               32
2001                                           0.94               1.90                  49
2002                                           0.95               2.97                  77
2003                                           0.96               2.26                  91

DIVIDEND GROWTH

CLASS X SHARES
1999                                           0.60               1.86                 101
2000(a)                                        0.63               2.01                  41
2001                                           0.62               1.79                  22
2002                                           0.64               1.89                  22
2003                                           0.66               1.85                  42

CLASS Y SHARES
2000(b)                                        0.88(2)            1.45(2)               41
2001                                           0.87               1.54                  22
2002                                           0.89               1.64                  22
2003                                           0.91               1.60                  42

                                       NET ASSET
                                         VALUE               NET            NET REALIZED         TOTAL FROM
                                       BEGINNING         INVESTMENT        AND UNREALIZED        INVESTMENT         DIVIDENDS TO
YEAR ENDED DECEMBER 31                 OF PERIOD        INCOME (LOSS)        GAIN (LOSS)         OPERATIONS         SHAREHOLDERS
----------------------------------------------------------------------------------------------------------------------------------
VALUE-ADDED MARKET

CLASS X SHARES
1999                                $         19.19    $          0.22     $          2.08     $          2.30     $         (0.22)
2000(a)                                       20.54               0.26*               1.95                2.21               (0.09)
2001                                          20.75               0.22*              (0.56)              (0.34)              (0.19)
2002                                          19.12               0.19*              (3.22)              (3.03)              (0.21)
2003                                          15.88               0.19*               5.59                5.78               (0.21)

CLASS Y SHARES
2000(b)                                       18.74               0.09*               1.89                1.98                  --
2001                                          20.72               0.16*              (0.55)              (0.39)              (0.18)
2002                                          19.05               0.16*              (3.22)              (3.06)              (0.20)
2003                                          15.79               0.15*               5.56                5.71               (0.19)

GROWTH

CLASS X SHARES
1999                                          18.23              (0.02)               6.65                6.63                  --
2000(a)                                       23.27              (0.02)*             (2.47)              (2.49)                 --
2001                                          19.42              (0.01)*             (2.90)              (2.91)                 --
2002                                          15.48               0.01*              (4.32)              (4.31)                 --
2003                                          11.17               0.03*               2.97                3.00               (0.01)

CLASS Y SHARES
2000(b)                                       23.90              (0.03)*             (4.47)              (4.50)                 --
2001                                          19.40              (0.05)*             (2.90)              (2.95)                 --
2002                                          15.42              (0.02)*             (4.30)              (4.32)                 --
2003                                          11.10              (0.01)*              2.96                2.95                  --

                                                            TOTAL                                                    NET ASSETS
                                     DISTRIBUTIONS      DIVIDENDS AND      NET ASSET VALUE                          END OF PERIOD
YEAR ENDED DECEMBER 31              TO SHAREHOLDERS     DISTRIBUTIONS       END OF PERIOD       TOTAL RETURN+          (000'S)
----------------------------------------------------------------------------------------------------------------------------------
VALUE-ADDED MARKET

CLASS X SHARES
1999                                $         (0.73)   $         (0.95)    $         20.54               12.15%    $       189,708
2000(a)                                       (1.91)             (2.00)              20.75               11.98             186,887
2001                                          (1.10)             (1.29)              19.12               (1.83)            181,881
2002                                             --              (0.21)              15.88              (15.97)            121,065
2003                                          (0.32)             (0.53)              21.13               37.14             143,019

CLASS Y SHARES
2000(b)                                          --                 --               20.72               10.57(1)              890
2001                                          (1.10)             (1.28)              19.05               (2.04)             10,985
2002                                             --              (0.20)              15.79              (16.21)             18,843
2003                                          (0.32)             (0.51)              20.99               36.87              47,554

GROWTH

CLASS X SHARES
1999                                          (1.59)             (1.59)              23.27               39.10              96,699
2000(a)                                       (1.36)             (1.36)              19.42              (11.68)            132,909
2001                                          (1.03)             (1.03)              15.48              (15.23)             80,096
2002                                             --                 --               11.17              (27.84)             39,834
2003                                             --              (0.01)              14.16               26.90              40,356

CLASS Y SHARES
2000(b)                                          --                 --               19.40              (18.83)(1)           2,536
2001                                          (1.03)             (1.03)              15.42              (15.46)              4,383
2002                                             --                 --               11.10              (28.02)              3,520
2003                                             --                 --               14.05               26.58               6,850

                                       RATIOS TO AVERAGE NET ASSETS
                                    ----------------------------------       PORTFOLIO
                                                       NET INVESTMENT         TURNOVER
YEAR ENDED DECEMBER 31                 EXPENSES         INCOME (LOSS)           RATE
------------------------------------------------------------------------------------------
VALUE-ADDED MARKET

CLASS X SHARES
1999                                           0.55%              1.11%                 21%
2000(a)                                        0.54               1.31                   8
2001                                           0.54               1.12                   6
2002                                           0.54               1.09                   8
2003                                           0.55               1.11                  24

CLASS Y SHARES
2000(b)                                        0.78(2)            1.02(2)                8
2001                                           0.79               0.87                   6
2002                                           0.79               0.84                   8
2003                                           0.80               0.86                  24

GROWTH

CLASS X SHARES
1999                                           0.90              (0.11)                 88
2000(a)                                        0.88              (0.10)                 68
2001                                           0.86              (0.04)                 81
2002                                           0.91               0.08                 135
2003                                           0.93               0.21                 128

CLASS Y SHARES
2000(b)                                        1.14(2)           (0.34)(2)              68
2001                                           1.11              (0.29)                 81
2002                                           1.16              (0.17)                135
2003                                           1.18              (0.04)                128

                                       NET ASSET
                                         VALUE               NET            NET REALIZED         TOTAL FROM
                                       BEGINNING         INVESTMENT        AND UNREALIZED        INVESTMENT         DIVIDENDS TO
YEAR ENDED DECEMBER 31                 OF PERIOD        INCOME (LOSS)        GAIN (LOSS)         OPERATIONS         SHAREHOLDERS
----------------------------------------------------------------------------------------------------------------------------------
AMERICAN OPPORTUNITIES

CLASS X SHARES
1999                                $         23.31    $          0.08     $         11.76     $         11.84     $         (0.07)
2000(a)                                       32.60               0.05*              (1.39)              (1.34)                 --
2001                                          28.57               0.09*              (7.97)              (7.88)              (0.05)
2002                                          14.99               0.04*              (3.26)              (3.22)              (0.09)
2003                                          11.68               0.04*               2.36                2.40               (0.05)

CLASS Y SHARES
2000(b)                                       29.89               0.05*              (1.39)              (1.34)                 --
2001                                          28.55               0.03*              (7.95)              (7.92)              (0.05)
2002                                          14.93               0.01*              (3.25)              (3.24)              (0.06)
2003                                          11.63               0.01*               2.34                2.35               (0.02)

CAPITAL OPPORTUNITIES

CLASS X SHARES
1999                                          11.86               0.06               10.81               10.87               (0.06)
2000(a)                                       22.66              (0.09)*             (5.64)              (5.73)                 --
2001                                          15.38              (0.07)*             (5.52)              (5.59)                 --
2002                                           9.79              (0.05)*             (4.24)              (4.29)                 --
2003                                           5.50              (0.04)*              2.33                2.29                  --

CLASS Y SHARES
2000(b)                                       24.41              (0.05)*             (8.99)              (9.04)                 --
2001                                          15.37              (0.09)*             (5.53)              (5.62)                 --
2002                                           9.75              (0.07)*             (4.22)              (4.29)                 --
2003                                           5.46              (0.05)*              2.31                2.26                  --

GLOBAL EQUITY

CLASS X SHARES
1999                                          14.69               0.06                4.94                5.00               (0.06)
2000(a)                                       19.63               0.13*              (1.19)              (1.06)              (0.06)
2001                                          17.26               0.04*              (2.88)              (2.84)              (0.11)
2002                                          12.79               0.04*              (2.26)              (2.22)              (0.01)
2003                                          10.56               0.04*               3.62                3.66               (0.05)

CLASS Y SHARES
2000(b)                                       18.85               0.00*              (1.61)              (1.61)                 --
2001                                          17.24              (0.01)*             (2.86)              (2.87)              (0.10)
2002                                          12.75               0.01*              (2.26)              (2.25)                 --
2003                                          10.50               0.01*               3.60                3.61               (0.02)

                                                            TOTAL                                                    NET ASSETS
                                     DISTRIBUTIONS      DIVIDENDS AND      NET ASSET VALUE                          END OF PERIOD
YEAR ENDED DECEMBER 31              TO SHAREHOLDERS     DISTRIBUTIONS       END OF PERIOD       TOTAL RETURN+          (000'S)
----------------------------------------------------------------------------------------------------------------------------------
AMERICAN OPPORTUNITIES

CLASS X SHARES
1999                                $         (2.48)   $         (2.55)    $         32.60               55.81%    $       768,751
2000(a)                                       (2.69)             (2.69)              28.57               (4.42)            832,971
2001                                          (5.65)             (5.70)              14.99              (29.47)            463,012
2002                                             --              (0.09)              11.68              (21.56)            274,710
2003                                             --              (0.05)              14.03               20.57             260,230

CLASS Y SHARES
2000(b)                                          --                 --               28.55               (4.48)(1)          13,930
2001                                          (5.65)             (5.70)              14.93              (29.67)             30,768
2002                                             --              (0.06)              11.63              (21.73)             30,035
2003                                             --              (0.02)              13.96               20.25              46,126

CAPITAL OPPORTUNITIES

CLASS X SHARES
1999                                          (0.01)             (0.07)              22.66               92.10              84,949
2000(a)                                       (1.55)             (1.55)              15.38              (27.56)            116,991
2001                                             --                 --                9.79              (36.39)             55,488
2002                                             --                 --                5.50              (43.82)             22,097
2003                                             --                 --                7.79               41.64              25,473

CLASS Y SHARES
2000(b)                                          --                 --               15.37              (36.83)(1)           4,895
2001                                             --                 --                9.75              (36.56)             11,410
2002                                             --                 --                5.46              (44.00)              6,537
2003                                             --                 --                7.72               41.39              11,302

GLOBAL EQUITY

CLASS X SHARES
1999                                             --              (0.06)              19.63               34.14             173,743
2000(a)                                       (1.25)             (1.31)              17.26               (5.93)            171,523
2001                                          (1.52)             (1.63)              12.79              (17.22)            118,747
2002                                             --              (0.01)              10.56              (17.37)             75,611
2003                                             --              (0.05)              14.17               34.71              83,607

CLASS Y SHARES
2000(b)                                          --                 --               17.24               (8.54)(1)             883
2001                                          (1.52)             (1.62)              12.75              (17.38)              3,825
2002                                             --                 --               10.50              (17.57)              3,951
2003                                             --              (0.02)              14.09               34.33               7,593

                                       RATIOS TO AVERAGE NET ASSETS
                                    ----------------------------------       PORTFOLIO
                                                       NET INVESTMENT         TURNOVER
YEAR ENDED DECEMBER 31                 EXPENSES         INCOME (LOSS)           RATE
------------------------------------------------------------------------------------------
AMERICAN OPPORTUNITIES

CLASS X SHARES
1999                                           0.66%              0.29%                360%
2000(a)                                        0.64               0.17                 426
2001                                           0.65               0.46                 393
2002                                           0.66               0.27                 309
2003                                           0.67               0.33                 261

CLASS Y SHARES
2000(b)                                        0.88(2)            0.40(2)              426
2001                                           0.90               0.21                 393
2002                                           0.91               0.02                 309
2003                                           0.92               0.08                 261

CAPITAL OPPORTUNITIES

CLASS X SHARES
1999                                           0.20(3)            0.37(3)              318
2000(a)                                        0.79              (0.41)                 21
2001                                           0.80              (0.63)                 16
2002                                           0.90              (0.71)                103
2003                                           0.87              (0.57)                184

CLASS Y SHARES
2000(b)                                        1.02(2)           (0.62)(2)              21
2001                                           1.05              (0.88)                 16
2002                                           1.15              (0.96)                103
2003                                           1.12              (0.82)                184

GLOBAL EQUITY

CLASS X SHARES
1999                                           1.08               0.36                  79
2000(a)                                        1.06               0.68                  68
2001                                           1.07               0.29                  89
2002                                           1.08               0.35                  44
2003                                           1.08               0.35                  72

CLASS Y SHARES
2000(b)                                        1.29(2)            0.02(2)               68
2001                                           1.32               0.04                  89
2002                                           1.33               0.10                  44
2003                                           1.33               0.10                  72

                                       NET ASSET
                                         VALUE               NET            NET REALIZED         TOTAL FROM
                                       BEGINNING         INVESTMENT        AND UNREALIZED        INVESTMENT         DIVIDENDS TO
YEAR ENDED DECEMBER 31                 OF PERIOD        INCOME (LOSS)        GAIN (LOSS)         OPERATIONS         SHAREHOLDERS
----------------------------------------------------------------------------------------------------------------------------------
DEVELOPING GROWTH

CLASS X SHARES
1999                                $         20.81    $          0.01     $         19.23     $         19.24     $         (0.01)
2000(a)                                       40.04               0.22*              (7.89)              (7.67)                 --
2001                                          25.93              (0.01)*             (6.25)              (6.26)              (0.22)
2002                                          16.01              (0.03)*             (4.41)              (4.44)                 --
2003                                          11.57              (0.03)*              4.82                4.79                  --

CLASS Y SHARES
2000(b)                                       29.79               0.09*              (3.98)              (3.89)                 --
2001                                          25.90              (0.05)*             (6.25)              (6.30)              (0.21)
2002                                          15.95              (0.06)*             (4.40)              (4.46)                 --
2003                                          11.49              (0.07)*              4.80                4.73                  --

(a) PRIOR TO JULY 24, 2000, THE FUND ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE FUND HELD PRIOR TO MAY 1, 2000 HAVE BEEN DESIGNATED CLASS X SHARES.

(b) FOR THE PERIOD JULY 24, 2000 (ISSUE DATE) THROUGH DECEMBER 31, 2000.

* THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.

+ CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.

                                                            TOTAL                                                    NET ASSETS
                                     DISTRIBUTIONS      DIVIDENDS AND      NET ASSET VALUE                          END OF PERIOD
YEAR ENDED DECEMBER 31              TO SHAREHOLDERS     DISTRIBUTIONS       END OF PERIOD       TOTAL RETURN+          (000'S)
----------------------------------------------------------------------------------------------------------------------------------
CLASS X SHARES
1999                                             --    $         (0.01)    $         40.04               92.52%    $       160,595
2000(a)                             $         (6.44)             (6.44)              25.93              (21.61)            142,640
2001                                          (3.44)             (3.66)              16.01              (25.49)             85,513
2002                                             --                 --               11.57              (27.73)             45,892
2003                                             --                 --               16.36               41.40              53,996

CLASS Y SHARES
2000(b)                                          --                 --               25.90              (13.06)(1)           1,716
2001                                          (3.44)             (3.65)              15.95              (25.67)              2,973
2002                                             --                 --               11.49              (27.96)              2,602
2003                                             --                 --               16.22               41.17               6,798

                                       RATIOS TO AVERAGE NET ASSETS
                                    ----------------------------------       PORTFOLIO
                                                       NET INVESTMENT         TURNOVER
YEAR ENDED DECEMBER 31                 EXPENSES         INCOME (LOSS)           RATE
------------------------------------------------------------------------------------------
CLASS X SHARES
1999                                           0.58%              0.06%                178%
2000(a)                                        0.56               0.66                 207
2001                                           0.59              (0.05)                196
2002                                           0.61              (0.26)                251
2003                                           0.62              (0.20)                193

CLASS Y SHARES
2000(b)                                        0.83(2)            0.74(2)              207
2001                                           0.84              (0.30)                196
2002                                           0.86              (0.51)                251
2003                                           0.87              (0.45)                193

++  DISTRIBUTION FROM PAID-IN CAPITAL.

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

(3) IF THE PORTFOLIO HAD BORNE ALL EXPENSES THAT WERE ASSUMED OR WAIVED BY THE INVESTMENT MANAGER, THE ANNUALIZED EXPENSE AND NET INVESTMENT LOSS RATIOS WOULD HAVE BEEN 0.92% AND (0.35%), RESPECTIVELY.

MORGAN STANLEY
SELECT DIMENSIONS INVESTMENT SERIES

- ADDITIONAL INFORMATION ABOUT EACH PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL and SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Portfolios, or to make shareholder inquiries, please call: (800) 869-NEWS

- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.

- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7185)

                                                        PROSPECTUS - MAY 1, 2004


MORGAN STANLEY

                                             SELECT DIMENSIONS INVESTMENT SERIES

                                                                         CLASS Y


Morgan Stanley Select Dimensions Investment Series is a mutual fund comprised of 11 separate Portfolios, each with its own distinctive investment objective(s) and policies. The Portfolios are:

The Money Market Portfolio
The Flexible Income Portfolio
The Balanced Growth Portfolio
The Utilities Portfolio
The Dividend Growth Portfolio
The Value-Added Market Portfolio
The Growth Portfolio
The American Opportunities Portfolio
The Capital Opportunities Portfolio
The Global Equity Portfolio
The Developing Growth Portfolio

Shares of each Portfolio are sold exclusively to certain life insurance companies in connection with particular life insurance and/or annuity contracts they issue. The insurance companies invest in shares of the Portfolios in accordance with instructions received from owners of the applicable life insurance or annuity policy.


This PROSPECTUS must be accompanied by a current prospectus for the variable life insurance and/or annuity contracts issued by the applicable life insurance company.



     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this PROSPECTUS. Any representation to the contrary is a criminal offense.

                                    Contents


ELIGIBLE INVESTORS                                                                            1

THE PORTFOLIOS               THE MONEY MARKET PORTFOLIO                                       2

                             THE FLEXIBLE INCOME PORTFOLIO                                    5

                             THE BALANCED GROWTH PORTFOLIO                                   10

                             THE UTILITIES PORTFOLIO                                         15

                             THE DIVIDEND GROWTH PORTFOLIO                                   19

                             THE VALUE-ADDED MARKET PORTFOLIO                                22

                             THE GROWTH PORTFOLIO                                            25

                             THE AMERICAN OPPORTUNITIES PORTFOLIO                            28

                             THE CAPITAL OPPORTUNITIES PORTFOLIO                             32

                             THE GLOBAL EQUITY PORTFOLIO                                     35

                             THE DEVELOPING GROWTH PORTFOLIO                                 38

ADDITIONAL INVESTMENT
STRATEGY INFORMATION                                                                         41

ADDITIONAL RISK INFORMATION                                                                  42

PORTFOLIO MANAGEMENT                                                                         47

SHAREHOLDER INFORMATION      PRICING FUND SHARES                                             49

                             PLAN OF DISTRIBUTION                                            49

                             DISTRIBUTIONS                                                   49

                             TAX CONSEQUENCES                                                50

FINANCIAL HIGHLIGHTS                                                                         52

                             THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND.
                             PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

ELIGIBLE INVESTORS


Morgan Stanley Select Dimensions Investment Series (the "Fund") is comprised of 11 separate Portfolios (each a "Portfolio"), each with its own distinct investment objective(s) and policies. The Fund is offered exclusively to life insurance companies in connection with particular life insurance and/or annuity contracts they offer (the "Contracts").

Shares of each Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of the applicable Contract.


The Fund also offers Class X shares of each Portfolio through a separate prospectus. Class X shares are subject to lower expenses, but are only available through certain eligible Contracts. For more information, contact the insurance company offering the accompanying prospectus.

THE PORTFOLIOS

THE MONEY MARKET PORTFOLIO

[GRAPHIC]


INVESTMENT OBJECTIVE


The Money Market Portfolio seeks high current income, preservation of capital and liquidity.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in high quality, short-term debt obligations. In selecting investments, the "Investment Manager," Morgan Stanley Investment Advisors Inc., seeks to maintain the Portfolio's share price at $1.00. A mutual fund's share price remaining stable at $1.00 means that the fund would preserve the principal value of the shareholders' investments.

The Portfolio's investments include the following money market instruments:

-  commercial paper and corporate
   obligations --                       rated in one of the two highest rating
                                        categories by at least two nationally
                                        recognized rating organizations or, if
                                        not rated, is of comparable quality;

-  bank obligations --                  including certificates of deposit of
                                        U.S.-regulated banks having total assets
                                        of $1 billion or more, and investments
                                        secured by these obligations;

-  savings institution obligations --   including certificates of deposit of
                                        savings banks and savings and loan
                                        institutions having assets of $1 billion
                                        or more;

-  insured certificates of deposit --   of banks and savings institutions having
                                        assets of less than $1 billion;

-  repurchase agreements --             which may be viewed as a type of secured
                                        lending by the Portfolio; and

-  U.S. government securities --        issued or guaranteed as to principal by
                                        the U.S. Government, its agencies or its
                                        instrumentalities.

[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS


There is no assurance that the Money Market Portfolio will achieve its investment objective.


Principal risks of investing in the Money Market Portfolio are associated with its debt obligation investments. All debt obligations, such as bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.

The Investment Manager actively manages the Portfolio's assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. The Portfolio's assets are reviewed to maintain or improve creditworthiness. In addition, federal regulations require money market funds to invest only in debt obligations of high quality and with short maturities.

[SIDENOTE]
MONEY MARKET


A portfolio having the goal of selecting securities to provide current income while seeking to maintain a stable share price of $1.00.


YIELD

The Portfolio's yield reflects the actual income the Portfolio pays to you expressed as a percentage of the Portfolio share price. Because the Portfolio's income from its portfolio securities will fluctuate, the income it in turn distributes to you and the Portfolio's yield will vary.

The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies.

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in the Portfolio.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Money Market Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. For the Portfolio's most recent 7-day annualized yield, you may call (800) 869-NEWS. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL RETURNS -- CALENDAR YEARS

2001        3.62%
 '02        1.09%
 '03        0.40%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2004 WAS 0.07%.

During the period shown in the bar chart, the highest return for a calendar quarter was 1.30% (quarter ended March 31, 2001) and the lowest return for a calendar quarter was 0.07% (quarter ended December 31, 2003).



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                                                           LIFE OF PORTFOLIO
                                           PAST 1 YEAR      (SINCE 07/24/00)
----------------------------------------------------------------------------
The Money Market Portfolio                    0.40%              2.23%


[SIDENOTE]
ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past three calendar years.


AVERAGE ANNUAL TOTAL RETURNS

This table shows the average annual total returns of the Portfolio's Class Y share.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Management fee                                                   0.50%
Distribution and service (12b-1) fees                            0.25%
Other expenses                                                   0.04%
Total annual Portfolio operating expenses                        0.79%


EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.


                                EXPENSES OVER TIME
                   -------------------------------------------
                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
                   -------------------------------------------
                   $   81     $   252     $   439     $    978


[SIDENOTE]
ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2003. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

THE FLEXIBLE INCOME PORTFOLIO

[GRAPHIC]


INVESTMENT OBJECTIVES


The Flexible Income Portfolio seeks as a primary objective to provide a high level of current income. As a secondary objective, the Portfolio seeks to maximize total return, but only to the extent consistent with its primary objective.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Flexible Income Portfolio will normally invest at least 80% of its assets in a portfolio of fixed-income securities. The Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., will allocate the Portfolio's securities investments among the following asset classes or market segments: (1) investment grade global securities, (2) mortgage-backed securities and U.S. government securities, (3) high yield securities and (4) emerging market securities. The amount of the Portfolio's assets committed to any one asset class or market segment will fluctuate and there are no percentage limitations with respect to the amount of the Portfolio's assets that may be invested in any such asset class or market segment other than those relating to high yield and emerging market debt securities as set forth below. The Investment Manager has the flexibility to select any combination of the aforementioned groups depending upon market conditions and the current economic environment and, as a result, at any given time the Portfolio's assets that may be invested in certain groups and not others.


(1) GLOBAL SECURITIES.

- Fixed-income securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or fixed-income securities issued or guaranteed by a foreign government or supranational organization or any of their instrumentalities or fixed-income securities issued by a corporation or asset-backed securities, all of which are rated BBB or above by Standard & Poor's ("S&P") or Baa or above by Moody's Investors Service ("Moody's") or, if unrated, are determined by the Investment Manager to be of comparable quality;

- Certificates of deposit and bankers' acceptances (a) issued or guaranteed by, or time deposits maintained at, banks and (b) rated in the two highest short-term rating categories by either S&P, Moody's or Duff & Phelps or, if unrated, are determined by the Investment Manager to be of high creditworthiness; and

- Commercial paper rated in the two highest short-term rating categories by either S&P, Moody's or Duff & Phelps or, if unrated, issued by U.S. or foreign companies having outstanding debt securities rated A or higher by S&P or Moody's.

(2) MORTGAGE-BACKED AND U.S. GOVERNMENT SECURITIES.

- Fixed-rate and adjustable rate mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by private issuers that are rated in the highest bond rating category by Moody's or S&P or, if not rated, are determined to be of comparable quality by the Investment Manager;

- U.S. Treasury securities, such as bills, notes, bonds and zero coupon securities (without restrictions as to remaining maturity at time of purchase); and

- U.S. government agency securities, such as discount notes, medium-term notes, debentures and zero coupon securities (without restrictions as to remaining maturity at time of purchase).

[SIDENOTE]
INCOME

An investment objective having the goal of selecting securities to pay out income rather than rise in price.

MORTGAGE-BACKED SECURITIES. One type of mortgage-backed security, in which the Portfolio may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the collection, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.

ASSET-BACKED SECURITIES. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities described above.

(3) HIGH YIELD SECURITIES. The Portfolio may invest in high yield, high risk fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or, if not rated, are determined by the Investment Manager to be of comparable quality. Fixed-income securities rated Ba or lower by Moody's or BB or lower by S&P are considered speculative investments and are commonly known as "junk bonds." The securities in this group may include both convertible and non-convertible debt securities, asset-backed securities and preferred stock. They also may include "Rule 144A" securities, which are subject to resale restrictions. The Portfolio does not have any minimum quality rating standard for this group of investments. Thus, the Portfolio may invest in fixed-income securities that may already be in default on payment of interest or principal. The Portfolio's investments in junk bonds not including emerging market securities as set forth below may not exceed 33 1/3% of its assets.

(4) EMERGING MARKET SECURITIES. The Portfolio may invest up to 15% of its assets in debt securities of companies or foreign governments or supranational organizations or any of their instrumentalities located in emerging market countries. These securities may be rated below investment grade and may be considered high yield securities. Emerging market countries are countries that major financial institutions such as the World Bank generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Hong Kong, Singapore, Australia, New Zealand and most nations located in Western Europe. The Portfolio's investments in emerging market securities may include Brady Bonds which are securities that are created by exchanging existing commercial bank loans to foreign entities for new obligations for the purpose of restructuring the issuers' debts.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio may invest in forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at a specified price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated.


FUTURES AND OPTIONS. The Portfolio also may invest in options and futures, including interest rate futures and options thereon. Options and futures may be used to hedge the interest rate sensitivity of its portfolio securities or to seek to protect against a decline in securities prices or an increase in prices of securities that may be purchased from changes in prevailing interest rates.

The Portfolio may also invest in put and call options with respect to foreign currencies and in futures on interest rate indexes. The Portfolio may use options and futures to facilitate allocation of the Portfolio's investments among asset classes, to increase or decrease the Portfolio's exposure to a bond market or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.


OTHER SECURITIES. The Portfolio may invest up to 20% of its net assets in common stocks. The Portfolio may acquire stock, among other ways, directly or upon exercise of warrants attached to other securities.

[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Flexible Income Portfolio will achieve its investment objectives. The Flexible Income Portfolio's share price and yield will fluctuate with changes in the market value and/or yield of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

FIXED-INCOME SECURITIES. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.


The Portfolio is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Portfolio's investment securities to fall substantially.

SOVEREIGN DEBT. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.


FOREIGN SECURITIES. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in foreign currency exchange rates. Additionally, securities of companies located in emerging market countries may be more volatile and less liquid than securities that trade in developed countries and may be subject to greater potential loss.

MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES. There are particular risks associated with the Portfolio's investment in mortgage-backed securities (which include CMOs), and asset-backed securities. For example, these securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

HIGH YIELD SECURITIES. The Portfolio's investments in high yield securities, commonly known as "junk bonds," pose significant risks.

FUTURES AND OPTIONS. There are also particular risks associated with the Portfolio's investments in futures and options. The Investment Manager's predictions of movements in the direction of the stock, bond, stock index or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (E.G., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. The use of futures and options include, for example, the possible imperfect correlation between the price of option and futures contracts and the movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Flexible Income Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001      -4.41%
 '02       8.59%
 '03      13.15%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2004 WAS 1.68%.

During the period shown in the bar chart, the highest return for a calendar quarter was 4.37% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was - 3.71% (quarter ended June 30, 2001).


[SIDENOTE]
ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past three calendar years.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                                                           LIFE OF PORTFOLIO
                                           PAST 1 YEAR      (SINCE 07/24/00)
----------------------------------------------------------------------------
The Flexible Income Portfolio                 13.15%              3.34%
Lehman Brothers Intermediate U.S.
  Government/Credit Index(1)                   4.31%              8.50%



(1) THE LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT/CREDIT INDEX TRACKS THE PERFORMANCE OF U.S. GOVERNMENT AND CORPORATE OBLIGATIONS, INCLUDING U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES, AND CORPORATE AND YANKEE BONDS WITH MATURITIES OF 1 TO 10 YEARS. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Management fee                                                   0.40%
Distribution and service (12b-1) fees                            0.25%
Other expenses                                                   0.17%
Total annual Portfolio operating expenses                        0.82%


Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.


                                EXPENSES OVER TIME
                   -------------------------------------------
                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
                   -------------------------------------------
                   $   84     $   262     $   455     $  1,014


[SIDENOTE]
AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2003. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

THE BALANCED GROWTH PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVE

The Balanced Growth Portfolio seeks to provide capital growth with reasonable current income.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The Balanced Growth Portfolio will normally invest at least 60% of its assets in dividend paying common stocks and securities convertible into common stock and at least 25% in fixed-income securities. Within these limitations, the Portfolio may hold whatever proportion of these investments its "Investment Manager," Morgan Stanley Investment Advisors Inc., believes desirable based on the Investment Manager's assessment of business, economic and investment conditions.

The three groups of Portfolio investments in more detail include:

(1) COMMON STOCKS/CONVERTIBLE SECURITIES. The Portfolio invests in common stocks of companies that have a record of paying dividends and, in the Investment Manager's opinion, have the potential for increasing dividends. Investment grade securities convertible into common stocks may also be Portfolio investments. The Portfolio's common stock investments may include foreign securities that are listed in the U.S. on a national securities exchange and depositary receipts.


(2) FIXED-INCOME SECURITIES. The Portfolio's fixed-income securities (including zero coupon securities) are limited to investment grade corporate debt securities such as bonds and notes, Yankee dollar obligations, sovereign debt, investment grade mortgage-backed securities, investment grade asset-backed securities and U.S. government securities. The U.S. government securities may include:


- U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.

- Securities (including mortgage-backed securities) issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association and the Federal Housing Administration.

- Securities (including mortgage-backed securities) issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

- Securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Home Loan Bank.

MORTGAGE-BACKED SECURITIES. One type of mortgage-backed security, in which the Portfolio may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in

[SIDENOTE]
GROWTH & INCOME

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.

(3) COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the collection, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of a CMO.


YANKEE DOLLAR OBLIGATIONS AND SOVEREIGN DEBT SECURITIES. Yankee dollar obligations are dollar denominated obligations issued in the U.S. capital markets by foreign issuers, such as corporations and banks. Sovereign debt securities are issued or guaranteed by foreign government entities.


ASSET-BACKED SECURITIES. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass-through structures similar to mortgage-backed securities. These types of pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

(4) MONEY MARKET SECURITIES. The money market securities in which the Portfolio may invest include: securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities; bank obligations; Eurodollar certificates of deposit; obligations of savings institutions; fully insured certificates of deposit; and commercial paper.

The Portfolio may also invest in futures with respect to stock indices, financial instruments and interest rate indices and may purchase and sell options on securities, securities indices and stock index futures. The Portfolio may use futures and options to facilitate trading, to increase or decrease the Portfolio's market exposure or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.

[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Balanced Growth Portfolio will achieve its investment objective. The Balanced Growth Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


COMMON STOCKS. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

FIXED-INCOME, INCLUDING MONEY MARKET, SECURITIES. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

The Portfolio is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Portfolio's investment securities to fall substantially.


MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES. There are particular risks associated with the Portfolio's investment in mortgage-backed securities (which include CMOs) and asset-backed securities. For example, these securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.


YANKEE DOLLAR OBLIGATIONS. Yankee dollar obligations are subject to the same risks as domestic issues, notably credit risk, market risk and liquidity risk. To a limited extent, they are also subject to certain sovereign risks. One such risk is the possiblity that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers. The Portfolio may consider Yankee dollar obligations to be domestic securities for purposes of its investment policy.

SOVEREIGN DEBT. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

CONVERTIBLE SECURITIES. The Portfolio's investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

OPTIONS AND FUTURES. There are also particular risks associated with the Portfolio's investments in options and futures. Positions in options and futures contracts may be closed out only on an exchange which provides a secondary market for such options and futures. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. The inability to close out an option or futures contract could have an adverse impact on the Portfolio's ability to hedge effectively. Additionally, the Portfolio's use of options and futures involves the risk of imperfect or no correlation where the securities underlying options and futures contracts have different maturities than the securities that are the subject of the hedge.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Balanced Growth Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees under the life insurance or annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001       0.86%
 '02     -11.66%
 '03      19.51%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2004 WAS 1.78%.

During the period shown in the bar chart, the highest return for a calendar quarter was 12.19% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was - 11.72% (quarter ended September 30, 2002).



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                                                            LIFE OF PORTFOLIO
                                            PAST 1 YEAR     (SINCE 07/24/00)
-----------------------------------------------------------------------------
The Balanced Growth Portfolio                  19.51%             4.86%
Russell 1000 Value Index(1)                    30.03%             3.74%
Lehman Brothers U.S. Aggregate Index(2)         4.10%             8.56%



(1) THE RUSSELL 1000 VALUE INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES IN THE RUSSELL 1000 INDEX WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(2) THE LEHMAN BROTHERS U.S. AGGREGATE INDEX TRACKS THE PERFORMANCE OF ALL U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES, INVESTMENT-GRADE CORPORATE DEBT SECURITIES, AGENCY MORTGAGE-BACKED SECURITIES, ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED SECURITIES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[SIDENOTE]
ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past three calendar years.


AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of broad measures of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Management fee                                                   0.60%
Distribution and service (12b-1) fees                            0.25%
Other expenses                                                   0.08%
Total annual Portfolio operating expenses                        0.93%


Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.


                                EXPENSES OVER TIME
                   -------------------------------------------
                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
                   -------------------------------------------
                   $   95     $   296     $   515     $  1,143


[SIDENOTE]
ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2003. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

THE UTILITIES PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVE

The Utilities Portfolio seeks both capital appreciation and current income.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Utilities Portfolio will normally invest at least 80% of its assets in the securities of companies engaged in the utilities industry. A company will be considered engaged in the utilities industry if it derives at least 50% of its revenues or earnings from that industry or it devotes at least 50% of its assets to activities in that industry. These may include companies involved in, among other things, telecommunications, computers and other new or emerging technology companies, gas and electric energy, water distribution, the Internet and Internet related services. These include traditionally regulated utility companies or fully or partially deregulated utility companies as well as unregulated utility companies. The Portfolio also may invest up to 25% of its net assets in foreign securities. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange.

The Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., will shift the Portfolio's assets between different segments of the utilities industry and between common stock, other equity securities and investment grade fixed-income securities based on its view of prevailing market, economic and financial conditions. The Portfolio does not have any set policies to concentrate its assets in any particular segment of the utilities industry or any particular type of security. In selecting common stock and other equity securities, the Investment Manager considers earnings and dividend growth, book value, dividend discount and price/earnings relationships. In addition, the Investment Manager makes continuing assessments of management, the prevailing regulatory framework and industry trends. Computer-based equity selection models also may be used. If the Investment Manager believes favorable conditions for capital growth of equity securities are not prevalent at a particular time, it may allocate the Portfolio's assets predominantly or exclusively to debt securities with the aim of obtaining current income and thus contributing long-term growth of capital.

The Portfolio may invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as a pool of power generation assets or other utility assets or utility related assets, automobile and credit card receivables or home equity loans that have been securitized in pass-through structures similar to mortgage-backed securities. These types of pass-through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

The Portfolio may invest up to 20% of its assets in securities of companies not engaged in the utilities industry, U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities and real estate investment trusts (commonly known as "REITs"). Up to 10% of the Portfolio's net assets may be invested in convertible securities, a portion of which may be rated below investment grade. The Portfolio may also utilize forward foreign currency exchange contracts.


[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Utilities Portfolio will achieve its investment objective. The Utilities Portfolio's share price will fluctuate with changes in the market value of its portfolio

[SIDENOTE]
GROWTH & INCOME

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


UTILITIES INDUSTRY. The Portfolio's investments in the utilities industry are impacted by a host of risks particular to that industry. Changing regulation constitutes one of the key industry-specific risks for the Portfolio. State and other regulators monitor and control utility revenues and costs, and therefore may limit utility profits and dividends paid to investors. Regulatory authorities also may restrict a company's access to new markets, thereby diminishing the company's long-term prospects. The deregulation of certain utilities companies may eliminate restrictions on profits and dividends, but also may subject these companies to greater risks of loss. Individual sectors of the utility market are subject to additional risks. These risks apply to all utility companies -- regulated, fully or partially deregulated or unregulated. For example, telecommunications companies have been affected by technological development leading to increased competition, as well as changing regulation of local and long-distance telephone service and other telecommunications businesses. Certain telecommunications companies have not benefitted from the new competitive climate.


Electric utilities may be burdened by unexpected increases in fuel and other operating costs. They are adversely affected when long-term interest rates rise. Long-term borrowings are used to finance most utility investments, and rising interest rates lead to higher financing costs and reduced earnings. There are also the considerable costs associated with environmental compliance, nuclear waste clean-up, and safety regulation. Increasingly, regulators are calling upon electric utilities to bear these added costs, and there is a risk that these costs will not be fully recovered through an increase in revenues.

Among gas companies, there has been a move to diversify into oil and gas exploration and development, making investment return more sensitive to energy prices. In the case of the water utility sector, the industry is highly fragmented, and most water supply companies find themselves in mature markets although upgrading of fresh water and waste systems is an expanding business.

COMMON STOCKS AND OTHER EQUITY SECURITIES. A principal risk of investing in the Portfolio is associated with its common stock and other equity security investments. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions.

FIXED-INCOME SECURITIES. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

The Portfolio is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the prices of the Portfolio's investment securities to fall substantially.

ASSET-BACKED SECURITIES. There are also particular risks associated with the Portfolio's investments in asset-backed securities. For example, asset-backed securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

FOREIGN SECURITIES. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Investment Manager is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Utilities Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001      -25.69%
 '02      -20.58%
 '03       20.20%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2004 WAS 4.75%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 15.12% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was - 16.14% (quarter ended September 30, 2002).



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                                                            LIFE OF PORTFOLIO
                                          PAST 1 YEAR       (SINCE 07/24/00)
-----------------------------------------------------------------------------
The Utilities Portfolio                      20.20%              -11.48%
S&P 500 Index(1)                             28.68%               -6.26%



(1) THE STANDARD & POOR'S(R) 500 INDEX (S&P 500 INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[SIDENOTE]
ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past three calendar years.


AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO


ANNUAL PORTFOLIO OPERATING EXPENSES


Management fee                                               0.65%
Distribution and service (12b-1) fees                        0.25%
Other expenses                                               0.06%
Total annual Portfolio operating expenses                    0.96%


Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.


                               EXPENSES OVER TIME
                   -------------------------------------------
                   1 YEAR      3 YEARS    5 YEARS     10 YEARS
                   -------------------------------------------
                   $   98      $   306    $   531     $  1,178


[SIDENOTE]
ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2003. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

THE DIVIDEND GROWTH PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVE

The Dividend Growth Portfolio seeks to provide reasonable current income and long-term growth of income and capital.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The Dividend Growth Portfolio will normally invest at least 80% of its assets in common stocks of companies with a record of paying dividends and the potential for increasing dividends. The Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., initially employs a quantitative screening process in an attempt to identify a number of common stocks which are undervalued and which have a record of paying dividends. The Investment Manager then applies qualitative analysis to determine which stocks it believes have the potential to increase dividends and, finally, to determine whether any of the stocks should be added to or sold from the Portfolio.

The Portfolio's stock investments may include foreign securities held directly (or in the form of depositary receipts that are listed in the U.S. on a national securities exchange).


The Portfolio may also invest up to 20% of its assets in convertible securities, U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and investment grade fixed-income securities (including zero coupon securities). The Portfolio may also utilize forward foreign currency exchange contracts.


[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Dividend Growth Portfolio will achieve its investment objective. The Dividend Growth Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


COMMON STOCKS. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

CONVERTIBLE SECURITIES. The Portfolio's investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than the conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

FIXED-INCOME SECURITIES. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

FOREIGN SECURITIES. The Portfolio is also subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

[SIDENOTE]
GROWTH & INCOME

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.


[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Dividend Growth Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

[CHART]

2001        -5.71%
 '02       -18.15%
 '03        27.48%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2004 WAS 1.32%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 17.24% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was - 21.03% (quarter ended September 30, 2002).



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                                                           LIFE OF PORTFOLIO
                                             PAST 1 YEAR    (SINCE 07/24/00)
----------------------------------------------------------------------------
The Dividend Growth Portfolio                   27.48%            3.14%
S&P 500 Index(1)                                28.68%           -6.26%



(1) THE STANDARD & POOR'S 500 INDEX (S&P 500(R) INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[SIDENOTE]
ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past three calendar years.


AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Management fee                                                  0.62%
Distribution and service (12b-1) fees                           0.25%
Other expenses                                                  0.04%
Total annual Portfolio operating expenses                       0.91%


Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.


                               EXPENSES OVER TIME
                   -------------------------------------------
                   1 YEAR      3 YEARS    5 YEARS     10 YEARS
                   -------------------------------------------
                   $   93      $   290    $   504     $  1,120


[SIDENOTE]
ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2003. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

THE VALUE-ADDED MARKET PORTFOLIO

[GRAPHIC]


INVESTMENT OBJECTIVE


The Value-Added Market Portfolio seeks to achieve a high level of total return on its assets through a combination of capital appreciation and current income.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Value-Added Market Portfolio invests in a diversified portfolio of common stocks represented in the Standard & Poor's(R) 500 Composite Stock Price Index ("S&P 500"). The S&P 500 is a well known stock market index that includes common stocks of 500 companies. The Portfolio generally invests in each stock included in the S&P 500 in approximately equal proportions. This approach differs from the S&P 500 because stocks in the S&P 500 are represented in proportion to their market value or market-capitalization. For example, the 50 largest companies in the S&P 500 represent approximately 60% of the S&P 500's value; however, these same 50 companies represent roughly 10% of the Portfolio's value. The Portfolio may invest in foreign securities represented in the S&P 500, including depositary receipts.


The Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., will adjust the Portfolio's investment securities at least annually to maintain an approximately equal-weighting of each S&P 500 stock.

In addition, the Portfolio may purchase and sell stock index futures. Generally, the Portfolio would purchase futures contracts as a temporary substitute for the purchase of individual stocks that then may be purchased in an orderly fashion.


"Standard & Poor's(R) ," "S&P(R) ," "S&P 500(R)," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Value-Added Market Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Portfolio.


[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Value-Added Market Portfolio will achieve its investment objective. The Value-Added Market Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


Unlike many mutual funds, the Portfolio is not actively "managed." Therefore, the Portfolio generally would not sell a stock because the stock's issuer is in financial trouble unless that stock is removed from the S&P 500. In addition, the Investment Manager does not expect the Portfolio's performance to track the performance of the S&P 500 because the Portfolio uses an equally-weighted approach while the S&P 500 uses a market-capitalization approach. The Investment Manager may eliminate one or more securities (or elect not to increase the Value-Added Market Portfolio's position in such securities) in certain circumstances.

COMMON STOCK. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the

[SIDENOTE]
TOTAL RETURN

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.


[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Value-Added Market Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001       -2.04%
 '02      -16.21%
 '03       36.87%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2004 WAS 3.53%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 18.72% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was - 18.41% (quarter ended September 30, 2002).



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                                                             LIFE OF PORTFOLIO
                                               PAST 1 YEAR    (SINCE 07/24/00)
------------------------------------------------------------------------------
The Value-Added Market Portfolio                  36.87%            6.52%
S&P 500 Index(1)                                  28.68%           -6.26%



(1) THE STANDARD & POOR'S 500 INDEX (S&P 500(R) INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[SIDENOTE]
ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past three calendar years.


AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Management fee                                                   0.50%
Distribution and service (12b-1) fees                            0.25%
Other expenses                                                   0.05%
Total annual Portfolio operating expenses                        0.80%


Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.


                                EXPENSES OVER TIME
                   -------------------------------------------
                   1 YEAR      3 YEARS    5 YEARS     10 YEARS
                   -------------------------------------------
                   $   82      $   255    $   444     $    990


[SIDENOTE]
ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2003. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

THE GROWTH PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVE

The Growth Portfolio seeks long-term growth of capital.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Growth Portfolio will normally invest at least 65% of its assets in common stocks primarily of companies having market values or capitalizations of at least $1 billion that the Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., believes exhibit strong earnings and free cash flow growth. The Investment Manager seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities. The Investment Manager emphasizes individual security selection.

The Investment Manager may invest up to 25% of the Portfolio's net assets in foreign securities (including depositary receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange. The Portfolio may also utilize forward foreign currency exchange contracts.

The Investment Manager follows a flexible investment program in seeking to achieve the Portfolio's investment objective. The Investment Manager focuses on companies it believes have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. In this regard, the Investment Manager studies company developments, including business strategy, management focus and financial results. Valuation is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations. The Investment Manager generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.


SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Growth Portfolio will achieve its investment objective. The Growth Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these changes.

FOREIGN SECURITIES. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.


OTHER RISKS. The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.


[SIDENOTE]
CAPITAL GROWTH

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Growth Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001      -15.46%
 '02      -28.02%
 '03       26.58%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2004 WAS 0.71%.


During the periods shown in the bar chart, the highest return for a calendar quarter was 12.72% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was - 18.51% (quarter ended March 31, 2001).


AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                                                            LIFE OF PORTFOLIO
                                           PAST 1 YEAR       (SINCE 07/24/00)
-----------------------------------------------------------------------------
The Growth Portfolio                          26.58%             -12.77%
S&P 500 Index(1)                              28.68%              -6.26%



(1) THE STANDARD & POOR'S 500 INDEX (S&P 500(R) INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[SIDENOTE]
ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past three calendar years.


AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Management fee                                              0.80%
Distribution and service (12b-1) fees                       0.25%
Other expenses                                              0.13%
Total annual Portfolio operating expenses                   1.18%


Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.


                                EXPENSES OVER TIME
                   -------------------------------------------
                   1 YEAR      3 YEARS    5 YEARS     10 YEARS
                   -------------------------------------------
                   $  120      $   375    $   649     $  1,432


[SIDENOTE]
ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2003. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

THE AMERICAN OPPORTUNITIES PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVE

The American Opportunities Portfolio seeks long-term capital growth consistent with an effort to reduce volatility.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The American Opportunities Portfolio will normally invest at least 65% of its assets in a diversified portfolio of common stocks (including depositary receipts). At least 80% of the Portfolio's assets will be invested in securities issued by companies traded on a U.S. securities exchange or issued by the U.S. Government, its agencies or instrumentalities. The Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., invests in industries that it believes have earnings growth potential. The Investment Manager utilizes a process, known as sector rotation, that emphasizes industry selection. The Investment Manager invests in those industries that it believes will have the strongest relative earnings growth potential given the projected economic outlook. After selecting the Portfolio's target industries, the Investment Manager then selects specific companies within those industries whose prospects are deemed attractive after assessing company fundamentals and valuation screens.

SECTOR ROTATION. The Investment Manager will utilize a sector rotation process designed to respond to changing economic cycles by proactively investing in industries that the Investment Manager believes to be positioned to benefit from the current phase of the economic cycle. First, the Investment Manager attempts to identify what stage of the business cycle the economy is in and which industries have historically outperformed the overall market during that stage of the cycle. To accomplish this task, the Investment Manager establishes an economic forecast based on its short-term and long-term views of the domestic and global economic cycles. As part of this process, the Investment Manager will attempt to identify secular trends, such as shifting demographics or technological developments, and the sectors that could benefit in the long term from these secular trends. Also considered are competitive industry variables, such as supply and demand, pricing trends and new product cycles.

The Portfolio also may invest up to 35% of its assets in convertible debt and preferred securities; fixed-income securities (including zero coupon bonds) such as U.S. government securities and investment grade corporate debt securities; and options and futures on stock indexes. Up to 20% of the Portfolio's assets may be invested in foreign securities (that are not traded in the U.S. on a national securities exchange), including emerging market securities. In addition, the Portfolio may utilize forward foreign currency exchange contracts.


[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the American Opportunities Portfolio will achieve its investment objective. The American Opportunities Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the

[SIDENOTE]
CAPITAL GROWTH

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.

company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. The Portfolio's emphasis on industries may cause its performance to be more sensitive to developments affecting particular industries than a fund that places primary emphasis on individual companies.

While the Portfolio principally invests in large, established companies, the Portfolio may invest in medium- and small-sized companies. Investing in securities of small- and medium-sized growth companies involves greater risk than is customarily associated with investing in more established companies. These stocks may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

FIXED-INCOME SECURITIES. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.


The Portfolio is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Portfolio's investment securities to fall substantially.


FOREIGN SECURITIES. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

OPTIONS AND FUTURES. Stock index futures and options on stock indexes and stock index futures may be used to facilitate trading, to increase or decrease the Portfolio's market exposure, to seek higher investment returns, or to seek to protect against a decline in the value of the Portfolio's securities or an increase in prices of securities that may be purchased.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the American Opportunities Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

[CHART]

2001       -29.67%
 '02       -21.73%
 '03        20.25%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2004 WAS 1.22%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 10.98% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was - 22.03% (quarter ended March 31, 2001).



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                                                                         LIFE OF PORTFOLIO
                                                        PAST 1 YEAR      (SINCE 07/24/00)
------------------------------------------------------------------------------------------
The American Opportunities Portfolio                       20.25%             -12.49%
S&P 500 Index(1)                                           28.68%              -6.26%



(1) THE STANDARD & POOR'S 500 INDEX (S&P 500(R) INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[SIDENOTE]
ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class Y has varied from year to year over the past three calendar years.


AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Management fee                                                0.63%
Distribution and service (12b-1) fees                         0.25%
Other expenses                                                0.04%
Total annual Portfolio operating expenses                     0.92%


Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.


                               EXPENSES OVER TIME
                   -------------------------------------------
                   1 YEAR      3 YEARS    5 YEARS     10 YEARS
                   -------------------------------------------
                   $   94      $   293    $   509     $  1,131


[SIDENOTE]
ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2003. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

THE CAPITAL OPPORTUNITIES PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVE

The Capital Opportunities Portfolio seeks long-term capital growth.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Capital Opportunities Portfolio will normally invest at least 65% of its assets in a portfolio of common stocks of companies with market capitalizations, at the time of purchase, within the capitalization range of the companies comprising the Lipper Multi-Cap Growth universe, which as of December 31, 2003 was approximately $29.9 million to $311.1 billion. The Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., invests the Portfolio's assets in companies that it believes exhibit above-average earnings growth prospects and attractive stock market valuations. In buying and selling securities for the Portfolio, the Investment Manager uses its proprietary research in pursuing a "bottom-up" investment philosophy, which emphasizes individual company selection. Quantitative and qualitative standards also will be used to screen companies to provide a list of potential investment securities. The Investment Manager then subjects the list of securities to a fundamental analysis using a variety of criteria.


Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends.


In addition, the Portfolio may invest up to 35% of its net assets in investment grade fixed- income securities. The Portfolio also may invest up to 25% of its net assets in foreign equity securities (including depositary receipts). The Portfolio may utilize forward foreign currency exchange contracts.


[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Capital Opportunities Portfolio will achieve its investment objective. The Capital Opportunities Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with its common stock investments of medium-sized companies. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

Investing in securities of small- and medium-sized companies may involve greater risk than is customarily associated with investing in more established companies. Often, small- and medium-sized companies and the industries in which they are focused are still evolving, and they are more sensitive to changing market conditions than larger companies in more established industries. Their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.


The Portfolio is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Portfolio's investment securities to fall substantially.

[SIDENOTE]
CAPITAL GROWTH

An investment objective having the goal ofselecting securities with the potential to rise inprice rather than pay out income.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with fixed-income securities and forward foreign currency exchange contracts. For information about these risks, see the "Additional Risk Information" section.


[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Capital Opportunities Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001     -36.56%
 '02     -44.00%
 '03      41.39%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2004 WAS 6.35%.


During the periods shown in the bar chart, the highest return for a calendar quarter was 37.91% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was - 41.08% (quarter ended September 30, 2001).


AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                                                            LIFE OF PORTFOLIO
                                            PAST 1 YEAR     (SINCE 07/24/00)
-----------------------------------------------------------------------------
The Capital Opportunities Portfolio            41.39%            -28.40%
S&P Mid-Cap 400 Index(1)                       35.62%              5.44%
Lipper Multi-Cap Growth Index(2)               35.38%            -14.88%



(1) THE STANDARD & POOR'S MID-CAP 400 INDEX (S&P MIDCAP 400 INDEX) IS A MARKET-VALUE WEIGHTED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 400 DOMESTIC STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


(2) THE LIPPER MULTI-CAP GROWTH INDEX TRACKS THE PERFORMANCE OF THE 30 LARGEST MULTI-CAP GROWTH OPEN-END MUTUAL FUNDS, AS CATEGORIZED BY LIPPER, INC. FUNDS IN THIS CATEGORY, BY PORTFOLIO PRACTICE, INVEST IN A VARIETY OF MARKET CAPITALIZATION RANGES WITHOUT CONCENTRATING 75% OF THEIR EQUITY ASSETS IN ANY ONE MARKET CAPITALIZATION RANGE OVER AN EXTENDED PERIOD OF TIME. MULTI-CAP GROWTH FUNDS TYPICALLY HAVE AN ABOVE-AVERAGE PRICE-TO-EARNINGS RATIO, PRICE-TO-BOOK RATIO, AND THREE-YEAR SALES-PER-SHARE GROWTH VALUE, COMPARED TO THE S&P SUPERCOMPOSITE 1500 INDEX. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[SIDENOTE]
ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past three calendar years.


AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Management fee                                            0.75%
Distribution and service (12b-1) fees                     0.25%
Other expenses                                            0.12%
Total annual Portfolio operating expenses                 1.12%


Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.


                               EXPENSES OVER TIME
                   -------------------------------------------
                   1 YEAR      3 YEARS    5 YEARS     10 YEARS
                   -------------------------------------------
                   $  114      $   356    $   617     $  1,363


[SIDENOTE]
ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2003. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

THE GLOBAL EQUITY PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVE

The Global Equity Portfolio seeks to obtain total return on its assets primarily through long-term capital growth and to a lesser extent from income.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The Global Equity Portfolio will normally invest at least 80% of its assets in common stocks and other equity securities of companies located in various countries around the world. The Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., will maintain a flexible investment policy and invest in a diversified portfolio of securities based on a worldwide investment strategy. However, the Portfolio's assets normally will be invested in at least three separate countries. Portfolio investments generally will be those with a record of paying dividends and the potential for increasing dividends. The Investment Manager will shift the percentage of assets invested in particular geographical regions based on its view of market, economic and political conditions.


In addition to equity securities, the Portfolio may invest in bonds and other investment grade fixed-income securities. The Portfolio may utilize forward foreign currency exchange contracts.


[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Global Equity Portfolio will achieve its investment objective. The Global Equity Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

FOREIGN SECURITIES. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in foreign currency exchange rates.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[SIDENOTE]
TOTAL RETURN

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Global Equity Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001        -17.38%
 '02        -17.57%
 '03         34.33%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2004 WAS 0.92%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 18.91% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was - 18.20% (quarter ended September 30, 2002).



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                                                              LIFE OF PORTFOLIO
                                             PAST 1 YEAR       (SINCE 07/24/00)
--------------------------------------------------------------------------------
The Global Equity Portfolio                     34.33%              -5.05%
MSCI World Index(1)                             33.11%              -6.48%



(1) THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX (MSCI WORLD INDEX) MEASURES PERFORMANCE FROM A DIVERSE RANGE OF GLOBAL STOCK MARKETS INCLUDING SECURITIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 22 DEVELOPED MARKET COUNTRIES IN NORTH AMERICA, EUROPE, AND THE ASIA/PACIFIC REGION. THE PERFORMANCE OF THE INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[SIDENOTE]
ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past three calendar years.


AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Management fee                                                        1.00%
Distribution and service (12b-1) fees                                 0.25%
Other expenses                                                        0.08%
Total annual Portfolio operating expenses                             1.33%


Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.


                               EXPENSES OVER TIME
                  ----------------------------------------------
                   1 YEAR      3 YEARS    5 YEARS     10 YEARS
                  ----------------------------------------------
                   $  135      $  421     $  729      $  1,601


[SIDENOTE]
ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2003. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

THE DEVELOPING GROWTH PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVE

The Developing Growth Portfolio seeks long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES


The Developing Growth Portfolio will normally invest at least 65% of its assets in common stocks (including depositary receipts) and other equity securities. In deciding which of these securities to buy, hold or sell, the Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., analyzes a company's potential to grow much more rapidly than the economy, using its proprietary research in pursuing a "bottom-up" investment philosophy, which emphasizes individual company selection. Quantitative and qualitative standards also will be used to screen companies to provide a list of potential investment securities. The Investment Manager then subjects the list of securities to a fundamental analysis using a variety of criteria. The Portfolio's other equity securities may include convertible securities and preferred stocks. The Portfolio will invest primarily in smaller and medium-sized companies. The Investment Manager focuses its securities selection upon a diversified group of emerging growth companies that it believes have prospects of achieving significant profit gains. The Portfolio may also invest in securities issued on initial public offerings ("IPOs").

The Portfolio may invest up to 10% of its net assets in foreign securities. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange. In addition, the Portfolio may utilize forward foreign currency exchange contracts.


Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

The remaining 35% of the Portfolio's assets may be invested in fixed-income securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and investment grade debt securities.

[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Developing Growth Portfolio will achieve its investment objective. The Developing Growth Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS AND OTHER EQUITY SECURITIES. A principal risk of investing in the Portfolio is associated with its common stock and other equity securities. In general, stock and other equity securites values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely.


Investing in securities of small- and medium-sized companies may involve greater risk than is customarily associated with investing in more established companies. Often, small- and medium-sized companies and the industries in which they are focused are still evolving, and they are more sensitive to changing market conditions than larger companies in more established industries. Their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.


[SIDENOTE]
CAPITAL GROWTH

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.

CONVERTIBLE SECURITIES. The Portfolio's investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Because there are no credit quality restrictions concerning the Portfolio's convertible securities investments, these investments may be speculative in nature.

SHARES OF IPOS. Portfolio purchases of shares issued in IPOs expose the Portfolio to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Investment Manager cannot guarantee continued access to IPOs.


OTHER RISKS. The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with fixed-income securities and forward foreign currency exchange contracts. For information about these risks, see the "Additional Risk Information" section.


[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Developing Growth Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001         -25.67%
 '02         -27.96%
 '03          41.17%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2004 WAS 5.49%.


During the periods shown in the bar chart, the highest return for a calendar quarter was 20.02% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was - 25.48% (quarter ended March 31, 2001).

[SIDENOTE]
ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past three calendar years.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                                                                           LIFE OF PORTFOLIO
                                                          PAST 1 YEAR      (SINCE 07/24/00)
--------------------------------------------------------------------------------------------
The Developing Growth Portfolio                              41.17%              -11.50%
Russell Midcap Growth(1)                                     42.71%              -11.75%
Russell 2500 Growth Index(2)                                 46.31%               -8.50%



(1) THE RUSSELL MIDCAP GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE STOCKS ARE ALSO MEMBERS OF THE RUSSELL 1000 GROWTH INDEX. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(2) THE RUSSELL 2500 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE 2,500 COMPANIES IN THE RUSSELL 2500 INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Management fee                                                             0.50%
Distribution and service (12b-1) fees                                      0.25%
Other expenses                                                             0.12%
Total annual Portfolio operating expenses                                  0.87%


Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.


                               EXPENSES OVER TIME
                  ---------------------------------------------
                   1 YEAR      3 YEARS    5 YEARS     10 YEARS
                  ---------------------------------------------
                   $  89       $  278     $  482      $  1,073


[SIDENOTE]
AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2003. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to each Portfolio's principal investment strategies.


INVESTMENT DISCRETION. In pursuing each Portfolio's investment objective(s), the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies while not using others.

DEFENSIVE INVESTING. Each Portfolio (other than the Money Market Portfolio) may take temporary "defensive" positions in attempting to respond to adverse market conditions. Each Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager believes it advisable to do so. Although taking a defensive posture is designed to protect a Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When a Portfolio takes a defensive position, it may not achieve its investment objective(s).

INVESTMENT POLICIES. The percentage limitations relating to the composition of a Portfolio apply at the time a Portfolio acquires an investment and refer to the Portfolio's net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations generally will not require a Portfolio to sell any Portfolio security. However, a Portfolio may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. A Portfolio may change its principal investment strategies without shareholder approval; however you would be notified of any changes.


PORTFOLIO TURNOVER. Each Portfolio (other than the Value-Added Market Portfolio) may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUs shows the portfolio turnover rates for each Portfolio during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

ADDITIONAL RISK INFORMATION

This section provides additional information relating to the principal risks of investing in the Portfolios.

Shares of the Portfolios are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

                                  *   *   *

The risks set forth below are applicable to a Portfolio only to the extent the Portfolio invests in the investment described.

FIXED-INCOME SECURITIES. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities (which are purchased at a discount and generally accrue interest, but make no payment until maturity), are typically subject to greater price fluctuations than comparable securities that pay interest.) Accordingly, a rise in the general level of interest rates may cause the price of a Portfolio's fixed-income securities to fall substantially.


U.S. GOVERNMENT SECURITIES. The U.S. government securities that certain Portfolios may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. government. In addition, certain Portfolios may purchase securities issued by agencies and instrumentalities of the U.S. government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association ("Ginnie Mae") and the Federal Housing Administration. Certain of the Portfolios may also purchase securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal Home Loan Banks. Further, certain Portfolios may purchase securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System. Because these securities are not backed by the full faith and credit of the United States, there is a risk that the U.S. government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.


MORTGAGE-BACKED SECURITIES. Mortgage-backed securities have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.


Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Manager, could reduce a Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Certain mortgage-backed securities in which a Portfolio may invest may be more volatile and less liquid than other traditional types of debt securities.


COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to prevailing market yields on Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final scheduled distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date on average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, a Portfolio could sustain a loss.

ASSET-BACKED SECURITIES. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.


JUNK BONDS. A Portfolio's investments in securities rated lower than investment grade or, if unrated, of comparable quality as determined by the Investment Manager (commonly known as "junk bonds") pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, a Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent a Portfolio may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolios to sell certain securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in a Portfolio's net asset value.

SECURITIES RATED IN THE LOWEST INVESTMENT GRADE CATEGORY. Investments in the fixed-income securities rated in the lowest investment grade category by Moody's or S&P (Baa by Moody's or BBB by S&P) may have speculative characteristics and therefore changes in economic or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings.

CONVERTIBLE SECURITIES. A Portfolio's investments in convertible securities (which are securities that generally pay interest and may be converted into common stock) may carry risks associated with both fixed-income securities (discussed above) and common stock. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.


A Portfolio that may invest in convertible securities may invest up to 5% of its net assets in convertible securities that are below investment grade quality (see "Junk Bonds" above).

FOREIGN SECURITIES. Foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, a Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities (including depositary receipts) also have risks related to economic and political developments abroad, including effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of a Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.


A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company. Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.


The foreign securities in which certain of the Portfolios may invest may be issued by companies located in emerging market or developing countries. Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have offered greater potential loss (as well as gain) than securities of companies located in developed countries.

SMALL- & MEDIUM-CAPITALIZATION COMPANIES. A Portfolio's investments in small- and medium-capitalization companies carry more risk than investments in larger companies. While some of a Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on a Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for a Portfolio to obtain market quotations based on actual trades, for purposes of valuing a Portfolio's securities. Investing in lesser-known, small- and medium-capitalization companies involves greater risk of volatility of a Portfolio's net asset value than is customarily associated with larger, more established companies. Often small- and medium-capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.


OPTIONS AND FUTURES. If a Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio to certain risks. The Investment Manager's predictions of movements in the direction of the stock, bond, stock index, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A Portfolio's participation in forward foreign currency exchange contracts also involves risks. If the Investment Manager employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and may involve a significant risk.


INVESTMENT COMPANIES. Any Portfolio investment in an investment company is subject to the underlying risk of that investment company's portfolio securities. For example, if the investment company held common stocks, the Portfolio also would be exposed to the risk of investing in common stocks. In addition, the Portfolio would bear its share of the investment company's fees and expenses.

REAL ESTATE INVESTMENT TRUSTS ("REITs"). REITs pool investors' funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees that are paid by its shareholders. As a result, you will absorb duplicate levels of fees when a Portfolio invests in REITs. The performance of any REIT holding ultimately depends on the types of real property in which the REIT invests and how well the property is managed. A general downturn in real estate values also can hurt REIT performance.

PORTFOLIO MANAGEMENT


Morgan Stanley Investment Advisors Inc. is the Investment Manager to each Portfolio. Each Portfolio has retained the Investment Manager to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Manager's address is 1221 Avenue of the Americas, New York, NY 10020.

Each Portfolio pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to each Portfolio, and for Portfolio expenses assumed by the Investment Manager. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2003, each Portfolio accrued total compensation to the Investment Manager as set forth in the following table.



                                                           MANAGEMENT FEES AS A
                                                           PERCENTAGE OF AVERAGE
PORTFOLIO                                                    DAILY NET ASSETS
--------------------------------------------------------------------------------
The Money Market Portfolio                                        0.50%
The Flexible Income Portfolio                                     0.40%
The Balanced Growth Portfolio                                     0.60%
The Utilities Portfolio                                           0.65%
The Dividend Growth Portfolio                                     0.62%
The Value-Added Market Portfolio                                  0.50%
The Growth Portfolio                                              0.80%(1)
The American Opportunities Portfolio                              0.63%
The Capital Opportunities Portfolio                               0.75%
The Global Equity Portfolio                                       1.00%
The Developing Growth Portfolio                                   0.50%



(1) 40% OF THE INVESTMENT MANAGER'S COMPENSATION WAS PAID TO THE PORTFOLIO'S FORMER SUB-ADVISOR.

The Investment Advisor and/or the Distributor may pay additional compensation (out of their own funds and not as an expense of the Portfolios) to affiliates and/or certain insurance companies or other financial institutions in connection with the sale, distribution, retention and/or servicing of shares of the Portfolios. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliates, insurance companies or other financial institutions with incentive to favor sales of the Portfolios' shares over other investment options. Any such payments will not change the net asset value or the price of the Portfolios' shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

The following individuals are primarily responsible for the day-to-day management of certain of the Portfolios.

THE FLEXIBLE INCOME PORTFOLIO -- The Portfolio is managed by the Taxable Fixed-Income team. Current members of the team include Abigail L. McKenna, a Managing Director of the Investment Manager, and Paul F. O'Brien and Neil Stone, Executive Directors of the Investment Manager.

[SIDENOTE]
MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Manager is widely recognized as a leader in the mutual fund industry had approximately $110 billion in assets under management or administration as of March 31, 2004.

THE BALANCED GROWTH PORTFOLIO -- The equity portion of the Portfolio is managed by the Equity Income team. Current members of the Equity Income team include James A. Gilligan, a Managing Director of the Investment Manager, James O. Roeder, an Executive Director of the Investment Manager, Thomas Bastian and Sergio Marchelli, Vice Presidents of the Investment Manager, and Vincent E. Vizachero, a Senior Associate of the Investment Manager. The fixed-income portion of the Portfolio is managed by the Taxable Fixed-Income team.

THE UTILITIES PORTFOLIO -- The equity portion of the Portfolio is managed within the Sector Research team. Current members of the Utilities team include Edward
F. Gaylor, an Executive Director of the Investment Manager, and Ronald B. Silvestri, a Vice President of the Investment Manager. The fixed-income portion of the Portfolio is managed within the Taxable Fixed-Income team.

THE DIVIDEND GROWTH PORTFOLIO -- The Portfolio is managed within the Dividend Growth team current members of the team include Sean Aurigemma and John Roscoe, Executive Directors of the Investment Manager.

THE VALUE-ADDED MARKET PORTFOLIO -- The Portfolio is managed within the Index team. Kevin Jung, an Executive Director of the Investment Manager, is a current member of the team.

THE GROWTH PORTFOLIO -- The Portfolio is managed by the Large Cap Growth team. Current members of the team include William S. Auslander and Jeffrey Alvino, Managing Directors of the Investment Manager.

THE AMERICAN OPPORTUNITIES PORTFOLIO -- The Portfolio is managed by the Sector Rotation team. Current members of the team include Michelle Kaufman, a Managing Director of the Investment Manager, and Alison E. Williams, an Executive Director of the Investment Manager.

THE CAPITAL OPPORTUNITIES PORTFOLIO -- The Portfolio is managed by the Small/Mid-Cap Growth team. Current members of the team include Dennis Lynch, a Managing Director of the Investment Manager, and David Cohen, an Executive Director of the Investment Manager.

THE GLOBAL EQUITY PORTFOLIO -- The Portfolio is managed by the Active International Allocation team. David Dineen, a Vice President of the Investment Manager, is a current member of the team.

THE DEVELOPING GROWTH PORTFOLIO -- The Portfolio is managed by the Small/Mid-Cap Growth team. Current members of the team include Dennis Lynch, a Managing Director of the Investment Manager, and David Cohen, an Executive Director of the Investment Manager.

SHAREHOLDER INFORMATION

[GRAPHIC]

PRICING FUND SHARES

The price of shares of each Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value for each Portfolio is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.


The value of each Portfolio's securities (other than the Money Market Portfolio) is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the applicable Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. In addition, with respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's investment securities may change on days when shareholders will not be able to purchase or sell their shares.

An exception to the general policy of using market prices concerns each Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.


The Money Market Portfolio utilizes amortized cost in determining the value of its portfolio securities. The amortized cost valuation method involves valuing a debt obligation in reference to its acquisition cost rather than market forces.

[GRAPHIC]

PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution for each Portfolio in accordance with Rule 12b-1 under the Investment Company Act of 1940. Class Y shares of each Portfolio are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of each Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows each Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of each Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

[GRAPHIC]

DISTRIBUTIONS

Each Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." Each Portfolio earns income from stocks and/or interest from fixed-income investments. These amounts are passed along to the appropriate Portfolio investors as "income dividend distributions." Each Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

Dividends from net investment income and capital gains distributions, if any, are declared and paid as follows:


                                                                                NET REALIZED
                                                                                CAPITAL GAINS
                                    DIVIDENDS                                   DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO              Declared and paid on each day the New       Declared and paid at least once per
                                    York Stock Exchange is open to              calendar year, net short-term gains may
                                    shareholders as of the close of business    be paid more frequently
                                    the preceding business day

FLEXIBLE INCOME PORTFOLIO           Declared and paid monthly                   Declared and paid at least once per year

BALANCED GROWTH, DIVIDEND           Declared and paid quarterly                 Declared and paid at least once per year
GROWTH AND UTILITIES PORTFOLIOS

AMERICAN OPPORTUNITIES,             Declared and paid at                        Declared and paid at least once per year
DEVELOPING GROWTH, GLOBAL           least once per calendar year
EQUITY, GROWTH, CAPITAL
OPPORTUNITIES AND VALUE-ADDED
MARKET PORTFOLIOS


[GRAPHIC]

TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

                 (This page has been intentionally left blank.)

Financial Highlights

The financial highlights table on the following pages is intended to help you understand the financial performance of each Portfolio's Class X and Class Y shares for the periods indicated. The returns for Class X differ from those of Class Y only to the extent that the Classes have different expenses. In addition, this performance information does not include the impact of any charges by your insurance company. If it did, returns would be lower. Class X shares are offered in a separate Prospectus. The Fund commenced offering Class Y shares of each Portfolio other than the North American Government Securities Portfolio and the Emerging Markets Portfolio on May 1, 2000. Prior to that date, the Fund issued one Class of shares of each Portfolio, which, as of May 1, 2000, have been designated Class X shares. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate an investor would have earned or lost on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). For the period ending December 31, 2003, the per share amounts were computed using an average number of shares outstanding during the period.

                                     NET ASSET
                                       VALUE           NET          NET REALIZED     TOTAL FROM
                                     BEGINNING      INVESTMENT     AND UNREALIZED    INVESTMENT    DIVIDENDS TO
YEAR ENDED DECEMBER 31               OF PERIOD    INCOME (LOSS)     GAIN (LOSS)      OPERATIONS    SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------
MONEY MARKET

CLASS X SHARES
1999                                 $    1.00    $        0.05                --    $     0.05    $      (0.05)
2000(a)                                   1.00             0.06*               --          0.06           (0.06)
2001                                      1.00             0.04*               --          0.04           (0.04)
2002                                      1.00             0.01*               --          0.01           (0.01)
2003                                      1.00            0.006*               --         0.006          (0.006)

CLASS Y SHARES
2000(b)                                   1.00             0.03*               --          0.03           (0.03)
2001                                      1.00             0.04*               --          0.04           (0.04)
2002                                      1.00             0.01*               --          0.01           (0.01)
2003                                      1.00            0.004*               --         0.004          (0.004)

FLEXIBLE INCOME

CLASS X SHARES
1999                                      9.93             0.78    $        (0.96)        (0.18)          (0.77)
2000(a)                                   8.96             0.76*            (1.15)        (0.39)          (0.65)
2001                                      7.83             0.56*            (0.88)        (0.32)          (0.42)
2002                                      6.99             0.51*             0.08          0.59           (0.35)
2003                                      7.23             0.34*             0.62          0.96           (0.39)

CLASS Y SHARES
2000(b)                                   8.58             0.33*            (0.73)        (0.40)          (0.33)
2001                                      7.81             0.52*            (0.86)        (0.34)          (0.41)
2002                                      6.97             0.48*             0.10          0.58           (0.33)
2003                                      7.22             0.32*             0.61          0.93           (0.37)

This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

Further information about the performance of the Portfolios of the Fund is contained in the annual report. See the discussion under the caption "Charges and Other Deductions" in the accompanying prospectus for either the Variable Annuity Contracts or the Variable Life Contracts issued by the applicable insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

                                                          TOTAL
                                     DISTRIBUTIONS     DIVIDENDS AND    NET ASSET VALUE
YEAR ENDED DECEMBER 31              TO SHAREHOLDERS    DISTRIBUTIONS     END OF PERIOD     TOTAL RETURN+
--------------------------------------------------------------------------------------------------------
MONEY MARKET

CLASS X SHARES
1999                                             --    $       (0.05)   $          1.00             4.78%
2000(a)                                          --            (0.06)              1.00             5.98
2001                                             --            (0.04)              1.00             3.88
2002                                             --            (0.01)              1.00             1.34
2003                                             --           (0.006)              1.00             0.65

CLASS Y SHARES
2000(b)                                          --            (0.03)              1.00             2.58(1)
2001                                             --            (0.04)              1.00             3.62
2002                                             --            (0.01)              1.00             1.09
2003                                             --           (0.004)              1.00             0.40

FLEXIBLE INCOME

CLASS X SHARES
1999                                 $        (0.02)++         (0.79)              8.96            (1.83)
2000(a)                                       (0.09)++         (0.74)              7.83            (4.74)
2001                                          (0.10)++         (0.52)              6.99            (4.06)
2002                                             --            (0.35)              7.23             8.67
2003                                             --            (0.39)              7.80            13.54

CLASS Y SHARES
2000(b)                                       (0.04)++         (0.37)              7.81            (4.68)(1)
2001                                          (0.09)++         (0.50)              6.97            (4.41)
2002                                             --            (0.33)              7.22             8.59
2003                                             --            (0.37)              7.78            13.15

                                                      RATIOS TO AVERAGE NET ASSETS
                                      NET ASSETS      ----------------------------    PORTFOLIO
                                     END OF PERIOD                  NET INVESTMENT    TURNOVER
YEAR ENDED DECEMBER 31                  (000'S)        EXPENSES     INCOME (LOSS)       RATE
-----------------------------------------------------------------------------------------------
MONEY MARKET

CLASS X SHARES
1999                                 $     135,675          0.54%             4.67%         N/A
2000(a)                                    118,274          0.55              5.80          N/A
2001                                       175,957          0.52              3.63          N/A
2002                                       152,479          0.52              1.34          N/A
2003                                        91,730          0.54              0.66          N/A

CLASS Y SHARES
2000(b)                                      2,673          0.80(2)           5.55(2)       N/A
2001                                        31,189          0.77              3.38          N/A
2002                                        41,006          0.77              1.09          N/A
2003                                        39,183          0.79              0.41          N/A

FLEXIBLE INCOME

CLASS X SHARES
1999                                        86,270          0.48              8.31           69%
2000(a)                                     69,443          0.47              8.92           33
2001                                        56,745          0.49              7.48          114
2002                                        54,669          0.50              7.26          115
2003                                        53,270          0.57              4.49          258

CLASS Y SHARES
2000(b)                                        602          0.72(2)           9.23(2)        33
2001                                         3,859          0.74              7.23          114
2002                                        14,626          0.75              7.01          115
2003                                        20,955          0.82              4.24          258

                                     NET ASSET
                                       VALUE           NET          NET REALIZED     TOTAL FROM
                                     BEGINNING     INVESTMENT      AND UNREALIZED    INVESTMENT    DIVIDENDS TO
YEAR ENDED DECEMBER 31               OF PERIOD    INCOME (LOSS)      GAIN (LOSS)     OPERATIONS    SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------
BALANCED GROWTH

CLASS X SHARES
1999                                 $   16.38    $        0.48    $         0.15    $     0.63    $      (0.48)
2000(a)                                  14.63             0.47*             0.42          0.89           (0.51)
2001                                     14.90             0.44*            (0.28)         0.16           (0.44)
2002                                     14.62             0.36*            (2.02)        (1.66)          (0.38)
2003                                     12.58             0.27*             2.19          2.46           (0.33)

CLASS Y SHARES
2000(b)                                  13.67             0.18*             1.25          1.43           (0.22)
2001                                     14.88             0.39*            (0.27)         0.12           (0.41)
2002                                     14.59             0.32*            (2.01)        (1.69)          (0.34)
2003                                     12.56             0.23*             2.19          2.42           (0.30)

UTILITIES

CLASS X SHARES
1999                                     18.71             0.34              7.69          8.03           (0.34)
2000(a)                                  26.25             0.38*            (0.79)        (0.41)          (0.40)
2001                                     23.99             0.43*            (6.45)        (6.02)          (0.45)
2002                                     17.10             0.47*            (3.93)        (3.46)          (0.48)
2003                                     13.16             0.35*             2.31          2.66           (0.36)

CLASS Y SHARES
2000(b)                                  26.06             0.15*            (2.04)        (1.89)          (0.18)
2001                                     23.99             0.40*            (6.48)        (6.08)          (0.40)
2002                                     17.09             0.44*            (3.93)        (3.49)          (0.45)
2003                                     13.15             0.31*             2.31          2.62           (0.32)

DIVIDEND GROWTH

CLASS X SHARES
1999                                     22.05             0.40             (0.10)         0.30           (0.40)
2000(a)                                  19.92             0.33*             0.05          0.38           (0.37)
2001                                     15.85             0.27*            (1.13)        (0.86)          (0.28)
2002                                     14.71             0.26*            (2.88)        (2.62)          (0.26)
2003                                     11.83             0.24*             3.00          3.24           (0.24)

CLASS Y SHARES

2000(b)                                  14.14             0.10*             1.73          1.83           (0.13)

2001                                     15.84             0.23*            (1.13)        (0.90)          (0.25)

2002                                     14.69             0.23*            (2.88)        (2.65)          (0.23)

2003                                     11.81             0.20*             3.01          3.21           (0.21)

                                                          TOTAL
                                     DISTRIBUTIONS     DIVIDENDS AND    NET ASSET VALUE
YEAR ENDED DECEMBER 31              TO SHAREHOLDERS    DISTRIBUTIONS     END OF PERIOD     TOTAL RETURN+
--------------------------------------------------------------------------------------------------------
BALANCED GROWTH

CLASS X SHARES
1999                                 $        (1.90)   $       (2.38)   $         14.63             3.52%
2000(a)                                       (0.11)           (0.62)             14.90             6.37
2001                                             --            (0.44)             14.62             1.21
2002                                             --            (0.38)             12.58           (11.49)
2003                                             --            (0.33)             14.71            19.84

CLASS Y SHARES
2000(b)                                          --            (0.22)             14.88            10.55(1)
2001                                             --            (0.41)             14.59             0.86
2002                                             --            (0.34)             12.56           (11.66)
2003                                             --            (0.30)             14.68            19.51

UTILITIES

CLASS X SHARES
1999                                          (0.15)           (0.49)             26.25            43.71
2000(a)                                       (1.45)           (1.85)             23.99            (1.91)
2001                                          (0.42)           (0.87)             17.10           (25.51)
2002                                             --            (0.48)             13.16           (20.37)
2003                                             --            (0.36)             15.46            20.47

CLASS Y SHARES
2000(b)                                          --            (0.18)             23.99            (7.26)(1)
2001                                          (0.42)           (0.82)             17.09           (25.69)
2002                                             --            (0.45)             13.15           (20.58)
2003                                             --            (0.32)             15.45            20.20

DIVIDEND GROWTH

CLASS X SHARES
1999                                          (2.03)           (2.43)             19.92             0.53
2000(a)                                       (4.08)           (4.45)             15.85             5.36
2001                                             --            (0.28)             14.71            (5.45)
2002                                             --            (0.26)             11.83           (17.92)
2003                                             --            (0.24)             14.83            27.73

CLASS Y SHARES
2000(b)                                          --            (0.13)             15.84            13.02(1)
2001                                             --            (0.25)             14.69            (5.71)
2002                                             --            (0.23)             11.81           (18.15)
2003                                             --            (0.21)             14.81            27.48

                                                       RATIOS TO AVERAGE NET ASSETS
                                       NET ASSETS      ----------------------------     PORTFOLIO
                                     END OF PERIOD                   NET INVESTMENT     TURNOVER
YEAR ENDED DECEMBER 31                  (000'S)        EXPENSES       INCOME (LOSS)       RATE
-------------------------------------------------------------------------------------------------
BALANCED GROWTH

CLASS X SHARES
1999                                 $     128,299          0.64%              3.10%           37%
2000(a)                                    120,911          0.64               3.29            39
2001                                       116,002          0.64               2.95            71
2002                                        84,846          0.66               2.58           161
2003                                        84,151          0.68               2.01           124

CLASS Y SHARES
2000(b)                                      1,455          0.86(2)            2.90(2)         39
2001                                         8,463          0.89               2.70            71
2002                                        12,327          0.91               2.33           161
2003                                        22,898          0.93               1.76           124

UTILITIES

CLASS X SHARES
1999                                       165,368          0.70               1.63            31
2000(a)                                    196,489          0.69               1.43            32
2001                                       118,964          0.69               2.15            49
2002                                        66,825          0.70               3.22            77
2003                                        63,728          0.71               2.51            91

CLASS Y SHARES
2000(b)                                      5,494          0.95(2)            1.40(2)         32
2001                                        12,471          0.94               1.90            49
2002                                        10,749          0.95               2.97            77
2003                                        13,440          0.96               2.26            91

DIVIDEND GROWTH

CLASS X SHARES
1999                                       742,811          0.60               1.86           101
2000(a)                                    619,469          0.63               2.01            41
2001                                       527,738          0.62               1.79            22
2002                                       341,673          0.64               1.89            22
2003                                       356,056          0.66               1.85            42

CLASS Y SHARES
2000(b)                                      2,780          0.88(2)            1.45(2)         41
2001                                        22,602          0.87               1.54            22
2002                                        29,318          0.89               1.64            22
2003                                        51,527          0.91               1.60            42

                                     NET ASSET
                                       VALUE           NET          NET REALIZED     TOTAL FROM
                                     BEGINNING     INVESTMENT      AND UNREALIZED    INVESTMENT    DIVIDENDS TO
YEAR ENDED DECEMBER 31               OF PERIOD    INCOME (LOSS)      GAIN (LOSS)     OPERATIONS    SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------
VALUE-ADDED MARKET

CLASS X SHARES
1999                                 $   19.19    $        0.22    $         2.08    $     2.30    $      (0.22)
2000(a)                                  20.54             0.26*             1.95          2.21           (0.09)
2001                                     20.75             0.22*            (0.56)        (0.34)          (0.19)
2002                                     19.12             0.19*            (3.22)        (3.03)          (0.21)
2003                                     15.88             0.19*             5.59          5.78           (0.21)

CLASS Y SHARES
2000(b)                                  18.74             0.09*             1.89          1.98              --
2001                                     20.72             0.16*            (0.55)        (0.39)          (0.18)
2002                                     19.05             0.16*            (3.22)        (3.06)          (0.20)
2003                                     15.79             0.15*             5.56          5.71           (0.19)

GROWTH

CLASS X SHARES
1999                                     18.23            (0.02)             6.65          6.63              --
2000(a)                                  23.27            (0.02)*           (2.47)        (2.49)             --
2001                                     19.42            (0.01)*           (2.90)        (2.91)             --
2002                                     15.48             0.01*            (4.32)        (4.31)             --
2003                                     11.17             0.03*             2.97          3.00           (0.01)

CLASS Y SHARES
2000(b)                                  23.90            (0.03)*           (4.47)        (4.50)             --
2001                                     19.40            (0.05)*           (2.90)        (2.95)             --
2002                                     15.42            (0.02)*           (4.30)        (4.32)             --
2003                                     11.10            (0.01)*            2.96          2.95              --

AMERICAN OPPORTUNITIES

CLASS X SHARES
1999                                     23.31             0.08             11.76         11.84           (0.07)
2000(a)                                  32.60             0.05*            (1.39)        (1.34)             --
2001                                     28.57             0.09*            (7.97)        (7.88)          (0.05)
2002                                     14.99             0.04*            (3.26)        (3.22)          (0.09)
2003                                     11.68             0.04*             2.36          2.40           (0.05)

                                                          TOTAL
                                     DISTRIBUTIONS     DIVIDENDS AND    NET ASSET VALUE
YEAR ENDED DECEMBER 31              TO SHAREHOLDERS    DISTRIBUTIONS     END OF PERIOD     TOTAL RETURN+
--------------------------------------------------------------------------------------------------------
VALUE-ADDED MARKET

CLASS X SHARES
1999                                 $        (0.73)   $       (0.95)   $         20.54            12.15%
2000(a)                                       (1.91)           (2.00)             20.75            11.98
2001                                          (1.10)           (1.29)             19.12            (1.83)
2002                                             --            (0.21)             15.88           (15.97)
2003                                          (0.32)           (0.53)             21.13            37.14

CLASS Y SHARES
2000(b)                                          --               --              20.72            10.57(1)
2001                                          (1.10)           (1.28)             19.05            (2.04)
2002                                             --            (0.20)             15.79           (16.21)
2003                                          (0.32)           (0.51)             20.99            36.87

GROWTH

CLASS X SHARES
1999                                          (1.59)           (1.59)             23.27            39.10
2000(a)                                       (1.36)           (1.36)             19.42           (11.68)
2001                                          (1.03)           (1.03)             15.48           (15.23)
2002                                             --               --              11.17           (27.84)
2003                                             --            (0.01)             14.16            26.90

CLASS Y SHARES
2000(b)                                          --               --              19.40           (18.83)(1)
2001                                          (1.03)           (1.03)             15.42           (15.46)
2002                                             --               --              11.10           (28.02)
2003                                             --               --              14.05            26.58

AMERICAN OPPORTUNITIES

CLASS X SHARES
1999                                          (2.48)           (2.55)             32.60            55.81
2000(a)                                       (2.69)           (2.69)             28.57            (4.42)
2001                                          (5.65)           (5.70)             14.99           (29.47)
2002                                             --            (0.09)             11.68           (21.56)
2003                                             --            (0.05)             14.03            20.57

                                                       RATIOS TO AVERAGE NET ASSETS
                                      NET ASSETS       ----------------------------     PORTFOLIO
                                     END OF PERIOD                   NET INVESTMENT     TURNOVER
YEAR ENDED DECEMBER 31                  (000'S)        EXPENSES      INCOME (LOSS)        RATE
-------------------------------------------------------------------------------------------------
VALUE-ADDED MARKET

CLASS X SHARES
1999                                 $     189,708          0.55%              1.11%           21%
2000(a)                                    186,887          0.54               1.31             8
2001                                       181,881          0.54               1.12             6
2002                                       121,065          0.54               1.09             8
2003                                       143,019          0.55               1.11            24

CLASS Y SHARES
2000(b)                                        890          0.78(2)            1.02(2)          8
2001                                        10,985          0.79               0.87             6
2002                                        18,843          0.79               0.84             8
2003                                        47,554          0.80               0.86            24

GROWTH

CLASS X SHARES
1999                                        96,699          0.90              (0.11)           88
2000(a)                                    132,909          0.88              (0.10)           68
2001                                        80,096          0.86              (0.04)           81
2002                                        39,834          0.91               0.08           135
2003                                        40,356          0.93               0.21           128

CLASS Y SHARES
2000(b)                                      2,536          1.14(2)           (0.34)(2)        68
2001                                         4,383          1.11              (0.29)           81
2002                                         3,520          1.16              (0.17)          135
2003                                         6,850          1.18              (0.04)          128

AMERICAN OPPORTUNITIES

CLASS X SHARES
1999                                       768,751          0.66               0.29           360
2000(a)                                    832,971          0.64               0.17           426
2001                                       463,012          0.65               0.46           393
2002                                       274,710          0.66               0.27           309
2003                                       260,230          0.67               0.33           261

                                     NET ASSET
                                       VALUE          NET           NET REALIZED     TOTAL FROM
                                     BEGINNING     INVESTMENT      AND UNREALIZED    INVESTMENT    DIVIDENDS TO
YEAR ENDED DECEMBER 31               OF PERIOD    INCOME (LOSS)      GAIN (LOSS)     OPERATIONS    SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
2000(b)                              $   29.89    $        0.05*   $        (1.39)   $    (1.34)             --
2001                                     28.55             0.03*            (7.95)        (7.92)   $      (0.05)
2002                                     14.93             0.01*            (3.25)        (3.24)          (0.06)
2003                                     11.63             0.01*             2.34          2.35           (0.02)

CAPITAL OPPORTUNITIES

CLASS X SHARES
1999                                     11.86             0.06             10.81         10.87           (0.06)
2000(a)                                  22.66            (0.09)*           (5.64)        (5.73)             --
2001                                     15.38            (0.07)*           (5.52)        (5.59)             --
2002                                      9.79            (0.05)*           (4.24)        (4.29)             --
2003                                      5.50            (0.04)*            2.33          2.29              --

CLASS Y SHARES
2000(b)                                  24.41            (0.05)*           (8.99)        (9.04)             --
2001                                     15.37            (0.09)*           (5.53)        (5.62)             --
2002                                      9.75            (0.07)*           (4.22)        (4.29)             --
2003                                      5.46            (0.05)*            2.31          2.26              --

GLOBAL EQUITY

CLASS X SHARES
1999                                     14.69             0.06              4.94          5.00           (0.06)
2000(a)                                  19.63             0.13*            (1.19)        (1.06)          (0.06)
2001                                     17.26             0.04*            (2.88)        (2.84)          (0.11)
2002                                     12.79             0.04*            (2.26)        (2.22)          (0.01)
2003                                     10.56             0.04*             3.62          3.66           (0.05)

CLASS Y SHARES
2000(b)                                  18.85             0.00*            (1.61)        (1.61)             --
2001                                     17.24            (0.01)*           (2.86)        (2.87)          (0.10)
2002                                     12.75             0.01*            (2.26)        (2.25)             --
2003                                     10.50             0.01*             3.60          3.61           (0.02)

                                                          TOTAL
                                     DISTRIBUTIONS     DIVIDENDS AND    NET ASSET VALUE
YEAR ENDED DECEMBER 31              TO SHAREHOLDERS    DISTRIBUTIONS     END OF PERIOD     TOTAL RETURN+
--------------------------------------------------------------------------------------------------------
CLASS Y SHARES
2000(b)                                          --               --    $         28.55            (4.48)%(1)
2001                                 $        (5.65)   $       (5.70)             14.93           (29.67)
2002                                             --            (0.06)             11.63           (21.73)
2003                                             --            (0.02)             13.96            20.25

CAPITAL OPPORTUNITIES

CLASS X SHARES
1999                                          (0.01)           (0.07)             22.66            92.10
2000(a)                                       (1.55)           (1.55)             15.38           (27.56)
2001                                             --               --               9.79           (36.39)
2002                                             --               --               5.50           (43.82)
2003                                             --               --               7.79            41.64

CLASS Y SHARES
2000(b)                                          --               --              15.37           (36.83)(1)
2001                                             --               --               9.75           (36.56)
2002                                             --               --               5.46           (44.00)
2003                                             --               --               7.72            41.39

GLOBAL EQUITY

CLASS X SHARES
1999                                             --            (0.06)             19.63            34.14
2000(a)                                       (1.25)           (1.31)             17.26            (5.93)
2001                                          (1.52)           (1.63)             12.79           (17.22)
2002                                             --            (0.01)             10.56           (17.37)
2003                                             --            (0.05)             14.17            34.71

CLASS Y SHARES
2000(b)                                          --               --              17.24            (8.54)(1)
2001                                          (1.52)           (1.62)             12.75           (17.38)
2002                                             --               --              10.50           (17.57)
2003                                             --            (0.02)             14.09            34.33

                                                       RATIOS TO AVERAGE NET ASSETS
                                      NET ASSETS       ----------------------------     PORTFOLIO
                                     END OF PERIOD                   NET INVESTMENT     TURNOVER
YEAR ENDED DECEMBER 31                  (000'S)         EXPENSES      INCOME (LOSS)       RATE
-------------------------------------------------------------------------------------------------
CLASS Y SHARES
2000(b)                              $      13,930          0.88%(2)           0.40%(2)       426%
2001                                        30,768          0.90               0.21           393
2002                                        30,035          0.91               0.02           309
2003                                        46,126          0.92               0.08           261

CAPITAL OPPORTUNITIES

CLASS X SHARES
1999                                        84,949          0.20(3)            0.37(3)        318
2000(a)                                    116,991          0.79              (0.41)           21
2001                                        55,488          0.80              (0.63)           16
2002                                        22,097          0.90              (0.71)          103
2003                                        25,473          0.87              (0.57)          184

CLASS Y SHARES
2000(b)                                      4,895          1.02(2)           (0.62)(2)        21
2001                                        11,410          1.05              (0.88)           16
2002                                         6,537          1.15              (0.96)          103
2003                                        11,302          1.12              (0.82)          184

GLOBAL EQUITY

CLASS X SHARES
1999                                       173,743          1.08               0.36            79
2000(a)                                    171,523          1.06               0.68            68
2001                                       118,747          1.07               0.29            89
2002                                        75,611          1.08               0.35            44
2003                                        83,607          1.08               0.35            72

CLASS Y SHARES
2000(b)                                        883          1.29(2)            0.02(2)         68
2001                                         3,825          1.32               0.04            89
2002                                         3,951          1.33               0.10            44
2003                                         7,593          1.33               0.10            72

                                     NET ASSET
                                       VALUE           NET          NET REALIZED     TOTAL FROM
                                     BEGINNING     INVESTMENT      AND UNREALIZED    INVESTMENT    DIVIDENDS TO
YEAR ENDED DECEMBER 31               OF PERIOD    INCOME (LOSS)      GAIN (LOSS)     OPERATIONS    SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------
DEVELOPING GROWTH

CLASS X SHARES
1999                                 $   20.81    $        0.01    $        19.23    $    19.24    $      (0.01)
2000(a)                                  40.04             0.22*            (7.89)        (7.67)             --
2001                                     25.93            (0.01)*           (6.25)        (6.26)          (0.22)
2002                                     16.01            (0.03)*           (4.41)        (4.44)             --
2003                                     11.57            (0.03)*            4.82          4.79              --

CLASS Y SHARES
2000(b)                                  29.79             0.09*            (3.98)        (3.89)             --
2001                                     25.90            (0.05)*           (6.25)        (6.30)          (0.21)
2002                                     15.95            (0.06)*           (4.40)        (4.46)             --
2003                                     11.49            (0.07)*            4.80          4.73              --

(a) PRIOR TO JULY 24, 2000, THE FUND ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE FUND HELD PRIOR TO MAY 1, 2000 HAVE BEEN DESIGNATED CLASS X SHARES.

(b) FOR THE PERIOD JULY 24, 2000 (ISSUE DATE) THROUGH DECEMBER 31, 2000.

* THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.

+ CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.

++  DISTRIBUTION FROM PAID-IN CAPITAL.

                                                          TOTAL
                                     DISTRIBUTIONS     DIVIDENDS AND    NET ASSET VALUE
YEAR ENDED DECEMBER 31              TO SHAREHOLDERS    DISTRIBUTIONS     END OF PERIOD     TOTAL RETURN+
--------------------------------------------------------------------------------------------------------
DEVELOPING GROWTH

CLASS X SHARES
1999                                             --    $       (0.01)   $         40.04            92.52%
2000(a)                              $        (6.44)           (6.44)             25.93           (21.61)
2001                                          (3.44)           (3.66)             16.01           (25.49)
2002                                             --               --              11.57           (27.73)
2003                                             --               --              16.36            41.40

CLASS Y SHARES
2000(b)                                          --               --              25.90           (13.06)(1)
2001                                          (3.44)           (3.65)             15.95           (25.67)
2002                                             --               --              11.49           (27.96)
2003                                             --               --              16.22            41.17

                                                      RATIOS TO AVERAGE NET ASSETS
                                       NET ASSETS     -----------------------------     PORTFOLIO
                                     END OF PERIOD                   NET INVESTMENT     TURNOVER
YEAR ENDED DECEMBER 31                  (000'S)        EXPENSES      INCOME (LOSS)        RATE
-------------------------------------------------------------------------------------------------
DEVELOPING GROWTH

CLASS X SHARES
1999                                 $     160,595          0.58%              0.06%          178%
2000(a)                                    142,640          0.56               0.66           207
2001                                        85,513          0.59              (0.05)          196
2002                                        45,892          0.61              (0.26)          251
2003                                        53,996          0.62              (0.20)          193

CLASS Y SHARES
2000(b)                                      1,716          0.83(2)            0.74(2)        207
2001                                         2,973          0.84              (0.30)          196
2002                                         2,602          0.86              (0.51)          251
2003                                         6,798          0.87              (0.45)          193

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

(3) IF THE PORTFOLIO HAD BORNE ALL EXPENSES THAT WERE ASSUMED OR WAIVED BY THE INVESTMENT MANAGER, THE ANNUALIZED EXPENSE AND NET INVESTMENT LOSS RATIOS WOULD HAVE BEEN 0.92% AND (0.35%), RESPECTIVELY.

Morgan Stanley
Select Dimensions Investment Series

- ADDITIONAL INFORMATION ABOUT EACH PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL Information is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Portfolios, or to make shareholder inquiries, please call: (800) 869-NEWS

- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.

- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7185)

STATEMENT OF ADDITIONAL INFORMATION                         MORGAN STANLEY
                                                            SELECT DIMENSIONS
                                                            INVESTMENT
                                                            SERIES

MAY 1, 2004



      -  THE MONEY MARKET PORTFOLIO
      -  THE FLEXIBLE INCOME PORTFOLIO
      -  THE BALANCED GROWTH PORTFOLIO
      -  THE UTILITIES PORTFOLIO
      -  THE DIVIDEND GROWTH PORTFOLIO
      -  THE VALUE-ADDED MARKET PORTFOLIO
      -  THE GROWTH PORTFOLIO
      -  THE AMERICAN OPPORTUNITIES PORTFOLIO
      -  THE CAPITAL OPPORTUNITIES PORTFOLIO
      -  THE GLOBAL EQUITY PORTFOLIO
      -  THE DEVELOPING GROWTH PORTFOLIO


      This STATEMENT OF ADDITIONAL INFORMATION for the Morgan Stanley Select Dimensions Investment Series (the "Fund") is not a prospectus. The Fund's Class X PROSPECTUS and the Fund's Class Y PROSPECTUS (each dated May 1, 2004) provide the basic information you should know before allocating your investment under your variable annuity contract or your variable life contract. Either PROSPECTUS may be obtained without charge from the Fund at its address or telephone number listed below, from the Fund's Distributor, Morgan Stanley Distributors Inc. or from Morgan Stanley DW Inc. at any of its branch offices.


Morgan Stanley
Select Dimensions Investment Series
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

TABLE OF CONTENTS


   I.  Fund History                                                                                    4

  II.  Description of the Fund and Its Investments and Risks                                           4

       A. Classification                                                                               4

       B. Eligible Purchasers                                                                          4

       C. Investment Strategies and Risks                                                              4

       D. Fund Policies/Investment Restrictions                                                       18

 III.  Management of the Fund                                                                         21

       A. Board of Trustees                                                                           21

       B. Management Information                                                                      21

       C. Compensation                                                                                29

  IV.  Control Persons and Principal Holders of Securities                                            31

   V.  Investment Management and Other Services                                                       32

       A. Investment Manager                                                                          32

       B. Principal Underwriter                                                                       34

       C. Services Provided by the Investment Manager                                                 34

       D. Rule 12b-1 Plan                                                                             35

       E. Other Service Providers                                                                     36

       F. Codes of Ethics                                                                             36

  VI.  Brokerage Allocation and Other Practices                                                       37

       A. Brokerage Transactions                                                                      37

       B. Commissions                                                                                 37

       C. Brokerage Selection                                                                         39

       D. Directed Brokerage                                                                          40

       E. Regular Broker-Dealers                                                                      40

       F. Revenue Sharing                                                                             43

 VII.  Capital Stock and Other Securities                                                             43

VIII.  Purchase, Redemption and Pricing of Shares                                                     44

       A. Purchase/Redemption of Shares                                                               44

       B. Offering Price                                                                              44

  IX.  Taxation of the Portfolios and Shareholders                                                    47

   X.  Underwriters                                                                                   47

  XI.  Performance Data                                                                               47

 XII.  Financial Statements                                                                           50

       Appendix A -- Ratings of Corporate Debt Instruments Investments                               A-1

       Appendix B -- Morgan Stanley Investment Management Proxy Voting Policy and Procedures         B-1

GLOSSARY OF SELECTED DEFINED TERMS

      The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).

      "CONTRACT" Variable annuity contract and/or variable life insurance contract issued by Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company.

      "CONTRACT OWNERS" -- Owners of a Contract.


      "CUSTODIAN" -- The Bank of New York for each Portfolio other than for the foreign global securities of the FLEXIBLE INCOME PORTFOLIO. JPMorgan Chase Bank for the foreign global securities of the FLEXIBLE INCOME PORTFOLIO.

      "DISTRIBUTOR" -- Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.


      "FINANCIAL ADVISOR" -- Morgan Stanley authorized financial services representatives.

      "FUND" -- Morgan Stanley Select Dimensions Investment Series, a registered open-end series investment company currently consisting of 11 Portfolios.


      "INDEPENDENT TRUSTEES" -- Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended ("Investment Company Act")) of the Fund.


      "INVESTMENT MANAGER" -- Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.

      "MORGAN STANLEY & CO." -- Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

      "MORGAN STANLEY DW" -- Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

      "MORGAN STANLEY FUNDS" -- Registered investment companies for which the Investment Manager serves as the investment advisor and that hold themselves out to investors as related companies for investment and investor services.

      "MORGAN STANLEY INVESTMENT MANAGEMENT" -- Morgan Stanley Investment Management Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.

      "MORGAN STANLEY SERVICES" -- Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

      "PORTFOLIO(S)" -- The separate investment portfolio(s) of the Fund.


      "TRANSFER AGENT" -- Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.


      "TRUSTEES" -- The Board of Trustees of the Fund.

I. FUND HISTORY


      The Fund was organized under the laws of the Commonwealth of Massachusetts on June 2, 1994 under the name Dean Witter Select Dimensions Investment Series and is a trust of the type commonly referred to as a Massachusetts Business Trust. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Select Dimensions Investment Series. Effective March 2, 1998, the name of the BALANCED PORTFOLIO was changed to the BALANCED GROWTH PORTFOLIO and the name of the CORE EQUITY PORTFOLIO was changed to the GROWTH PORTFOLIO. Effective April 26, 1999, the name of the AMERICAN VALUE PORTFOLIO was changed to the AMERICAN OPPORTUNITIES PORTFOLIO. Effective August 5, 1999, the name of the MID-CAP GROWTH PORTFOLIO was changed to the the MID-CAP EQUITY PORTFOLIO. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Select Dimensions Investment Series. Effective May 1, 2002, the name of the MID-CAP EQUITY PORTFOLIO was changed to the CAPITAL OPPORTUNITIES PORTFOLIO. Effective May 1, 2003, the name of the DIVERSIFIED INCOME PORTFOLIO was changed to the FLEXIBLE INCOME PORTFOLIO.


II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

A. CLASSIFICATION

      The Fund is an open-end, diversified management investment company.

B. ELIGIBLE PURCHASERS

      As discussed in each of the Class X and Class Y PROSPECTUSES, shares of the Fund are sold only to particular insurance companies in connection with variable annuity and/or variable life insurance contracts they issue. It is conceivable that in the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying funds. Although neither the insurance companies nor the Fund currently foresee any such disadvantage, the Trustees intend to monitor events in order to identify any material irreconcilable conflict between the interest of variable annuity contract owners and variable life insurance contract owners and to determine what action, if any, should be taken in response thereto.

C. INVESTMENT STRATEGIES AND RISKS

      The following discussion of each Portfolio's investment strategies and risks should be read with the sections of the Class X and Class Y PROSPECTUSES titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."

      CONVERTIBLE SECURITIES. Each Portfolio, other than the MONEY MARKET PORTFOLIO and the VALUE-ADDED MARKET PORTFOLIO, may acquire through purchase, fixed-income securities which are convertible into common stock ("convertible securities"). In addition, each Portfolio, other than the MONEY MARKET PORTFOLIO, may acquire convertible securities through a distribution by a security held in its portfolio. Convertible securities are generally fixed income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege) and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).


      To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and to decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by a Portfolio at varying price levels above their investment values and/or their conversion values in keeping with the Portfolio's objective.

      With respect to each Portfolio other than the MONEY MARKET PORTFOLIO, the FLEXIBLE INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO, up to 5% of the Portfolio's net assets may be invested in convertible securities that are rated below investment grade. Debt securities rated below investment grade are commonly known as "junk bonds." Although the Portfolio selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Portfolio, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

      FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The FLEXIBLE INCOME PORTFOLIO, the GLOBAL EQUITY PORTFOLIO, the GROWTH PORTFOLIO, the DEVELOPING GROWTH PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the AMERICAN OPPORTUNITIES PORTFOLIO, the CAPITAL OPPORTUNITIES PORTFOLIO and the UTILITIES PORTFOLIO may enter into forward foreign currency exchange contracts ("forward contracts") to facilitate settlement or in an attempt to limit the effect of changes in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received. In addition, the FLEXIBLE INCOME PORTFOLIO and the GLOBAL EQUITY PORTFOLIO may enter into forward contracts as a hedge against fluctuations in future foreign exchange rates. Each Portfolio may conduct its forward foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the forward foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial and investment banks) and their customers. Forward contracts will only be entered into with U.S. banks and their foreign branches, insurance companies or other dealers or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.


      The Portfolios also may from time to time utilize forward contracts to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Portfolios may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.


      A Portfolio will not enter into forward contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's portfolio securities.


      The Portfolio will earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the Portfolio's commitments with respect to such contracts.

      Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

      A Portfolio may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

      Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Portfolio's volatility and may involve a significant amount of risk relative to the investment of cash.


      DEPOSITARY RECEIPTS. Depositary Receipts represent an ownership interest in securities of foreign companies (an "underlying issuer") that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

      Depositary Receipts may be "sponsored" or "unsponsored." Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of the Fund's investment policies, the Fund's investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.

      OPTION AND FUTURES TRANSACTIONS. Each of the following Portfolios may engage in transactions in listed and over-the-counter ("OTC") options: the FLEXIBLE INCOME PORTFOLIO, the BALANCED GROWTH PORTFOLIO, the UTILITIES PORTFOLIO, the AMERICAN OPPORTUNITIES PORTFOLIO, the CAPITAL OPPORTUNITIES PORTFOLIO and the GLOBAL EQUITY PORTFOLIO. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Portfolio the right to buy from the OCC (in the United States) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the United States) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Portfolio the right to sell the underlying security or currency to the OCC (in the United States) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security or currency from the OCC (in the United States) or other clearing corporation or exchange, at the exercise price.


      COVERED CALL WRITING. Each of the above-named Portfolios (except the BALANCED GROWTH PORTFOLIO) is permitted to write covered call options on portfolio securities, without limit, and the BALANCED GROWTH PORTFOLIO is permitted to write covered call options on portfolio securities in an amount not exceeding 5% of the value of its total assets. Both the FLEXIBLE INCOME PORTFOLIO and the GLOBAL EQUITY PORTFOLIO may also write covered call options on the U.S. dollar and foreign currencies in which its portfolio securities are denominated, without limit.

      The Portfolio will receive from the purchaser, in return for a call it has written, a "premium;" i.e., the price of the option. Receipt of these premiums may better enable the Portfolio to earn a higher level of current income than it would earn from holding the underlying securities (or currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Portfolio if the securities (or currencies) underlying the option decline in value.

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      The Portfolio may be required, at any time during the option period, to deliver the underlying security (or currency) against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Portfolio has been assigned an exercise notice, the Portfolio will be unable to effect a closing purchase transaction.

      A call option is "covered" if a Portfolio owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Portfolio holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by a Portfolio in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books.


      Options written by the Portfolio normally have expiration dates of from up to 18 months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.


      COVERED PUT WRITING. Each of the Portfolios that may engage in covered call writing may engage in covered put writing. As a writer of a covered put option, the Portfolio incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Portfolio would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). At any time during the option period, the Portfolio may be required to make payment of the exercise price against delivery of the underlying security (or currency). A put option is "covered" if a Portfolio maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The aggregate value of the obligations underlying puts may not exceed 50% of the Portfolio's net assets (in the case of the BALANCED GROWTH PORTFOLIO, 30% of the Portfolio's total assets).

      PURCHASING CALL AND PUT OPTIONS. THE FLEXIBLE INCOME PORTFOLIO, the BALANCED GROWTH PORTFOLIO and the AMERICAN OPPORTUNITIES PORTFOLIO may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets. Each of the UTILITIES PORTFOLIO, the CAPITAL OPPORTUNITIES PORTFOLIO and the GLOBAL EQUITY PORTFOLIO may purchase call and put options in an amount equaling up to 10% of its total assets with a maximum of 5% of its assets invested in stock index options. The BALANCED GROWTH PORTFOLIO may purchase put and call options on stock indexes in an amount equaling up to 5% of its total assets. The purchase of a call option would enable a Portfolio, in return for the premium paid, to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable a Portfolio, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option.

      OPTIONS ON FOREIGN CURRENCIES. The FLEXIBLE INCOME PORTFOLIO and the GLOBAL EQUITY PORTFOLIO may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts.

      OTC OPTIONS. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with a Portfolio. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between a Portfolio and the transacting dealer, without the intermediation of a third party such as the OCC. The Portfolios may engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. government securities or with affiliates of such banks or dealers.


      RISKS OF OPTIONS TRANSACTIONS. The successful use of options depends on the ability of the Investment Manager to forecast correctly interest rates, currency exchange rates and/or market

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movements. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, a Portfolio may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but has retained the risk of loss should the price of the underlying security (or the value of its denominated currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.


      A Portfolio's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options.

      In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in options, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Portfolio would lose the premium paid for the option as well as any anticipated benefit of the transaction.

      Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Portfolios may write.

      The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

      The markets in foreign currency options are relatively new and a Portfolio's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

      The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

      There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

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      STOCK INDEX OPTIONS. Each of the BALANCED GROWTH PORTFOLIO, the UTILITIES
PORTFOLIO, the AMERICAN OPPORTUNITIES PORTFOLIO, the CAPITAL OPPORTUNITIES PORTFOLIO and the GLOBAL EQUITY PORTFOLIO may invest in options on stock indexes. Options on stock indexes are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

      RISKS OF OPTIONS ON INDEXES. Because exercises of stock index options are settled in cash, a Portfolio could not, if it wrote a call option, provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options.

      When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it had been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decrease in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

      A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If a change causes the exercised option to fall out-of-the-money, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

      If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.

      FUTURES CONTRACTS. Each of the FLEXIBLE INCOME PORTFOLIO, the BALANCED GROWTH PORTFOLIO, the UTILITIES PORTFOLIO, the AMERICAN OPPORTUNITIES PORTFOLIO, the CAPITAL OPPORTUNITIES PORTFOLIO and the GLOBAL EQUITY PORTFOLIO may purchase and sell interest rate and index futures contracts that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and, in the case of the FLEXIBLE INCOME PORTFOLIO and the GLOBAL EQUITY PORTFOLIO on any foreign government fixed-income security and on various currencies, and with respect to each of the eight listed Portfolios that may engage in futures transactions, on such indexes of U.S. securities (and, if applicable, foreign securities) as may exist or come into existence. The VALUE-ADDED MARKET PORTFOLIO may purchase and sell stock index futures. Generally, the Portfolio would purchase futures contracts as a temporary substitute for the purchase of individual stocks that then may be purchased in an orderly fashion.

      A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables a Portfolio, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables a Portfolio to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

      Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that a Portfolio will be able to enter into a closing transaction.

      MARGIN. If a Portfolio enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

      Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Portfolio upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Portfolio may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.


      OPTIONS ON FUTURES CONTRACTS. Each of the FLEXIBLE INCOME PORTFOLIO, the BALANCED GROWTH PORTFOLIO, the UTILITIES PORTFOLIO, the AMERICAN OPPORTUNITIES PORTFOLIO, the CAPITAL OPPORTUNITIES PORTFOLIO and the GLOBAL EQUITY PORTFOLIO may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.


      The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.


      LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Commodity Futures Trading Commission recently eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment manager to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the Investment Manager has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA") and, therefore, is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which the Fund's Portfolios may engage in non-hedging transactions involving futures and options thereon except as set forth in the Fund's PROSPECTUS or STATEMENT OF ADDITIONAL INFORMATION. There is no overall limitation on the percentage of a Portfolio's net assets which may be subject to a hedge position.

      RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of a Portfolio's securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which a Portfolio seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders' seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds;
(b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements;
(c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by the Investment Manager may still not result in a successful hedging transaction.


      There is no assurance that a liquid secondary market will exist for futures contracts and related options in which a Portfolio may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Portfolio to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.


      Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal to the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on a Portfolio's ability to effectively hedge its portfolio.


      Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit a Portfolio's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of a Portfolio's transactions effected on foreign exchanges.

      In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in futures or options thereon, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

      If a Portfolio maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Portfolio, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Portfolio to purchase the same contract at a price no higher than the price at which the short position was established.

      In addition, if a Portfolio holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Portfolio. Alternatively, the Portfolio could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Portfolio.

ADDITIONAL INFORMATION CONCERNING THE FLEXIBLE INCOME AND THE BALANCED GROWTH PORTFOLIOS

      COLLATERALIZED MORTGAGE OBLIGATIONS. The Portfolio(s) may invest in CMOs -- collateralized mortgage obligations. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the collection, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio(s) may invest in any class of CMO.

      Certain mortgage-backed securities in which the Portfolio(s) may invest (E.G., certain classes of CMOs) may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Portfolio could sustain a loss.

      In addition, the FLEXIBLE INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO may invest in stripped mortgage-backed securities, which are usually structured in two classes. One class entitles the holder to receive all or most of the interest but little or none of the principal of a pool of Mortgage Assets (the interest-only or "IO Class"), while the other class entitles the holder to receive all or most of the principal but little or none of the interest (the principal-only or "PO" Class). IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of repayment decreases.


      SOVEREIGN DEBT. Debt obligations known as "sovereign debt" are obligations of governmental issuers in emerging market countries and industrialized countries.


      Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations.

      A governmental entity's willingness or ability to repay principal and pay interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government's dependence on expected disbursements from third parties, the government's policy toward the International Monetary Fund and the political constraints to which a government may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor's implementation of economic reforms or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the government debtor, which may further impair such debtor's ability or willingness to timely service its debts. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements. The issuers of the government debt securities in which the Portfolio may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. There can be no assurance that the Brady Bonds and other foreign government debt securities in which a Portfolio may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Portfolio's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

ADDITIONAL INFORMATION CONCERNING THE VALUE-ADDED MARKET PORTFOLIO


      DISCLAIMER. The VALUE-ADDED MARKET PORTFOLIO is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"), a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the owners of shares of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the S&P 500 Index Portfolio is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Portfolio. S&P has no obligation to take the needs of the Portfolio or the owners of shares of the Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of shares of the Portfolio or in the determination or calculation of the equation by which shares of the Portfolio are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.


      S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein, and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the VALUE-ADDED MARKET PORTFOLIO, owners of shares of the Portfolio, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.


      INVESTMENT STRATEGY. The Investment Manager may eliminate one or more securities from the Portfolio (or elect not to increase the Portfolio's position in such securities), notwithstanding the continued listing of such securities in the S&P Index, in the following circumstances: (a) the stock is no longer publicly traded, such as in the case of a leveraged buyout or merger; (b) an unexpected adverse development with respect to a company, such as bankruptcy or insolvency; (c) in the view of the Investment Manager, there is a high degree of risk with respect to a company that bankruptcy or insolvency will occur; or (d) in the view of the Investment Manager, based on its consideration of the price of a company's securities, the depth of the market in those securities and the amount of those securities held or to be held by the Portfolio, retaining shares of a company or making any additional purchases would be inadvisable because of liquidity risks. The Investment Manager will monitor on an ongoing basis all companies falling within any of the circumstances described in this paragraph, and will return such company's shares to the Portfolio, or recommence purchases, when and if those conditions cease to exist.


      ASSET-BACKED SECURITIES. Both the FLEXIBLE INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO may invest in Asset-Backed Securities. Asset-Backed Securities utilize the securitization techniques used to develop mortgage-backed securities. These techniques are also applied to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures. These types of securities are known as asset-backed securities. The Portfolio(s) may invest in any type of asset-backed security.

      Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.


      BRADY BONDS. The FLEXIBLE INCOME PORTFOLIO may invest in emerging market securities, including Brady Bonds. Brady Bonds are created by exchanging existing commercial bank loans to foreign entities for new obligations for the purpose of restructuring the issuers' debts under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the Brady Plan). Brady Bonds have been issued fairly recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated). They are actively traded in the over-the-counter secondary market. The Portfolio will only invest in Brady Bonds consistent with quality specifications.


      Dollar-denominated, collateralized Brady Bonds may be fixed rate par bonds or floating rate discount bonds. These Brady Bonds are generally collateralized in full as to principal due at maturity by U.S. Treasury Zero Coupon Obligations having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.

      Brady Bonds are often viewed as having three or four valuation components:
(i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury Zero Coupon Obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments due on the Brady Bonds in the normal course. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds generally are viewed as speculative.

      MONEY MARKET SECURITIES. In addition to the short-term fixed-income securities in which the Portfolios may otherwise invest, the Portfolios may invest in various money market securities for cash management purposes or when assuming a temporary position, which among others may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. This section does not apply to the MONEY MARKET PORTFOLIO, the BALANCED GROWTH PORTFOLIO and the FLEXIBLE INCOME PORTFOLIO whose money market instruments are described in the Prospectus. Such securities are limited to:


      U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;


      BANK OBLIGATIONS. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

      EURODOLLAR CERTIFICATES OF DEPOSIT. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

      OBLIGATIONS OF SAVINGS INSTITUTIONS. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

      FULLY INSURED CERTIFICATES OF DEPOSIT. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of a Portfolio's total assets in all such obligations and in all illiquid assets, in the aggregate;

      COMMERCIAL PAPER. Commercial paper rated within the two highest grades by S&P or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

      REPURCHASE AGREEMENTS. Each Portfolio may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by a Portfolio in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Portfolio. These agreements, which may be viewed as a type of secured lending by the Portfolio, typically involve the acquisition by the Portfolio of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Portfolio will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Portfolio will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Portfolio to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.


      While repurchase agreements involve certain risks not associated with direct investments in debt securities, each Portfolio follows procedures approved by the Trustees designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the case of the MONEY MARKET PORTFOLIO, such collateral will consist entirely of securities that are direct obligations of, or that are fully guaranteed as to principal and interest by, the United States or any agency thereof, and/or certificates of deposit, bankers' acceptances which are eligible for acceptance by a Federal Reserve Bank, and, if the seller is a bank, mortgage related securities (as such term is defined in section 3(a)(41) of the Securities Exchange Act of 1934) that at the time the repurchase agreement is entered into are rated in the highest rating category by the "Requisite NRSROs" (as defined in Rule 2a-7 under the Investment Company Act). Additionally, in the case of the MONEY MARKET PORTFOLIO, the collateral must qualify the repurchase agreement for preferential treatment under the Federal Deposit Insurance Act of the Federal Bankruptcy Code. In the event of a default or bankruptcy by a selling financial institution, the Portfolio will seek to liquidate such collateral. However, the exercising of the Portfolio's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Portfolio could suffer a loss. It is the current policy of each Portfolio not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Portfolio, amounts to more than 10% of its net assets in the case of the MONEY MARKET PORTFOLIO, and 15% of its net assets in the case of each of the other Portfolios.

      ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Portfolio may be "zero coupon" securities. These are debt securities which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).

      The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Portfolio) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Portfolio receives no interest payments in cash on the security during the year.

     TARGETED RETURN INDEX SECURITIES. A Portfolio may invest in Targeted Return Index Securities ("TRAINS") which are investment vehicles structured as trusts. Each trust represents an undivided investment interest in the pool of securities (generally high yield securities) underlying the trust without the brokerage and other expenses associated with holding small positions in individual securities. TRAINS are not registered under the Securities Act of 1933 or the Investment Company Act and therefore must be held by qualified purchasers and resold to qualified institutional buyers pursuant to Rule 144A under the Securities Act. Investments in TRAINS may have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

      REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Each of the MONEY MARKET PORTFOLIO, the FLEXIBLE INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO may use reverse repurchase agreements for purposes of meeting redemptions or as part of its investment strategy. The FLEXIBLE INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO may also use dollar rolls as part of their investment strategy.

      Reverse repurchase agreements involve sales by the Portfolio of assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements involve the risk that the market value of the securities the Portfolio is obligated to purchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

      Dollar rolls involve the Portfolio selling securities for delivery in the current month and simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio will forgo principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

      Reverse repurchase agreements and dollar rolls are speculative techniques involving leverage and are considered borrowings by the Portfolio. With respect to the FLEXIBLE INCOME PORTFOLIO, reverse repurchase agreements and dollar rolls are not expected to exceed 25% of the Portfolio's total assets. With respect to the MONEY MARKET PORTFOLIO, reverse repurchase agreements (other than for purposes of meeting redemptions) may not exceed 5% of the Portfolio's total assets.

      INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS. Each of the BALANCED GROWTH PORTFOLIO, the UTILITIES PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the GROWTH PORTFOLIO, the AMERICAN OPPORTUNITIES PORTFOLIO, the CAPITAL OPPORTUNITIES PORTFOLIO, the GLOBAL EQUITY PORTFOLIO and the DEVELOPING GROWTH PORTFOLIO may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for a Portfolio to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in a real estate investment trust, a Portfolio would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time the Portfolio would continue to pay its own investment management fees and other expenses, as a result of which the Portfolio and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in real estate investment trusts. Real estate investment trusts are not diversified and are subject to the risk of financing projects. They are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, and the possibility of failing to qualify for tax-free status under the Internal Revenue Code and failing to maintain exemption from the Investment Company Act.


      LENDING PORTFOLIO SECURITIES. Each Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Portfolio, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Portfolio continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. A Portfolio will not lend securities with a value exceeding 25% of the Portfolio's net assets.


      As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Portfolio's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Portfolio. Any gain or loss in the market price during the loan period would inure to the Portfolio.

      When voting or consent rights which accompany loaned securities pass to the borrower, a Portfolio will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Portfolio's investment in the loaned securities. The Portfolio will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

      WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, each Portfolio other than the VALUE-ADDED MARKET PORTFOLIO may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While a Portfolio will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Portfolio may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

      At the time a Portfolio makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of a Portfolio's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Portfolio will also establish a segregated account on its books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

      WHEN, AS AND IF ISSUED SECURITIES. Each Portfolio other than the MONEY MARKET PORTFOLIO and the VALUE-ADDED MARKET PORTFOLIO may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in a Portfolio until the Portfolio determines that issuance of the security is probable. At that time, the Portfolio will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Portfolio will also establish a segregated account on the Portfolio's books in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

      The value of a Portfolio's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Portfolio, may not exceed 5% of the value of the Portfolio's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Portfolio assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. A Portfolio may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Portfolio at the time of sale.

      PRIVATE PLACEMENTS. Each of the FLEXIBLE INCOME PORTFOLIO, the BALANCED GROWTH PORTFOLIO, the UTILITIES PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the GROWTH PORTFOLIO, the AMERICAN OPPORTUNITIES PORTFOLIO, the CAPITAL OPPORTUNITIES PORTFOLIO, the GLOBAL EQUITY PORTFOLIO and the DEVELOPING GROWTH PORTFOLIO may invest up to 15% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (With respect to these eleven Portfolios, securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent a Portfolio from disposing of them promptly at reasonable prices. A Portfolio may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.


      Rule 144A permits the above-listed Portfolios to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by a Portfolio. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed, as to each Portfolio (other than the MONEY MARKET PORTFOLIO), 15% of the Portfolio's total assets and as to the MONEY MARKET PORTFOLIO, 10% of the Portfolio's net assets, as more fully described under "Fund Policies/Investment Restrictions" below. However, investing in Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.


      WARRANTS AND SUBSCRIPTION RIGHTS. Each Portfolio, other than the MONEY MARKET PORTFOLIO and the VALUE-ADDED MARKET PORTFOLIO, may acquire warrants and subscription rights attached to other securities. In addition, each Portfolio other than the MONEY MARKET PORTFOLIO, the FLEXIBLE INCOME PORTFOLIO, the UTILITIES PORTFOLIO and the VALUE-ADDED MARKET PORTFOLIO may invest up to 5% of its assets in warrants not attached to other securities with a limit of up to 2% of its total assets in warrants that are not listed on the New York or American Stock Exchange. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.

      A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.

D. FUND POLICIES/INVESTMENT RESTRICTIONS

      The investment objectives, policies and restrictions listed below have been adopted by the Fund as fundamental policies of the Portfolios except as otherwise indicated. Under the Investment Company Act, a fundamental policy of a Portfolio may not be changed without the vote of a majority of the outstanding voting securities of the Portfolio. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares of a Portfolio present at a meeting of Fund shareholders, if the holders of 50% of the outstanding shares of the Portfolio are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Portfolio. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

INVESTMENT OBJECTIVES

      The investment objective of each Portfolio is a fundamental policy, which may not be changed without approval of shareholders of that Portfolio.

RESTRICTIONS APPLICABLE TO ALL PORTFOLIOS

Each Portfolio may not:

      1. With the exception of the MONEY MARKET PORTFOLIO, as to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities).

      2. As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer. (All of the Portfolios of the Fund may, collectively, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer).


      3. With the exception of the UTILITIES PORTFOLIO, which will invest 25% or more of the value of its total assets in the utilities industry, invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities or, in the case of the FLEXIBLE INCOME PORTFOLIO, to Mortgage-Backed Securities or, in the case of the MONEY MARKET PORTFOLIO, to domestic bank obligations.


      4. With the exception of the MONEY MARKET PORTFOLIO, invest more than 5% of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation issued or guaranteed by the U.S. Government, its agencies or instrumentalities or, in the case of the FLEXIBLE INCOME PORTFOLIO, to Mortgage-Backed Securities and Asset-Backed Securities.

      5. Borrow money (except insofar as the MONEY MARKET PORTFOLIO, the FLEXIBLE INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO may be deemed to have borrowed by entrance into a reverse repurchase agreement or the FLEXIBLE INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO may be deemed to have borrowed by entrance into a dollar roll), except from banks for temporary or emergency purposes or to meet redemption requests which might otherwise require the untimely disposition of securities, and, in the case of Portfolios other than the DEVELOPING GROWTH PORTFOLIO, not for investment or leveraging, provided that borrowing in the aggregate (other than, in the case of the DEVELOPING GROWTH PORTFOLIO, for investment or leveraging) may not exceed 5% (taken at the lower of cost or current value) of the value of the Portfolio's total assets (not including the amount borrowed).

      6. Purchase or sell real estate or interests therein (including limited partnership interests), although the Portfolio(s) may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein (as such, in case of default of such securities, a Portfolio may hold the real estate securing such security).

      7. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Portfolios may invest in the securities of companies which operate, invest in, or sponsor such programs.

      8. Pledge its assets or assign or otherwise encumber them except: (a) to secure borrowings effected within the limitations set forth in restriction 5 above; or (b) in the case of the DEVELOPING GROWTH PORTFOLIO, to secure borrowings effected in connection with leverage. For the purpose of this restriction, collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

      9. Issue senior securities as defined in the Investment Company Act except insofar as the Portfolio may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement or reverse repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling any financial futures contracts or options thereon; (d) borrowing money in accordance with restrictions described above; or (e) lending portfolio securities.

      10. Make loans of money or securities, except: (a) by the purchase of portfolio securities in which the Portfolio may invest consistent with its investment objective and policies; (b) by investing in repurchase agreements; or
(c) by lending its portfolio securities.

      11. Make short sales of securities.

      12. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Portfolio of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

      13. Purchase or sell commodities or commodities contracts except that the Portfolios may purchase or sell futures contracts or options on futures.

      14. Engage in the underwriting of securities, except insofar as the Portfolio may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security. (The Portfolios may invest in restricted securities subject to fundamental (in the case of the MONEY MARKET PORTFOLIO) and non-fundamental (in the case of the other Portfolios) limitations applicable to each Portfolio).

      15. Invest for the purpose of exercising control or management of any other issuer.

RESTRICTIONS APPLICABLE TO THE MONEY MARKET PORTFOLIO ONLY

      The MONEY MARKET PORTFOLIO may not:

      1. As to 75% of its total assets, purchase any securities, other than obligations of the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of its total assets would be invested in securities of any one issuer. However, as a non-fundamental policy, the MONEY MARKET PORTFOLIO will not invest more than 10% of its total assets in the securities of any one issuer. Furthermore, pursuant to current regulatory requirements, the MONEY MARKET PORTFOLIO may only invest more than 5% of its total assets in the securities of a single issuer (and only with respect to one issuer at a time) for a period of not more than three business days and only if the securities have received the highest quality rating by at least two NRSROs).

      2. Purchase any securities, other than obligations of domestic banks or of the U.S. Government, or its agencies or instrumentalities, if, immediately after such purchase, more than 25% of the value of the MONEY MARKET PORTFOLIO's total assets would be invested in the securities of issuers in the same industry; however, there is no limitation as to investments in domestic bank obligations or in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

      In addition, as a non-fundamental policy, each Portfolio of the Fund may not invest more than 15% (10% in the case of the MONEY MARKET PORTFOLIO) of its total assets in "illiquid securities" (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days. For purposes of this policy, securities eligible for sale pursuant to Rule 144A under the Securities Act are not considered liquid if they are determined to be liquid under procedures adopted by the Trustees of the Fund. As another non-fundamental policy, each Portfolio of the Fund may not purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or, in the case of the GLOBAL EQUITY PORTFOLIO, in accordance with the provisions of Section 12(d) of the Investment Company Act and any Rules promulgated thereunder (e.g., each of these Portfolios may not invest in more than 3% of the outstanding voting securities of any investment company). For this purpose, Mortgage-Backed Securities and Asset-Backed Securities are not deemed to be investment companies.

E. PORTFOLIO TURNOVER


      For the fiscal years ended December 31, 2002 and 2003, the portfolio turnover rates of the FLEXIBLE INCOME PORTFOLIO were 115% and 258%, respectively, and the CAPITAL OPPORTUNITIES PORTFOLIO were 103% and 184%, respectively. These variations resulted from the portfolio managers' responses to varying market conditions during these periods.

III. MANAGEMENT OF THE FUND

A. BOARD OF TRUSTEES

      The Trustees oversee the management of the Portfolios but do not manage each Portfolio. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that each Portfolio's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to each Portfolio in a satisfactory manner.

      Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and each Portfolio and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and each Portfolio and its shareholders.


B. MANAGEMENT INFORMATION

      Effective July 31, 2003, the Board of Directors/Trustees (for ease of reference referred to herein as "Trustees") of the Fund elected Joseph J. Kearns and Fergus Reid to serve as Independent Trustees on the Board of the Fund, thereby consolidating the existing Board of the Fund with the Board of Directors/Trustees of the open-end and closed-end registered investment companies managed by Morgan Stanley Investment Management Inc.

      TRUSTEES AND OFFICERS. The Board of the Fund consists of nine Trustees. These same individuals also serve as directors or trustees for all of the funds advised by the Investment Manager (the "Retail Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds"). Seven Trustees have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Trustees. The other two Trustees (the "Management Trustees") are affiliated with the Investment Manager.

      The Independent Trustees of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2003) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Manager and any funds that have an investment advisor that is an affiliated person of the Investment Manager (including but not limited to Morgan Stanley Investment Management Inc.).

                                                                                      NUMBER OF
                                                                                      PORTFOLIOS
                                                                                       IN FUND
                           POSITION(S)   LENGTH OF                                     COMPLEX
NAME, AGE AND ADDRESS OF   HELD WITH       TIME       PRINCIPAL OCCUPATION(S) DURING   OVERSEEN       OTHER DIRECTORSHIPS HELD
  INDEPENDENT TRUSTEE      REGISTRANT     SERVED*            PAST 5 YEARS**           BY TRUSTEE             BY TRUSTEE
-------------------------  -----------  ------------  ------------------------------  ----------  --------------------------------
Michael Bozic (63)         Trustee      Since April   Private Investor; Director or      208      Director of Weirton Steel
c/o Kramer Levin Naftalis               1994          Trustee of the Retail Funds                 Corporation.
& Frankel LLP                                         (since April 1994) and the
Counsel to the                                        Institutional Funds (since
Independent Trustees                                  July 2003); formerly Vice
919 Third Avenue                                      Chairman of Kmart Corporation
New York, NY                                          (December 1998-October 2000),
                                                      Chairman and Chief Executive
                                                      Officer of Levitz Furniture
                                                      Corporation (November 1995-
                                                      November 1998) and President
                                                      and Chief Executive Officer of
                                                      Hills Department Stores (May
                                                      1991-July 1995); formerly
                                                      variously Chairman, Chief
                                                      Executive Officer, President
                                                      and Chief Operating Officer
                                                      (1987-1991) of the Sears
                                                      Merchandise Group of Sears,
                                                      Roebuck & Co.

Edwin J. Garn (71)         Trustee      Since         Director or Trustee of the         208      Director of Franklin Covey (time
c/o Summit Ventures LLC                 January 1993  Retail Funds (since January                 management systems), BMW Bank of
1 Utah Center                                         1993) and the Institutional                 North America, Inc. (industrial
201 S. Main Street                                    Funds (since July 2003);                    loan corporation), United Space
Salt Lake City, UT                                    member of the Utah Regional                 Alliance (joint venture between
                                                      Advisory Board of Pacific                   Lockheed Martin and the Boeing
                                                      Corp.; formerly United States               Company) and Nuskin Asia Pacific
                                                      Senator (R-Utah) (1974-1992)                (multilevel marketing); member
                                                      and Chairman, Senate Banking                of the board of various civic
                                                      Committee (1980-1986), Mayor                and charitable organizations.
                                                      of Salt Lake City, Utah
                                                      (1971-1974), Astronaut, Space
                                                      Shuttle Discovery (April
                                                      12-19, 1985), and Vice
                                                      Chairman, Huntsman Corporation
                                                      (chemical company).

Wayne E. Hedien (70)       Trustee      Since         Retired; Director or Trustee       208      Director of The PMI Group Inc.
c/o Kramer Levin Naftalis               September     of the Retail Funds (since                  (private mortgage insurance);
& Frankel LLP                           1997          September 1997) and the                     Trustee and Vice Chairman of The
Counsel to the                                        Institutional Funds (since                  Field Museum of Natural History;
Independent Trustees                                  July 2003); formerly                        director of various other
919 Third Avenue                                      associated with the Allstate                business and charitable
New York, NY                                          Companies (1966-1994), most                 organizations.
                                                      recently as Chairman of The
                                                      Allstate Corporation (March
                                                      1993- December 1994) and
                                                      Chairman and Chief Executive
                                                      Officer of its wholly-owned
                                                      subsidiary, Allstate Insurance
                                                      Company (July 1989-December
                                                      1994).


----------------

* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

                                                                                      NUMBER OF
                                                                                      PORTFOLIOS
                                                                                       IN FUND
                           POSITION(S)   LENGTH OF                                     COMPLEX
NAME, AGE AND ADDRESS OF   HELD WITH       TIME       PRINCIPAL OCCUPATION(S) DURING   OVERSEEN       OTHER DIRECTORSHIPS HELD
  INDEPENDENT TRUSTEE      REGISTRANT     SERVED*            PAST 5 YEARS**           BY TRUSTEE             BY TRUSTEE
-------------------------  -----------  ------------  ------------------------------  ----------  --------------------------------
Dr. Manuel H. Johnson      Trustee      Since         Senior Partner, Johnson Smick      208      Director of NVR, Inc. (home
(55)                                    July 1991     International, Inc., a                      construction); Chairman and
c/o Johnson Smick                                     consulting firm; Chairman of                Trustee of the Financial
International, Inc.                                   the Audit Committee and                     Accounting Foundation (oversight
2099 Pennsylvania                                     Director or Trustee of the                  organization of the Financial
Avenue, N.W.                                          Retail Funds (since July 1991)              Accounting Standards Board);
Suite 950 Washington, D.C.                            and the Institutional Funds                 Director of RBS Greenwich
                                                      (since July 2003); Co-Chairman              Capital Holdings (financial
                                                      and a founder of the Group of               holding company).
                                                      Seven Council (G7C), an
                                                      international economic
                                                      commission; formerly Vice
                                                      Chairman of the Board of
                                                      Governors of the Federal
                                                      Reserve System and Assistant
                                                      Secretary of the U.S.
                                                      Treasury.

Joseph J. Kearns (61)      Trustee      Since July    President, Kearns & Associates     208      Director of Electro Rent
PMB754                                  2003          LLC (investment consulting);                Corporation (equipment leasing),
23852 Pacific                                         Deputy Chairman of the Audit                The Ford Family Foundation, and
Coast Highway                                         Committee and Director or                   the UCLA Foundation.
Malibu, CA                                            Trustee of the Retail Funds
                                                      (since July 2003) and the
                                                      Institutional Funds (since
                                                      August 1994); previously
                                                      Chairman of the Audit
                                                      Committee of the Institutional
                                                      Funds (October 2001-July
                                                      2003); formerly CFO of the J.
                                                      Paul Getty Trust.

Michael E. Nugent (67)     Trustee      Since July    General Partner of Triumph         208      Director of various business
c/o Triumph Capital, L.P.               1991          Capital, L.P., a private                    organizations.
445 Park Avenue                                       investment partnership;
New York, NY                                          Chairman of the Insurance
                                                      Committee and Director or
                                                      Trustee of the Retail Funds
                                                      (since July 1991) and the
                                                      Institutional Funds (since
                                                      July 2001); formerly Vice
                                                      President, Bankers Trust
                                                      Company and BT Capital
                                                      Corporation (1984-1988).

Fergus Reid (71)           Trustee      Since July    Chairman of Lumelite Plastics      208      Trustee and Director of certain
c/o Lumelite Plastics                   2003          Corporation; Chairman of the                investment companies in the
Corporation                                           Governance Committee and                    JPMorgan Funds complex managed
85 Charles Colman Blvd.                               Director or Trustee of the                  by J.P. Morgan Investment
Pawling, NY                                           Retail Funds (since July 2003)              Management Inc.
                                                      and the Institutional Funds
                                                      (since June 1992).


----------

* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

      The Trustees who are affiliated with the Investment Manager or affiliates of the Investment Manager (as set forth below) and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee (as of December 31, 2003) and the other directorships, if any, held by the Trustee, are shown below.



                                                                                      NUMBER OF
                                                                                      PORTFOLIOS
                                                                                       IN FUND
                           POSITION(S)   LENGTH OF                                     COMPLEX
NAME, AGE AND ADDRESS OF   HELD WITH       TIME       PRINCIPAL OCCUPATION(S) DURING   OVERSEEN       OTHER DIRECTORSHIPS HELD
  INDEPENDENT TRUSTEE      REGISTRANT     SERVED*            PAST 5 YEARS**           BY TRUSTEE             BY TRUSTEE
-------------------------  -----------  ------------  ------------------------------  ----------  --------------------------------
Charles A. Fiumefreddo     Chairman     Since July    Chairman and Director or           208      None
(70)                       of the       1991          Trustee of the Retail Funds
c/o Morgan Stanley Trust   Board                      (since July 1991) and the
Harborside Financial       and                        Institutional Funds (since
Center,                    Trustee                    July 2003); formerly Chief
Plaza Two,                                            Executive Officer of the
Jersey City, NJ                                       Retail Funds (until September
                                                      2002).

James F. Higgins (56)      Trustee      Since June    Director or Trustee of the         208      Director of AXA Financial, Inc.
c/o Morgan Stanley Trust                2000          Retail Funds (since June 2000)              and The Equitable Life Assurance
Harborside Financial                                  and the Institutional Funds                 Society of the United States
Center,                                               (since July 2003); Senior                   (financial services).
Plaza Two,                                            Advisor of Morgan Stanley
Jersey City, NJ                                       (since August 2000); Director
                                                      of the Distributor and Dean
                                                      Witter Realty Inc.; previously
                                                      President and Chief Operating
                                                      Officer of the Private Client
                                                      Group of Morgan Stanley (May
                                                      1999- August 2000), and
                                                      President and Chief Operating
                                                      Officer of Individual
                                                      Securities of Morgan Stanley
                                                      (February 1997-May 1999).


----------------

* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

                                   POSITION(S)         LENGTH
   NAME, AGE AND ADDRESS OF        HELD WITH           OF TIME                            PRINCIPAL OCCUPATION(S) DURING
      EXECUTIVE OFFICER            REGISTRANT          SERVED*                                  PAST 5 YEARS**
------------------------------  ----------------  --------------------  ----------------------------------------------------------
Mitchell M. Merin (50)          President         Since May 1999        President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas                                             Investment Management Inc.; President, Director and Chief
New York, NY                                                            Executive Officer of the Investment Manager and Morgan
                                                                        Stanley Services; Chairman and Director of the
                                                                        Distributor; Chairman and Director of the Transfer Agent;
                                                                        Director of various Morgan Stanley subsidiaries; President of the Institutional Funds (since July 2003) and President of the Retail Funds (since May 1999); Trustee (since July
                                                                        2003) and President (since December 2002) of the Van
                                                                        Kampen Closed-End Funds; Trustee (since May 1999) and
                                                                        President (since October 2002) of the Van Kampen Open-End
                                                                        Funds.

Barry Fink (48)                 Vice President    Since February 1997   General Counsel (since May 2000) and Managing Director
1221 Avenue of the Americas     and General                             (since December 2000) of Morgan Stanley Investment
New York, NY                    Counsel                                 Management; Managing Director (since December 2000),
                                                                        Secretary (since February 1997) and Director (since July
                                                                        1998) of the Investment Manager and Morgan Stanley
                                                                        Services; Vice President and General Counsel of the Retail
                                                                        Funds; Assistant Secretary of Morgan Stanley DW; Vice
                                                                        President of the Institutional Funds (since July 2003);
                                                                        Managing Director, Secretary and Director of the
                                                                        Distributor; previously Secretary of the Retail Funds
                                                                        (February 1997-July 2003) and Vice President and
                                                                        Assistant General Counsel of the In vestment Manager and
                                                                        Morgan Stanley Services (February 1997-December 2001).

Ronald E. Robison (65)          Executive Vice    Since April 2003      Principal Executive Officer -- Office of the Funds (since
1221 Avenue of the Americas     President and                           November 2003); Managing Director of Morgan Stanley & Co.
New York, NY                    Principal                               Incorporated; Managing Director of Morgan Stanley;
                                Executive                               Managing Director, Chief Administrative Officer and
                                Officer                                 Director of the Investment Manager and Morgan Stanley
                                                                        Services; Chief Executive Officer and Director of the
                                                                        Transfer Agent; Managing Director and Director of the
                                                                        Distributor; Executive Vice President and Principal
                                                                        Executive Officer of the Institutional Funds (since July
                                                                        2003); previously President (March 2001-July 2003) and
                                                                        Director of the Institutional Funds (March 2001-July 2003)
                                                                        and Chief Global Operations Officer and Managing Director
                                                                        of Morgan Stanley Investment Management Inc.

Joseph J. McAlinden (61)        Vice President    Since July 1995       Managing Director and Chief Investment Officer of the
1221 Avenue of the Americas                                             Investment Manager and Morgan Stanley Investment
New York, NY                                                            Management Inc.; Director of the Transfer Agent; Chief
                                                                        Investment Officer of the Van Kampen Funds; Vice President
                                                                        of the Institutional Funds (since July 2003) and the
                                                                        Retail Funds (since July 1995).

Stefanie V. Chang (37)          Vice President    Since July 2003       Executive Director of Morgan Stanley & Co., Morgan Stanley
1221 Avenue of the Americas                                             Investment Management Inc., the Investment Manager and
New York, NY                                                            Vice President of the Institutional Funds (since December
                                                                        1997) and the Retail Funds (since July 2003); formerly
                                                                        practiced law with the New York law firm of Rogers & Wells
                                                                        (now Clifford Chance US LLP).


----------------

* This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds as applicable.

                                   POSITION(S)         LENGTH
   NAME, AGE AND ADDRESS OF        HELD WITH           OF TIME                            PRINCIPAL OCCUPATION(S) DURING
      EXECUTIVE OFFICER            REGISTRANT          SERVED*                                  PAST 5 YEARS**
------------------------------  ----------------  --------------------  ----------------------------------------------------------
Francis J. Smith (38)           Treasurer and     Treasurer since       Executive Director of the Investment Manager and Morgan
c/o Morgan Stanley Trust        Chief Financial   July 2003 and Chief   Stanley Services (since December 2001); previously Vice
Harborside Financial Center,    Officer           Financial Officer     President of the Retail Funds (September 2002-July 2003);
Plaza Two,                                        since                 previously Vice President of the Investment Manager and
Jersey City, NJ                                   September 2002        Morgan Stanley Services (August 2000-November 2001) and
                                                                        Senior Manager at PricewaterhouseCoopers LLP (January
                                                                        1998-August 2000).

Thomas F. Caloia (58)           Vice President    Since July 2003       Executive Director (since December 2002) and Assistant
c/o Morgan Stanley Trust                                                Treasurer of the Investment Manager, the Distributor and
Harborside Financial Center,                                            Morgan Stanley Services; previously Treasurer of the
Plaza Two,                                                              Retail Funds (April 1989-July 2003); formerly First Vice
Jersey City, NJ                                                         President of the Investment Manager, the Distributor and
                                                                        Morgan Stanley Services.

Mary E. Mullin (37)             Secretary         Since July 2003       Executive Director of Morgan Stanley & Co. Incorporated,
1221 Avenue of the Americas                                             Morgan Stanley Investment Management Inc. and the
New York, NY                                                            Investment Manager; Secretary of the Institutional Funds
                                                                        (since June 1999) and the Retail Funds (since July 2003);
                                                                        formerly practiced law with the New York law firms of
                                                                        McDermott, Will & Emery and Skadden, Arps, Slate, Meagher
                                                                        & Flom LLP.


----------

* This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds as applicable.

      In addition, the following individuals who are officers of the Investment Manager or its affiliates serve as assistant secretaries of the Fund: A. Thomas Smith III, Sara Badler, Lou Anne D. McInnis, Carsten Otto, Marilyn K. Cranney, Joanne Doldo, Kathleen MacPeak, Elisa Mitchell, Elizabeth Nelson, Sheldon Winicour and Bennett MacDougall.

      For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Manager, Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2003 is shown below. Messrs. Kearns and Reid began serving as Trustees of the Fund on July 31, 2003.



                                                                         AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                          ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                          DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND   BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
     NAME OF TRUSTEE                (AS OF DECEMBER 31, 2003)                       (AS OF DECEMBER 31, 2003)
------------------------  ---------------------------------------------  ----------------------------------------------
INDEPENDENT:

Michael Bozic                                None                                      over $100,000
Edwin J. Garn                                None                                      over $100,000
Wayne E. Hedien                              None                                      over $100,000
Dr. Manuel H. Johnson                        None                                      over $100,000
Joseph J. Kearns(1)                          None                                      over $100,000
Michael E. Nugent                            None                                      over $100,000
Fergus Reid(1)                               None                                      over $100,000
INTERESTED:

Charles A. Fiumefreddo                       None                                      over $100,000
James F. Higgins                             None                                      over $100,000


----------

(1) Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan. As of December 31, 2003, Messrs. Kearns and Reid had deferred a total of $430,361 and $600,512, respectively, pursuant to the deferred compensation plan.

      As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

      INDEPENDENT TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three Trustees including two Independent Trustees, serve as members of the Insurance Committee, and three Independent Trustees serve as members of the Governance Committee.

      The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.

      The Board of Trustees of each fund has a separately-designated standing Audit Committee established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Funds' independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Funds' system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. Each Fund has adopted a formal, written Audit Committee Charter. During the Fund's fiscal year ended December 31, 2003, the Audit Committee held six meetings.

      The members of the Audit Committee of each Fund are currently Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael Nugent and Fergus Reid. None of the members of the Funds' Audit Committees is an "interested person," as defined under the Investment Company Act, of any of the Funds (with such disinterested Trustees being "Independent Trustees" or individually, "Independent Trustee"). Each Independent Trustee is also "independent" from each Fund under the listing standards of the New York Stock Exchange, Inc. (NYSE). The current Chairman of the Audit Committee of all of the Funds is Dr. Manuel H. Johnson.

      The Board of Trustees of each Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on each Fund's Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund's Independent Trustees as candidates for election as Independent Trustees, advises each Fund's Board with respect to Board composition, procedures and committees, develops and recommends to each Fund's Board a set of corporate governance principles applicable to the Funds, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Trustees and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of each Fund are currently Michael Bozic, Edwin J. Garn and Fergus Reid, each of whom is an Independent Trustee. The current Chairman of each Governance Committee is Fergus Reid. No Fund's Governance Committee met during the fiscal year ended December 31, 2003.

      None of the Funds has a separate nominating committee. While each Fund's Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of each Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Michael Bozic,

Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joeseph J. Kearns, Michael Nugent and Fergus Reid, for all Funds) participates in the election and nomination of candidates for election as Independent Trustees for the respective Funds for which the Independent Trustee serves. Persons recommended by each Fund's Governance Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of each of the Funds expect to be able to continue to identify from their own resources an ample number of qualified candidates for each Fund's Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.

      There were seven meetings of the Board of Trustees of each Fund held during the fiscal year ended December 31, 2003. The Independent Trustees of each of the Funds also met twice during that time, in addition to the seven meetings of the full Boards. For the 2003 fiscal year, each Trustee attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he served held during the time such Trustee was a member of the Board.

      Finally, the Boards have formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. During the Fund's fiscal year ended December 31, 2003, the Insurance Committee held two meetings. The Derivatives Committee was eliminated on July 31, 2003.

      ADVANTAGES OF HAVING SAME INDIVIDUALS AS TRUSTEES FOR THE RETAIL FUNDS AND INSTITUTIONAL FUNDS. The Independent Trustees and the funds' management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.

      TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

      SHAREHOLDER COMMUNICATIONS. Shareholders may send communications to each Fund's Board of Trustees. Shareholders should send communications intended for each Fund's Board by addressing the communications directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each trustee previously noted. Other shareholder communications received by the Funds not directly addressed and sent to the Boards will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

C. COMPENSATION

      Effective August 1, 2003, each Independent Trustee receives an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional Funds. In addition, each Independent Trustee receives $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year, so that an Independent Trustee who attended all six meetings would receive total compensation of $180,000 for serving the funds. The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Mr. Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

      The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

      Prior to August 1, 2003, the Fund paid each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund paid the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). With the exception of an Audit Committee Meeting, if a Board meeting and a meeting of the Independent Trustees and/or one or more Committee meetings took place on a single day, the Trustees were paid a single meeting fee by the Fund.

      Effective April 1, 2004, the Fund began an unfunded Deferred Compensation Plan (the "Plan") which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The Fund intends that the Deferred Compensation Plan shall be maintained at all times on an unfunded basis for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The rights of an eligible Trustee and the beneficiaries to the amounts held under the Deferred Compensation Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

      Prior to April 1, 2004, the Institutional Funds maintained a similar unfunded Deferred Compensation Plan (the "Prior Plan") which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The Plan amends and supersedes the Prior Plan and all amounts payable under the Prior Plan are now subject to the terms of the Plan (except for amounts due to be paid during the calendar year 2004 which will remain subject to the terms of the Prior Plan).

      The following table shows aggregate compensation paid to the Fund's Trustees from the Fund for the fiscal year ended December 31, 2003. Messrs. Kearns and Reid began serving as Trustees of the Fund on July 31, 2003.

                                FUND COMPENSATION



                                                                      AGGREGATE
                                                                    COMPENSATION
NAME OF TRUSTEE                                                       FROM FUND
---------------                                                     ------------
Michael Bozic(1) (3)                                                 $    1,827
Charles A. Fiumefreddo*(2)                                                3,998
Edwin J. Garn(1) (3)                                                      1,827
Wayne E. Hedien(1) (2)                                                    1,827
James F. Higgins*                                                             0
Manuel H. Johnson(1)                                                      2,530
Joseph J. Kearns(1)                                                         893
Michael Nugent(1) (2)                                                     2,251
Fergus Reid(1) (3)                                                          893


----------

(*) Messrs. Fiumefreddo and Higgins are deemed to be "interested persons" of the Fund as that term is defined in the Investment Company Act.
(1) Member of the Audit Committee. Dr. Johnson is the Chairman of the Audit Committee and Mr. Kearns is the Deputy Chairman of the Audit Committee.
(2) Member of the Insurance Committee. Mr. Nugent is the Chairman of the Insurance Committee.
(3) Member of the Governance Committee. Mr. Reid is the Chairman of the Governance Committee.

      The following table shows aggregate compensation paid to each of the Fund's Trustees by the Fund Complex (which includes all of the Retail and Institutional Funds) for the calendar year ended December 31, 2003. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this table are presented on a calendar-year basis. Messrs. Bozic, Fiumefreddo, Garn, Hedien, Johnson and Higgins began serving as Trustees of the Institutional Funds on July 31, 2003, and served as Trustees of the Retail Funds during the calendar year ended December 31, 2003. Messrs. Kearns and Reid began serving as Trustees of the Retail Funds on July 31, 2003, and served as Trustees of the Institutional Funds during the calendar year ended December 31, 2003. Mr. Nugent served as Trustee of both the Institutional Funds and the Retail Funds during the calendar year ended December 31, 2003.

                       CASH COMPENSATION FROM FUND COMPLEX



                                                              TOTAL COMPENSATION
                                                                 FROM THE FUND
                                                               COMPLEX PAYABLE
NAME OF TRUSTEE                                                   TO TRUSTEES
---------------                                               ------------------
Michael Bozic                                                    $   164,400
Charles A. Fiumefreddo                                               360,000
Edwin J. Garn                                                        164,400
Wayne E. Hedien                                                      164,300
James F. Higgins                                                           0
Dr. Manuel H. Johnson                                                228,213
Joseph J. Kearns(1)                                                  166,710
Michael E. Nugent                                                    277,441
Fergus Reid(1)                                                       149,299


----------

(1) Includes amounts deferred at the election of the Trustees under the Prior Plan. The total amounts of deferred compensation (including interest) payable or accrued by Messrs Kearns and Reid are $430,361 and $600,512, respectively.

      Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds"), not including the Fund, had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Director was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee's retirement as shown in the table below.

      The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 49 Retail Funds for the calendar year ended December 31, 2003, and the estimated retirement benefits for the Independent Trustees from the 49 Retail Funds for each calendar year following retirement. Messrs. Kearns and Reid did not participate in the retirement program.



NAME OF                                 RETIREMENT BENEFITS ACCRUED AS      ESTIMATED ANNUAL BENEFITS UPON
INDEPENDENT TRUSTEE                             FUND EXPENSES                       RETIREMENT(1)
-------------------                     ------------------------------      ------------------------------
                                               BY ALL ADOPTING                    FROM ALL ADOPTING
                                                    FUNDS                               FUNDS
                                               ---------------                    -----------------
Michael Bozic                                     $  19,842                          $  47,838
Edwin J. Garn                                        35,306                             47,877
Wayne E. Hedien                                      38,649                             40,839
Dr. Manuel H. Johnson                                20,125                             70,050
Michael E. Nugent                                    36,265                             62,646


----------

(1) Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.


IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      As of the date of this STATEMENT OF ADDITIONAL INFORMATION, Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company owned all of the outstanding shares of each Class of each Portfolio of the Fund for allocation to their respective separate accounts ("Accounts"), none of the Fund's Trustees was a Contract Owner under the Accounts, and the aggregate number of shares of each Portfolio of the Fund allocated to Contracts owned by the Fund's officers as a group was less than one percent of each Portfolio's outstanding Class X or Class Y shares.

      The address of Hartford Life Insurance Company ("Hartford Life") and Hartford Life and Annuity Insurance Company ("Hartford Life and Annuity") is 200 Hopmeadow Street, Simsbury, CT 06089.


      Hartford Life and Hartford Life and Annuity owned the shares of each Class of each Portfolio of the Fund in the following percentages on April 1, 2004:



                                                                                    HARTFORD LIFE
CLASS/PORTFOLIO                                                   HARTFORD LIFE      AND ANNUITY       TOTAL
---------------                                                   -------------     -------------      -----
Class X: The Money Market Portfolio                                   9.73%            90.27%         100.00%
Class Y: The Money Market Portfolio                                  10.35             89.65          100.00
Class X: The Flexible Income Portfolio                                8.95             91.05          100.00
Class Y: The Flexible Income Portfolio                                8.06             91.94          100.00
Class X: The Balanced Growth Portfolio                               14.20             85.80          100.00
Class Y: The Balanced Growth Portfolio                                7.87             92.13          100.00
Class X: The Utilities Portfolio                                      8.81             91.19          100.00
Class Y: The Utilities Portfolio                                      7.47             92.53          100.00
Class X: The Dividend Growth Portfolio                               11.15             88.85          100.00
Class Y: The Dividend Growth Portfolio                                7.08             92.92          100.00
Class X: The Value-Added Market Portfolio                            16.57             83.43          100.00
Class Y: The Value-Added Market Portfolio                            15.03             84.97          100.00
Class X: The Growth Portfolio                                         9.61             90.39          100.00
Class Y: The Growth Portfolio                                        13.55             86.45          100.00
Class X: The American Opportunities Portfolio                         8.99             91.01          100.00
Class Y: The American Opportunities Portfolio                         7.38             92.62          100.00

                                                                                    HARTFORD LIFE
CLASS/PORTFOLIO                                                   HARTFORD LIFE      AND ANNUITY       TOTAL
---------------                                                   -------------     -------------      -----
Class X: The Capital Opportunities Portfolio                         13.08%            86.92%         100.00%
Class Y: The Capital Opportunities Portfolio                         16.53             83.47          100.00
Class X: The Global Equity Portfolio                                 11.23             88.77          100.00
Class Y: The Global Equity Portfolio                                  8.24             91.76          100.00
Class X: The Developing Growth Portfolio                              9.59             90.41          100.00
Class Y: The Developing Growth Portfolio                              9.16             90.84          100.00


V. INVESTMENT MANAGEMENT AND OTHER SERVICES


A. INVESTMENT MANAGER


      The Investment Manager to each Portfolio is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


      On October 23, 2003, the Fund's Board of Trustees determined to terminate the sub-advisory agreement between the Investment Manager and Morgan Stanley Investment Management Inc., a subsidiary of Morgan Stanley and an affiliate of the Investment Manager, in respect of the GROWTH PORTFOLIO. Effective May 1, 2004, Morgan Stanley Investment Management Inc. ceased serving as sub-advisor of the GROWTH PORTFOLIO.


      On April 25, 2002, the Fund's Board of Trustees determined to terminate the sub-advisory agreement between the Investment Manager and TCW Investment Management Company ("TCW") in respect of the CAPITAL OPPORTUNITIES PORTFOLIO. Effective October 1, 2002, TCW ceased serving as sub-advisor of the CAPITAL OPPORTUNITIES PORTFOLIO.


      Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide each Portfolio administrative services, manage its business affairs and manage its investments, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of each Portfolio determined as of the close of each business day:


NAME OF PORTFOLIO                                                INVESTMENT MANAGEMENT FEE RATES
-----------------                              -------------------------------------------------------------------
The Money Market Portfolio                     0.50% of net assets
The Flexible Income Portfolio                  0.40% of net assets
The Balanced Growth Portfolio                  0.60% of net assets
The Utilities Portfolio                        0.65% of net assets
The Dividend Growth Portfolio                  0.625% of net assets up to $500 million;
                                               0.50% of net assets exceeding
                                               $500 million but not exceeding $1
                                               billion; and
                                               0.475% of net assets exceeding $1 billion
The Value-Added Market Portfolio               0.50% of net assets
The Growth Portfolio                           0.80% of net assets
The American Opportunities Portfolio           0.625% of net assets up to $500
                                               million;
                                               0.60% of net assets exceeding $500 million
                                               but not exceeding $1 billion; and
                                               0.575% of net assets exceeding $1 billion
The Capital Opportunities Portfolio            0.75% of net assets
The Global Equity Portfolio                    1.00% of net assets
The Developing Growth Portfolio                0.50% of net assets

      With respect to each Portfolio, the management fee is allocated among the Classes pro rata based on the net assets of the Portfolio attributable to each Class.


      For the fiscal years ended December 31, 2001, 2002 and 2003, the Investment Manager accrued compensation under the Management Agreement as follows:



                                                                    COMPENSATION ACCRUED FOR THE FISCAL YEAR
                                                                               ENDED DECEMBER 31,
                                                                 ----------------------------------------------
NAME OF PORTFOLIO                                                    2001             2002             2003
-----------------                                                ------------     ------------      -----------
The Money Market Portfolio                                       $    896,016     $    978,101      $   838,468
The Flexible Income Portfolio                                         263,062          252,899          292,379
The Balanced Growth Portfolio                                         745,498          676,299          585,115
The Utilities Portfolio                                             1,047,937          650,618          490,090
The Dividend Growth Portfolio                                       3,586,098        2,920,003        2,331,330
The Value-Added Market Portfolio                                      940,986          849,731          774,172
The Growth Portfolio                                                  806,467          494,255          350,054
The American Opportunities Portfolio                                3,681,857        2,502,395        1,840,527
The Capital Opportunities Portfolio                                   608,192          335,673          235,261
The Global Equity Portfolio                                         1,413,172        1,011,555          808,249
The Developing Growth Portfolio                                       512,814          331,484          264,728
                                                                 ------------     ------------      -----------
      Total                                                      $ 14,502,099     $ 11,003,013      $ 8,810,373
                                                                 ============     ============      ===========


      The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.


      Under the former sub-advisory agreement between TCW and the Investment Manager (the "TCW Sub-Advisory Agreement") respecting the CAPITAL OPPORTUNITIES PORTFOLIO, TCW provided this Portfolio with investment advice and portfolio management, subject to the overall supervision of the Investment Manager. During the fiscal year ended December 31, 2001, the Investment Manager paid TCW monthly compensation equal to 40% of the Investment Manager's fee. During the period January 1, 2002 through September 30, 2002, the Investment Manager paid TCW $111,935.

      Under the former Sub-Advisory Agreement between Morgan Stanley Investment Management and the Investment Manager (the "Morgan Stanley Investment Management Sub-Advisory Agreement") respecting the GROWTH PORTFOLIO, Morgan Stanley Investment Management provided that Portfolio with investment advice and portfolio management, subject to the overall supervision of the Investment Manager. During the fiscal years ended December 31, 2001, 2002 and 2003, the Investment Manager paid Morgan Stanley Investment Management Inc. monthly compensation equal to 40% of the Investment Manager's fee.

      In approving the Management Agreement, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Manager, the performance, fees and expenses of the Fund compared to other similar investment companies, the Investment Manager's expenses in providing the services, the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the Management Agreement was in the best interests of the Fund and its shareholders.

B. PRINCIPAL UNDERWRITER

      The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, each Portfolio's shares are distributed by the Distributor. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

      The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Portfolios or their shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER

      Each Portfolio has retained the Investment Manager to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities.


      Under the terms of the Management Agreement, the Investment Manager also maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.


      Expenses not expressly assumed by the Investment Manager under the Management Agreement, by the former Sub-Advisor for the GROWTH PORTFOLIO under the Morgan Stanley Investment Management Sub-Advisory Agreement, or by the Distributor, will be paid by the Portfolios. Each Portfolio pays all expenses incurred in its operation and a portion of the Fund's general administration expenses allocated based on the asset sizes of the Portfolios. The Portfolios' direct expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; certain taxes; registration costs of the Fund under federal and state securities laws; shareholder servicing costs, charges and expenses of any outside service used for pricing of the Portfolios' shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; interest on Portfolio borrowings; and all other expenses attributable to a particular Portfolio. The 12b-1 fees relating to Class Y will be allocated directly to Class Y. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to the Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

      Expenses which are allocated on the basis of size of the respective Portfolios include the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; state franchise taxes; Securities and Exchange Commission fees; membership dues of industry associations; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; and all other costs of the Fund's operations properly payable by the Fund and allocable on the basis of size to the respective Portfolios. Depending on the nature of a legal claim, liability or lawsuit, litigation costs, payment of legal claims or liabilities and any indemnification relating thereto may be directly applicable to the Portfolio or allocated on the basis of the size of the respective Portfolios. The Trustees have determined that this is an appropriate method of allocation of expenses.

      The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission or for any losses sustained by the Fund or its investors.

      The Management Agreement will remain in effect from year to year provided continuance of the Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of each affected Portfolio, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees.

D. RULE 12b-1 PLAN

      The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan"). Under the Plan, Class Y shares of each Portfolio bear a distribution fee paid to the Distributor which is accrued daily and payable monthly at the annual rate of 0.25% of the average daily net assets of the Class.

      The Plan provides that each Portfolio's distribution fee shall compensate the Distributor, Morgan Stanley DW and its affiliates, and other selected broker-dealers for expenses they incur in connection with the distribution of the Portfolio's Class Y shares. These expenses may include: (i) costs incurred in providing personal services to shareholders; (ii) overhead and other branch office distribution-related expenses including, but not limited to, expenses of operating the Distributor's or other broker-dealers' offices used for selling Portfolio shares (e.g. lease and utility costs, salaries and employee benefits of operations and sales support personnel, costs relating to client sales seminars and telephone expenses); (iii) printing and mailing costs relating to prospectuses and reports (for new shareholders); and (iv) costs incurred in connection with advertising materials and sales literature. In addition, payments to the Distributor may be used by the Distributor to compensate insurance companies for shareholder services, which include, but are not limited to, education of agents concerning the Portfolios, compensation of agents, and servicing contract owners.

      For the fiscal year ended December 31, 2003, Class Y shares of the following portfolios accrued amounts payable under the Plan as follows:



                                                                                          COMPENSATION ACCRUED
                                                                                        FOR THE FISCAL YEAR ENDED
NAME OF PORTFOLIO                                                                           DECEMBER 31, 2003
-----------------                                                                       -------------------------
The Money Market Portfolio                                                                     $  107,007
The Flexible Income Portfolio                                                                      46,832
The Balanced Growth Portfolio                                                                      42,222
The Utilities Portfolio                                                                            30,167
The Dividend Growth Portfolio                                                                      98,699
The Value-Added Market Portfolio                                                                   74,907
The Growth Portfolio                                                                               12,412
The American Opportunities Portfolio                                                               94,228
The Capital Opportunities Portfolio                                                                21,731
The Global Equity Portfolio                                                                        13,024
The Developing Growth Portfolio                                                                    11,129



      Under the Plan, the Distributor provides the Fund, for review by the Trustees, and the Trustees review, promptly after the end of each calendar quarter, a written report regarding the distribution expenses incurred on behalf of each Portfolio during such calendar quarter, which report includes (1) an itemization of the types of expenses and the purposes therefor; (2) the amounts of such expenses; and (3) a description of the benefits derived by the Fund.

      On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the Plan, the Trustees requested and received from the Distributor and reviewed all of the information which they deemed necessary to arrive at an informed determination. In making their determination, the Trustees considered: (1) the benefits each Portfolio would be likely to obtain under the Plan, including that without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain a competitive and effective system for distribution and servicing of Contract Owners and maintenance of their accounts; and (2) what services would be provided under the Plan to Contract Owners. Based upon their review, the Trustees, including each of the Independent Trustees, determined that approval of the Plan would be in the best interests of each Portfolio and would have a reasonable likelihood of continuing to benefit the Contract Owners. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

      The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the Class Y shareholders of each affected Portfolio, and all material amendments to the Plan must also be approved by the Trustees. The Plan may be terminated as to a Portfolio at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio (as defined in the Investment Company Act) on not more than 30 days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

      No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Portfolios.

E. OTHER SERVICE PROVIDERS


(1) TRANSFER AGENT/DIVIDEND-DISBURSING AGENT

      Morgan Stanley Trust is the Transfer Agent for each Portfolio's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Portfolio shares. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.

(2) CUSTODIAN AND INDEPENDENT AUDITORS


      The Bank of New York, 100 Church Street, New York, NY 10286, is the Custodian of each Portfolio's assets other than those of the foreign global securities of the FLEXIBLE INCOME PORTFOLIO. JPMorgan Chase Bank, One Chase Plaza, New York, NY 10005 is the Custodian of the assets of the foreign global securities of the FLEXIBLE INCOME PORTFOLIO. Any Portfolio's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.


      Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

(3) AFFILIATED PERSONS


      The Transfer Agent is an affiliate of the Investment Manager, of Morgan Stanley Investment Management and of the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, tabulating proxies and maintaining shareholder records and lists. For these services, the Transfer Agent receives an annual fee of $500 per account from each Portfolio and is reimbursed for its out-of-pocket expenses in connection with such services.

F. CODES OF ETHICS

      The Fund, the Investment Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES

A. BROKERAGE TRANSACTIONS


      Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities for each Portfolio, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. Certain securities (e.g., certain money market instruments) are purchased directly from an issuer, in which case no commissions or discounts are paid.

      For the fiscal years ended December 31, 2001, 2002 and 2003, the Portfolios paid brokerage commissions as follows:



                                                         BROKERAGE            BROKERAGE           BROKERAGE
                                                     COMMISSIONS PAID     COMMISSIONS PAID    COMMISSIONS PAID
                                                      FOR FISCAL YEAR      FOR FISCAL YEAR     FOR FISCAL YEAR
NAME OF PORTFOLIO                                     ENDED 12/31/01       ENDED 12/31/02      ENDED 12/31/03
-----------------                                    ----------------     ----------------    ----------------
The Money Market Portfolio                             $          0         $          0        $          0
The Flexible Income Portfolio                                     0                3,749               5,063
The Balanced Growth Portfolio                                43,346              212,373             104,430
The Utilities Portfolio                                     183,154              374,778             424,867
The Dividend Growth Portfolio                               394,707              455,227             541,396
The Value-Added Market Portfolio                             31,286               50,911             111,355
The Growth Portfolio                                         93,117              264,548             168,352
The American Opportunities Portfolio                      1,466,750            3,160,841           2,234,514
The Capital Opportunities Portfolio                          15,624              218,828             194,104
The Global Equity Portfolio                                 565,734              249,764             257,262
The Developing Growth Portfolio                             106,976              627,955             371,308
                                                       ------------         ------------        ------------
      Total                                            $  2,900,694         $  5,618,974        $  4,412,651
                                                       ============         ============        ============


B. COMMISSIONS

      Pursuant to an order of the SEC, the Portfolios may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Portfolios will limit their transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.


      During the fiscal years ended December 31, 2001, 2002 and 2003, the Portfolios did not effect any principal transactions with Morgan Stanley DW.


      Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Portfolios, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.


      During the fiscal years ended December 31, 2001 and 2002, the Portfolios paid brokerage commissions to Morgan Stanley DW as follows:



                                                                                    BROKERAGE COMMISSIONS PAID
                                                                                       TO MORGAN STANLEY DW
                                                                                       FOR FISCAL YEAR ENDED
                                                                                    --------------------------
NAME OF PORTFOLIO                                                                    12/31/01        12/31/02
-----------------                                                                   ----------      ----------
The Money Market Portfolio                                                          $        0      $        0
The Flexible Income Portfolio                                                                0                0
The Balanced Growth Portfolio                                                            9,081           2,295
The Utilities Portfolio                                                                 11,070           1,350
The Dividend Growth Portfolio                                                           84,474          10,170
The Value-Added Market Portfolio                                                             0               0
The Growth Portfolio                                                                         0               0
The American Opportunities Portfolio                                                    18,329           3,227
The Capital Opportunities Portfolio                                                        310               0
The Global Equity Portfolio                                                              4,262               0
The Developing Growth Portfolio                                                              0               0
                                                                                    ----------      ----------
      Total                                                                         $  127,526      $   17,042
                                                                                    ==========      ==========



      For the fiscal year ended December 31, 2003, the Portfolios did not pay any paid brokerage commissions to Morgan Stanley DW.

      During the fiscal years ended December 31, 2001 and 2002, the Portfolios paid brokerage commissions to Morgan Stanley & Co., as follows:



                                                                                       BROKERAGE COMMISSIONS
                                                                                          PAID TO MORGAN
                                                                                     STANLEY & CO. FOR FISCAL
                                                                                            YEAR ENDED
                                                                                    --------------------------
NAME OF PORTFOLIO                                                                    12/31/01         12/31/02
-----------------                                                                   ----------      ----------
The Money Market Portfolio                                                          $        0      $        0
The Flexible Income Portfolio                                                                0               0
The Balanced Growth Portfolio                                                            4,167          33,374
The Utilities Portfolio                                                                 19,443         107,130
The Dividend Growth Portfolio                                                           50,729          46,733
The Value-Added Market Portfolio                                                             0               0
The Growth Portfolio                                                                     2,614           9,011
The American Opportunities Portfolio                                                   175,232         308,334
The Capital Opportunities Portfolio                                                        815           7,672
The Global Equity Portfolio                                                             47,728          34,105
The Developing Growth Portfolio                                                              0           5,398
                                                                                    ----------      ----------
      Total                                                                         $  300,728      $  551,757
                                                                                    ==========      ==========

      For the fiscal year ended December 31, 2003, the Portfolios paid brokerage commissions to Morgan Stanley & Co., as follows:



                                                                                                PERCENTAGE OF
                                                                                              AGGREGATE DOLLAR
                                                                                             AMOUNT OF EXECUTED
                                                                          PERCENTAGE OF        TRADES ON WHICH
                                               BROKERAGE COMMISSIONS   AGGREGATE BROKERAGE        BROKERAGE
                                                  PAID TO MORGAN         COMMISSIONS FOR      COMMISSIONS WERE
                                             STANLEY & CO. FOR FISCAL   FISCAL YEAR ENDED   PAID FOR FISCAL YEAR
NAME OF PORTFOLIO                               YEAR ENDED 12/30/03         12/31/03           ENDED 12/31/03
-----------------                            ------------------------  -------------------  --------------------
The Money Market Portfolio                         $         0                 0.00%               0.00%
The Flexible Income Portfolio                                0                 0.00%               0.00%
The Balanced Growth Portfolio                            3,282                 3.14%               4.05%
The Utilities Portfolio                                 84,455                19.88%              21.55%
The Dividend Growth Portfolio                           50,637                 9.35%              11.32%
The Value-Added Market Portfolio                           447                 0.40%               0.13%
The Growth Portfolio                                       699                 0.42%               0.59%
The American Opportunities Portfolio                   228,690                10.23%              12.00%
The Capital Opportunities Portfolio                      2,999                 1.55%               1.91%
The Global Equity Portfolio                             20,007                 7.78%               8.47%
The Developing Growth Portfolio                          8,012                 2.16%               2.06%
                                                   -----------
      Total                                        $   399,228
                                                   ===========


C. BROKERAGE SELECTION


      The policy of the Fund regarding purchases and sales of securities for the Portfolios is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.


      The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.


      In seeking to implement each Portfolio's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providingefficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be utilized by it and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit a Portfolio directly.

      The Investment Manager and certain of its affiliates currently serve as investment advisors to a number of clients, including other investment companies, and may in the future act as investment advisors to others. It is the practice of the Investment Manager and its affiliates to cause purchase and sale transactions to be allocated among the Portfolios and clients whose assets they manage (including the Portfolios) in such manner as they deem equitable. In making such allocations among the Portfolios and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the Portfolios and other client accounts. The Investment Manager and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. DIRECTED BROKERAGE


      During the fiscal year ended December 31, 2003, the Portfolios paid brokerage commissions to brokers because of research services provided as follows:



                                                                                          AGGREGATE DOLLAR AMOUNT
                                                          BROKERAGE COMMISSIONS          OF TRANSACTIONS FOR WHICH
                                                       DIRECTED IN CONNECTION WITH         SUCH COMMISSIONS WERE
                                                     RESEARCH SERVICES PROVIDED FOR     PAID FOR FISCAL YEAR ENDED
NAME OF PORTFOLIO                                      FISCAL YEAR ENDED 12/31/03                12/31/03
-----------------                                    ------------------------------     --------------------------
The Money Market Portfolio                                   $          0                   $               0
The Flexible Income Portfolio                                           0                                   0
The Balanced Growth Portfolio                                      90,527                          58,843,619
The Utilities Portfolio                                            20,975                           3,021,444
The Dividend Growth Portfolio                                     378,435                         235,636,447
The Value-Added Market Portfolio                                   78,473                          48,305,239
The Growth Portfolio                                              158,318                         106,111,583
The American Opportunities Portfolio                            1,633,291                       1,085,602,253
The Capital Opportunities Portfolio                               176,166                         101,388,552
The Global Equity Portfolio                                       221,975                         102,998,684
The Developing Growth Portfolio                                   332,030                         172,963,193
                                                             ------------                   -----------------
      Total                                                  $  3,090,190                   $   1,914,871,014
                                                             ============                   =================


E. REGULAR BROKER-DEALERS


      During the fiscal year ended December 31, 2003, the Portfolios purchased securities issued by the following issuers which were among the ten brokers or the ten dealers that executed transactions for or with the Fund or the Portfolio in the largest dollar amounts during the year:



NAME OF PORTFOLIO                                                             ISSUER
-----------------                                  -------------------------------------------------------------
The Money Market Portfolio                         Deutsche Securities
                                                   UBS Securities LLC
                                                   Bank of New York (The)
                                                   Morgan (J.P.) Securities Inc.
                                                   Goldman Sachs, & Co.
                                                   Bank of America
                                                   Citicorp, Inc.

The Flexible Income Portfolio                      Bank of New York (The)
                                                   Citigroup Inc.
                                                   Morgan (J.P.) Securities
                                                   Prudential Securities Inc.
                                                   Goldman Sachs, & Co.
                                                   Deutsche Securities Inc.

The Balanced Growth Portfolio                      Bank of New York (The)
                                                   Citigroup Inc.
                                                   Prudential Financial Inc.
                                                   Goldman, Sachs Group Inc.
                                                   Bank of America Corp.
                                                   J.P. Morgan Chase & Co.
                                                   Lehman Brothers Holdings, Inc.
                                                   Merrill Lynch & Co., Inc.

NAME OF PORTFOLIO                                                             ISSUER
-----------------                                  -------------------------------------------------------------
The Utilities Portfolio                            None

The Dividend Growth Portfolio                      Citigroup Inc.
                                                   Morgan (J.P.) Securities Inc.
                                                   Bank of New York (The)
                                                   Bank of America
                                                   Goldman Sachs Group
                                                   Merrill Lynch & Co. Inc.
                                                   Lehman Brothers Inc.

The Value-Added Market Portfolio                   Citigroup Inc.
                                                   Morgan (J.P.) Securities Inc.
                                                   Prudential Securities Inc.
                                                   Bear, Stearns & Co. Inc.
                                                   Goldman Sachs & Co.
                                                   Lehman Brothers Inc.
                                                   Merrill Lynch, Pierce, Fenner & Smith Inc.
                                                   Morgan Stanley & Co. Incorporated
                                                   Bank of America
                                                   Bank of New York (The)

The Growth Portfolio                               Bank of New York (The)
                                                   Citigroup Inc.
                                                   Morgan (J.P.) Securities Inc.

The American Opportunities Portfolio               Bank of New York (The)
                                                   Citigroup Inc.
                                                   Morgan (J.P.) Securities Inc.
                                                   Prudential Securities Inc.
                                                   UBS Securities Inc.
                                                   Goldman, Sachs & Co.
                                                   Lehman Brothers Inc.
                                                   Merrill Lynch, Pierce, Fenner & Smith Inc.
                                                   Bear, Stearns & Co. Inc.

The Capital Opportunities Portfolio                Citigroup Inc.
                                                   Bank of New York (The)

The Global Equity Portfolio                        UBS AG
                                                   J.P. Morgan Chase & Co.
                                                   Bank of America Corp.
                                                   Credit Suisse Group
                                                   Deutsche Bank AG

The Developing Growth Portfolio                    None



      At December 31, 2003, the Portfolios held securities issued by such brokers or dealers with the following market values:



                                                                                                 MARKET VALUE
NAME OF PORTFOLIO                                                    ISSUER                      AT 12/31/03
-----------------                                   ------------------------------------------   -------------
The Money Market Portfolio                          Goldman Sachs, & Co.                         $   3,593,587
                                                    Morgan (J.P.) Securities Inc.                    3,467,708
                                                    UBS Securities LLC                               3,088,117
                                                    Citigroup Inc.                                   1,698,559

                                                                                                 MARKET VALUE
NAME OF PORTFOLIO                                                    ISSUER                      AT 12/31/03
-----------------                                   ------------------------------------------   -------------
The Flexible Income Portfolio                       Prudential Securities Inc.                   $     321,535
                                                    Goldman Sachs, & Co.                               157,930
                                                    Citigroup Inc.                                     157,353
                                                    Morgan (J.P.) Securities                            71,816
                                                    Bank of New York (The)                              21,443

The Balanced Growth Portfolio                       Citigroup Inc.                               $   2,043,567
                                                    J.P. Morgan Chase & Co.                          1,626,310
                                                    Merrill Lynch & Co., Inc.                        1,401,735
                                                    Prudential Financial Inc.                        1,371,669
                                                    Lehman Brothers Holdings, Inc.                     980,694
                                                    Bank of AmericaCorp.                               850,949
                                                    Goldman, Sachs Group Inc.                          202,305
                                                    Bank of New York (The)                              32,165

The Dividend Growth Portfolio                       Bank of America                              $  13,110,090
                                                    Citigroup Inc.                                  10,785,588
                                                    Merrill Lynch & Co. Inc.                         9,471,975
                                                    Goldman Sachs Group                              4,353,993
                                                    Lehman Brothers Inc.                             3,513,510
                                                    Morgan (J.P.) Securities Inc.                    3,279,989
                                                    Bank of New York (The)                           2,136,240

The Value-Added Market Portfolio                    Morgan Stanley & Co. Incorporated            $     387,729
                                                    Prudential Securities Inc.                         384,284
                                                    Lehman Brothers Inc.                               376,061
                                                    Bear Stearns & Co. Inc.                            375,765
                                                    Goldman Sachs & Co.                                375,174
                                                    Bank of America                                    369,978
                                                    Merrill Lynch, Pierce, Fenner & Smith Inc.         369,495
                                                    Citigroup Inc.                                     368,904
                                                    Morgan (J.P.) Securities Inc.                      368,402
                                                    Bank of New York (The)                             363,658

The Growth Portfolio                                Citigroup Inc.                               $   1,716,666
                                                    Goldman Sachs Inc.                                 898,542
                                                    Lehman Brothers Inc.                               494,208
                                                    Bank of New York (The)                             464,508

The American Opportunities Portfolio                Citigroup Inc.                               $   6,261,660
                                                    Lehman Brothers Inc.                             3,320,460
                                                    Merrill Lynch, Pierce, Fenner & Smith Inc.       2,938,365
                                                    Goldman, Sachs & Co.                             2,922,408
                                                    UBS Securites Inc.                               2,282,230
                                                    Morgan (J.P.) Securities Inc.                    1,538,987

The Global Equity Portfolio                         J.P. Morgan Chase & Co.                      $   1,847,519
                                                    Citigroup Inc.                                   1,810,542
                                                    Bank of America Corp.                            1,576,428
                                                    Credit Suisse Group                                510,681
                                                    Deutsche Bank AG                                   496,061
                                                    UBS AG                                             409,673

F. REVENUE SHARING

      The Investment Manager and/or Distributor may pay compensation, out of their own funds and not as an additional charge to the Portfolios, to affiliated or unaffiliated brokers, dealers or other financial intermediaries, including insurance companies or their affiliates ("Intermediaries"), in connection with the sale, distribution, retention and/or servicing of Class X shares of the Portfolios. For example, the Investment Manager or the Distributor may pay compensation to Intermediaries for the purpose of promoting the sale of Portfolio Class X shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. The additional payments are generally based on current assets but may also be based on other measures as determined from time to time by the Investment Manager or Distributor (e.g. gross sales or number of accounts). The amount of these payments, as determined from time to time by the Investment Manager or the Distributor, may be substantial and may be different for different Intermediaries.

      With respect to Morgan Stanley DW, these payments currently include annual amounts up to 0.15% of the average daily net assets of Class X shares of each Portfolio. Morgan Stanley DW uses these amounts to compensate its Financial Advisors.

      The prospect of receiving, or the receipt of, additional compensation, as described above, by Intermediaries out of the Investment Manager's or Distributor's own funds, may provide Intermediaries and/or their salespersons with an incentive to favor sales of Class X shares of the Portfolios over other investment options with respect to which the Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for Class X shares of a Portfolio or the amount that a Portfolio receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Portfolio Class X shares.

VII. CAPITAL STOCK AND OTHER SECURITIES


      The shareholders of each Portfolio are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Fund's shares of beneficial interest are divided currently into 11 Portfolios. All shares of beneficial interest of the Fund are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne by such Class (if any) or any other matter in which the interests of one Class differ from the interests of any other Class.


      The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional Portfolios and additional Classes of shares within any Portfolio. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus for each Class.

      The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances the shareholders may call a meeting to remove Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting.

      Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

      Shareholders have the right to vote on the election of Trustees of the Fund and on any and all matters on which by law or the provisions of the Fund's By-Laws they may be entitled to vote. To the extent required by law, Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company, which are the only shareholders of the Fund, will vote the shares of the Fund held in each Account established to fund the benefits under either a flexible premium deferred variable annuity Contract or a flexible premium variable life insurance Contract in accordance with instructions from the owners of such Contracts. Shareholders of all Portfolios vote for a single set of Trustees. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.


      On any matters affecting only one Portfolio, only the shareholders of that Portfolio are entitled to vote. On matters relating to all the Portfolios, but affecting the Portfolios differently, separate votes by Portfolio are required. Approval of an Investment Management Agreement and a change in fundamental policies would be regarded as matters requiring separate voting by each Portfolio.


      With respect to the submission to shareholder vote of a matter requiring separate voting by Portfolio, the matter shall have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for the approval of the matter, notwithstanding that:
(1) the matter has not been approved by a majority of the outstanding voting securities of any other Portfolio; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.


VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES

A. PURCHASE/REDEMPTION OF SHARES

      Information concerning how Portfolio shares are offered (and how they are redeemed) is provided in each of the Fund's Class X and Class Y PROSPECTUSES.

B. OFFERING PRICE

      The price of each Portfolio share, called "net asset value," is based on the value of the Portfolio's securities. Net asset value per share of each of Class X and Class Y shares is calculated by dividing the value of the portion of each Portfolio's securities and other assets attributable to each Class, respectively, less the liabilities attributable to each Class, respectively, by the number of shares of the Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

      The MONEY MARKET PORTFOLIO, however, utilizes the amortized cost method in valuing its portfolio securities for purposes of determining the net asset value of its shares. The MONEY MARKET PORTFOLIO utilizes the amortized cost method in valuing its portfolio securities even though the portfolio securities may increase or decrease in market value, generally in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost at the time of purchase adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the MONEY MARKET PORTFOLIO would receive if it sold the investment. During such periods, the yield to investors in the MONEY MARKET PORTFOLIO may differ somewhat from that obtained in a similar company which uses mark-to-market values for all of its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the MONEY MARKET PORTFOLIO would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00.

      The use of the amortized cost method to value the portfolio securities of the MONEY MARKET PORTFOLIO and the maintenance of the per share net asset value of $1.00 is permitted pursuant to Rule 2a-7 of the Investment Company Act (the "Rule") and is conditioned on its compliance with various conditions contained in the Rule including: (a) the Trustees are obligated, as a particular responsibility within the overall duty of care owed to the Portfolio's shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Portfolio's investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share; (b) the procedures include (i) calculation, at such intervals as the Trustees determine are appropriate and as are reasonable in light of current market conditions, of the deviation, if any, between net asset value per share using amortized cost to value portfolio securities and net asset value per share based upon available market quotations with respect to such portfolio securities; (ii) periodic review by the Trustees of the amount of deviation as well as methods used to calculate it; and (iii) maintenance of written records of the procedures, and the Trustees' considerations made pursuant to them and any actions taken upon such consideration; (c) the Trustees should consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two methods of valuation; and (d) the Trustees should take such action as they deem appropriate (such as shortening the average portfolio maturity, realizing gains or losses, withholding dividends or, as provided by the Declaration of Trust, reducing the number of outstanding shares of the MONEY MARKET PORTFOLIO) to eliminate or reduce to the extent reasonably practicable material dilution or other unfair results to investors or existing shareholders which might arise from differences between the two methods of valuation. Any reduction of outstanding shares will be effected by having each shareholder proportionately contribute to the MONEY MARKET PORTFOLIO'S capital the necessary shares that represent the amount of excess upon such determination. Each Contract Owner will be deemed to have agreed to such contribution in these circumstances by allocating investment under his or her Contract to the MONEY MARKET PORTFOLIO.

      Generally, for purposes of the procedures adopted under the Rule, the maturity of a portfolio security is deemed to be the period remaining (calculated from the trade date or such other date on which the MONEY MARKET PORTFOLIO'S interest in the instrument is subject to market action) until the date on which in accordance with the terms of the security the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

      A variable rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. A floating rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

      An "NRSRO" is a nationally recognized statistical rating organization. The term "Requisite NRSROs" means (i) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer, or (ii) if only one NRSRO has issued a rating with respect to such security or issuer at the time a fund purchases or rolls over the security, that NRSRO.

      An Eligible Security is generally defined in the Rule to mean (i) a security with a remaining maturity of 397 calendar days or less that has received a short-term rating (or that has been issued by an issuer that has received a short-term rating with respect to a class of debt obligations, or any debt obligation within that class, that is comparable in priority and security with the security) by the Requisite NRSROs in one of the two highest short-term rating categories (within which there may be sub-categories or gradations indicating relative standing); or (ii) a security: (A) that at the time of issuance had a remaining maturity of more than 397 calendar days but that has a remaining maturity of 397 calendar days or less; and (B) whose issuer has received from the Requisite NRSROs a rating with respect to a class of debt obligations (or any debt obligations within that class) that is now comparable in priority and security with the security, in one of the two highest short-term rating categories (within which there may be subcategories or gradations indicating relative standing); or (iii) an unrated security that is of comparable quality to a security meeting the requirements of (i) or (ii) above, as determined by the Trustees. The MONEY MARKET PORTFOLIO will limit its investments to securities that meet the requirements for Eligible Securities including the required ratings by S&P or Moody's.

      As permitted by the Rule, the Board has delegated to the Fund's Investment Manager, subject to the Board's oversight pursuant to guidelines and procedures adopted by the Board, the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.

      Also, as required by the Rule, the MONEY MARKET PORTFOLIO will limit its investments in securities, other than Government securities, so that, at the time of purchase: (a) except as further limited in (b) below with regard to certain securities, no more than 5% of its total assets will be invested in the securities of any one issuer; and (b) with respect to Eligible Securities that have received a rating in less than the highest category by any one of the NRSROs whose ratings are used to qualify the security as an Eligible Security, or that have been determined to be of comparable quality: (i) no more than 5% in the aggregate of the Portfolio's total assets in all such securities, and (ii) no more than the greater of 1% of total assets, or $1 million, in the securities on any one issuer.

      The presence of a line of credit or other credit facility offered by a bank or other financial institution which guarantees the payment obligation of the issuer, in the event of a default in the payment of principal or interest of an obligation, may be taken into account in determining whether an investment is an Eligible Security, provided that the guarantee itself is an Eligible Security.

      The Rule further requires that the MONEY MARKET PORTFOLIO limit its investments to U.S. dollar-denominated instruments which the Trustees determine present minimal credit risks and which are Eligible Securities. The Rule also requires the Portfolio to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Portfolio will invest its available cash in such a manner as to reduce such maturity to 90 days or less a soon as is reasonably practicable.

      If the Trustees determine that it is no longer in the best interests of the MONEY MARKET PORTFOLIO and its shareholders to maintain a stable price of $1 per share or if the Trustees believe that maintaining such price no longer reflects a market-based net asset value per share, the board has the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Fund will notify shareholders of the Portfolio of any such change.


      In the calculation of the Portfolio's net asset value (other than for the MONEY MARKET PORTFOLIO): (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Portfolio's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.

      Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they will be valued at amortized cost using their value on the

61st day unless the Trustees determine such does not reflect the securities' market value, in which case the securities will be valued at their fair value as determined by the Trustees.


      Certain of the Portfolios' securities (other than securities of the MONEY MARKET PORTFOLIO) may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.


      Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


      Generally, trading in foreign securities, as well as corporate bonds, U.S.government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Portfolios' shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of a Portfolio's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE PORTFOLIOS AND SHAREHOLDERS

      Each of the Portfolios is treated as a separate entity for federal tax purposes. Each of the Portfolios intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, each of the Portfolios will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders. Each of the Portfolios generally intends to distribute sufficient income and gains so that each of the Portfolios will not pay corporate income tax on its earnings.

      Section 817(h) of the Internal Revenue Code provides that the investments of a separate account underlying a variable insurance contract (or the investments of a mutual fund, the shares of which are owned by the variable separate account) must be "adequately diversified" in order for the contract to be treated as an annuity or life insurance for tax purposes. The Treasury Department has issued regulations prescribing these diversification requirements. Each Portfolio intends to comply with these requirements.

      Information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance Contracts is contained in the accompanying prospectus for the applicable Contract.


X. UNDERWRITERS

      The Portfolios' shares are offered on a continuous basis. The Distributor, as the principal underwriter of shares, has certain obligations under the Distribution Agreement concerning the distribution of the Shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. PERFORMANCE DATA

      The current yield of the Class X and Class Y shares of the MONEY MARKET PORTFOLIO for the seven days ending December 31, 2003 was 0.53% and 0.27%, respectively, and the effective annualized yield for the seven days ending December 31, 2003 was 0.53% and 0.27%, respectively, assuming daily compounding.

      For the 30-day period ended December 31, 2003, the Class X yield for the FLEXIBLE INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO was 4.08% and 2.06%, respectively. For the 30-day period ended December 31, 2003, the Class Y yield for the FLEXIBLE INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO was 3.83% and 1.81%, respectively.

      The average annual total returns of the Class X and Class Y shares of each Portfolio for the one and five year periods ended December 31, 2003 and/or for the period from the date of commencement of the Portfolio's operations or from the date the shares of the Class were first offered through December 31, 2003, if shorter or longer than any of the foregoing (Class X shares of each Portfolio commenced operations on 11/09/94, except for the Capital Opportunities Portfolio which commenced operations on 01/21/97; Class Y shares of each Portfolio were first offered on 7/24/00), were as follows:



                                                                                                   AVERAGE ANNUAL
                                                                                                  TOTAL RETURN FOR
                                                                                                     PERIOD FROM
                                                                             AVERAGE ANNUAL        COMMENCEMENT OF
                                                       TOTAL RETURN FOR     TOTAL RETURN FOR         OPERATIONS
CLASS X SHARES                                         FISCAL YEAR ENDED    FIVE YEARS ENDED           THROUGH
NAME OF PORTFOLIO                                      DECEMBER 31, 2003    DECEMBER 31, 2003     DECEMBER 31, 2003
-----------------                                      -----------------    -----------------     -----------------
The Money Market Portfolio                                    0.65%                3.31%                 4.24%
The Flexible Income Portfolio                                13.54%                2.05%                 4.35%
The Balanced Growth Portfolio                                19.84%                3.40%                 9.21%
The Utilities Portfolio                                      20.47%                 .15%                 8.88%
The Dividend Growth Portfolio                                27.73%                 .98%                11.76%
The Value-Added Market Portfolio                             37.14%                7.28%                12.72%
The Growth Portfolio                                         26.90%                -.94%                 7.10%
The American Opportunities Portfolio                         20.57%                -.13%                11.52%
The Capital Opportunities Portfolio                          41.64%               -6.77%                -2.11%
The Global Equity Portfolio                                  34.71%                3.06%                 6.89%
The Developing Growth Portfolio                              41.40%                2.82%                10.42%



                                                                                              AVERAGE ANNUAL TOTAL
                                                                                          RETURN FOR PERIOD FROM FIRST
                                                              TOTAL RETURN FOR FISCAL      OFFERING OF CLASS Y SHARES
CLASS Y SHARES                                                      YEAR ENDED                       THROUGH
NAME OF PORTFOLIO                                                DECEMBER 31, 2003              DECEMBER 31, 2003
-----------------                                             -----------------------     ----------------------------
The Money Market Portfolio                                              0.40%                         2.23%
The Flexible Income Portfolio                                          13.15%                         3.34%
The Balanced Growth Portfolio                                          19.51%                         4.86%
The Utilities Portfolio                                                20.20%                       -11.48%
The Dividend Growth Portfolio                                          27.48%                         3.14%
The Value-Added Market Portfolio                                       36.87%                         6.52%
The Growth Portfolio                                                   26.58%                       -12.77%
The American Opportunities Portfolio                                   20.25%                       -12.49%
The Capital Opportunities Portfolio                                    41.39%                       -28.40%
The Global Equity Portfolio                                            34.33%                        -5.05%
The Developing Growth Portfolio                                        41.17%                       -11.50%



      The total returns of the Class X and Class Y shares of each Portfolio for the one and five year periods ended December 31, 2003 and/or for the period from the date of commencement of the Portfolio's operations or from the date the shares of the Class were first offered through December 31, 2003, if shorter or longer than any of the foregoing (Class X shares of each Portfolio commenced operations on 11/09/94, except for the Capital Opportunities Portfolio which commenced operations on

01/21/97; Class Y shares of each Portfolio were first offered on 7/24/00), were as follows:



                                                                                                  TOTAL RETURN FOR
                                                                                                     PERIOD FROM
                                                                                                   COMMENCEMENT OF
                                                       TOTAL RETURN FOR     TOTAL RETURN FOR         OPERATIONS
CLASS X SHARES                                         FISCAL YEAR ENDED    FIVE YEARS ENDED           THROUGH
NAME OF PORTFOLIO                                      DECEMBER 31, 2003    DECEMBER 31, 2003     DECEMBER 31, 2003
-----------------                                      -----------------    -----------------     -----------------
The Money Market Portfolio                                    0.65%               17.66%                46.23%
The Flexible Income Portfolio                                13.54%               10.70%                47.54%
The Balanced Growth Portfolio                                19.84%               18.20%               123.71%
The Utilities Portfolio                                      20.47%                0.74%               117.70%
The Dividend Growth Portfolio                                27.73%                4.99%               176.44%
The Value-Added Market Portfolio                             37.14%               42.08%               198.76%
The Growth Portfolio                                         26.90%               -4.64%                87.26%
The American Opportunities Portfolio                         20.57%               -0.66%               170.86%
The Capital Opportunities Portfolio                          41.64%              -29.57%               -13.78%
The Global Equity Portfolio                                  34.71%               16.27%                83.81%
The Developing Growth Portfolio                              41.40%               14.91%               147.39%



                                                                                   TOTAL RETURN FOR
                                                                                      PERIOD FROM
                                                                                   FIRST OFFERING OF
                                                              TOTAL RETURN FOR       CLASS Y SHARES
CLASS Y SHARES                                                FISCAL YEAR ENDED         THROUGH
NAME OF PORTFOLIO                                             DECEMBER 31, 2003    DECEMBER 31, 2003
-----------------                                             -----------------    -----------------
The Money Market Portfolio                                           0.40%                7.88%
The Flexible Income Portfolio                                       13.15%               11.95%
The Balanced Growth Portfolio                                       19.51%               17.72%
The Utilities Portfolio                                             20.20%              -34.22%
The Dividend Growth Portfolio                                       27.48%               11.20%
The Value-Added Market Portfolio                                    36.87%               24.22%
The Growth Portfolio                                                26.58%              -37.47%
The American Opportunities Portfolio                                20.25%              -36.77%
The Capital Opportunities Portfolio                                 41.39%              -68.27%
The Global Equity Portfolio                                         34.33%              -16.32%
The Developing Growth Portfolio                                     41.17%              -34.28%

XII. FINANCIAL STATEMENTS

      EXPERTS. The financial statements of the Fund for the fiscal year ended December 31, 2003 included in this Statement of Additional Information and incorporated by reference in each of the Class X and Class Y Prospectuses have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.


                                      *****

      This STATEMENT OF ADDITIONAL INFORMATION and each of the Class X and Class Y PROSPECTUSES do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the SEC.

Money Market

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2003

                                                                   ANNUALIZED
 PRINCIPAL                                                           YIELD
 AMOUNT IN                                                         ON DATE OF          MATURITY
 THOUSANDS                                                          PURCHASE             DATE                VALUE
----------------------------------------------------------------------------------------------------------------------
              COMMERCIAL PAPER (77.9%)
              BANKING (1.3%)
$     1,700   Citicorp                                                1.09%            01/29/04         $    1,698,559
                                                                                                        --------------
              FINANCE - AUTOMOTIVE (6.7%)
      6,500   DaimlerChrysler Revolving Auto Conduit                  1.10       01/15/04 - 01/21/04         6,496,777
      2,200   New Center Asset Trust                                  1.09             02/04/04              2,197,735
                                                                                                        --------------
                                                                                                             8,694,512
                                                                                                        --------------
              FINANCE - CONSUMER (4.9%)
      4,519   Old Line Funding Corp. - 144A*                       1.08 - 1.10   01/13/04 - 01/15/04         4,517,207
      1,900   Sheffield Receivables Corp. - 144A*                     1.09             01/05/04              1,899,770
                                                                                                        --------------
                                                                                                             6,416,977
                                                                                                        --------------
              FINANCIAL CONGLOMERATES (19.5%)
      5,000   Asset Securitization Co-op Corp. - 144A*             1.08 - 1.09   01/06/04 - 02/09/04         4,997,670
      6,200   Falcon Asset Securitization - 144A*                  1.08 - 1.10   01/02/04 - 01/27/04         6,197,606
      6,100   General Electric Capital Corp.                       1.11 - 1.12   01/07/04 - 06/07/04         6,083,556
      6,275   Mortgage Interest Networking Trust                   1.08 - 1.09   01/13/04 - 02/20/04         6,268,039
      2,030   Yorktown Capital, LLC - 144A*                           1.08             01/09/04              2,029,513
                                                                                                        --------------
                                                                                                            25,576,384
                                                                                                        --------------
              FINANCE - CORPORATE (4.8%)
      6,300   CAFCO LLC - 144A*                                    1.08 - 1.09   01/07/04 - 02/10/04         6,295,316
                                                                                                        --------------
              INTERNATIONAL BANKS (38.0%)
      2,600   ABN Amro N.A. Finance, Inc.                             1.08             01/14/04              2,598,986
      6,400   ANZ (Delaware) Inc.                                  1.07 - 1.10   01/12/04 - 02/19/04         6,394,676
      3,400   Barclays U.S. Funding Corp.                             1.08       01/08/04 - 01/12/04         3,399,070
      1,000   CBA (Delaware) Finance Inc.                             1.10             02/17/04                998,564
      5,850   Danske Corp.                                         1.08 - 1.10   02/13/04 - 03/08/04         5,840,802
      3,350   Dexia (Delaware) LLC                                 1.08 - 1.09         01/21/04              3,347,980
      4,400   ING (U.S.) Funding LLC                               1.07 - 1.08   01/02/04 - 01/20/04         4,398,446
      2,580   Lloyds TSB Bank PLC                                     1.10             03/09/04              2,574,639
      5,850   Royal Bank of Scotland PLC                              1.08       01/22/04 - 02/03/04         5,845,507
      4,200   Societe Generale N.A. Inc.                           1.08 - 1.09         02/05/04              4,195,584
      3,100   UBS Finance (Delaware) LLC                              1.16             04/30/04              3,088,117
      7,000   Westpac Capital Corp.                                   1.07       01/05/04 - 01/08/04         6,998,992
                                                                                                        --------------
                                                                                                            49,681,363
                                                                                                        --------------
              INVESTMENT BANKS/BROKERS (2.7%)
      3,600   Goldman Sachs Group, Inc. (The)                         1.11       02/25/04 - 03/01/04         3,593,587
                                                                                                        --------------
              TOTAL COMMERCIAL PAPER
                (COST $101,956,698)                                                                        101,956,698
                                                                                                        --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                   ANNUALIZED
 PRINCIPAL                                                           YIELD
 AMOUNT IN                                                         ON DATE OF          MATURITY
 THOUSANDS                                                          PURCHASE             DATE                VALUE
----------------------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT AGENCIES (19.4%)
$     8,300   Federal Home Loan Banks                              1.03 - 1.10%  01/09/04 - 04/05/04    $    8,286,560
      7,250   Federal National Mortgage Assoc.                     1.08 - 1.09   01/14/04 - 04/07/04         7,238,020
      9,968   Freddie Mac                                          1.05 - 1.12   02/26/04 - 05/24/04         9,936,760
                                                                                                        --------------
              TOTAL U.S. GOVERNMENT AGENCIES
                (COST $25,461,340)                                                                          25,461,340
                                                                                                        --------------
              BANKER'S ACCEPTANCE (2.7%)
      3,475   JP Morgan Chase Bank
                (COST $3,467,708)                                  1.10 - 1.15   01/12/04 - 04/13/04         3,467,708
                                                                                                        --------------
              TOTAL INVESTMENTS
                (COST $130,885,746) (a)                                                 100.0%             130,885,746
              OTHER ASSETS IN EXCESS OF LIABILITIES                                       0.0                   27,221
                                                                                        -----           --------------
              NET ASSETS                                                                100.0%          $  130,912,967
                                                                                        =====           ==============

----------
   *   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
   (a) COST IS THE SAME FOR FEDERAL INCOME TAX PURPOSES.

                        SEE NOTES TO FINANCIAL STATEMENTS

Flexible Income

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2003

 PRINCIPAL
 AMOUNT IN                                                           COUPON            MATURITY
 THOUSANDS                                                            RATE               DATE               VALUE
----------------------------------------------------------------------------------------------------------------------
              GOVERNMENT & CORPORATE BONDS (93.3%)
              FOREIGN (26.6%)
              ARGENTINA (0.1%)
              GOVERNMENT OBLIGATION
$       169   Republic of Argentina (c)                                  6.00%         03/31/23         $       83,464
                                                                                                        --------------
              AUSTRALIA (0.3%)
              OTHER METALS/MINERALS
         70   Murrin Murrin Holdings Property Ltd. (c)                  9.375          08/31/07                      7
                                                                                                        --------------
              PROPERTY/CASUALTY INSURANCE (0.3%)
        200   Mantis Reef Ltd. - 144A*                                  4.692          11/14/08                201,257
                                                                                                        --------------
              TOTAL AUSTRALIA                                                                                  201,264
                                                                                                        --------------
              AUSTRIA (2.1%)
              GOVERNMENT OBLIGATION
EUR   1,200   Austrian Government Bond                                   3.40          10/20/04              1,524,061
                                                                                                        --------------
              BELGIUM (0.2%)
              CABLE/SATELLITE TV
$       220   Telenet Group Holding N.V. - 144A*                        11.50++        06/15/14                139,700
                                                                                                        --------------
              BERMUDA (0.0%)
              PERSONNEL SERVICES
EUR      20   Adecco Financial Services                                  6.00          03/15/06                 26,471
                                                                                                        --------------
              BRAZIL (3.3%)
              GOVERNMENT OBLIGATION
$       308   Federal Republic of Brazil                                 8.00          04/15/14                303,780
        570   Federal Republic of Brazil                                8.875          04/15/24                556,463
        600   Federal Republic of Brazil                                11.00          08/17/40                663,000
        230   Federal Republic of Brazil                                11.25          07/26/07                270,250
        180   Federal Republic of Brazil                                12.25          03/06/30                225,000
        310   Federal Republic of Brazil                                14.50          10/15/09                406,875
                                                                                                        --------------
              TOTAL BRAZIL                                                                                   2,425,368
                                                                                                        --------------
              BULGARIA (0.2%)
              GOVERNMENT OBLIGATION
        130   Federal Republic of Bulgaria                               8.25          01/15/15                153,979
                                                                                                        --------------
              CANADA (2.0%)
              AEROSPACE & DEFENSE (0.0%)
EUR     100   Bombardier Capital                                        6.125          05/14/07                 13,065
                                                                                                        --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                           COUPON            MATURITY
 THOUSANDS                                                            RATE               DATE               VALUE
----------------------------------------------------------------------------------------------------------------------
              ALTERNATIVE POWER GENERATION (0.1%)
$        45   Calpine Canada Energy Finance Corp.                        8.50%         05/01/08         $       36,113
                                                                                                        --------------
              CONTAINERS/PACKAGING (0.1%)
         65   Norampac, Inc.                                             6.75          06/01/13                 68,088
                                                                                                        --------------
              FOREST PRODUCTS (0.3%)
        175   Tembec Industries Inc.                                     8.50          02/01/11                182,000
         40   Tembec Industries Inc.                                     7.75          03/15/12                 40,000
                                                                                                        --------------
                                                                                                               222,000
                                                                                                        --------------
              GOVERNMENT OBLIGATION (0.6%)
CAD     575   Canada Government Bond                                     5.50          06/01/09                474,585
                                                                                                        --------------
              MOVIES/ENTERTAINMENT (0.2%)
$       134   Alliance Atlantis Communications, Inc.                    13.00          12/15/09                153,430
                                                                                                        --------------
              OIL & GAS PRODUCTION (0.1%)
         30   Nexen Inc.                                                 5.05          11/20/13                 29,647
         40   Petro-Canada                                               5.35          07/15/33                 35,906
                                                                                                        --------------
                                                                                                                65,553
                                                                                                        --------------
              OTHER METALS/MENERALS (0.1%)
         65   Inco Ltd.                                                  7.20          09/15/32                 71,281
                                                                                                        --------------
              PUBLISHING: NEWSPAPERS (0.3%)
        192   Hollinger Participation Trust - 144A*                    12.125+         11/15/10                228,402
                                                                                                        --------------
              PULP & PAPER (0.2%)
        155   Abitibi - Consolidated Inc.                                6.00          06/20/13                149,023
                                                                                                        --------------
              SPECIALTY TELECOMMUNICATIONS (0.0%)
        200   Worldwide Fiber Inc. (a) (c)                              12.00          08/01/09                     20
                                                                                                        --------------
              TOTAL CANADA                                                                                   1,481,560
                                                                                                        --------------
              CHILE (0.3%)
              OIL & GAS PRODUCTION
        180   Empresa Nacional de Petroleo                               6.75          11/15/12                199,190
                                                                                                        --------------
              COLUMBIA (0.2%)
              GOVERNMENT OBLIGATIONS
        125   Republic of Columbia                                       9.75          04/09/11                141,812
                                                                                                        --------------
              DENMARK (0.1%)
              GOVERNMENT OBLIGATION
DKK     400   Kingdom of Denmark                                         5.00          08/15/05                 70,020
                                                                                                        --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                           COUPON            MATURITY
 THOUSANDS                                                            RATE               DATE               VALUE
----------------------------------------------------------------------------------------------------------------------
              DOMINICAN REPUBLIC (0.1%)
              GOVERNMENT OBLIGATION
$        90   Dominican (Republic of)                                    9.04%         01/23/13         $       68,781
                                                                                                        --------------
              ECUADOR (0.6%)
              GOVERNMENT OBLIGATION
        580   Republic of Ecuador                                        7.00          08/15/30                450,313
                                                                                                        --------------
              FRANCE (1.7%)
              CHEMICALS - SPECIALTY (0.2%)
        140   Rhodia SA - 144A*                                         8.875          06/01/11                129,500
                                                                                                        --------------
              GOVERNMENT OBLIGATIONS (1.1%)
EUR     225   France (Republic of)                                       5.00          07/12/05                293,923
        350   France (Republic of)                                       6.50          04/25/11                509,003
                                                                                                        --------------
                                                                                                               802,926
                                                                                                        --------------
              MEDIA CONGLOMERATES (0.2%)
$       160   Vivendi Universal - 144A*                                  9.25          04/15/10                190,400
                                                                                                        --------------
              TELECOMMUNICATIONS (0.1%)
EUR      25   France Telecom                                             7.00          12/23/09                 35,666
         15   France Telecom                                            8.125          01/28/33                 24,330
                                                                                                        --------------
                                                                                                                59,996
                                                                                                        --------------
              WATER UTILITIES (0.1%)
         20   Gie Suez Alliance                                          5.50          02/20/09                 26,690
         20   Veolia Environnement                                      5.875          06/27/08                 26,956
                                                                                                        --------------
                                                                                                                53,646
                                                                                                        --------------
              TOTAL FRANCE                                                                                   1,236,468
                                                                                                        --------------
              GERMANY (2.5%)
              GOVERNMENT OBLIGATIONS
        610   Germany (Federal Republic of)                             7.375          01/03/05                806,287
        725   Germany (Federal Republic of)                              6.25          01/04/24              1,076,759
                                                                                                        --------------
              TOTAL GERMANY                                                                                  1,883,046
                                                                                                        --------------
              IRELAND (0.3%)
              INVESTMENT MANAGERS
$       175   JSG Funding PLC                                           9.625          10/01/12                196,875
                                                                                                        --------------
              IVORY COAST (0.0%)
              GOVERNMENT OBLIGATIONS
         90   Ivory Coast (c)                                            2.00          03/29/18                 14,948
                                                                                                        --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                           COUPON            MATURITY
 THOUSANDS                                                            RATE               DATE               VALUE
----------------------------------------------------------------------------------------------------------------------
              JAPAN (2.6%)
              GOVERNMENT OBLIGATIONS
JPY 171,000   Japan (Government of)                                      0.10%         04/20/05         $    1,593,783
     15,000   Japan (Government of)                                      0.10          12/20/05                139,640
     23,500   Japan (Government of)                                      0.80          03/20/13                209,699
                                                                                                        --------------
              TOTAL JAPAN                                                                                    1,943,122
                                                                                                        --------------
              KYRGYZSTAN (0.1%)
              INDUSTRIAL CONGLOMERATES (0.1%)
EUR      10   Hutchison Whampoa Finance                                 5.875          07/08/13                 12,830
$        35   Hutchinson Whampoa International Ltd. - 144A*              6.50          02/13/13                 36,528
                                                                                                        --------------
                                                                                                                49,358
                                                                                                        --------------
              TOBACCO (0.0%)
EUR      15   Altria Finance (CI) Ltd.                                  5.625          06/24/08                 19,432
                                                                                                        --------------
              TOTAL KYRGYZSTAN                                                                                  68,790
                                                                                                        --------------
              LUXEMBOURG (0.3%)
              CHEMICALS/SPECIALTY (0.0%)
         20   Sygenta Lux Finance                                        5.50          07/10/06                 26,558
                                                                                                        --------------
              INDUSTRIAL CONGLOMERATES (0.2%)
         10   Tyco International Group S.A.                             6.125          04/04/07                 13,245
$       140   Tyco International Group S.A.                              6.75          02/15/11                153,650
                                                                                                        --------------
                                                                                                               166,895
                                                                                                        --------------
              TELECOMMUNICATIONS (0.1%)
         30   Telecom Italia Capital SpA - 144A*                         4.00          11/15/08                 30,230
                                                                                                        --------------
              TOTAL LUXEMBOURG                                                                                 223,683
                                                                                                        --------------
              MALAYSIA (0.2%)
              GOVERNMENT OBLIGATION
        140   Malaysia                                                   7.50          07/15/11                165,964
                                                                                                        --------------
              MAURITIUS ISLAND (0.2%)
              PULP/PAPER
        560   TJIWI Kimia Mauritius (c)                                 10.00          08/01/04                182,000
                                                                                                        --------------
              MEXICO (2.5%)
              GOVERNMENT OBLIGATIONS (2.4%)
        195   United Mexican States Corp.                               8.375          01/14/11                232,050
      1,090   United Mexican States Corp.                              11.375          09/15/16              1,547,800
                                                                                                        --------------
                                                                                                             1,779,850
                                                                                                        --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                           COUPON            MATURITY
 THOUSANDS                                                            RATE               DATE               VALUE
----------------------------------------------------------------------------------------------------------------------
              TELECOMMUNCIATION EQUIPMENT (0.1%)
$       195   Satelites Mexicanos SA (a) (c)                           10.125%         11/01/04         $       88,725
                                                                                                        --------------
              TOTAL MEXICO                                                                                   1,868,575
                                                                                                        --------------
              NETHERLANDS (0.3%)
              ELECTRIC UTILITIES (0.0%)
EUR      20   RWE Finance BV                                             5.50          10/26/07                 26,822
                                                                                                        --------------
              MULTI-LINE INSURANCE (0.1%)
         15   Allianz Fanance II BV                                     6.125          05/31/22                 20,166
         25   Munich Re Finance BV                                       6.75          06/21/23                 34,976
                                                                                                        --------------
                                                                                                                55,142
                                                                                                        --------------
              PUBLISHING: BOOKS/MAGAZINES (0.0%)
         20   VNU N.V.                                                  6.625          05/30/07                 27,464
                                                                                                        --------------
              TELECOMMUNICATIONS (0.2%)
         20   Deutsche Telekom International Finance Corp.               7.50          05/29/07                 28,177
$        50   Deutsche Telekom International Finance Corp.               8.75          06/15/30                 64,100
EUR      25   Olivetti Finance N.V.                                     5.875          01/24/08                 33,611
         15   TPSA Eurofinance BV                                       6.625          03/01/06                 20,085
                                                                                                        --------------
                                                                                                               145,973
                                                                                                        --------------
              TOTAL NETHERLANDS                                                                                255,401
                                                                                                        --------------
              PANAMA (0.1%)
              GOVERNMENT OBLIGATION
$        80   Republic of Panama                                        9.375          04/01/29                 90,400
                                                                                                        --------------
              PERU (0.4%)
              GOVERNMENT OBLIGATIONS
        100   Republic of Peru                                           8.75          11/21/33                100,500
        180   Republic of Peru                                          9.875          02/06/15                209,700
                                                                                                        --------------
              TOTAL PERU                                                                                       310,200
                                                                                                        --------------
              PHILIPPINES (0.2%)
              GOVERNMENT OBLIGATIONS
        142   Republic of Philippines                                   9.375          01/18/17                153,715
                                                                                                        --------------
              QATAR (0.1%)
              GAS DISTRIBUTORS
         55   Ras Laffan Liquid Natural Gas Co. - 144A*                 8.294          03/15/14                 64,625
                                                                                                        --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                           COUPON            MATURITY
 THOUSANDS                                                            RATE               DATE               VALUE
----------------------------------------------------------------------------------------------------------------------
              RUSSIA (3.1%)
              GOVERNMENT OBLIGATION
$     1,290   Federal Republic of Russia                                 5.00%         03/31/30         $    1,240,013
        170   Federal Republic of Russia                                 8.25          03/31/10                190,444
        301   Federal Republic of Russia                                11.00          07/24/18                408,028
        270   Federal Republic of Russia                                12.75          06/24/28                432,189
                                                                                                        --------------
              TOTAL RUSSIA                                                                                   2,270,674
                                                                                                        --------------
              SOUTH AFRICA (0.2%)
              GOVERNMENT OBLIGATION
        150   Republic of South Africa                                   8.50          06/23/17                179,625
                                                                                                        --------------
              SWEDEN (0.3%)
              GOVERNMENT OBLIGATION
SEK   1,325   Swedish Government Bond                                    5.00          01/15/04                184,233
                                                                                                        --------------
              TUNISIA (0.0%)
              REGIONAL BANKS
$        30   Banque Centrale de Tunisie                                7.375          04/25/12                 33,825
                                                                                                        --------------
              TURKEY (0.4%)
              GOVERNMENT OBLIGATIONS
        120   Republic of Turkey                                        11.50          01/23/12                153,300
         50   Republic of Turkey                                        11.75          06/15/10                 63,500
         60   Republic of Turkey                                       12.375          06/15/09                 77,100
                                                                                                        --------------
              TOTAL TURKEY                                                                                     293,900
                                                                                                        --------------
              UNITED KINGDOM (1.1%)
              ADVERTISING/MARKETING SERVICES (0.1%)
EUR      30   WPP Group PLC                                              6.00          06/18/08                 40,600
                                                                                                        --------------
              CHEMICALS: SPECIALTY (0.2%)
$       125   Avecia Group PLC                                          11.00          07/01/09                113,125
                                                                                                        --------------
              ELECTRIC UTILITIES (0.0%)
EUR      20   National Grid Transco                                      5.00          07/02/18                 24,085
                                                                                                        --------------
              ELECTRONIC EQUIPMENT/INSTRUMENTS (0.1%)
$        85   Xerox Capital Europe PLC                                  5.875          05/15/04                 86,275
                                                                                                        --------------
              GOVERNMENT OBLIGATION (0.7%)
GBP     275   U.K. Treasury                                              5.00          06/07/04                493,670
                                                                                                        --------------
              LIFE/HEALTH INSURANCE (0.0%)
EUR      20   SL Finance PLC                                            6.375          07/12/22                 27,099
                                                                                                        --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                           COUPON            MATURITY
 THOUSANDS                                                            RATE               DATE               VALUE
----------------------------------------------------------------------------------------------------------------------
              TOBACCO (0.0%)
EUR      20   BAT International Finance PLC                             4.875%         02/25/09         $       25,583
                                                                                                        --------------
              TOTAL UNITED KINGDOM                                                                             810,437
                                                                                                        --------------
              VENEZUELA (0.5%)
              GOVERNMENT OBLIGATIONS
$       120   Republic of Venezuela                                      9.25          09/15/27                109,800
        220   Republic of Venezuela                                     10.75          09/19/13                235,176
                                                                                                        --------------
                                                                                                               344,976
                                                                                                        --------------
              TOTAL FOREIGN
                (COST $18,298,647)                                                                          19,741,465
                                                                                                        --------------
              UNITED STATES (66.7%)

              CORPORATE BONDS (36.6%)
              ADVERTISING/MARKETING SERVICES (0.5%)
        239   Advanstar Communications - 144A*                           8.68          08/15/08                252,567
        145   Interep National Radio Sales, Inc. (Series B)             10.00          07/01/08                129,050
                                                                                                        --------------
                                                                                                               381,617
                                                                                                        --------------
              AEROSPACE & DEFENSE (0.3%)
         30   Goodrich Corp.                                            7.625          12/15/12                 34,718
         35   Lockheed Martin Corp.                                      8.50          12/01/29                 46,003
         40   Raytheon Co.                                               8.30          03/01/10                 48,056
         95   Systems 2001 Asset Trust - 144A*                          6.664          09/15/13                105,109
                                                                                                        --------------
                                                                                                               233,886
                                                                                                        --------------
              AIRLINES (0.1%)
         65   Continental Airlines, Inc.                                6.648          09/15/17                 63,558
         30   Southwest Airlines Co.                                    5.496          11/01/06                 31,995
                                                                                                        --------------
                                                                                                                95,553
                                                                                                        --------------
              ALTERNATIVE POWER GENERATION (0.2%)
        120   Calpine Corp.                                              8.50          02/15/11                 95,550
         30   Calpine Corp. - 144A*                                      8.50          07/15/10                 29,400
                                                                                                        --------------
                                                                                                               124,950
                                                                                                        --------------
              APPAREL/FOOTWEAR (0.1%)
         60   Oxford Industries Inc. - 144A*                            8.875          06/01/11                 65,925
                                                                                                        --------------
              APPAREL/FOOTWEAR RETAIL (0.2%)
        190   Payless Shoesource Inc.                                    8.25          08/01/13                183,825
                                                                                                        --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                           COUPON            MATURITY
 THOUSANDS                                                            RATE               DATE               VALUE
----------------------------------------------------------------------------------------------------------------------
              AUTO PARTS: O.E.M. (0.9%)
$       250   Intermet Corp.                                             9.75%         06/15/09         $      257,500
        175   Lear Corp. (Series B)                                      8.11          05/15/09                206,719
        165   TRW Automotive, Inc.                                      9.375          02/15/13                189,338
                                                                                                        --------------
                                                                                                               653,557
                                                                                                        --------------
              BROADCASTING (0.7%)
EUR      25   Clear Channel Communications, Inc.                         6.50          07/07/05                 32,872
$        30   Clear Channel Communications, Inc.                         7.65          09/15/10                 35,173
         80   Granite Broadcasting Corp. - 144A*                         9.75          12/01/10                 80,200
        135   Nextmedia Operating, Inc.                                 10.75          07/01/11                153,900
         50   Nextstar Finance Inc. - 144A*                              7.00          01/15/14                 50,500
         60   Salem Communications Holdings Corp. (Series A)             7.75          12/15/10                 62,850
        110   Salem Communications Holdings Corp. (Series B)             9.00          07/01/11                120,175
                                                                                                        --------------
                                                                                                               535,670
                                                                                                        --------------
              BUILDING PRODUCTS (0.4%)
         45   Brand Services Inc.                                       12.00          10/15/12                 52,256
         25   Nortek, Inc.                                               9.25          03/15/07                 25,813
        290   Nortek Holdings, Inc. - 144A*                             10.00++        05/15/11                210,975
                                                                                                        --------------
                                                                                                               289,044
                                                                                                        --------------
              CABLE/SATELLITE TV (2.3%)
         38   Avalon Cable LLC                                         11.875          12/01/08                 40,081
        135   Charter Communications Holdings LLC                       10.75          10/01/09                124,537
        245   Charter Communications Holdings/Charter Capital           11.75++        05/15/11                165,375
         10   Comcast Cable Communications Inc.                          6.75          01/30/11                 11,148
        115   Comcast Corp.                                              6.50          01/15/15                125,076
         15   CSC Holdings Inc.                                          7.25          07/15/08                 15,675
        130   CSC Holdings Inc. (Series B)                              8.125          07/15/09                140,400
         55   CSC Holdings Inc.                                         9.875          02/15/13                 57,750
         25   CSC Holdings Inc.                                         10.50          05/15/16                 28,750
        160   Directv Holdings/Finance                                  8.375          03/15/13                186,400
         42   Echostar DBS Corp.                                        9.125          01/15/09                 47,197
        150   Echostar DBS Corp.                                        9.375          02/01/09                157,687
        210   Echostar DBS Corp. - 144A*                                6.375          10/01/11                216,300
        160   Knology, Inc. - 144A* (d)                                 12.00+         11/30/09                160,536
         80   Lodgenet Entertainment Corp.                               9.50          06/15/13                 88,000
         25   Pegasus Communications Corp. (Series B)                    9.75          12/01/06                 22,687
         25   Pegagus Communications Corp. (Series B)                   12.50          08/01/07                 23,750
         20   Pegasus Satellite Communications Corp.                    13.50++        03/01/07                 17,025
         25   Pegasus Satellite Communications Corp.                   12.375          08/01/06                 23,656
         60   Renaissance Media Group LLC                               10.00          04/15/08                 62,325
                                                                                                        --------------
                                                                                                             1,714,355
                                                                                                        --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                           COUPON            MATURITY
 THOUSANDS                                                            RATE               DATE               VALUE
----------------------------------------------------------------------------------------------------------------------
              CASINO/GAMING (1.2%)
$       840   Aladdin Gaming Holdings/Capital Corp. LLC
                (Series B) (c)                                          13.50%         03/01/10         $        8,400
        115   Harrah's Operating Co., Inc.                              7.875          12/15/05                125,350
         50   Harrah's Operating Co., Inc.                               8.00          02/01/11                 58,815
        140   MGM Mirage Inc.                                            6.00          10/01/09                144,550
        190   Park Place Entertainment                                  8.875          09/15/08                215,650
        299   Resort At Summerlin LP/Ras Co. (Series B) (a) (c)         13.00          12/15/07                      0
         70   Station Casinos, Inc.                                     8.375          02/15/08                 75,337
        140   Station Casinos, Inc.                                     9.875          07/01/10                154,700
         85   Venetian Casino/LV Sands                                  11.00          06/15/10                 99,025
                                                                                                        --------------
                                                                                                               881,827
                                                                                                        --------------
              CELLULAR TELEPHONE (0.3%)
         95   Dobson Communications Corp.                              10.875          07/01/10                104,025
         90   Qwest Corp.                                               6.625          09/15/05                 93,825
                                                                                                        --------------
                                                                                                               197,850
                                                                                                        --------------
              CHEMICALS: MAJOR DIVERSIFIED (0.6%)
        161   Equistar Chemical Funding                                10.125          09/01/08                177,100
         35   Equistar Chemical Funding                                10.625          05/01/11                 38,850
         55   Huntsman Advanced Materials Corp. - 144A*                 11.00          07/15/10                 61,050
        160   Huntsman ICI Chemicals                                   10.125          07/01/09                165,600
         35   ICI Wilmington Inc.                                       4.375          12/01/08                 34,907
                                                                                                        --------------
                                                                                                               477,507
                                                                                                        --------------
              CHEMICALS: SPECIALTY (1.3%)
         50   FMC Corp.                                                 10.25          11/01/09                 58,750
         60   ISP Chemco                                                10.25          07/01/11                 67,800
        135   ISP Holdings Inc. (Series B)                             10.625          12/15/09                149,175
         40   Koppers Industry Inc. - 144A*                             9.875          10/15/13                 44,300
         20   Kraton Polymers/LLC Capital - 144A*                       8.125          01/15/14                 20,900
        175   Millennium America, Inc.                                   7.00          11/15/06                180,250
         65   Millennium America, Inc.                                   9.25          06/15/08                 71,175
        150   Nalco Co. - 144A*                                          7.75          11/15/11                161,250
        100   Rockwood Specialties Corp. - 144A*                       10.625          05/15/11                112,000
         60   Westlake Chemical Corp. - 144A*                            8.75          07/15/11                 66,000
                                                                                                        --------------
                                                                                                               931,600
                                                                                                        --------------
              COMMERCIAL PRINTING/FORMS (0.0%)
        300   Premier Graphics Inc. (a) (c)                             11.50          12/01/05                      0
                                                                                                        --------------
              COMPUTER COMMUNICATIONS (0.3%)
        160   Avaya, Inc.                                              11.125          04/01/09                188,000
                                                                                                        --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                           COUPON            MATURITY
 THOUSANDS                                                            RATE               DATE               VALUE
----------------------------------------------------------------------------------------------------------------------
              CONSUMER/BUSINESS SERVICES (0.3%)
$       125   Muzak LLC/Muzak Finance Corp.                             9.875%         03/15/09         $      121,406
         90   Muzak LLC/Muzak Finance Corp.                             10.00          02/15/09                 96,300
                                                                                                        --------------
                                                                                                               217,706
                                                                                                        --------------
              CONTAINERS/PACKAGING (0.9%)
        160   Graphic Packaging International - 144A*                    9.50          08/15/13                177,600
         45   Owens-Brockway Glass Containers Corp.                      7.75          05/15/11                 48,544
        240   Owens-Brockway Glass Containers Corp.                      8.75          11/15/12                268,500
         40   Pliant Corp. (Issued 08/29/00)                            13.00          06/01/10                 36,800
         70   Pliant Corp. (Issued 04/10/02)                            13.00          06/01/10                 64,400
         35   Sealed Air Corp - 144A*                                   5.625          07/15/13                 35,881
                                                                                                        --------------
                                                                                                               631,725
                                                                                                        --------------
              DEPARTMENT STORES (0.5%)
         25   Federated Department Stores, Inc.                          6.90          04/01/29                 27,097
         25   Federated Department Stores, Inc.                          7.00          02/15/28                 27,400
         25   May Department Stores Co., Inc.                            6.70          09/15/28                 25,915
         50   May Department Stores Co., Inc.                            6.90          01/15/32                 54,025
         15   May Department Stores Co., Inc.                           7.875          03/01/30                 17,993
         10   Penney (J.C.) Co., Inc.                                   6.875          10/15/15                 10,562
         15   Penney (J.C.) Co., Inc.                                    7.60          04/01/07                 16,631
         60   Penney (J.C.) Co., Inc.                                    7.95          04/01/17                 68,475
         50   Penney (J.C.) Co., Inc.                                    8.00          03/01/10                 57,562
         40   Penney (J.C.) Co., Inc.                                    9.00          08/01/12                 48,050
                                                                                                        --------------
                                                                                                               353,710
                                                                                                        --------------
              DRUGSTORE CHAINS (0.1%)
         15   CVS Corp. - 144A*                                         6.204          10/10/25                 15,581
         70   Rite Aid Corp.                                             7.70          02/15/27                 64,400
                                                                                                        --------------
                                                                                                                79,981
                                                                                                        --------------
              ELECTRIC UTILITIES (2.0%)
         11   AES Corp. (The)                                           8.875          02/15/11                 12,045
        140   AES Corp. (The) - 144A*                                    9.00          05/15/15                158,900
         16   AES Corp. (The)                                           9.375          09/15/10                 17,820
         60   Allegheny Energy, Inc.                                     7.75          08/01/05                 60,825
         45   Carolina Power & Light Co.                                5.125          09/15/13                 45,649
         15   Cincinnati Gas & Electric Co. (Series A)                   5.40          06/15/33                 13,572
         40   Cincinnati Gas & Electric Co. (Series B)                  5.375          06/15/33                 36,057
         65   CMS Energy Corp.                                           7.50          01/15/09                 67,275
         75   CMS Energy Corp.                                           8.50          04/15/11                 81,375
         55   Columbus Southern Power                                    6.60          03/01/33                 59,141
         25   Constellation Energy Group, Inc.                           7.60          04/01/32                 29,353

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                           COUPON            MATURITY
 THOUSANDS                                                            RATE               DATE               VALUE
----------------------------------------------------------------------------------------------------------------------
$        10   Detroit Edison Co.                                         6.35%         10/15/32         $       10,643
         30   Duke Energy Corp.                                          4.50          04/01/10                 30,644
         20   Entergy Gulf States, Inc. - 144A*                          3.60          06/01/08                 19,298
         35   Exelon Corp.                                               6.75          05/01/11                 39,161
         10   FirstEnergy Corp. (Series B)                               6.45          11/15/11                 10,384
         30   IPALCO Enterprises, Inc.                                  8.625          11/14/11                 33,675
        135   Monongahela Power Co.                                      5.00          10/01/06                138,037
        115   MSW Energy Holdings/Finance - 144A*                       7.375          09/01/10                120,750
         25   MSW Energy Holdings/Finance - 144A*                        8.50          09/01/10                 27,375
        115   Nevada Power Co. - 144A*                                   9.00          08/15/13                127,794
         65   PG&E Corp. - 144A*                                        6.875          07/15/08                 70,687
         10   PSEG Energy Holdings Inc.                                  7.75          04/16/07                 10,662
        100   PSEG Energy Holdings Inc.                                 8.625          02/15/08                109,625
         25   Public Service Electric & Gas Co.                          5.00          01/01/13                 25,261
         20   South Carolina Electric & Gas Co.                          5.30          05/15/33                 18,562
         40   TNP Enterprises, Inc.                                     10.25          04/01/10                 43,800
         25   TXU Energy Co.                                             7.00          03/15/13                 27,707
         15   Wisconsin Electric Power Co.                              5.625          05/15/33                 14,618
                                                                                                        --------------
                                                                                                             1,460,695
                                                                                                        --------------
              ELECTRICAL PRODUCTS (0.2%)
         35   Cooper Industries Inc.                                     5.25          07/01/07                 37,451
         90   Rayovac Corp.                                              8.50          10/01/13                 95,850
                                                                                                        --------------
                                                                                                               133,301
                                                                                                        --------------
              ELECTRONIC DISTRIBUTORS (0.2%)
        165   BRL Universal Equipment Corp.                             8.875          02/15/08                177,787
        400   CHS Electronics, Inc. (a) (c)                             9.875          04/15/05                  3,500
                                                                                                        --------------
                                                                                                               181,287
                                                                                                        --------------
              ELECTRONIC EQUIPMENT/INSTRUMENTS (0.3%)
        155   High Voltage Engineering, Inc. (c)                        10.75          08/15/04                 39,525
        140   Xerox Corp.                                               7.125          06/15/10                150,500
                                                                                                        --------------
                                                                                                               190,025
                                                                                                        --------------
              ENGINEERING & CONSTRUCTION (0.2%)
        120   ABB Finance Inc.                                           6.75          06/03/04                115,236
         55   Encompass Services Corp. (a) (c)                          10.50          05/01/09                      0
                                                                                                        --------------
                                                                                                               115,236
                                                                                                        --------------
              ENVIRONMENTAL SERVICES (0.3%)
         75   Allied Waste North America, Inc. (Series B)               8.875          04/01/08                 84,375
        115   Allied Waste North America, Inc. (Series B)               10.00          08/01/09                124,775
         45   Waste Management, Inc.                                    6.875          05/15/09                 50,357
                                                                                                        --------------
                                                                                                               259,507
                                                                                                        --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                           COUPON            MATURITY
 THOUSANDS                                                            RATE               DATE               VALUE
----------------------------------------------------------------------------------------------------------------------
              FINANCE/RENTAL/LEASING (1.1%)
$        30   American General Finance                                  4.625%         09/01/10         $       30,420
         35   CIT Group Inc.                                            2.875          09/29/06                 35,116
         80   Countrywide Home Loans, Inc.                               3.25          05/21/08                 78,762
         85   Ford Motor Credit Co.                                      7.25          10/25/11                 92,326
        100   Ford Motor Credit Co.                                     7.375          10/28/09                109,947
         25   Household Finance Corp.                                   4.125          12/15/08                 25,247
         15   Household Finance Corp.                                   5.875          02/01/09                 16,307
         15   Household Finance Corp.                                   6.375          10/15/11                 16,543
         35   Household Finance Corp.                                    6.40          06/17/08                 38,843
EUR      25   Household Finance Corp.                                    6.50          05/05/09                 34,884
$        35   Household Finance Corp.                                    6.75          05/15/11                 39,459
         15   International Lease Finance Corp.                          2.95          05/23/06                 15,127
         30   International Lease Finance Corp.                          3.75          08/01/07                 30,621
         70   MBNA Corp.                                                6.125          03/01/13                 75,296
         45   SLM Corp.                                                  5.00          10/01/13                 44,799
        120   United Rentals NA Inc. - 144A*                             7.75          11/15/13                123,150
                                                                                                        --------------
                                                                                                               806,847
                                                                                                        --------------
              FINANCIAL CONGLOMERATES (1.4%)
         15   Boeing Capital Corp.                                       5.75          02/15/07                 16,212
         10   Boeing Capital Corp.                                       5.80          01/15/13                 10,506
         35   Boeing Capital Corp.                                       6.10          03/01/11                 37,831
         55   Chase Manhattan Corp.                                      6.00          02/15/09                 60,276
         10   Chase Manhattan Corp.                                      7.00          11/15/09                 11,540
         40   Citicorp.                                                  6.75          08/15/05                 43,164
         20   Citigroup Inc.                                             5.75          05/10/06                 21,536
         35   Citigroup Inc.                                             6.00          02/21/12                 38,308
         50   Citigroup Inc.                                            6.625          06/15/32                 54,345
         20   General Electric Capital Corp.                             4.25          12/01/10                 19,931
         85   General Electric Capital Corp.                             6.75          03/15/32                 94,418
         25   General Motors Acceptance Corp.                            4.50          07/15/06                 25,734
         70   General Motors Acceptance Corp.                           6.875          09/15/11                 75,512
        110   General Motors Acceptance Corp.                            8.00          11/01/31                123,895
         65   John Hancock Financial Services, Inc.                     5.625          12/01/08                 70,289
        100   Prudential Holdings, LLC (Series C) - 144A*               8.695          12/18/23                123,801
        175   Prudential Holdings, LLC (Series B) (FSA) - 144A*         7.245          12/18/23                197,734
                                                                                                        --------------
                                                                                                             1,025,032
                                                                                                        --------------
              FOOD RETAIL (0.5%)
         25   Albertson's Inc.                                           7.45          08/01/29                 27,359
         45   CA FM Lease Trust - 144A*                                  8.50          07/15/17                 50,755
         35   Couche-Tard US/Finance - 144A*                             7.50          12/15/13                 36,837

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                           COUPON            MATURITY
 THOUSANDS                                                            RATE               DATE               VALUE
----------------------------------------------------------------------------------------------------------------------
$       200   Delhaize America, Inc.                                    8.125%         04/15/11         $      231,000
         15   Kroger Co.                                                 7.50          04/01/31                 17,338
                                                                                                        --------------
                                                                                                               363,289
                                                                                                        --------------
              FOOD: MAJOR DIVERSIFIED (0.1%)
         25   General Mills Inc.                                        3.875          11/30/07                 25,339
         30   Kraft Foods Inc.                                           5.25          06/01/07                 31,942
         30   Kraft Foods Inc.                                           6.25          06/01/12                 32,750
                                                                                                        --------------
                                                                                                                90,031
                                                                                                        --------------
              FOOD: MEAT/FISH/DAIRY (1.0%)
         95   Michael Foods Inc. (Series B) - 144A*                      8.00          11/15/13                 99,512
         65   National Beef Packing/NB Finance - 144A*                  10.50          08/01/11                 67,275
        220   Pilgrim's Pride Corp.                                     9.625          09/15/11                243,100
         60   PPC Escrow Corp. - 144A*                                   9.25          11/15/13                 62,400
        135   Smithfield Foods Inc.                                     7.625          02/15/08                137,025
         25   Smithfield Foods Inc.                                      7.75          05/15/13                 26,125
        130   Smithfield Foods Inc. (Series B)                           8.00          10/15/09                137,800
                                                                                                        --------------
                                                                                                               773,237
                                                                                                        --------------
              FOREST PRODUCTS (0.3%)
         15   Louisiana Pacific Corp.                                   8.875          08/15/10                 17,775
         60   Louisiana Pacific Corp.                                  10.875          11/15/08                 71,700
         30   Weyerhaeuser Co.                                          6.125          03/15/07                 32,538
         95   Weyerhaeuser Co.                                           6.75          03/15/12                103,804
                                                                                                        --------------
                                                                                                               225,817
                                                                                                        --------------
              GAS DISTRIBUTORS (0.4%)
         35   Consolidated Natural Gas Co.                               6.25          11/01/11                 38,723
         10   Consolidated Natural Gas Co. (Series A)                    5.00          03/01/14                  9,958
        130   Dynegy Holdings, Inc.                                     6.875          04/01/11                120,412
        130   Dynegy Holdings, Inc. - 144A*                             9.875          07/15/10                146,900
                                                                                                        --------------
                                                                                                               315,993
                                                                                                        --------------
              HOME BUILDING (0.6%)
         20   Centex Corp.                                              7.875          02/01/11                 23,548
         45   Meritage Corp.                                             9.75          06/01/11                 50,512
         35   Pulte Homes, Inc.                                         6.375          05/15/33                 34,180
        120   Schuler Homes, Inc.                                       9.375          07/15/09                135,600
         35   Tech Olympic USA, Inc. (Issued 11/27/02)                   9.00          07/01/10                 37,800
         60   Tech Olympic USA, Inc. (Issued 02/03/03)                   9.00          07/01/10                 64,800
         80   Tech Olympic USA, Inc.                                   10.375          07/01/12                 90,000
                                                                                                        --------------
                                                                                                               436,440
                                                                                                        --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                           COUPON            MATURITY
 THOUSANDS                                                            RATE               DATE               VALUE
----------------------------------------------------------------------------------------------------------------------
              HOME FURNISHINGS (0.2%)
$        40   Mohawk Industries Inc.                                     7.20%         04/15/12         $       45,507
         30   Simmons Corp. - 144A*                                     7.875          01/15/14                 30,300
         85   Tempur-Pedic/Tempur Products - 144A*                      10.25          08/15/10                 95,200
                                                                                                        --------------
                                                                                                               171,007
                                                                                                        --------------
              HOME IMPROVEMENT CHAINS (0.0%)
         30   Lowe's Companies, Inc.                                     6.50          03/15/29                 32,562
                                                                                                        --------------
              HOSPITAL/NURSING MANAGEMENT (0.7%)
        100   HCA, Inc.                                                 7.875          02/01/11                114,208
        115   HCA, Inc.                                                  8.75          09/01/10                137,112
         10   Manor Care, Inc.                                           7.50          06/15/06                 10,900
         35   Manor Care, Inc.                                           8.00          03/01/08                 39,725
         15   Tenet Healthcare Corp.                                     6.50          06/01/12                 14,456
         45   Tenet Healthcare Corp.                                    6.875          11/15/31                 40,500
        125   Tenet Healthcare Corp.                                    7.375          02/01/13                126,250
                                                                                                        --------------
                                                                                                               483,151
                                                                                                        --------------
              HOTELS/RESORTS/CRUISELINES (0.8%)
         70   Hilton Hotels Corp.                                       7.625          12/01/12                 79,013
         75   Hilton Hotels Corp.                                        7.95          04/15/07                 83,531
        130   Horseshoe Gaming Holding Corp. (Series B)                 8.625          05/15/09                137,963
         45   Hyatt Equities LLC - 144A*                                6.875          06/15/07                 48,381
         50   Marriott International, Inc. (Series E)                    7.00          01/15/08                 55,754
         20   Starwood Hotels & Resorts Worldwide Inc.                  7.375          05/01/07                 21,700
        150   Starwood Hotels & Resorts Worldwide Inc.                  7.875          05/01/12                169,500
                                                                                                        --------------
                                                                                                               595,842
                                                                                                        --------------
              INDUSTRIAL CONGLOMERATES (0.1%)
         45   Honeywell International, Inc.                             6.125          11/01/11                 49,560
                                                                                                        --------------
              INDUSTRIAL MACHINERY (0.1%)
         35   Flowserve Corp.                                           12.25          08/15/10                 40,775
                                                                                                        --------------
              INDUSTRIAL SPECIALTIES (0.8%)
        115   Cabot Safety Corp.                                        12.50          07/15/05                117,875
        165   Johnsondiversy, Inc.                                      9.625          05/15/12                184,800
        121   Tekni-Plex Inc. (Series B)                                12.75          06/15/10                132,495
         50   Tekni-Plex Inc. - 144A*                                    8.75          11/15/13                 52,375
        115   UCAR Finance, Inc.                                        10.25          02/15/12                132,825
                                                                                                        --------------
                                                                                                               620,370
                                                                                                        --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                           COUPON            MATURITY
 THOUSANDS                                                            RATE               DATE               VALUE
----------------------------------------------------------------------------------------------------------------------
              INFORMATION TECHNOLOGY SERVICES (0.1%)
$        30   Electronic Data Systems Corp.                              6.00%         08/01/13         $       29,543
         25   Electronic Data Systems Corp.                             7.125          10/15/09                 26,726
                                                                                                        --------------
                                                                                                                56,269
                                                                                                        --------------
              INTEGRATED OIL (0.2%)
         30   Amerada Hess Corp.                                         6.65          08/15/11                 32,561
         55   Amerada Hess Corp.                                        7.875          10/01/29                 60,520
         70   Conoco Inc.                                                6.95          04/15/29                 79,634
                                                                                                        --------------
                                                                                                               172,715
                                                                                                        --------------
              INTERNET SOFTWARE/SERVICES (0.0%)
        188   Exodus Communications, Inc. (a) (c)                      11.625          07/15/10                      0
                                                                                                        --------------
              INVESTMENT BANKS/BROKERS (0.2%)
EUR      20   Goldman Sachs Group Inc.                                   6.50          10/06/10                 28,136
$        55   Goldman Sachs Group Inc.                                   6.60          01/15/12                 61,561
         60   Goldman Sachs Group Inc.                                  6.875          01/15/11                 68,233
                                                                                                        --------------
                                                                                                               157,930
                                                                                                        --------------
              MAJOR BANKS (0.3%)
         20   Bank of New York Co., Inc.                                 5.20          07/01/07                 21,443
         25   Bank One Corp.                                             6.00          02/17/09                 27,417
         70   FleetBoston Financial Corp.                                7.25          09/15/05                 76,150
         70   Wachovia Corp.                                             4.95          11/01/06                 74,369
                                                                                                        --------------
                                                                                                               199,379
                                                                                                        --------------
              MANAGED HEALTH CARE (0.2%)
         95   Aetna, Inc.                                               7.875          03/01/11                112,465
         20   Cigna Corp.                                                7.00          01/15/11                 22,398
         30   Wellpoint Health Network, Inc.                            6.375          06/15/06                 32,728
                                                                                                        --------------
                                                                                                               167,591
                                                                                                        --------------
              MEDIA CONGLOMERATES (0.2%)
         55   AOL Time Warner Inc.                                      6.125          04/15/06                 59,247
         50   AOL Time Warner Inc.                                      7.625          04/15/31                 57,904
         30   Time Warner, Inc.                                         6.625          05/15/29                 30,945
                                                                                                        --------------
                                                                                                               148,096
                                                                                                        --------------
              MEDICAL DISTRIBUTORS (0.3%)
        185   AmerisourceBergen Corp.                                   8.125          09/01/08                209,513
                                                                                                        --------------
              MEDICAL/NURSING SERVICES (0.3%)
         25   Fresenius Medical Care Capital Trust II (Units)++         7.875          02/01/08                 26,813
        181   Fresenius Medical Care Capital Trust                      7.875          06/15/11                196,385
                                                                                                        --------------
                                                                                                               223,198
                                                                                                        --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                           COUPON            MATURITY
 THOUSANDS                                                            RATE               DATE               VALUE
----------------------------------------------------------------------------------------------------------------------
              MEDICAL SPECIALTIES (0.0%)
$        25   National Nephrology Assoc. - 144A*                         9.00%         11/01/11         $       26,313
                                                                                                        --------------
              METAL FABRICATIONS (0.3%)
         60   General Cable Corp. - 144A*                                9.50          11/15/10                 64,500
        170   Trimas Corp.                                              9.875          06/15/12                178,075
                                                                                                        --------------
                                                                                                               242,575
                                                                                                        --------------
              MISCELLANEOUS COMMERCIAL SERVICES (0.3%)
         90   Iron Mountain Inc.                                         7.75          01/15/15                 94,725
        140   Iron Mountain Inc.                                        8.625          04/01/13                151,900
                                                                                                        --------------
                                                                                                               246,625
                                                                                                        --------------
              MISCELLANEOUS MANUFACTURING (0.4%)
        120   Amsted Industries Inc. - 144A*                            10.25          10/15/11                133,200
        160   Jacuzzi Brands Inc. - 144A*                               9.625          07/01/10                176,800
                                                                                                        --------------
                                                                                                               310,000
                                                                                                        --------------
              MOTOR VEHICLES (0.4%)
         90   DaimlerChrysler North American Holdings Co.                7.30          01/15/12                100,364
         45   DaimlerChrysler North American Holdings Co.                7.20          09/01/09                 50,314
         75   Ford Motor Co.                                             7.45          07/16/31                 76,011
EUR      35   General Motors Corp.                                      8.375          07/05/33                 51,656
                                                                                                        --------------
                                                                                                               278,345
                                                                                                        --------------
              MULTI-LINE INSURANCE (0.5%)
$        85   AIG Sun America Global Financial VI - 144A*                6.30          05/10/11                 94,201
         45   AIG Sun America Global Financial - 144A*                   6.90          03/15/32                 51,448
        100   Farmers Exchange Capital - 144A*                           7.05          07/15/28                 93,860
         45   Hartford Financial Services Group, Inc.                   2.375          06/01/06                 44,801
          5   Hartford Financial Services Group, Inc.                    7.90          06/15/10                  5,926
        100   Nationwide Mutual Insurance Co. - 144A*                    7.50          02/15/24                102,848
                                                                                                        --------------
                                                                                                               393,084
                                                                                                        --------------
              OIL & GAS PIPELINES (0.9%)
        180   El Paso Production Holdings - 144A*                        7.75          06/01/13                178,200
         25   GulfTerra Energy Partners, L.P.                            8.50          06/01/10                 28,500
         87   GulfTerra Energy Partners, L.P.                          10.625          12/01/12                108,315
         25   Northwest Pipeline Corp.                                  8.125          03/01/10                 27,875
         40   Southern Natural Gas                                      8.875          03/15/10                 45,200
         20   Texas Eastern Transmission, L.P.                           7.00          07/15/32                 22,200
         35   Transcontinental Gas Pipe Line Corp. (Series B)           8.875          07/15/12                 41,563
        220   Williams Companies, Inc. (The)                            7.875          09/01/21                233,200
                                                                                                        --------------
                                                                                                               685,053
                                                                                                        --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                           COUPON            MATURITY
 THOUSANDS                                                            RATE               DATE               VALUE
----------------------------------------------------------------------------------------------------------------------
              OIL & GAS PRODUCTION (1.1%)
$       160   Chesepeake Energy Corp.                                    7.50%         09/15/13         $      174,000
        135   Hillcorp Energy/Finance - 144A*                           10.50          09/01/10                148,500
         65   Kerr-McGee Corp.                                          7.875          09/15/31                 74,055
         65   Magnum Hunter Resources, Inc.                              9.60          03/15/12                 74,100
        100   Pemex Project Funding Master Trust - 144A*                 2.95          10/15/09                102,250
        225   Vintage Petroleum, Inc.                                   7.875          05/15/11                238,500
                                                                                                        --------------
                                                                                                               811,405
                                                                                                        --------------
              OIL REFINING/MARKETING (0.6%)
         65   CITGO Petroleum Corp.                                    11.375          02/01/11                 75,725
        170   Husky Oil Ltd.                                             8.90          08/15/28                197,200
         30   Marathon Oil Corp.                                        5.375          06/01/07                 32,132
         40   Marathon Oil Corp.                                         6.80          03/15/32                 42,978
         55   Tesoro Petroleum Corp.                                     9.00          07/01/08                 57,338
         65   Tesoro Petroleum Corp.                                    9.625          04/01/12                 71,500
                                                                                                        --------------
                                                                                                               476,873
                                                                                                        --------------
              OILFIELD SERVICES/EQUIPMENT (0.3%)
         20   Hanover Compress Co.                                      8.625          12/15/10                 20,900
        100   Hanover Equipment Trust 2001 A (Series A)                  8.50          09/01/08                106,500
         60   Hanover Equipment Trust 2001 B (Series B)                  8.75          09/01/11                 63,900
                                                                                                        --------------
                                                                                                               191,300
                                                                                                        --------------
              OTHER CONSUMER SERVICES (0.1%)
         40   Cendant Corp.                                             7.375          01/15/13                 45,945
                                                                                                        --------------
              OTHER TRANSPORTATION (0.3%)
        165   Laidlaw International Inc. - 144A*                        10.75          06/15/11                187,275
                                                                                                        --------------
              PHARMACEUTICALS: MAJOR (0.0%)
         25   Schering-Plough Corp.                                      5.30          12/01/13                 25,495
                                                                                                        --------------
              PUBLISHING: BOOKS/MAGAZINES (0.8%)
        185   Dex Media Inc. - 144A*                                     9.00++        11/15/13                131,350
        100   Dex Media East/Finance                                   12.125          11/15/12                123,500
         95   Dex Media West/Finance - 144A*                            9.875          08/15/13                110,913
         45   PEI Holdings, Inc.                                        11.00          03/15/10                 52,425
        175   PRIMEDIA, Inc.                                            8.875          05/15/11                185,500
                                                                                                        --------------
                                                                                                               603,688
                                                                                                        --------------
              PUBLISHING: NEWSPAPERS (0.1%)
         55   News America Holdings, Inc.                                7.75          02/01/24                 64,654
         30   News America Holdings, Inc.                               8.875          04/26/23                 38,558
                                                                                                        --------------
                                                                                                               103,212
                                                                                                        --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                           COUPON            MATURITY
 THOUSANDS                                                            RATE               DATE               VALUE
----------------------------------------------------------------------------------------------------------------------
              PULP & PAPER (0.4%)
$       225   Georgia-Pacific Corp.                                     8.875%         02/01/10         $      257,625
         30   International Paper Co.                                    4.25          01/15/09                 30,157
         30   MeadWestVaco Corp.                                         6.85          04/01/12                 33,052
                                                                                                        --------------
                                                                                                               320,834
                                                                                                        --------------
              RAILROADS (0.1%)
         30   Union Pacific Corp.                                       3.625          06/01/10                 28,781
         30   Union Pacific Corp.                                        6.79          11/09/07                 33,544
                                                                                                        --------------
                                                                                                                62,325
                                                                                                        --------------
              REAL ESTATE DEVELOPMENT (0.6%)
        120   CB Richard Ellis Services, Inc.                           11.25          06/15/11                136,200
         70   CBRE Escrow Inc. - 144A*                                   9.75          05/15/10                 78,050
         45   LNR Property Corp. - 144A*                                 7.25          10/15/13                 46,013
        180   LNR Property Corp.                                        7.625          07/15/13                190,350
                                                                                                        --------------
                                                                                                               450,613
                                                                                                        --------------
              REAL ESTATE INVESTMENT TRUST (0.2%)
        150   HMH Properties, Inc. (Series B)                           7.875          08/01/08                156,750
                                                                                                        --------------
              REGIONAL BANKS (0.2%)
AUD     200   KFW International Inc.                                     6.25          07/15/05                151,595
                                                                                                        --------------
              SAVINGS BANKS (0.1%)
$        35   Washington Mutual Inc.                                     8.25          04/01/10                 42,138
                                                                                                        --------------
              SEMICONDUCTORS (0.1%)
         50   Fairchild Semiconductors Corp.                            10.50          02/01/09                 56,000
                                                                                                        --------------
              SERVICES TO THE HEALTH INDUSTRY (0.4%)
         80   Anthem Insurance - 144A*                                  9.125          04/01/10                100,695
         60   Medco Health Solutions                                     7.25          08/15/13                 65,572
         25   Omnicare, Inc.                                            6.125          06/01/13                 25,188
         75   Omnicare, Inc. (Series B)                                 8.125          03/15/11                 82,313
                                                                                                        --------------
                                                                                                               273,768
                                                                                                        --------------
              SPECIALTY STORES (0.5%)
        130   Autonation, Inc.                                           9.00          08/01/08                149,825
         85   General Nutrition Center - 144A*                           8.50          12/01/10                 87,550
        120   Sonic Automotive Inc.                                     8.625          08/15/13                127,200
         40   Sonic Automotive Inc. - 144A*                             8.625          08/15/13                 42,400
                                                                                                        --------------
                                                                                                               406,975
                                                                                                        --------------
              SPECIALTY TELECOMMUNICATIONS (0.9%)
        235   American Tower Corp. (Conv)                                6.25          10/15/09                237,350
         70   American Tower Corp.                                      9.375          02/01/09                 74,900
         80   Primus Telecommunication Group, Inc. (Series B)           9.875          05/15/08                 83,200

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                           COUPON            MATURITY
 THOUSANDS                                                            RATE               DATE               VALUE
----------------------------------------------------------------------------------------------------------------------
$        90   Qwest Corp.                                               5.625%         11/15/08         $       89,550
        145   Qwest Services Corp. - 144A*                              13.00          12/15/07                171,100
                                                                                                        --------------
                                                                                                               656,100
                                                                                                        --------------
              STEEL (0.2%)
        160   United States Steel Corp.                                  9.75          05/15/10                180,800
                                                                                                        --------------
              TELECOMMUNICATIONS (0.3%)
EUR      20   AT&T Corp.                                                 6.50          11/21/06                 26,993
$        45   AT&T Corp.                                                 8.75          11/15/31                 52,767
        438   Rhythms Netconnections, Inc. (a) (c)                      12.75          04/15/09                      0
        200   Startec Global Communications Corp. (a) (c)               12.00          05/15/08                     20
        140   Verizon Global Funding Corp.                               7.75          12/01/30                165,070
                                                                                                        --------------
                                                                                                               244,850
                                                                                                        --------------
              TOBACCO (0.3%)
        180   Altria Group, Inc.                                         7.00          11/04/13                192,367
         35   Altria Group, Inc.                                         7.75          01/15/27                 37,869
                                                                                                        --------------
                                                                                                               230,236
                                                                                                        --------------
              TRUCKS/CONSTRUCTION/FARM MACHINERY (0.4%)
        190   Manitowoc Inc. (The)                                      10.50          08/01/12                217,313
         60   NMHG Holding Co.                                          10.00          05/15/09                 66,600
                                                                                                        --------------
                                                                                                               283,913
                                                                                                        --------------
              WHOLESALE DISTRIBUTORS (0.4%)
        160   Burhmann US, Inc.                                         12.25          11/01/09                180,000
        110   Fisher Scientific International Inc.                      8.125          05/01/12                118,525
                                                                                                        --------------
                                                                                                               298,525
                                                                                                        --------------
              WIRELESS TELECOMMUNICATIONS (1.1%)
         50   AT&T Wireless -Services Inc.                               8.75          03/01/31                 61,910
      1,800   CellNet Data Systems, Inc. (a) (c)                        14.00          10/01/07                      0
        140   Metropcs Inc. - 144A*                                     10.75          10/01/11                140,000
         15   Nextel Communications Inc.                                7.375          08/01/15                 16,200
        255   Nextel Communications Inc.                                9.375          11/15/09                279,225
        115   Nextel Partners Inc. (Class A)                            11.00          03/15/10                127,650
         85   SBA Communications Corp. - 144A*                           9.75++        12/15/11                 60,350
        110   SBA Communications Corp.                                  10.25          02/01/09                108,625
         31   SBA Communications Corp.                                  12.00          03/01/08                 33,868
                                                                                                        --------------
                                                                                                               827,828
                                                                                                        --------------
              TOTAL CORPORATE BONDS
                (COST $29,166,649)                                                                          27,213,421
                                                                                                        --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                           COUPON            MATURITY
 THOUSANDS                                                            RATE               DATE               VALUE
----------------------------------------------------------------------------------------------------------------------
              MORTGAGE-BACKED SECURITIES (23.9%)
              Federal Home Loan Mortgage Corp. (3.3%)
$       270                                                             5.125%         11/07/13         $      269,472
      1,200                                                              6.00             **                 1,238,578
         42                                                              7.00          06/01/04                 42,738
        842                                                              7.50     11/01/29 - 06/01/32          904,054
                                                                                                        --------------
                                                                                                             2,454,842
                                                                                                        --------------
              Federal National Mortgage Assoc. (20.1%)
        650                                                              4.50             **                   650,813
        950                                                              5.00             **                   969,000
      2,200                                                              5.50             **                 2,246,219
      1,175                                                              6.00             **                 1,214,656
      5,300                                                              6.50             **                 5,543,468
        201                                                              6.50     05/01/31 - 01/01/34          210,340
      1,925                                                              7.00             **                 2,038,695
        452                                                              7.00          06/01/32                478,282
        497                                                              7.50     02/01/31 - 03/01/32          531,119
        972                                                              8.00     04/01/30 - 05/01/31        1,049,099
                                                                                                        --------------
                                                                                                            14,931,691
                                                                                                        --------------
              Government National Mortgage Assoc. (0.5%)
        218                                                              7.50     04/15/26 - 08/15/29          233,647
         86                                                              8.00     02/15/26 - 06/15/26           94,002
                                                                                                        --------------
                                                                                                               327,649
                                                                                                        --------------
              MORTGAGE-BACKED SECURITIES
                (COST $17,546,910)                                                                          17,714,182
                                                                                                        --------------
              U.S. GOVERNMENT OBLIGATIONS (6.2%)
              U.S. Treasury Bonds (4.1%) (b)
        700                                                              0.00          02/15/06                672,888
        345                                                             8.125     08/15/19 - 08/15/21          469,314
      1,315                                                              8.75     05/15/17 - 08/15/20        1,867,708
                                                                                                        --------------
                                                                                                             3,009,910
                                                                                                        --------------
      3,650   U.S. Treasury Strips (2.1%)                                0.00     08/15/17 - 08/15/22        1,562,255
                                                                                                        --------------
              TOTAL U.S. GOVERNMENT OBLIGATIONS
                (COST $4,381,507)                                                                            4,572,165
                                                                                                        --------------
              TOTAL UNITED STATES
                (COST $51,095,066)                                                                          49,499,768
                                                                                                        --------------
              TOTAL GOVERNMENT & CORPORATE BONDS
                (COST $69,393,713)                                                                          69,241,233
                                                                                                        --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                                                                    VALUE
----------------------------------------------------------------------------------------------------------------------
              COMMON STOCKS (e) (0.5%)
              AEROSPACE & DEFENSE (0.0%)
      1,118   Orbital Sciences Corp. (d)                                                                $       13,438
                                                                                                        --------------
              APPAREL/FOOTWEAR RETAIL (0.0%)
     50,166   County Seat Stores Corp. (d)                                                                           0
                                                                                                        --------------
              BROADCASTING (0.2%)
     12,500   Tri-State Outdoor                                                                                150,938
                                                                                                        --------------
              CASINO/GAMING (0.0%)
        787   Fitzgerald Gaming Corp.***                                                                             0
                                                                                                        --------------
              CONSUMER/BUSINESS SERVICES (0.1%)
      3,900   Anacomp, Inc. (Class A) (d)                                                                       87,750
                                                                                                        --------------
              FOOD: SPECIALTY/CANDY (0.0%)
        100   SFAC New Holdings Inc. (d)                                                                             0
         18   SFFB New Holdings Inc. (d)                                                                             0
                                                                                                        --------------
                                                                                                                     0
                                                                                                        --------------
              MEDICAL SPECIALTIES (0.0%)
      1,105   MEDIQ, Inc. (d)                                                                                    4,432
                                                                                                        --------------
              MEDICAL/NURSING SERVICES (0.0%)
     34,888   Raintree Healthcare Corp. (d)                                                                          0
                                                                                                        --------------
              RESTAURANTS (0.0%)
     10,137   Catalina Restaurant Group, Inc. (d)                                                               20,274
                                                                                                        --------------
              SPECIALTY TELECOMMUNICATIONS (0.0%)
      1,171   Birch Telecom Inc (d)                                                                                  0
     16,679   PFB Telecom NV (Series B) (d)                                                                          0
        568   Viatel Holdings Bermuda Ltd. (d)                                                                   1,562
                                                                                                        --------------
                                                                                                                 1,562
                                                                                                        --------------
              TEXTILES (0.0%)
     11,192   U.S. Leather, Inc. (d)                                                                                 0
                                                                                                        --------------
              WIRELESS TELECOMMUNICATIONS (0.2%)
      3,518   Arch Wireless, Inc. (Class A) (d)                                                                 69,656
        825   NII Holdings, Inc. (Class B)                                                                      61,570
      4,516   Vast Solutions, Inc. (Class B1) (d)                                                                    0
      4,516   Vast Solutions, Inc. (Class B2) (d)                                                                    0
      4,516   Vast Solutions, Inc. (Class B3) (d)                                                                    0
                                                                                                        --------------
                                                                                                               131,226
                                                                                                        --------------
              TOTAL COMMON STOCKS
                (COST $3,562,508)                                                                              409,620
                                                                                                        --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                                                                    VALUE
----------------------------------------------------------------------------------------------------------------------
              CONVERTIBLE PREFERRED STOCKS (0.1%)
              CELLULAR TELEPHONE (0.1%)
        210   Dobson Communications Corp. $0.06
                (COST $35,596)                                                                          $       37,828
                                                                                                        --------------
              NON-CONVERTIBLE PREFERRED STOCKS (0.8%)
              BROADCASTING (0.3%)
         21   Paxson Communications Corp.                                                                      194,278
                                                                                                        --------------
              CABLE/SATELLITE TV (0.0%)
      9,953   Knology Holdings, Inc. - 144A* (d) (e)                                                               100
                                                                                                        --------------
              CELLULAR TELEPHONE (0.2%)
        165   Dobson Communications Corp.                                                                      177,788
                                                                                                        --------------
              ELECTRIC UTILITIES (0.3%)
        190   TNP Enterprises, Inc. (Series D)+                                                                206,625
                                                                                                        --------------
              RESTAURANTS (0.0%)
         17   Catalina Restaurant Group, Inc.(Units)++                                                          15,300
                                                                                                        --------------
              TOTAL NON-CONVERTIBLE PREFERRED STOCKS
                (COST $554,327)                                                                                594,091
                                                                                                        --------------

 NUMBER OF                                                                            EXPIRATION
 WARRANTS                                                                                DATE
-----------                                                                           ----------
              WARRANTS (e) (0.0%)
              BROADCASTING (0.0%)
        300   UIH Australia/Pacific Inc.                                               05/15/06                      0
                                                                                                        --------------
              CASINO/GAMING (0.0%)
      9,000   Aladdin Gaming Enterprices, Inc. - 144A*                                 03/01/10                      0
        250   Resort At Summerlin LP - 144A*                                           12/15/07                      0
                                                                                                        --------------
                                                                                                                     0
                                                                                                        --------------
              ELECTRIC UTILITIES (0.0%)
        125   TNP Enterprises, Inc. - 144A*                                            04/01/11                      1
                                                                                                        --------------
              RESTAURANTS (0.0%)
      4,250   Catalina Restaurant Group, Inc. (d)                                      07/10/12                      0
                                                                                                        --------------
              TELECOMMUNICATIONS (0.0%)
        200   Startec Global Communications Corp. - 144A*                              05/15/08                      0
                                                                                                        --------------
              TOTAL WARRANTS
                (COST $7,842)                                                                                        1
                                                                                                        --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                           COUPON            MATURITY
 THOUSANDS                                                            RATE               DATE               VALUE
----------------------------------------------------------------------------------------------------------------------
              SHORT-TERM INVESTMENT (4.1%)
              REPURCHASE AGREEMENT
$     3,060   Joint repurchase agreement account
                (dated 12/31/03; proceeds $3,060,167) (f)
                (COST $3,060,000)                                        0.98%         01/02/04         $    3,060,000
                                                                                                        --------------
              TOTAL INVESTMENTS
                (COST $76,613,986) (g) (h)                                               98.8%              73,342,773
              OTHER ASSETS IN EXCESS OF LIABILITIES                                       1.2                  881,679
                                                                                        -----           --------------
              NET ASSETS                                                                100.0%          $   74,224,452
                                                                                        =====           ==============

----------
   ADR   AMERICAN DEPOSITORY RECEIPT.
   *     RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
   ** SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS WITH AN APPROXIMATE PRINCIPAL AMOUNT AND NO DEFINITE MATURITY DATE; THE ACTUAL PRINCIPAL AMOUNT AND MATURITY DATE WILL BE DETERMINED UPON SETTLEMENT.
   ***   RESALE IS RESTRICTED; ACQUIRED (12/12/98) AT A COST BASIS OF $3,549.
   ^ CONSISTS OF ONE OR MORE CLASS OF SECURITIES TRADED TOGETHER AS A UNIT; BONDS OR PREFERRED STOCK WITH ATTACHED WARRANTS.
   +     PAYMENT-IN-KIND SECURITY.
   ++ CURRENTLY A ZERO COUPON BOND AND WILL PAY INTEREST AT THE RATE SHOWN AT A FUTURE DATE.
   (a)   ISSUER IN BANKRUPTCY.
   (b) SOME OR ALL OF THESE SECURITIES HAVE BEEN PHYSICALLY SEGREGATED IN CONNECTION WITH OPEN FUTURES CONTRACTS.
   (c)   NON-INCOME PRODUCING SECURITY; BOND IN DEFAULT.
   (d)   ACQUIRED THROUGH EXCHANGE OFFER.
   (e)   NON-INCOME PRODUCING SECURITIES.
   (f)   COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
   (g) SECURITIES HAVE BEEN DESIGNATED AS COLLATERAL IN AN AMOUNT EQUAL TO $31,550,472 IN CONNECTION WITH SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS, FORWARD FOREIGN CURRENCY CONTRACTS AND OPEN FUTURES CONTRACTS.
   (h) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $76,980,370. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $4,207,169 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $7,844,766, RESULTING IN NET UNREALIZED DEPRECIATION OF $3,637,597.

BOND INSURANCE:

   FSA   FINANCIAL SECURITY ASSURANCE INC.

                        SEE NOTES TO FINANCIAL STATEMENTS

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2003:

                                                                          UNREALIZED
NUMBER OF                   DESCRIPTION, DELIVERY      UNDERLYING FACE   APPRECIATION/
CONTRACTS   LONG/SHORT         MONTH, AND YEAR         AMOUNT AT VALUE   DEPRECIATION
--------------------------------------------------------------------------------------
   21          Long      U.S. Treasury Note 2 Year,
                         March 2004                    $     4,494,984   $      16,661
    2          Long      U.S. Treasury Note 10 Year,
                         March 2004                            224,531           1,471
    4          Long      U.S. Treasury Bond 30 Year,
                         March 2004                            437,250           1,091
   66          Short     U.S. Treasury Note 5 Year,
                         March 2004                         (7,367,250)        (54,005)
   16          Short     U.S. Treasury Note 10 Year,
                         March 2004                         (1,796,250)         (9,513)
   18          Short     U.S. Treasury Bond 30 Year,
                         March 2004                         (1,967,625)         (7,851)
                                                                         -------------
    Net unrealized depreciation                                          $     (52,146)
                                                                         =============

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DECEMBER 31, 2003:

   CONTRACTS               IN EXCHANGE              DELIVERY               UNREALIZED
  TO DELIVER                  FOR                     DATE                DEPRECIATION
--------------------------------------------------------------------------------------
CAD      85,000            $    64,915              02/20/04               $      (529)
CHF     415,000            $   312,735              01/22/04                   (21,985)
EUR     950,000            $ 1,123,735              01/26/04                   (70,839)
GBP      35,000            $    58,244              01/22/04                    (4,145)
SEK   1,000,000            $   136,398              03/19/04                    (2,032)
                                                                           -----------
   Total unrealized depreciation                                           $   (99,530)
                                                                           ===========


CURRENCY ABBREVIATIONS:

AUD   Australian Dollar.
GBP   British Pound.
CAD   Canadian Dollar.
DKK   Danish Krone.
EUR   Euro.
JPY   Japanese Yen.
SEK   Swedish Krona.
CHF   Swiss Franc.

                        SEE NOTES TO FINANCIAL STATEMENTS

Balanced Growth

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2003

 NUMBER OF
  SHARES                                                                                                    VALUE
----------------------------------------------------------------------------------------------------------------------
              COMMON STOCKS (66.1%)
              ADVERTISING/MARKETING SERVICES (0.5%)
     34,700   Interpublic Group of Companies, Inc. (The)*                                               $      541,320
                                                                                                        --------------
              AEROSPACE & DEFENSE (0.3%)
      9,610   Raytheon Co.                                                                                     288,684
                                                                                                        --------------
              AUTO PARTS: O.E.M. (0.8%)
     10,530   Magna International Inc. (Class A) (Canada)                                                      842,926
                                                                                                        --------------
              BROADCASTING (0.5%)
     11,500   Clear Channel Communications, Inc.                                                               538,545
                                                                                                        --------------
              CHEMICALS: MAJOR DIVERSIFIED (2.7%)
     49,300   Bayer AG (ADR) (Germany)                                                                       1,449,913
     20,250   Dow Chemical Co. (The)                                                                           841,793
     12,230   Du Pont (E.I.) de Nemours & Co.                                                                  561,235
                                                                                                        --------------
                                                                                                             2,852,941
                                                                                                        --------------
              COMPUTER PROCESSING HARDWARE (0.8%)
     36,750   Hewlett-Packard Co.                                                                              844,148
                                                                                                        --------------
              CONTAINERS/PACKAGING (1.1%)
     18,900   Temple-Inland, Inc.                                                                            1,184,463
                                                                                                        --------------
              DATA PROCESSING SERVICES (0.7%)
     17,800   Automatic Data Processing, Inc.                                                                  705,058
                                                                                                        --------------
              DISCOUNT STORES (0.9%)
     17,820   Wal-Mart Stores, Inc.                                                                            945,351
                                                                                                        --------------
              ELECTRIC UTILITIES (2.4%)
     28,200   Edison International*                                                                            618,426
     10,900   Entergy Corp.                                                                                    622,717
     10,870   Exelon Corp.                                                                                     721,333
     15,900   FirstEnergy Corp.                                                                                559,680
                                                                                                        --------------
                                                                                                             2,522,156
                                                                                                        --------------
              FINANCE/RENTAL/LEASING (1.5%)
     16,400   Fannie Mae                                                                                     1,230,984
      7,400   Freddie Mac                                                                                      431,568
                                                                                                        --------------
                                                                                                             1,662,552
                                                                                                        --------------
              FINANCIAL CONGLOMERATES (3.5%)
     32,100   Citigroup Inc.                                                                                 1,558,134
     35,150   J.P. Morgan Chase & Co.                                                                        1,291,060
     22,010   Prudential Financial, Inc.                                                                       919,358
                                                                                                        --------------
                                                                                                             3,768,552
                                                                                                        --------------
              FINANCIAL PUBLISHING/SERVICES (1.1%)
     50,000   Equifax, Inc.                                                                                  1,225,000
                                                                                                        --------------

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                                       77

 NUMBER OF
  SHARES                                                                                                    VALUE
----------------------------------------------------------------------------------------------------------------------
              FOOD: MAJOR DIVERSIFIED (1.6%)
     17,650   Kraft Foods Inc. (Class A)                                                                $      568,683
      9,250   Nestle SA (ADR) (Registered Shares) (Switzerland)                                                575,350
     13,660   PepsiCo, Inc.                                                                                    636,829
                                                                                                        --------------
                                                                                                             1,780,862
                                                                                                        --------------
              FOOD: SPECIALTY/CANDY (0.6%)
     22,300   Cadbury Schweppes PLC (ADR) (United Kingdom)                                                     666,547
                                                                                                        --------------
              HOSPITAL/NURSING MANAGEMENT (1.0%)
     65,100   Tenet Healthcare Corp.*                                                                        1,044,855
                                                                                                        --------------
              HOTELS/RESORTS/CRUISELINES (2.2%)
     69,110   Hilton Hotels Corp.                                                                            1,183,854
     31,600   Starwood Hotels & Resorts Worldwide, Inc.                                                      1,136,652
                                                                                                        --------------
                                                                                                             2,320,506
                                                                                                        --------------
              HOUSEHOLD/PERSONAL CARE (1.2%)
     22,510   Kimberly-Clark Corp.                                                                           1,330,116
                                                                                                        --------------
              INDUSTRIAL CONGLOMERATES (1.6%)
     13,930   Ingersoll-Rand Co. Ltd. (Class A) (Bermuda)                                                      945,568
     12,980   Textron, Inc.                                                                                    740,639
                                                                                                        --------------
                                                                                                             1,686,207
                                                                                                        --------------
              INDUSTRIAL MACHINERY (0.8%)
     14,000   Parker-Hannifin Corp.                                                                            833,000
                                                                                                        --------------
              INFORMATION TECHNOLOGY SERVICES (1.0%)
     11,750   International Business Machines Corp.                                                          1,088,990
                                                                                                        --------------
              INTEGRATED OIL (4.3%)
     40,630   BP PLC (ADR) (United Kingdom)                                                                  2,005,091
     16,070   ConocoPhillips                                                                                 1,053,710
     37,400   Exxon Mobil Corp.                                                                              1,533,400
                                                                                                        --------------
                                                                                                             4,592,201
                                                                                                        --------------
              INVESTMENT BANKS/BROKERS (2.7%)
     13,610   Edwards (A.G.), Inc.                                                                             493,090
     12,700   Lehman Brothers Holdings, Inc.                                                                   980,694
     23,900   Merrill Lynch & Co., Inc.                                                                      1,401,735
                                                                                                        --------------
                                                                                                             2,875,519
                                                                                                        --------------
              LIFE/HEALTH INSURANCE (0.6%)
     19,590   MetLife, Inc.                                                                                    659,595
                                                                                                        --------------
              MAJOR BANKS (3.4%)
     10,580   Bank of America Corp.                                                                            850,949
     21,300   Bank One Corp.                                                                                   971,067
     20,820   PNC Financial Services Group                                                                   1,139,479
     14,600   Wachovia Corp.                                                                                   680,214
                                                                                                        --------------
                                                                                                             3,641,709
                                                                                                        --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                                                                    VALUE
----------------------------------------------------------------------------------------------------------------------
              MAJOR TELECOMMUNICATIONS (1.6%)
     33,730   Sprint Corp. (FON Group)                                                                  $      553,847
     33,880   Verizon Communications Inc.                                                                    1,188,510
                                                                                                        --------------
                                                                                                             1,742,357
                                                                                                        --------------
              MANAGED HEALTH CARE (0.7%)
     13,300   CIGNA Corp.                                                                                      764,750
                                                                                                        --------------
              MEDIA CONGLOMERATES (3.5%)
     64,770   Disney (Walt) Co. (The)                                                                        1,511,084
    125,150   AOL Time Warner Inc.*                                                                          2,251,449
                                                                                                        --------------
                                                                                                             3,762,533
                                                                                                        --------------
              MEDICAL SPECIALTIES (0.9%)
     18,210   Bausch & Lomb, Inc.                                                                              945,099
                                                                                                        --------------
              MOTOR VEHICLES (0.9%)
     44,000   Honda Motor Co., Ltd. (ADR) (Japan)                                                              990,000
                                                                                                        --------------
              MULTI-LINE INSURANCE (1.3%)
     23,560   Hartford Financial Services Group, Inc. (The) (Note 4)                                         1,390,747
                                                                                                        --------------
              OIL & GAS PRODUCTION (0.7%)
     15,370   EOG Resources, Inc.                                                                              709,633
                                                                                                        --------------
              OIL REFINING/MARKETING (0.7%)
     15,380   Valero Energy Corp.                                                                              712,709
                                                                                                        --------------
              OILFIELD SERVICES/EQUIPMENT (1.7%)
     33,200   Schlumberger Ltd.                                                                              1,816,704
                                                                                                        --------------
              OTHER METALS/MINERALS (1.3%)
     17,780   Phelps Dodge Corp.*                                                                            1,352,880
                                                                                                        --------------
              PACKAGED SOFTWARE (1.1%)
     43,720   Microsoft Corp.                                                                                1,204,049
                                                                                                        --------------
              PHARMACEUTICALS: MAJOR (5.9%)
     14,500   AstraZeneca PLC (ADR) (United Kingdom)                                                           701,510
    121,370   Bristol-Myers Squibb Co.                                                                       3,471,182
     12,330   Roche Holdings Ltd. (ADR) (Switzerland)                                                        1,236,083
     54,370   Schering-Plough Corp.                                                                            945,494
                                                                                                        --------------
                                                                                                             6,354,269
                                                                                                        --------------
              PRECIOUS METALS (1.0%)
     21,920   Newmont Mining Corp.                                                                           1,065,531
                                                                                                        --------------
              PROPERTY - CASUALTY INSURERS (2.8%)
     27,170   Chubb Corp. (The)                                                                              1,850,277
     70,712   Travelers Property Casualty Corp. (Class A)                                                    1,186,547
                                                                                                        --------------
                                                                                                             3,036,824
                                                                                                        --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

                                       79
=

 NUMBER OF
  SHARES                                                                                                    VALUE
----------------------------------------------------------------------------------------------------------------------
              RAILROADS (2.0%)
     59,000   Norfolk Southern Corp.                                                                    $    1,395,350
     10,890   Union Pacific Corp.                                                                              756,637
                                                                                                        --------------
                                                                                                             2,151,987
                                                                                                        --------------
              REAL ESTATE INVESTMENT TRUSTS (0.0%)
         12   Corrections Corporation of America*                                                                  346
                                                                                                        --------------
              RESTAURANTS (0.5%)
     21,380   McDonald's Corp.                                                                                 530,865
                                                                                                        --------------
              TELECOMMUNICATION EQUIPMENT (0.8%)
     49,600   Nokia Corp. (ADR) (Finland)                                                                      843,200
                                                                                                        --------------
              TOBACCO (0.9%)
     16,990   Altria Group, Inc.                                                                               924,596
                                                                                                        --------------
              TOTAL COMMON STOCKS
                (COST $56,073,965)                                                                          70,740,882
                                                                                                        --------------

 PRINCIPAL
 AMOUNT IN                                                           COUPON            MATURITY
 THOUSANDS                                                            RATE               DATE
-----------                                                         --------          ----------
              CORPORATE BONDS (10.0%)
              AEROSPACE & DEFENSE (0.3%)
$        65   Boeing Co.                                                6.625%         02/15/38                 68,369
         25   Goodrich Corp.                                            7.625          12/15/12                 28,932
         15   Lockheed Martin Corp.                                      7.75          05/01/26                 18,074
         20   Lockheed Martin Corp.                                      8.50          12/01/29                 26,287
         15   Raytheon Co.                                               4.85          01/15/11                 15,042
         25   Raytheon Co.                                               8.30          03/01/10                 30,035
        137   Systems 2001 Asset Trust - 144A**                         6.664          09/15/13                151,357
                                                                                                        --------------
                                                                                                               338,096
                                                                                                        --------------
              AIRLINES (0.3%)
        113   American West Airlines                                     7.10          04/02/21                119,466
        152   Continental Airlines, Inc.                                 6.90          01/02/18                149,816
         45   Southwest Airlines Co.                                    5.496          11/01/06                 47,993
                                                                                                        --------------
                                                                                                               317,275
                                                                                                        --------------
              BEVERAGES: ALCOHOLIC (0.1%)
         50   Miller Brewing Co. - 144A**                                4.25          08/15/08                 50,719
                                                                                                        --------------
              BROADCASTING (0.1%)
         50   Clear Channel Communications, Inc.                         7.65          09/15/10                 58,621
                                                                                                        --------------
              CABLE/SATELLITE TV (0.2%)
         20   Comcast Cable Communications Inc.                          6.75          01/30/11                 22,297
         95   Comcast Corp.                                              6.50          01/15/15                103,323
         10   Comcast Corp.                                             7.625          02/15/08                 11,261
         55   TCI Communications, Inc.                                  7.875          02/15/26                 64,485
                                                                                                        --------------
                                                                                                               201,366
                                                                                                        --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                           COUPON            MATURITY
 THOUSANDS                                                            RATE               DATE               VALUE
----------------------------------------------------------------------------------------------------------------------
              CHEMICALS: MAJOR DIVERSIFIED (0.0%)
$        40   ICI Wilmington Inc.                                       4.375%         12/01/08         $       39,893
                                                                                                        --------------
              CONTAINERS/PACKAGING (0.0%)
         45   Sealed Air Corp - 144A**                                  5.625          07/15/13                 46,133
                                                                                                        --------------
              DATA PROCESSING SERVICES (0.0%)
         25   Electronic Data Systems Corp.                             7.125          10/15/09                 26,726
                                                                                                        --------------
              DEPARTMENT STORES (0.2%)
        145   May Department Stores Co.                                  6.70          09/15/28                150,306
         70   Federated Department Stores, Inc.                          6.90          04/01/29                 75,871
                                                                                                        --------------
                                                                                                               226,177
                                                                                                        --------------
              DRUGSTORE CHAINS (0.2%)
        180   CVS Corp.                                                 5.625          03/15/06                192,593
         15   CVS Corp. - 144A**                                        6.204          10/10/25                 15,581
                                                                                                        --------------
                                                                                                               208,174
                                                                                                        --------------
              ELECTRIC UTILITIES (0.6%)
         30   Appalachian Power Co. (Series H)                           5.95          05/15/33                 28,857
         70   Carolina Power & Light Co.                                5.125          09/15/13                 71,009
         35   Cincinnati Gas & Electric Co.                              5.70          09/15/12                 36,886
         25   Cincinnati Gas & Electric Co. (Series A)                   5.40          06/15/33                 22,621
         30   Cincinnati Gas & Electric Co. (Series B)                  5.375          06/15/33                 27,043
         15   Columbus Southern Power Co.                                6.60          03/01/33                 16,129
         15   Consolidated Natural Gas Co. (Series A)                    5.00          03/01/14                 14,938
         45   Constellation Energy Group, Inc.                           7.60          04/01/32                 52,835
         70   Detroit Edison Co.                                        6.125          10/01/10                 76,901
         45   Duke Energy Corp.                                          4.50          04/01/10                 45,966
         30   Entergy Gulf States, Inc. - 144A**                         3.60          06/01/08                 28,947
         50   Exelon Corp.                                               6.75          05/01/11                 55,944
         40   Ohio Power Co.                                             6.60          02/15/33                 43,071
         45   Public Service Electric & Gas Co.                          5.00          01/01/13                 45,470
         20   South Carolina Electric & Gas Co.                          5.30          05/15/33                 18,562
         35   TXU Energy Co.                                             7.00          03/15/13                 38,790
         10   Wisconsin Electric Power Co.                              5.625          05/15/33                  9,745
         15   Wisconsin Energy Corp.                                     6.20          04/01/33                 14,994
                                                                                                        --------------
                                                                                                               648,708
                                                                                                        --------------
              ELECTRICAL PRODUCTS (0.1%)
         70   Cooper Industries Inc.                                     5.25          07/01/07                 74,902
                                                                                                        --------------
              ENVIRONMENTAL SERVICES (0.1%)
         70   Waste Management, Inc.                                    6.875          05/15/09                 78,333
                                                                                                        --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                           COUPON            MATURITY
 THOUSANDS                                                            RATE               DATE               VALUE
----------------------------------------------------------------------------------------------------------------------
              FINANCE/RENTAL/LEASING (0.8%)
$        90   American General Finance Corp.                            4.625%         09/01/10         $       91,261
         55   CIT Group Inc.                                            2.875          09/29/06                 55,182
        105   Countrywide Home Loans, Inc.                               3.25          05/21/08                103,376
         20   Ford Motor Credit Co.                                      7.25          10/25/11                 21,724
         35   Ford Motor Credit Co.                                     7.375          10/28/09                 38,481
         40   Household Finance Corp.                                   4.125          12/15/08                 40,395
         50   Household Finance Corp.                                   5.875          02/01/09                 54,358
         25   Household Finance Corp.                                   6.375          10/15/11                 27,572
         65   Household Finance Corp.                                    6.40          06/17/08                 72,137
         35   Household Finance Corp.                                    6.75          05/15/11                 39,459
         30   International Lease Finance Corp.                          3.75          08/01/07                 30,621
        115   MBNA Corp.                                                6.125          03/01/13                123,701
        120   Prime Property Funding II - 144A**                         7.00          08/15/04                123,778
         75   SLM Corp.                                                  5.00          10/01/13                 74,665
                                                                                                        --------------
                                                                                                               896,710
                                                                                                        --------------
              FINANCIAL CONGLOMERATES (1.4%)
         15   Boeing Capital Corp.                                       5.75          02/15/07                 16,212
         10   Boeing Capital Corp.                                       6.10          03/01/11                 10,809
         10   Boeing Capital Corp.                                       6.50          02/15/12                 10,951
         95   Chase Manhattan Corp.                                      6.00          02/15/09                104,114
         40   Citicorp                                                   6.75          08/15/05                 43,164
         90   Citigroup Inc.                                            5.625          08/27/12                 95,171
         60   Citigroup Inc.                                             5.75          05/10/06                 64,609
         60   Citigroup Inc.                                             6.00          02/21/12                 65,671
         25   General Electric Capital Corp.                             4.25          12/01/10                 24,913
        140   General Electric Capital Corp.                             6.75          03/15/32                155,512
         35   General Motors Acceptance Corp.                            4.50          07/15/06                 36,028
        155   General Motors Acceptance Corp.                           6.875          09/15/11                167,205
        120   General Motors Acceptance Corp.                            8.00          11/01/31                135,158
        100   John Hancock Financial Services, Inc.                     5.625          12/01/08                108,137
        160   Prudential Holdings, LLC (Series C) - 144A**              8.695          12/18/23                198,082
        225   Prudential Holdings, LLC (Series B) (FSA) - 144A**        7.245          12/18/23                254,229
                                                                                                        --------------
                                                                                                             1,489,965
                                                                                                        --------------
              FOOD RETAIL (0.2%)
         40   Albertson's, Inc.                                          7.50          02/15/11                 45,919
        110   Kroger Co.                                                 6.80          04/01/11                123,288
                                                                                                        --------------
                                                                                                               169,207
                                                                                                        --------------
              FOOD: MAJOR DIVERSIFIED (0.1%)
         20   General Mills Inc.                                        3.875          11/30/07                 20,271
         25   Kraft Foods Inc.                                           5.25          06/01/07                 26,618
         15   Kraft Foods Inc.                                          5.625          11/01/11                 15,830
         40   Kraft Foods Inc.                                           6.25          06/01/12                 43,666
                                                                                                        --------------
                                                                                                               106,385
                                                                                                        --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                           COUPON            MATURITY
 THOUSANDS                                                            RATE               DATE               VALUE
----------------------------------------------------------------------------------------------------------------------
              FOREST PRODUCTS (0.1%)
$        30   Weyerhaeuser Co.                                           6.00%         08/01/06         $       32,143
         25   Weyerhaeuser Co.                                          6.125          03/15/07                 27,115
         90   Weyerhaeuser Co.                                           6.75          03/15/12                 98,340
                                                                                                        --------------
                                                                                                               157,598
                                                                                                        --------------
              GAS DISTRIBUTORS (0.1%)
         60   Consolidated Natural Gas Co.                               6.25          11/01/11                 66,382
         65   Ras Laffan Liquid Natural Gas Co. Ltd. - 144A**
                (Qatar)                                                 8.294          03/15/14                 76,375
                                                                                                        --------------
                                                                                                               142,757
                                                                                                        --------------
              HOME BUILDING (0.1%)
         45   Centex Corp.                                               7.50          01/15/12                 51,991
         30   Pulte Homes, Inc.                                         6.375          05/15/33                 29,297
                                                                                                        --------------
                                                                                                                81,288
                                                                                                        --------------
              HOME FURNISHINGS (0.0%)
         35   Mohawk Industries Inc.                                     7.20          04/15/12                 39,819
                                                                                                        --------------
              HOTELS/RESORTS/CRUISELINES (0.2%)
         70   Hyatt Equities LLC - 144A**                               6.875          06/15/07                 75,259
        110   Marriott International, Inc. (Series E)                    7.00          01/15/08                122,658
                                                                                                        --------------
                                                                                                               197,917
                                                                                                        --------------
              INDUSTRIAL CONGLOMERATES (0.2%)
         80   Honeywell International, Inc.                             6.125          11/01/11                 88,107
         45   Hutchison Whampoa International Ltd. - 144A**
                (Virgin Islands)                                         6.50          02/13/13                 46,964
                                                                                                        --------------
                                                                                                               135,071
                                                                                                        --------------
              INFORMATION TECHNOLOGY SERVICES (0.0%)
         35   Electronic Data Systems Corp.                              6.00          08/01/13                 34,466
                                                                                                        --------------
              INTEGRATED OIL (0.2%)
         25   Amerada Hess Corp.                                         6.65          08/15/11                 27,134
         85   Amerada Hess Corp.                                        7.875          10/01/29                 93,531
        110   Conoco Inc.                                                6.95          04/15/29                125,139
                                                                                                        --------------
                                                                                                               245,804
                                                                                                        --------------
              INVESTMENT BANKS/BROKERS (0.2%)
         60   Goldman Sachs Group Inc.                                   5.25          10/15/13                 60,691
         30   Goldman Sachs Group Inc.                                   6.60          01/15/12                 33,579
         95   Goldman Sachs Group, Inc.                                 6.875          01/15/11                108,035
                                                                                                        --------------
                                                                                                               202,305
                                                                                                        --------------
              LIFE/HEALTH INSURANCE (0.1%)
        100   American General Corp.                                     7.50          07/15/25                119,279
                                                                                                        --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                           COUPON            MATURITY
 THOUSANDS                                                            RATE               DATE               VALUE
----------------------------------------------------------------------------------------------------------------------
              MAJOR BANKS (0.2%)
$        30   Bank of New York (The)                                     5.20%         07/01/07         $       32,165
        105   Bank One Corp.                                             6.00          02/17/09                115,150
         65   FleetBoston Financial Corp.                                7.25          09/15/05                 70,710
                                                                                                        --------------
                                                                                                               218,025
                                                                                                        --------------
              MAJOR TELECOMMUNICATIONS (0.4%)
         50   AT&T Corp.                                                 8.75          11/15/31                 58,630
         80   Deutsche Telekom International Finance Corp.
                (Netherlands)                                            8.75          06/15/30                102,559
         45   Telecom Italia Capital SpA - 144A** (Luxembourg)           4.00          11/15/08                 45,344
         25   Verizon Global Funding Corp.                               7.75          12/01/30                 29,477
        160   Verizon New England Inc.                                   6.50          09/15/11                176,626
                                                                                                        --------------
                                                                                                               412,636
                                                                                                        --------------
              MANAGED HEALTH CARE (0.2%)
        135   Aetna, Inc.                                               7.875          03/01/11                159,819
         25   Cigna Corp.                                               6.375          10/15/11                 27,091
         60   Wellpoint Healthcare Networks, Inc.                       6.375          06/15/06                 65,457
                                                                                                        --------------
                                                                                                               252,367
                                                                                                        --------------
              MEDIA CONGLOMERATES (0.1%)
         55   AOL Time Warner Inc.                                      6.125          04/15/06                 59,247
         45   AOL Time Warner Inc.                                       7.70          05/01/32                 52,718
         20   Time Warner, Inc.                                         6.625          05/15/29                 20,630
                                                                                                        --------------
                                                                                                               132,595
                                                                                                        --------------
              MOTOR VEHICLES (0.5%)
         50   DaimlerChrysler North American Holdings Co.                7.20          09/01/09                 55,904
         95   DaimlerChrysler North American Holdings Co.                7.30          01/15/12                105,940
         35   DaimlerChrysler North American Holdings Co.                8.50          01/18/31                 41,941
         25   Ford Motor Co.                                            6.625          10/01/28                 23,064
        275   Ford Motor Co.                                             7.45          07/16/31                278,708
                                                                                                        --------------
                                                                                                               505,557
                                                                                                        --------------
              MULTI-LINE INSURANCE (0.7%)
        180   AIG Sun America Global Finance VI - 144A**                 6.30          05/10/11                199,485
        200   Farmers Exchange Capital - 144A**                          7.05          07/15/28                187,719
         30   Hartford Financial Services Group, Inc.,
                (The) (Note 4)                                          2.375          06/01/06                 29,867
         75   Hartford Financial Services Group, Inc.,
                (The) (Note 4)                                           7.90          06/15/10                 88,894
        195   Nationwide Mutual Insurance Co. - 144A**                   7.50          02/15/24                200,553
                                                                                                        --------------
                                                                                                               706,518
                                                                                                        --------------
              OIL & GAS PIPELINES (0.0%)
         30   Texas Eastern Transmission, L.P.                           7.00          07/15/32                 33,300
                                                                                                        --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                           COUPON            MATURITY
 THOUSANDS                                                            RATE               DATE               VALUE
----------------------------------------------------------------------------------------------------------------------
              OIL & GAS PRODUCTION (0.4%)
$        30   Kerr-McGee Corp.                                          6.875%         09/15/11         $       33,427
         60   Kerr-McGee Corp                                           7.875          09/15/31                 68,358
         50   Nexen Inc. (Canada)                                        5.05          11/20/13                 49,412
        225   Pemex Project Funding Master Trust                        8.625          02/01/22                250,313
         10   Petro-Canada (Canada)                                      4.00          07/15/13                  9,254
         35   Petro-Canada (Canada)                                      5.35          07/15/33                 31,417
                                                                                                        --------------
                                                                                                               442,181
                                                                                                        --------------
              OIL REFINING/MARKETING (0.1%)
         30   Marathon Oil Corp.                                        5.375          06/01/07                 32,132
         40   Marathon Oil Corp.                                         6.80          03/15/32                 42,978
                                                                                                        --------------
                                                                                                                75,110
                                                                                                        --------------
              OTHER CONSUMER SERVICES (0.1%)
         15   Cendant Corp.                                             7.125          03/15/15                 16,971
         45   Cendant Corp.                                             7.375          01/15/13                 51,688
                                                                                                        --------------
                                                                                                                68,659
                                                                                                        --------------
              OTHER METALS/MINERALS (0.2%)
         45   BHP Billiton Finance (Australia)                           4.80          04/15/13                 45,198
         90   Inco Ltd. (Canada)                                         7.20          09/15/32                 98,697
         25   Inco Ltd. (Canada)                                         7.75          05/15/12                 29,210
                                                                                                        --------------
                                                                                                               173,105
                                                                                                        --------------
              PHARMACEUTICALS: MAJOR (0.0%)
         35   Schering-Plough Corp.                                      5.30          12/01/13                 35,693
                                                                                                        --------------
              PROPERTY CASUALTY INSURERS (0.2%)
        200   Mantis Reef Ltd. - 144A** (Australia)                     4.692          11/14/08                201,257
                                                                                                        --------------
              PUBLISHING: NEWSPAPERS (0.1%)
         80   News America Holdings, Inc.                                7.28          06/30/28                 89,448
         30   News America Holdings, Inc.                                7.75          02/01/24                 35,266
                                                                                                        --------------
                                                                                                               124,714
                                                                                                        --------------
              PULP & PAPER (0.1%)
         55   International Paper Co.                                    4.25          01/15/09                 55,287
         45   MeadWestVaco Corp.                                         6.85          04/01/12                 49,578
         40   Sappi Papier Holding AG - 144A** (Austria)                 6.75          06/15/12                 43,811
                                                                                                        --------------
                                                                                                               148,676
                                                                                                        --------------
              RAILROADS (0.0%)
         25   Union Pacific Corp.                                        6.79          11/09/07                 27,953
                                                                                                        --------------
              REAL ESTATE DEVELOPMENT (0.2%)
        194   World Financial Properties - 144A**                        6.91          09/01/13                215,185
                                                                                                        --------------

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                                       85

 PRINCIPAL
 AMOUNT IN                                                           COUPON            MATURITY
 THOUSANDS                                                            RATE               DATE               VALUE
----------------------------------------------------------------------------------------------------------------------
              REAL ESTATE INVESTMENT TRUSTS (0.3%)
$        25   EOP Operating LP                                          6.763%         06/15/07         $       27,711
        125   EOP Operating LP                                           7.25          06/15/28                136,314
         15   Rouse Co. (The)                                           5.375          11/26/13                 14,950
         40   Simon Property Group LP                                   6.375          11/15/07                 44,150
         45   Vornado Realty Trust                                      5.625          06/15/07                 48,082
                                                                                                        --------------
                                                                                                               271,207
                                                                                                        --------------
              SAVINGS BANKS (0.1%)
         55   Washington Mutual Bank                                     5.50          01/15/13                 56,836
         10   Washington Mutual Inc.                                     8.25          04/01/10                 12,039
                                                                                                        --------------
                                                                                                                68,875
                                                                                                        --------------
              SERVICES TO THE HEALTH INDUSTRY (0.0%)
         35   Anthem Insurance Companies, Inc. - 144A**                 9.125          04/01/10                 44,054
                                                                                                        --------------
              TOBACCO (0.1%)
         35   Altra Group, Inc.                                          7.00          11/04/13                 37,405
         50   Altria Group, Inc.                                         7.75          01/15/27                 54,098
                                                                                                        --------------
                                                                                                                91,503
                                                                                                        --------------
              WIRELESS TELECOMMUNICATIONS (0.1%)
         65   AT&T Wireless Services, Inc.                               8.75          03/01/31                 80,483
                                                                                                        --------------
              TOTAL CORPORATE BONDS
                (COST $9,995,558)                                                                           10,663,347
                                                                                                        --------------
              FOREIGN GOVERNMENT OBLIGATIONS (0.2%)
        160   United Mexican States (Mexico)
                (COST $183,128)                                          8.30          08/15/31                180,800
                                                                                                        --------------
              MORTGAGE-BACKED SECURITIES (8.0%)
              Federal Home Loan Mortgage Corp.
      1,474                                                              6.50    06/01/30 - 03/01/33         1,544,566
        864                                                              7.50    09/01/25 - 06/01/32           928,241
              Federal National Mortgage Assoc.
      2,450                                                              6.50             +                  2,562,547
      1,225                                                              7.00             +                  1,297,351
        297                                                              7.00    05/01/31 - 09/01/32           314,452
        779                                                              7.50    08/01/29 - 07/01/32           832,856
        837                                                              8.00    12/01/28 - 04/01/32           902,424
        154   Government National Mortgage Association                   7.50    08/15/23 - 10/15/29           165,279
                                                                                                        --------------
              TOTAL MORTGAGE-BACKED SECURITIES
                (COST $8,461,672)                                                                            8,547,716
                                                                                                        --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                           COUPON            MATURITY
 THOUSANDS                                                            RATE               DATE               VALUE
----------------------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT & AGENCY OBLIGATIONS (11.1%)
$       290   Federal Home Loan Mortgage Corp                           5.125%         11/07/13         $      289,433

              U.S. Treasury Bonds
      1,750                                                              5.50          08/15/28              1,823,351
        150                                                             6.125          08/15/29                170,027
      2,250                                                             7.625          02/15/25              2,972,198
      2,225                                                             8.125    08/15/19 - 08/15/21         3,032,851
        200                                                              8.50          02/15/20                279,399
        425                                                              8.75          08/15/20                607,883
              U.S. Treasury Notes
      2,100                                                              3.50          11/15/06              2,171,287
        575                                                             3.875          02/15/13                563,051
                                                                                                        --------------
              TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                (COST $11,822,523)                                                                          11,909,480
                                                                                                        --------------
              ASSET-BACKED SECURITIES (0.7%)
              FINANCE/RENTAL/LEASING
        215   Chase Credit Card Master Trust 2001-4A                     5.50          11/17/08                231,136
        200   Citibank Credit Card Issuance Trust                        6.90          10/15/07                216,818
          2   Daimler Chrysler Auto Trust 2002-A                         2.90          12/06/04                  2,050
         67   Harley-Davidson Motorcycle Trust 2002-1                    3.02          09/15/06                 67,449
        100   MBNA Master Credit Card Trust                              5.90          08/15/11                110,334
        125   Nissan Auto Receivables Owner Trust 2001-C                 4.80          02/15/07                127,803
                                                                                                        --------------
              TOTAL ASSET-BACKED SECURITIES
                (COST $716,574)                                                                                755,590
                                                                                                        --------------
              SHORT-TERM INVESTMENTS (7.0%)
              U.S. GOVERNMENT OBLIGATIONS (a) (0.2%)
        100   U.S. Treasury Bill***                                      0.93          03/25/04                 99,786
        100   U.S. Treasury Bill***                                      1.00          03/25/04                 99,769
                                                                                                        --------------
              TOTAL U.S. GOVERNMENT OBLIGATIONS
                (COST $199,550)                                                                                199,555
                                                                                                        --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                           COUPON            MATURITY
 THOUSANDS                                                            RATE               DATE               VALUE
----------------------------------------------------------------------------------------------------------------------
              REPURCHASE AGREEMENT (6.8%)
$     7,330   Joint repurchase agreement account
                (dated 12/31/03; proceeds $7,330,399) (b)
                (COST $7,330,000)                                        0.98%         01/02/04         $    7,330,000
                                                                                                        --------------
              TOTAL SHORT-TERM INVESTMENTS
                (COST $7,529,550)                                                                            7,529,555
                                                                                                        --------------
              TOTAL INVESTMENTS
                (COST $94,782,970) (c) (d)                                              103.1%             110,327,370
              LIABILITIES IN EXCESS OF OTHER ASSETS                                      (3.1)              (3,277,448)
                                                                                        -----           --------------
              NET ASSETS                                                                100.0%          $  107,049,922
                                                                                        =====           ==============

----------
   ADR   AMERICAN DEPOSITORY RECEIPT.
   FSA   FINANCIAL SECURITY ASSURANCE.
   *     NON-INCOME PRODUCING SECURITY.
   **    RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
   *** ALL OR A PORTION OF THESE SECURITIES HAVE BEEN PHYSICALLY SEGREGATED IN CONNECTION WITH OPEN FUTURES CONTRACTS.
   + SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS WITH AN APPROXIMATE PRINCIPAL AMOUNT AND NO DEFINITE MATURITY DATE.
   (a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
   (b)   COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
   (c) SECURITIES HAVE BEEN DESIGNATED AS COLLATERAL IN A AMOUNT EQUAL TO $10,601,699 IN CONNECTION WITH SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS AND OPEN FUTURES CONTRACTS.
   (d) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $96,043,885. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $15,447,781 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $1,164,296, RESULTING IN NET UNREALIZED APPRECIATION OF $14,283,485.

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2003:

NUMBER OF                    DESCRIPTION/DELIVERY      UNDERLYING FACE     UNREALIZED
CONTRACTS   LONG/SHORT         MONTH, AND YEAR         AMOUNT AT VALUE    DEPRECIATION
--------------------------------------------------------------------------------------
   59          Short     U.S. Treasury Bond 20 Year,
                         March 2004                    $    (6,449,437)  $     (35,706)
    2          Short     U.S. Treasury Note 5 Year,
                         March 2004                           (223,250)           (693)
    1          Short     U.S. Treasury Note 10 Year,
                         March 2004                           (112,266)           (651)
                                                                         -------------
    Total unrealized depreciation                                        $     (37,050)
                                                                         =============

                        SEE NOTES TO FINANCIAL STATEMENTS

Utilities

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2003

 NUMBER OF
  SHARES                                                                                                    VALUE
----------------------------------------------------------------------------------------------------------------------
              COMMON STOCKS (92.9%)
              COMPUTER COMMUNICATIONS (1.4%)
     45,000   Cisco Systems, Inc.*                                                                      $    1,093,050
                                                                                                        --------------
              ELECTRIC UTILITIES (45.1%)
    120,000   AES Corp. (The)*                                                                               1,132,800
     70,000   Allegheny Energy, Inc.*                                                                          893,200
     35,000   American Electric Power Co., Inc.                                                              1,067,850
     43,500   Cinergy Corp.                                                                                  1,688,235
    100,000   CMS Energy Corp.*                                                                                852,000
     24,000   Consolidated Edison, Inc.                                                                      1,032,240
     20,000   Constellation Energy Group, Inc.                                                                 783,200
     25,000   Dominion Resources, Inc.                                                                       1,595,750
     56,710   Duke Energy Corp.                                                                              1,159,719
     80,000   Edison International                                                                           1,754,400
     50,000   Energy East Corp.                                                                              1,120,000
     32,500   Entergy Corp.                                                                                  1,856,725
     30,000   Exelon Corp.                                                                                   1,990,800
     24,800   FirstEnergy Corp.                                                                                872,960
     30,000   FPL Group, Inc.                                                                                1,962,600
     27,000   NSTAR                                                                                          1,309,500
     50,000   PG&E Corp.*                                                                                    1,388,500
     20,000   Pinnacle West Capital Corp.                                                                      800,400
     50,000   PPL Corp.                                                                                      2,187,500
     33,081   Progress Energy, Inc.                                                                          1,497,246
     34,000   Public Service Enterprise Group, Inc.                                                          1,489,200
     56,000   SCANA Corp.                                                                                    1,918,000
     42,000   Southern Co. (The)                                                                             1,270,500
     55,000   TXU Corp.                                                                                      1,304,600
     56,000   Wisconsin Energy Corp.                                                                         1,873,200
                                                                                                        --------------
                                                                                                            34,801,125
                                                                                                        --------------
              ENERGY (16.9%)
     35,000   AGL Resources, Inc.                                                                            1,018,500
     20,000   Burlington Resources, Inc.                                                                     1,107,600
     35,000   Equitable Resources, Inc.                                                                      1,502,200
     35,600   KeySpan Corp.                                                                                  1,310,080
     30,000   Kinder Morgan, Inc.                                                                            1,773,000
     82,500   MDU Resources Group, Inc.                                                                      1,964,325
     39,000   New Jersey Resources Corp.                                                                     1,501,890
     55,000   Questar Corp.                                                                                  1,933,250
     30,000   Sempra Energy                                                                                    901,800
                                                                                                        --------------
                                                                                                            13,012,645
                                                                                                        --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                                                                    VALUE
----------------------------------------------------------------------------------------------------------------------
              OIL & GAS PIPELINES (1.9%)
     95,000   El Paso Corp.                                                                             $      778,050
     70,000   Williams Companies, Inc. (The)                                                                   687,400
                                                                                                        --------------
                                                                                                             1,465,450
                                                                                                        --------------
              TELECOMMUNICATIONS (27.1%)
     60,000   Alcatel SA (ADR) (France)*                                                                       771,000
     34,160   ALLTEL Corp.                                                                                   1,591,173
     70,000   American Tower Corp. (Class A)*                                                                  757,400
     45,000   AT&T Corp.                                                                                       913,500
     70,000   AT&T Wireless Services Inc.*                                                                     559,300
     55,500   BellSouth Corp.                                                                                1,570,650
     35,000   Cablevision Systems New York Group (Class A)*                                                    818,650
     30,625   CenturyTel, Inc.                                                                                 998,988
     30,000   Comcast Corp. (Class A)*                                                                         986,100
     40,000   Motorola, Inc.                                                                                   562,800
     62,000   Nextel Communications, Inc. (Class A)*                                                         1,739,720
    300,000   Nortel Networks Corp. (Canada)*                                                                1,269,000
    300,000   Qwest Communications International, Inc.*                                                      1,296,000
     76,272   SBC Communications, Inc.                                                                       1,988,411
     55,000   Sprint Corp. (FON Group)                                                                         903,100
    115,000   Sprint Corp. (PCS Group)*                                                                        646,300
     30,000   Telefonaktiebolaget LM Ericsson (ADR) (Sweden)*                                                  531,000
     42,394   Verizon Communications Inc.                                                                    1,487,182
     60,000   Vodafone Group PLC (ADR) (United Kingdom)                                                      1,502,400
                                                                                                        --------------
                                                                                                            20,892,674
                                                                                                        --------------
              WATER UTILITIES (0.5%)
     19,219   Philadelphia Suburban Corp.                                                                      424,734
                                                                                                        --------------
              TOTAL COMMON STOCKS
                (COST $54,639,537)                                                                          71,689,678
                                                                                                        --------------

 PRINCIPAL
 AMOUNT IN                                                           COUPON            MATURITY
 THOUSANDS                                                            RATE               DATE
-----------                                                         ---------         ----------
              CORPORATE BONDS (2.8%)
              ELECTRIC UTILITIES (2.0%)
$        45   Appalachian Power Co. (Series G)                           3.60%         05/15/08                 44,511
         55   Carolina Power & Light Co.                                5.125          09/15/13                 55,793
        140   Cinergy Corp.                                              6.25          09/01/04                143,640
         45   Cleco Power LLC                                           5.375          05/01/13                 44,263
         60   Commonwealth Edison Co. (Series 98)                        6.15          03/15/12                 65,568
         17   Constellation Energy Group, Inc.                           7.60          04/01/32                 19,960
         30   Duke Energy Corp.                                          4.50          04/01/10                 30,644

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                           COUPON            MATURITY
 THOUSANDS                                                            RATE               DATE               VALUE
----------------------------------------------------------------------------------------------------------------------
$        35   Duquesne Light Co. (Series O)                              6.70%         04/15/12         $       39,044
         10   Entergy Gulf States, Inc. - 144A**                         3.60          06/01/08                  9,649
         45   Exelon Corp.                                               6.75          05/01/11                 50,349
         50   FirstEnergy Corp. (Series B)                               6.45          11/15/11                 51,918
         45   FirstEnergy Corp. (Series C)                              7.375          11/15/31                 46,199
         60   Indiana Michigan Power Co. (Series A)                     6.875          07/01/04                 61,647
         15   Indianapolis Power & Light Co. - 144A**                    6.30          07/01/13                 15,503
         60   Jersey Central Power & Light Co. (Series MTN)              6.45          05/15/06                 64,562
         55   Ohio Power Co. (Series G)                                  6.60          02/15/33                 59,222
         65   Pinnacle West Capital Corp.                                6.40          04/01/06                 69,763
         80   Progress Energy Inc.                                       6.55          03/01/04                 80,601
        175   PSEG Energy Holdings                                      9.125          02/10/04                176,750
        115   Public Service Co. of New Mexico (Series B)                7.50          08/01/18                131,774
         50   Public Service Electric & Gas Co. (Series MTNB)            5.00          01/01/13                 50,522
         65   South Carolina Electric & Gas Co.                          7.50          06/15/05                 70,203
         65   Texas-New Mexico Power Co.                                 6.25          01/15/09                 65,885
         30   TXU Energy Co.                                             7.00          03/15/13                 33,248
         40   Wisconsin Electric Power Co.                               4.50          05/15/13                 39,135
                                                                                                        --------------
                                                                                                             1,520,353
                                                                                                        --------------
              ENERGY (0.0%)
         35   Consolidated Natural Gas Co. (Series B)                   5.375          11/01/06                 37,545
                                                                                                        --------------
              TELECOMMUNICATIONS (0.8%)
         80   AT&T Corp.                                                 7.25          11/15/06                 88,536
         60   AT&T Wireless Services, Inc.                              7.875          03/01/11                 69,545
         30   British Telecommunications PLC (United Kingdom)           8.375          12/15/10                 36,566
         85   Deutsche Telekom International Finance Corp.
                (Netherlands)                                            8.75          06/15/30                108,969
         60   France Telecom S.A. (France)                               9.75          03/01/31                 79,994
        180   GTE Corp.                                                  7.90          02/01/27                198,052
                                                                                                        --------------
                                                                                                               581,662
                                                                                                        --------------
              TOTAL CORPORATE BONDS
                (COST $2,011,577)                                                                            2,139,560
                                                                                                        --------------
              ASSET-BACKED SECURITIES (0.5%)
              FINANCE/RENTAL/LEASING
        100   Detroit Edison Securitization Funding LLC
                (Series 2001 - 1 Class A3)                              5.875          03/01/10                108,665
        115   PECO Energy Transition Trust
                (Series 2000 - A Class A3)                              7.625          03/01/10                135,288

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                           COUPON            MATURITY
 THOUSANDS                                                            RATE               DATE               VALUE
----------------------------------------------------------------------------------------------------------------------
$       100   PSE&G Transition Funding LLC
                (Series 2001 - 1 Class A6)                               6.61%         06/15/15         $      114,343
                                                                                                        --------------
              TOTAL ASSET-BACKED SECURITIES
                (COST $340,777)                                                                                358,296
                                                                                                        --------------
              U.S. GOVERNMENT OBLIGATION (0.2%)
        160   U.S. Treasury Bond
                (COST $178,240)                                         6.125          08/15/29                181,362
                                                                                                        --------------
              SHORT-TERM INVESTMENT (3.9%)
              REPURCHASE AGREEMENT
      3,036   Joint repurchase agreement account
                (dated 12/31/03; proceeds $3,036,165) (a)
                (COST $3,036,000)                                        0.98          01/02/04              3,036,000
                                                                                                        --------------
              TOTAL INVESTMENTS
                (COST $60,206,131) (b)                                                  100.3%              77,404,896
              LIABILITIES IN EXCESS OF OTHER ASSETS                                      (0.3)                (236,053)
                                                                                        -----           --------------
              NET ASSETS                                                                100.0%          $   77,168,843
                                                                                        =====           ==============

----------
   ADR   AMERICAN DEPOSITORY RECEIPT.
   *     NON-INCOME PRODUCING SECURITY.
   **    RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
   (a)   COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
   (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $61,907,503. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $15,503,985 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $6,592, RESULTING IN NET UNREALIZED APPRECIATION OF $15,497,393.

                        SEE NOTES TO FINANCIAL STATEMENTS

Dividend Growth

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2003

  NUMBER OF
   SHARES                                                                            VALUE
----------------------------------------------------------------------------------------------
                COMMON STOCKS (94.9%)
                ALUMINUM (3.0%)
      136,700   Alcan Inc. (Canada)                                            $     6,418,065
      148,400   Alcoa, Inc.                                                          5,639,200
                                                                               ---------------
                                                                                    12,057,265
                                                                               ---------------
                APPAREL/FOOTWEAR (1.1%)
      105,600   V.F. Corp.                                                           4,566,144
                                                                               ---------------
                AUTO PARTS: O.E.M. (2.4%)
       82,700   Johnson Controls, Inc.                                               9,603,124
                                                                               ---------------
                BEVERAGES:
                NON-ALCOHOLIC (1.0%)
       78,100   Coca-Cola Co. (The)                                                  3,963,575
                                                                               ---------------
                BIOTECHNOLOGY (0.3%)
       20,000   Amgen Inc.*                                                          1,236,000
                                                                               ---------------
                CHEMICALS: MAJOR
                DIVERSIFIED (3.9%)
      209,100   Dow Chemical Co. (The)                                               8,692,287
      156,900   Du Pont (E.I.)
                  de Nemours & Co.                                                   7,200,141
                                                                               ---------------
                                                                                    15,892,428
                                                                               ---------------
                COMPUTER PROCESSING
                HARDWARE (2.3%)
      151,200   Dell Inc.*                                                           5,134,752
      179,600   Hewlett-Packard Co.                                                  4,125,412
                                                                               ---------------
                                                                                     9,260,164
                                                                               ---------------
                DATA PROCESSING
                SERVICES (1.3%)
      131,000   First Data Corp.                                                     5,382,790
                                                                               ---------------
                DISCOUNT STORES (2.7%)
      282,300   Target Corp.                                                        10,840,320
                                                                               ---------------
                DRUGSTORE CHAINS (0.9%)
      102,900   CVS Corp.                                                            3,716,748
                                                                               ---------------
                ELECTRIC UTILITIES (2.3%)
       98,200   Exelon Corp.                                                         6,516,552
       42,500   FPL Group, Inc.                                                      2,780,350
                                                                               ---------------
                                                                                     9,296,902
                                                                               ---------------
                FINANCE/RENTAL/LEASING (2.8%)
       28,300   Fannie Mae                                                     $     2,124,198
      369,500   MBNA Corp.                                                           9,182,075
                                                                               ---------------
                                                                                    11,306,273
                                                                               ---------------
                FINANCIAL CONGLOMERATES (3.5%)
      222,200   Citigroup Inc.                                                      10,785,588
       89,300   J.P. Morgan Chase & Co.                                              3,279,989
                                                                               ---------------
                                                                                    14,065,577
                                                                               ---------------
                FOOD DISTRIBUTORS (0.5%)
       59,800   SYSCO Corp.                                                          2,226,354
                                                                               ---------------
                FOOD: MAJOR
                DIVERSIFIED (2.2%)
      192,200   PepsiCo, Inc.                                                        8,960,364
                                                                               ---------------
                HOME IMPROVEMENT
                CHAINS (2.5%)
      291,000   Home Depot, Inc. (The)                                              10,327,590
                                                                               ---------------
                HOUSEHOLD/PERSONAL
                CARE (3.3%)
       78,200   Avon Products, Inc.                                                  5,277,718
       83,800   Procter & Gamble Co. (The)                                           8,369,944
                                                                               ---------------
                                                                                    13,647,662
                                                                               ---------------
                INDUSTRIAL
                CONGLOMERATES (6.3%)
      100,000   3M Co.                                                               8,503,000
      233,200   General Electric Co.                                                 7,224,536
      104,700   United Technologies Corp.                                            9,922,419
                                                                               ---------------
                                                                                    25,649,955
                                                                               ---------------
                INFORMATION TECHNOLOGY
                SERVICES (3.2%)
      232,200   Accenture Ltd. (Class A)
                  (Bermuda)*                                                         6,111,504
       75,700   International Business
                  Machines Corp.                                                     7,015,876
                                                                               ---------------
                                                                                    13,127,380
                                                                               ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES                                                                            VALUE
----------------------------------------------------------------------------------------------
                INSURANCE BROKERS/
                SERVICES (0.2%)
       18,400   Marsh & McLennan
                  Companies, Inc.                                              $       881,176
                                                                               ---------------
                INTEGRATED OIL (5.7%)
      193,200   BP PLC (ADR) (United Kingdom)                                        9,534,420
      208,600   Exxon Mobil Corp.                                                    8,552,600
       96,400   Royal Dutch Petroleum Co.
                  (NY Registered Shares)
                  (Netherlands)                                                      5,050,396
                                                                               ---------------
                                                                                    23,137,416
                                                                               ---------------
                INVESTMENT BANKS/
                BROKERS (4.3%)
       44,100   Goldman Sachs Group,
                  Inc. (The)                                                         4,353,993
       45,500   Lehman Brothers
                  Holdings, Inc.                                                     3,513,510
      161,500   Merrill Lynch & Co., Inc.                                            9,471,975
                                                                               ---------------
                                                                                    17,339,478
                                                                               ---------------
                INVESTMENT MANAGERS (1.4%)
      177,700   Mellon Financial Corp.                                               5,705,947
                                                                               ---------------
                LIFE/HEALTH INSURANCE (1.5%)
      152,500   Lincoln National Corp.                                               6,156,425
                                                                               ---------------
                MAJOR BANKS (7.8%)
      163,000   Bank of America Corp.                                               13,110,090
       64,500   Bank of New York Co.,
                  Inc. (The)                                                         2,136,240
       84,300   Comerica, Inc.                                                       4,725,858
       95,800   PNC Financial Services Group                                         5,243,134
       52,700   Wachovia Corp.                                                       2,455,293
       72,500   Wells Fargo & Co.                                                    4,269,525
                                                                               ---------------
                                                                                    31,940,140
                                                                               ---------------
                MANAGED HEALTH CARE (1.0%)
       38,379   Anthem, Inc.*                                                        2,878,425
       21,100   CIGNA Corp.                                                          1,213,250
                                                                               ---------------
                                                                                     4,091,675
                                                                               ---------------
                MEDICAL DISTRIBUTORS (0.4%)
       25,400   Cardinal Health, Inc.                                          $     1,553,464
                                                                               ---------------
                MEDICAL SPECIALTIES (0.3%)
       22,200   Guidant Corp.                                                        1,336,440
                                                                               ---------------
                MULTI-LINE INSURANCE (1.7%)
       76,300   American International
                  Group, Inc.                                                        5,057,164
       32,200   Hartford Financial Services
                  Group, Inc. (The) (Note 4)                                         1,900,766
                                                                               ---------------
                                                                                     6,957,930
                                                                               ---------------
                OFFICE EQUIPMENT/
                SUPPLIES (1.7%)
      174,300   Pitney Bowes, Inc.                                                   7,080,066
                                                                               ---------------
                OILFIELD SERVICES/
                EQUIPMENT (1.2%)
       50,800   Halliburton Co.                                                      1,320,800
       63,200   Schlumberger Ltd.                                                    3,458,304
                                                                               ---------------
                                                                                     4,779,104
                                                                               ---------------
                PACKAGED SOFTWARE (3.4%)
       25,800   Mercury Interactive Corp.*                                           1,254,912
      382,600   Microsoft Corp.                                                     10,536,804
       51,700   SAP AG (ADR) (Germany)                                               2,148,652
                                                                               ---------------
                                                                                    13,940,368
                                                                               ---------------
                PHARMACEUTICALS: MAJOR (7.0%)
      254,800   Bristol-Myers Squibb Co.                                             7,287,280
      357,560   Pfizer Inc.                                                         12,632,595
      199,000   Wyeth, Inc.                                                          8,447,550
                                                                               ---------------
                                                                                    28,367,425
                                                                               ---------------
                RAILROADS (1.6%)
      122,200   Burlington Northern Santa
                  Fe Corp.                                                           3,953,170
       73,500   CSX Corp.                                                            2,641,590
                                                                               ---------------
                                                                                     6,594,760
                                                                               ---------------
                SEMICONDUCTORS (2.2%)
       27,000   Analog Devices, Inc.                                                 1,232,550
      169,100   Intel Corp.                                                          5,445,020

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                                       94

  NUMBER OF
   SHARES                                                                            VALUE
----------------------------------------------------------------------------------------------
       30,300   Marvell Technology Group Ltd.
                  (Bermuda)*                                                   $     1,149,279
       23,500   Maxim Integrated Products, Inc.                                      1,170,300
                                                                               ---------------
                                                                                     8,997,149
                                                                               ---------------
                TELECOMMUNICATION
                EQUIPMENT (0.6%)
      185,900   Motorola, Inc.                                                       2,615,613
                                                                               ---------------
                TELECOMMUNICATIONS (1.8%)
      210,000   Verizon Communications Inc.                                          7,366,800
                                                                               ---------------
                TOBACCO (2.3%)
      172,700   Altria Group, Inc.                                                   9,398,334
                                                                               ---------------
                TRUCKS/CONSTRUCTION/
                FARM MACHINERY (3.3%)
      133,200   Caterpillar Inc.                                                    11,058,264
       34,600   Deere & Co.                                                          2,250,730
                                                                               ---------------
                                                                                    13,308,994
                                                                               ---------------
                TOTAL COMMON STOCKS
                (COST $296,468,179)                                              386,675,319
                                                                               ---------------

  PRINCIPAL
  AMOUNT IN
  THOUSANDS                                                                         VALUE
----------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENT (5.1%)
                REPURCHASE AGREEMENT
$      20,892   Joint repurchase agreement
                  account 0.98% due 01/02/04
                  (dated 12/31/03; proceeds
                  $20,893,137) (a)
                  (COST $20,892,000)                                           $    20,892,000
                                                                               ---------------
                TOTAL INVESTMENTS
                  (COST $317,360,179) (b)                              100.0%      407,567,319
                OTHER ASSETS IN EXCESS OF
                  LIABILITIES                                            0.0            15,879
                                                                       -----   ---------------
                NET ASSETS                                             100.0%  $   407,583,198
                                                                       =====   ===============

   ADR   AMERICAN DEPOSITORY RECEIPT.
   *     NON-INCOME PRODUCING SECURITY.
   (a)   COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
   (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $324,611,274. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $86,622,391 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $3,666,346, RESULTING IN NET UNREALIZED APPRECIATION OF $82,956,045.

                        SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2003

  NUMBER OF
   SHARES                                                                            VALUE
----------------------------------------------------------------------------------------------
                COMMON STOCKS (98.8%)
                ADVERTISING/MARKETING
                SERVICES (0.4%)
       24,320   Interpublic Group of
                  Companies, Inc. (The)*                                       $       379,392
        4,330   Omnicom Group, Inc.                                                    378,139
                                                                               ---------------
                                                                                       757,531
                                                                               ---------------
                AEROSPACE & DEFENSE (1.4%)
        9,000   Boeing Co.                                                             379,260
        4,300   General Dynamics Corp.                                                 388,677
       12,910   Goodrich Corp.                                                         383,298
        7,400   Lockheed Martin Corp.                                                  380,360
        4,000   Northrop Grumman Corp.                                                 382,400
       12,100   Raytheon Co.                                                           363,484
       12,650   Rockwell Collins, Inc.                                                 379,879
                                                                               ---------------
                                                                                     2,657,358
                                                                               ---------------
                AGRICULTURAL COMMODITIES/
                MILLING (0.2%)
       24,000   Archer-Daniels-Midland Co.                                             365,280
                                                                               ---------------
                AIR FREIGHT/COURIERS (0.4%)
        5,300   FedEx Corp.                                                            357,750
        4,900   United Parcel Service, Inc.
                  (Class B)                                                            365,295
                                                                               ---------------
                                                                                       723,045
                                                                               ---------------
                AIRLINES (0.4%)
       31,400   Delta Air Lines, Inc.                                                  370,834
       22,900   Southwest Airlines Co.                                                 369,606
                                                                               ---------------
                                                                                       740,440
                                                                               ---------------
                ALTERNATIVE POWER
                GENERATION (0.2%)
       75,000   Calpine Corp.*                                                         360,750
                                                                               ---------------
                ALUMINUM (0.2%)
       10,200   Alcoa, Inc.                                                            387,600
                                                                               ---------------
                APPAREL/FOOTWEAR (1.2%)
        7,800   Cintas Corp.                                                           391,014
       10,520   Jones Apparel Group, Inc.                                              370,620
       10,300   Liz Claiborne, Inc.                                                    365,238
        5,500   Nike, Inc. (Class B)                                           $       376,530
        9,800   Reebok International Ltd.                                              385,336
        9,000   V.F. Corp.                                                             389,160
                                                                               ---------------
                                                                                     2,277,898
                                                                               ---------------
                APPAREL/FOOTWEAR RETAIL (0.8%)
       16,700   Gap, Inc. (The)                                                        387,607
       21,200   Limited Brands, Inc.                                                   382,236
       11,300   Nordstrom, Inc.                                                        387,590
       17,100   TJX Companies, Inc. (The)                                              377,055
                                                                               ---------------
                                                                                     1,534,488
                                                                               ---------------
                AUTO PARTS: O.E.M. (1.0%)
       21,000   Dana Corp.                                                             385,350
       37,530   Delphi Corp.                                                           383,181
        3,530   Eaton Corp.                                                            381,169
        3,400   Johnson Controls, Inc.                                                 394,808
       37,500   Visteon Corp.                                                          390,375
                                                                               ---------------
                                                                                     1,934,883
                                                                               ---------------
                AUTOMOTIVE AFTERMARKET (0.4%)
       17,900   Cooper Tire & Rubber Co.                                               382,702
       49,000   Goodyear Tire &
                  Rubber Co. (The)*                                                    385,140
                                                                               ---------------
                                                                                       767,842
                                                                               ---------------
                BEVERAGES: ALCOHOLIC (0.6%)
        6,900   Anheuser-Busch
                  Companies, Inc.                                                      363,492
        3,930   Brown-Forman Corp.
                  (Class B)                                                            367,258
        6,530   Coors (Adolph) Co.
                  (Class B)                                                            366,333
                                                                               ---------------
                                                                                     1,097,083
                                                                               ---------------
                BEVERAGES: NON-ALCOHOLIC (0.6%)
        7,700   Coca-Cola Co. (The)                                                    390,775
       17,000   Coca-Cola Enterprises Inc.                                             371,790
       15,560   Pepsi Bottling Group,
                  Inc. (The)                                                           376,241
                                                                               ---------------
                                                                                     1,138,806
                                                                               ---------------

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                                       96

  NUMBER OF
   SHARES                                                                            VALUE
----------------------------------------------------------------------------------------------
                BIOTECHNOLOGY (1.0%)
        6,000   Amgen Inc.*                                                    $       370,800
        9,775   Biogen, Inc.*                                                          359,524
        6,500   Chiron Corp.*                                                          370,435
        7,600   Genzyme Corp.*                                                         374,984
       14,300   MedImmune, Inc.*                                                       363,220
                                                                               ---------------
                                                                                     1,838,963
                                                                               ---------------
                BROADCASTING (0.4%)
        8,200   Clear Channel
                  Communications, Inc.                                                 384,006
        9,800   Univision Communications
                  Inc. (Class A)*                                                      388,962
                                                                               ---------------
                                                                                       772,968
                                                                               ---------------
                BUILDING PRODUCTS (0.4%)
        3,800   American Standard
                  Companies, Inc.*                                                     382,660
       13,210   Masco Corp.                                                            362,086
                                                                               ---------------
                                                                                       744,746
                                                                               ---------------
                CABLE/SATELLITE TV (0.2%)
       11,370   Comcast Corp. (Class A)*                                               373,732
                                                                               ---------------
                CASINO/GAMING (0.4%)
        7,670   Harrah's Entertainment, Inc.                                           381,736
       10,700   International Game Technology                                          381,990
                                                                               ---------------
                                                                                       763,726
                                                                               ---------------
                CHEMICALS:
                AGRICULTURAL (0.2%)
       13,600   Monsanto Co.                                                           391,408
                                                                               ---------------
                CHEMICALS: MAJOR
                DIVERSIFIED (1.2%)
        9,190   Dow Chemical Co. (The)                                                 382,028
        8,300   Du Pont (E.I.) de Nemours & Co.                                        380,887
        9,800   Eastman Chemical Co.                                                   387,394
       12,300   Engelhard Corp.                                                        368,385
       30,900   Hercules Inc.*                                                         376,980
        9,040   Rohm & Haas Co.                                                        386,098
                                                                               ---------------
                                                                                     2,281,772
                                                                               ---------------
                CHEMICALS: SPECIALTY (0.8%)
        7,300   Air Products & Chemicals, Inc.                                 $       385,659
       13,990   Great Lakes Chemical Corp.                                             380,388
       10,200   Praxair, Inc.                                                          389,640
        6,400   Sigma-Aldrich Corp.                                                    365,952
                                                                               ---------------
                                                                                     1,521,639
                                                                               ---------------
                COMMERCIAL PRINTING/
                FORMS (0.4%)
        8,900   Deluxe Corp.                                                           367,837
       13,000   Donnelley (R.R.) & Sons Co.                                            391,950
                                                                               ---------------
                                                                                       759,787
                                                                               ---------------
                COMPUTER
                COMMUNICATIONS (0.4%)
       29,800   Avaya Inc.*                                                            385,612
       16,100   Cisco Systems, Inc.*                                                   391,069
                                                                               ---------------
                                                                                       776,681
                                                                               ---------------
                COMPUTER PERIPHERALS (0.6%)
       28,600   EMC Corp.*                                                             369,512
        4,900   Lexmark International, Inc.*                                           385,336
       17,400   Network Appliance, Inc.*                                               357,222
                                                                               ---------------
                                                                                     1,112,070
                                                                               ---------------
                COMPUTER PROCESSING
                HARDWARE (1.2%)
       17,500   Apple Computer, Inc.*                                                  373,975
       10,730   Dell Inc.*                                                             364,391
       80,100   Gateway, Inc.*                                                         368,460
       16,100   Hewlett-Packard Co.                                                    369,817
        9,800   NCR Corp.*                                                             380,240
       87,300   Sun Microsystems, Inc.*                                                391,977
                                                                               ---------------
                                                                                     2,248,860
                                                                               ---------------
                CONSTRUCTION MATERIALS (0.2%)
        7,900   Vulcan Materials Co.                                                   375,803
                                                                               ---------------
                CONSUMER SUNDRIES (0.2%)
       17,200   American Greetings Corp.
                  (Class A)*                                                           376,164
                                                                               ---------------

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                                       97

  NUMBER OF
   SHARES                                                                            VALUE
----------------------------------------------------------------------------------------------
                CONTAINERS/PACKAGING (1.0%)
        6,400   Ball Corp.                                                     $       381,248
        7,500   Bemis Company, Inc.                                                    375,000
       15,800   Pactiv Corp.*                                                          377,620
        6,890   Sealed Air Corp.*                                                      373,025
        6,240   Temple-Inland, Inc.                                                    391,061
                                                                               ---------------
                                                                                     1,897,954
                                                                               ---------------
                CONTRACT DRILLING (0.8%)
        9,000   Nabors Industries, Ltd.
                  (Bermuda)*                                                           373,500
       10,200   Noble Corp.*                                                           364,956
       15,500   Rowan Companies, Inc.*                                                 359,135
       15,600   Transocean Inc.*                                                       374,556
                                                                               ---------------
                                                                                     1,472,147
                                                                               ---------------
                DATA PROCESSING
                SERVICES (1.5%)
        9,400   Automatic Data
                  Processing, Inc.                                                     372,334
        8,700   Computer Sciences Corp.*                                               384,801
       25,100   Concord EFS, Inc.*                                                     372,484
       20,900   Convergys Corp.*                                                       364,914
        9,100   First Data Corp.                                                       373,919
        9,160   Fiserv, Inc.*                                                          361,912
        9,900   Paychex, Inc.                                                          368,280
       13,100   SunGard Data Systems Inc.*                                             363,001
                                                                               ---------------
                                                                                     2,961,645
                                                                               ---------------
                DEPARTMENT STORES (1.2%)
       22,800   Dillard's, Inc. (Class A)                                              375,288
        8,000   Federated Department
                  Stores, Inc.                                                         377,040
        8,300   Kohl's Corp.*                                                          373,002
       13,440   May Department Stores Co.                                              390,701
       14,900   Penney (J.C.) Co., Inc.                                                391,572
        8,200   Sears, Roebuck & Co.                                                   373,018
                                                                               ---------------
                                                                                     2,280,621
                                                                               ---------------
                DISCOUNT STORES (1.2%)
       26,900   Big Lots, Inc.*                                                        382,249
       10,300   Costco Wholesale Corp.*                                                382,954
       17,800   Dollar General Corp.                                                   373,622
       10,400   Family Dollar Stores, Inc.                                     $       373,152
        9,650   Target Corp.                                                           370,560
        6,920   Wal-Mart Stores, Inc.                                                  367,106
                                                                               ---------------
                                                                                     2,249,643
                                                                               ---------------
                DRUGSTORE CHAINS (0.4%)
       11,000   CVS Corp.                                                              397,320
       10,320   Walgreen Co.                                                           375,442
                                                                               ---------------
                                                                                       772,762
                                                                               ---------------
                ELECTRIC UTILITIES (5.1%)
       42,900   AES Corp. (The)*                                                       404,976
       30,190   Allegheny Energy, Inc.*                                                385,224
        8,000   Ameren Corp.                                                           368,000
       12,100   American Electric Power
                  Co., Inc.                                                            369,171
       37,800   CenterPoint Energy, Inc.                                               366,282
        9,560   Cinergy Corp.                                                          371,024
       43,400   CMS Energy Corp.*                                                      369,768
        8,500   Consolidated Edison, Inc.                                              365,585
        9,400   Constellation Energy
                  Group, Inc.                                                          368,104
        5,700   Dominion Resources, Inc.                                               363,831
        9,400   DTE Energy Co.                                                         370,360
       18,500   Duke Energy Corp.                                                      378,325
       17,650   Edison International*                                                  387,064
        6,490   Entergy Corp.                                                          370,774
        5,590   Exelon Corp.                                                           370,952
       10,800   FirstEnergy Corp.                                                      380,160
        5,600   FPL Group, Inc.                                                        366,352
       13,830   PG&E Corp.*                                                            384,059
        9,300   Pinnacle West Capital Corp.                                            372,186
        8,500   PPL Corp.                                                              371,875
        8,100   Progress Energy, Inc.                                                  366,606
        8,300   Public Service Enterprise
                  Group, Inc.                                                          363,540
       12,100   Southern Co. (The)                                                     366,025
       25,800   TECO Energy, Inc.                                                      371,778
       15,460   TXU Corp.                                                              366,711
       21,050   Xcel Energy, Inc.                                                      357,429
                                                                               ---------------
                                                                                     9,676,161
                                                                               ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES                                                                            VALUE
----------------------------------------------------------------------------------------------
                ELECTRICAL PRODUCTS (1.2%)
       15,900   American Power
                Conversion Corp.                                               $       388,755
        6,700   Cooper Industries Ltd.
                  (Class A) (Bermuda)                                                  388,131
        5,900   Emerson Electric Co.                                                   382,025
       11,300   Molex Inc.                                                             394,257
       34,700   Power-One, Inc.*                                                       375,801
       16,700   Thomas & Betts Corp.*                                                  382,263
                                                                               ---------------
                                                                                     2,311,232
                                                                               ---------------
                ELECTRONIC COMPONENTS (0.8%)
       12,800   Jabil Circuit, Inc.*                                                   362,240
        7,060   QLogic Corp.*                                                          364,296
       30,900   Sanmina-SCI Corp.*                                                     389,649
       63,700   Solectron Corp.*                                                       376,467
                                                                               ---------------
                                                                                     1,492,652
                                                                               ---------------
                ELECTRONIC EQUIPMENT/
                INSTRUMENTS (1.8%)
       13,700   Agilent Technologies, Inc.*                                            400,588
      107,970   JDS Uniphase Corp.*                                                    394,090
       10,670   Rockwell Automation, Inc.                                              379,852
       13,200   Scientific-Atlanta, Inc.                                               360,360
       23,400   Symbol Technologies, Inc.                                              395,226
       12,100   Tektronix, Inc.                                                        382,360
       15,000   Thermo Electron Corp.*                                                 378,000
       11,800   Waters Corp.*                                                          391,288
       28,100   Xerox Corp.*                                                           387,780
                                                                               ---------------
                                                                                     3,469,544
                                                                               ---------------
                ELECTRONIC PRODUCTION
                EQUIPMENT (0.8%)
       17,200   Applied Materials, Inc.*                                               386,140
        6,500   KLA-Tencor Corp.*                                                      381,355
        9,200   Novellus Systems, Inc.*                                                386,860
       15,400   Teradyne, Inc.*                                                        391,930
                                                                               ---------------
                                                                                     1,546,285
                                                                               ---------------
                ELECTRONICS/APPLIANCE
                STORES (0.6%)
        7,170   Best Buy Co., Inc.                                                     374,561
       35,500   Circuit City Stores -
                  Circuit City Group                                                   359,615
       11,890   RadioShack Corp.                                               $       364,785
                                                                               ---------------
                                                                                     1,098,961
                                                                               ---------------
                ELECTRONICS/APPLIANCES (0.6%)
       15,400   Eastman Kodak Co.                                                      395,318
       13,200   Maytag Corp.                                                           367,620
        5,090   Whirlpool Corp.                                                        369,788
                                                                               ---------------
                                                                                     1,132,726
                                                                               ---------------
                ENERGY (0.2%)
        6,300   Kinder Morgan, Inc.                                                    372,330
                                                                               ---------------
                ENGINEERING &
                CONSTRUCTION (0.2%)
        9,350   Fluor Corp. (New)                                                      370,634
                                                                               ---------------
                ENVIRONMENTAL SERVICES (0.4%)
       27,920   Allied Waste Industries, Inc.                                          387,530
       13,000   Waste Management, Inc.                                                 384,800
                                                                               ---------------
                                                                                       772,330
                                                                               ---------------
                FINANCE/RENTAL/
                LEASING (1.5%)
        6,000   Capital One Financial Corp.                                            367,740
        5,067   Countrywide Financial Corp.                                            384,307
        5,000   Fannie Mae                                                             375,300
        6,400   Freddie Mac                                                            373,248
       14,960   MBNA Corp.                                                             371,756
       31,400   Providian Financial Corp.*                                             365,496
       11,200   Ryder System, Inc.                                                     382,480
        9,630   SLM Corp.                                                              362,858
                                                                               ---------------
                                                                                     2,983,185
                                                                               ---------------
                FINANCIAL
                CONGLOMERATES (1.4%)
        7,640   American Express Co.*                                                  368,477
        7,600   Citigroup Inc.                                                         368,904
       10,030   J.P. Morgan Chase & Co.                                                368,402
        9,860   John Hancock Financial
                  Services, Inc.                                                       369,750
       11,100   Principal Financial
                  Group, Inc.                                                          367,077
        9,200   Prudential Financial, Inc.                                             384,284
        7,400   State Street Corp.                                                     385,392
                                                                               ---------------
                                                                                     2,612,286
                                                                               ---------------

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                                       99

  NUMBER OF
   SHARES                                                                            VALUE
----------------------------------------------------------------------------------------------
                FINANCIAL PUBLISHING/
                SERVICES (0.6%)
       15,000   Equifax, Inc.                                                  $       367,500
        5,300   McGraw-Hill Companies,
                  Inc. (The)                                                           370,576
        6,050   Moody's Corp.                                                          366,327
                                                                               ---------------
                                                                                     1,104,403
                                                                               ---------------
                FOOD DISTRIBUTORS (0.2%)
       10,330   SYSCO Corp.                                                            384,586
                                                                               ---------------
                FOOD RETAIL (1.0%)
       16,200   Albertson's, Inc.                                                      366,930
       20,100   Kroger Co.*                                                            372,051
       17,100   Safeway Inc.*                                                          374,661
       13,400   Supervalu, Inc.                                                        383,106
       39,000   Winn-Dixie Stores, Inc.                                                388,050
                                                                               ---------------
                                                                                     1,884,798
                                                                               ---------------
                FOOD: MAJOR
                DIVERSIFIED (1.2%)
       13,500   Campbell Soup Co.                                                      361,800
        8,100   General Mills, Inc.                                                    366,930
       10,100   Heinz (H.J.) Co.                                                       367,943
       10,000   Kellogg Co.                                                            380,800
        7,800   PepsiCo, Inc.                                                          363,636
       17,360   Sara Lee Corp.                                                         376,886
                                                                               ---------------
                                                                                     2,217,995
                                                                               ---------------
                FOOD: MEAT/FISH/DAIRY (0.2%)
       14,300   ConAgra Foods Inc.                                                     377,377
                                                                               ---------------
                FOOD: SPECIALTY/CANDY (0.6%)
        4,700   Hershey Foods Corp.                                                    361,853
       12,320   McCormick & Co., Inc.
                  (Non-Voting)                                                         370,832
        6,600   Wrigley (Wm.) Jr. Co. (Class A)                                        370,986
                                                                               ---------------
                                                                                     1,103,671
                                                                               ---------------
                FOREST PRODUCTS (0.4%)
       21,400   Louisiana-Pacific Corp.*                                               382,632
        5,890   Weyerhaeuser Co.                                                       376,960
                                                                               ---------------
                                                                                       759,592
                                                                               ---------------
                GAS DISTRIBUTORS (1.1%)
       88,000   Dynegy, Inc. (Class A)*                                        $       376,640
        9,900   KeySpan Corp.                                                          364,320
       10,500   Nicor Inc.                                                             357,420
       16,960   NiSource, Inc.                                                         372,102
        8,660   Peoples Energy Corp.                                                   364,066
       12,200   Sempra Energy                                                          366,732
                                                                               ---------------
                                                                                     2,201,280
                                                                               ---------------
                HOME BUILDING (0.6%)
        3,500   Centex Corp.                                                           376,775
        5,100   KB HOME                                                                369,852
        4,010   Pulte Homes, Inc.                                                      375,416
                                                                               ---------------
                                                                                     1,122,043
                                                                               ---------------
                HOME FURNISHINGS (0.6%)
       17,060   Leggett & Platt, Inc.                                                  369,008
       16,200   Newell Rubbermaid, Inc.                                                368,874
       22,600   Tupperware Corp.                                                       391,884
                                                                               ---------------
                                                                                     1,129,766
                                                                               ---------------
                HOME IMPROVEMENT
                CHAINS (0.6%)
       10,400   Home Depot, Inc. (The)                                                 369,096
        6,600   Lowe's Companies, Inc.                                                 365,574
       11,200   Sherwin-Williams Co.                                                   389,088
                                                                               ---------------
                                                                                     1,123,758
                                                                               ---------------
                HOSPITAL/NURSING
                MANAGEMENT (0.8%)
        8,900   HCA, Inc.                                                              382,344
       15,500   Health Management
                  Associates, Inc.
                  (Class A)                                                            372,000
       11,400   Manor Care, Inc.                                                       394,098
       23,500   Tenet Healthcare Corp.*                                                377,175
                                                                               ---------------
                                                                                     1,525,617
                                                                               ---------------
                HOTELS/RESORTS/
                CRUISELINES (0.8%)
        9,490   Carnival Corp.                                                         377,038
       21,500   Hilton Hotels Corp.                                                    368,295

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                                       100

  NUMBER OF
   SHARES                                                                            VALUE
----------------------------------------------------------------------------------------------
        7,900   Marriott International,
                  Inc. (Class A)                                               $       364,980
       10,200   Starwood Hotels & Resorts
                  Worldwide, Inc.                                                      366,894
                                                                               ---------------
                                                                                     1,477,207
                                                                               ---------------
                HOUSEHOLD/PERSONAL
                CARE (1.5%)
        6,000   Alberto-Culver Co. (Class B)                                           378,480
        5,400   Avon Products, Inc.                                                    364,446
        7,520   Clorox Co. (The)                                                       365,171
        7,400   Colgate-Palmolive Co.                                                  370,370
       10,000   Gillette Co. (The)                                                     367,300
       10,630   International Flavors &
                  Fragrances, Inc.                                                     371,200
        6,600   Kimberly-Clark Corp.                                                   389,994
        3,700   Procter & Gamble Co. (The)                                             369,556
                                                                               ---------------
                                                                                     2,976,517
                                                                               ---------------
                INDUSTRIAL
                CONGLOMERATES (1.6%)
        4,500   3M Co.                                                                 382,635
       11,850   General Electric Co.                                                   367,113
       11,700   Honeywell International, Inc.                                          391,131
        5,700   Ingersoll Rand Co.
                  (Class A) (Bermuda)                                                  386,916
        5,200   ITT Industries, Inc.                                                   385,892
        6,690   Textron, Inc.                                                          381,731
       14,600   Tyco International Ltd.
                  (Bermuda)                                                            386,900
        4,070   United Technologies Corp.                                              385,714
                                                                               ---------------
                                                                                     3,068,032
                                                                               ---------------
                INDUSTRIAL MACHINERY (0.4%)
        4,600   Illinois Tool Works Inc.                                               385,986
        6,530   Parker-Hannifin Corp.                                                  388,535
                                                                               ---------------
                                                                                       774,521
                                                                               ---------------
                INDUSTRIAL SPECIALTIES (0.4%)
       13,400   Ecolab Inc.                                                            366,758
        6,000   PPG Industries, Inc.                                                   384,120
                                                                               ---------------
                                                                                       750,878
                                                                               ---------------
                INFORMATION TECHNOLOGY
                SERVICES (1.0%)
       16,790   Citrix Systems, Inc.*                                          $       356,116
       15,600   Electronic Data Systems Corp.                                          382,824
        3,900   International Business
                  Machines Corp.                                                       361,452
       17,330   PeopleSoft, Inc.*                                                      395,124
       24,800   Unisys Corp.*                                                          368,280
                                                                               ---------------
                                                                                     1,863,796
                                                                               ---------------
                INSURANCE BROKERS/
                SERVICES (0.4%)
       15,600   AON Corp.                                                              373,464
        7,700   Marsh & McLennan
                  Companies, Inc.                                                      368,753
                                                                               ---------------
                                                                                       742,217
                                                                               ---------------
                INTEGRATED OIL (0.8%)
        6,800   Amerada Hess Corp.                                                     361,556
        4,380   ChevronTexaco Corp.                                                    378,388
        5,660   ConocoPhillips                                                         371,126
        9,070   Exxon Mobil Corp.                                                      371,870
                                                                               ---------------
                                                                                     1,482,940
                                                                               ---------------
                INTERNET SOFTWARE/
                SERVICES (0.4%)
       26,800   Siebel Systems, Inc.*                                                  371,716
        8,580   Yahoo! Inc.*                                                           387,559
                                                                               ---------------
                                                                                       759,275
                                                                               ---------------
                INVESTMENT BANKS/
                BROKERS (1.2%)
        4,700   Bear Stearns Companies,
                  Inc. (The)                                                           375,765
        3,800   Goldman Sachs Group,
                  Inc. (The)                                                           375,174
        4,870   Lehman Brothers Holdings Inc.                                          376,061
        6,300   Merrill Lynch & Co., Inc.                                              369,495
        6,700   Morgan Stanley (Note 4)                                                387,729
       31,800   Schwab (Charles) Corp.                                                 376,512
                                                                               ---------------
                                                                                     2,260,736
                                                                               ---------------

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                                       101

  NUMBER OF
   SHARES                                                                            VALUE
----------------------------------------------------------------------------------------------
                INVESTMENT MANAGERS (1.0%)
       12,600   Federated Investors,
                  Inc. (Class B)                                               $       369,936
        7,500   Franklin Resources, Inc.                                               390,450
       22,900   Janus Capital Group, Inc.                                              375,789
       11,400   Mellon Financial Corp.                                                 366,054
        8,200   Price (T.) Rowe Group, Inc.                                            388,762
                                                                               ---------------
                                                                                     1,890,991
                                                                               ---------------
                LIFE/HEALTH INSURANCE (1.2%)
       10,400   AFLAC, Inc.                                                            376,272
        7,440   Jefferson-Pilot Corp.                                                  376,836
        9,260   Lincoln National Corp.                                                 373,826
       11,000   MetLife, Inc.                                                          370,370
        8,350   Torchmark Corp.                                                        380,259
       23,600   UnumProvident Corp.                                                    372,172
                                                                               ---------------
                                                                                     2,249,735
                                                                               ---------------
                MAJOR BANKS (2.7%)
        4,600   Bank of America Corp.                                                  369,978
       10,980   Bank of New York Co., Inc. (The)                                       363,658
        8,280   Bank One Corp.                                                         377,485
        9,580   BB&T Corp.                                                             370,171
        6,620   Comerica, Inc.                                                         371,117
        8,900   FleetBoston Financial Corp.                                            388,485
       16,500   Huntington Bancshares, Inc.                                            371,250
       12,720   KeyCorp                                                                372,950
       11,000   National City Corp.                                                    373,340
        7,000   PNC Financial Services
                  Group                                                                383,110
       11,370   SouthTrust Corp.                                                       372,140
        5,180   SunTrust Banks, Inc.                                                   370,370
        8,100   Wachovia Corp.                                                         377,379
        6,200   Wells Fargo & Co.                                                      365,118
                                                                               ---------------
                                                                                     5,226,551
                                                                               ---------------
                MAJOR
                TELECOMMUNICATIONS (0.8%)
        8,000   ALLTEL Corp.                                                           372,640
       13,800   BellSouth Corp.                                                        390,540
       15,000   SBC Communications, Inc.                                               391,050
       22,900   Sprint Corp. (FON Group)                                               376,018
                                                                               ---------------
                                                                                     1,530,248
                                                                               ---------------
                MANAGED HEALTH CARE (1.2%)
        5,800   Aetna, Inc.                                                    $       391,964
        4,900   Anthem, Inc.*                                                          367,500
        6,800   CIGNA Corp.                                                            391,000
       16,900   Humana, Inc.*                                                          386,165
        6,800   UnitedHealth Group Inc.                                                395,624
        4,000   WellPoint Health
                  Networks, Inc.*                                                      387,960
                                                                               ---------------
                                                                                     2,320,213
                                                                               ---------------
                MEDIA CONGLOMERATES (0.6%)
       15,700   Disney (Walt) Co. (The)                                                366,281
       20,400   Time Warner Inc.*                                                      366,996
        8,300   Viacom Inc. (Class B)
                  (Non-Voting)                                                         368,354
                                                                               ---------------
                                                                                     1,101,631
                                                                               ---------------
                MEDICAL DISTRIBUTORS (0.5%)
        5,900   AmerisourceBergen Corp.                                                331,285
        5,800   Cardinal Health, Inc.                                                  354,728
       11,700   McKesson Corp.                                                         376,272
                                                                               ---------------
                                                                                     1,062,285
                                                                               ---------------
                MEDICAL SPECIALTIES (3.0%)
       17,700   Applera Corp. - Applied
                  Biosystems Group                                                     366,567
        4,560   Bard (C.R.), Inc.                                                      370,500
        7,400   Bausch & Lomb, Inc.                                                    384,060
       12,120   Baxter International, Inc.                                             369,902
        9,100   Becton, Dickinson & Co.                                                374,374
       10,400   Biomet, Inc.                                                           378,664
       10,400   Boston Scientific Corp.*                                               382,304
        6,500   Guidant Corp.                                                          391,300
        7,560   Medtronic, Inc.                                                        367,492
        8,600   Millipore Corp.*                                                       370,230
       14,000   Pall Corp.                                                             375,620
       21,600   PerkinElmer, Inc.                                                      368,712
        6,100   St. Jude Medical, Inc.*                                                374,235
        4,440   Stryker Corp.                                                          377,444
        5,500   Zimmer Holdings, Inc.*                                                 387,200
                                                                               ---------------
                                                                                     5,638,604
                                                                               ---------------

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                                       102

  NUMBER OF
   SHARES                                                                            VALUE
----------------------------------------------------------------------------------------------
                MISCELLANEOUS COMMERCIAL
                SERVICES (0.2%)
       16,600   Sabre Holdings Corp.                                           $       358,394
                                                                               ---------------
                MISCELLANEOUS
                MANUFACTURING (0.6%)
       12,530   Crane Co.                                                              385,172
        4,200   Danaher Corp.                                                          385,350
        9,300   Dover Corp.                                                            369,675
                                                                               ---------------
                                                                                     1,140,197
                                                                               ---------------
                MOTOR VEHICLES (0.6%)
       23,590   Ford Motor Co.                                                         377,440
        7,250   General Motors Corp.                                                   387,150
        7,600   Harley-Davidson, Inc.                                                  361,228
                                                                               ---------------
                                                                                     1,125,818
                                                                               ---------------
                MULTI-LINE INSURANCE (0.8%)
        5,600   American International
                  Group, Inc.                                                          371,168
        6,280   Hartford Financial Services
                  Group, Inc. (The) (Note 4)                                           370,708
        8,000   Loews Corp.                                                            395,600
        9,500   Safeco Corp.                                                           369,835
                                                                               ---------------
                                                                                     1,507,311
                                                                               ---------------
                OFFICE EQUIPMENT/
                SUPPLIES (0.4%)
        6,800   Avery Dennison Corp.                                                   380,936
        9,260   Pitney Bowes, Inc.                                                     376,141
                                                                               ---------------
                                                                                       757,077
                                                                               ---------------
                OIL & GAS PIPELINES (0.4%)
       46,600   El Paso Corp.                                                          381,654
       37,000   Williams Companies,
                  Inc. (The)                                                           363,340
                                                                               ---------------
                                                                                       744,994
                                                                               ---------------
                OIL & GAS PRODUCTION (1.6%)
        7,600   Anadarko Petroleum Corp.                                               387,676
        4,700   Apache Corp.                                                           381,170
        6,800   Burlington Resources, Inc.                                             376,584
        6,700   Devon Energy Corp.                                                     383,642
        7,900   EOG Resources, Inc.                                            $       364,743
        7,910   Kerr-McGee Corp.                                                       367,736
        9,140   Occidental Petroleum Corp.                                             386,074
       10,500   Unocal Corp.                                                           386,715
                                                                               ---------------
                                                                                     3,034,340
                                                                               ---------------
                OIL REFINING/MARKETING (0.6%)
        8,690   Ashland, Inc.                                                          382,881
       11,700   Marathon Oil Corp.                                                     387,153
        7,480   Sunoco, Inc.                                                           382,602
                                                                               ---------------
                                                                                     1,152,636
                                                                               ---------------
                OILFIELD SERVICES/
                EQUIPMENT (0.7%)
       11,400   Baker Hughes Inc.                                                      366,624
       10,100   BJ Services Co.*                                                       362,590
       13,900   Halliburton Co.                                                        361,400
        6,600   Schlumberger, Ltd.                                                     361,152
                                                                               ---------------
                                                                                     1,451,766
                                                                               ---------------
                OTHER CONSUMER
                SERVICES (0.8%)
        5,290   Apollo Group, Inc.
                  (Class A)*                                                           359,720
        7,100   Block (H.&R.), Inc.                                                    393,127
       16,890   Cendant Corp.*                                                         376,140
        6,020   eBay Inc.*                                                             388,832
                                                                               ---------------
                                                                                     1,517,819
                                                                               ---------------
                OTHER CONSUMER
                SPECIALTIES (0.2%)
        5,470   Fortune Brands, Inc.                                                   391,050
                                                                               ---------------
                OTHER METALS/MINERALS (0.2%)
        4,900   Phelps Dodge Corp.*                                                    372,841
                                                                               ---------------
                PACKAGED SOFTWARE (2.5%)
        9,200   Adobe Systems, Inc.                                                    361,560
       15,570   Autodesk, Inc.                                                         382,711
       20,700   BMC Software, Inc.*                                                    386,055
       13,400   Computer Associates
                  International, Inc.                                                  366,356
       60,400   Compuware Corp.*                                                       364,816
        6,900   Intuit Inc.*                                                           365,079

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                                       103

  NUMBER OF
   SHARES                                                                            VALUE
----------------------------------------------------------------------------------------------
        7,600   Mercury Interactive Corp.*                                     $       369,664
       13,400   Microsoft Corp.                                                        369,036
       36,300   Novell, Inc.*                                                          381,876
       28,000   Oracle Corp.*                                                          369,600
       96,300   Parametric Technology Corp.*                                           379,422
       11,000   Symantec Corp.*                                                        381,150
       10,480   VERITAS Software Corp.*                                                389,437
                                                                               ---------------
                                                                                     4,866,762
                                                                               ---------------
                PERSONNEL SERVICES (0.4%)
       16,400   Monster Worldwide Inc.*                                                360,144
       16,390   Robert Half International, Inc.*                                       382,543
                                                                               ---------------
                                                                                       742,687
                                                                               ---------------
                PHARMACEUTICALS:
                GENERIC DRUGS (0.2%)
        8,000   Watson Pharmaceuticals, Inc.*                                          368,000
                                                                               ---------------
                PHARMACEUTICALS: MAJOR (1.5%)
        7,800   Abbott Laboratories                                                    363,480
       13,200   Bristol-Myers Squibb Co.                                               377,520
        7,200   Johnson & Johnson                                                      371,952
        5,400   Lilly (Eli) & Co.                                                      379,782
        8,100   Merck & Co. Inc.                                                       374,220
       10,500   Pfizer Inc.                                                            370,965
       21,500   Schering-Plough Corp.                                                  373,885
        8,700   Wyeth                                                                  369,315
                                                                               ---------------
                                                                                     2,981,119
                                                                               ---------------
                PHARMACEUTICALS: OTHER (0.6%)
        4,870   Allergan, Inc.                                                         374,065
        6,100   Forest Laboratories, Inc.*                                             376,980
       24,800   King Pharmaceuticals, Inc.*                                            378,448
                                                                               ---------------
                                                                                     1,129,493
                                                                               ---------------
                PRECIOUS METALS (0.4%)
        9,200   Freeport-McMoRan Copper &
                  Gold, Inc. (Class B)                                                 387,596
        8,000   Newmont Mining Corp.                                                   388,880
                                                                               ---------------
                                                                                       776,476
                                                                               ---------------
                PROPERTY - CASUALTY
                INSURERS (1.6%)
        9,300   ACE Ltd. (Bermuda)                                             $       385,206
        8,900   Allstate Corp. (The)                                                   382,878
        5,470   Chubb Corp. (The)                                                      372,507
        8,800   Cincinnati Financial Corp.                                             368,544
        4,600   Progressive Corp. (The)                                                384,514
        9,430   St. Paul Companies, Inc. (The)                                         373,899
       22,300   Travelers Property
                  Casualty Corp. (Class B)                                             378,431
        4,700   XL Capital Ltd. (Class A)                                              364,485
                                                                               ---------------
                                                                                     3,010,464
                                                                               ---------------
                PUBLISHING: BOOKS/
                MAGAZINES (0.2%)
        7,490   Meredith Corp.                                                         365,587
                                                                               ---------------
                PUBLISHING: NEWSPAPERS (1.0%)
        7,410   Dow Jones & Co., Inc.                                                  369,389
        4,100   Gannett Co., Inc.                                                      365,556
        4,800   Knight-Ridder, Inc.                                                    371,376
        8,000   New York Times Co. (The)
                  (Class A)                                                            382,320
        7,500   Tribune Co.                                                            387,000
                                                                               ---------------
                                                                                     1,875,641
                                                                               ---------------
                PULP & PAPER (0.8%)
       12,000   Boise Cascade Corp.                                                    394,320
       12,700   Georgia-Pacific Corp.                                                  389,509
        8,600   International Paper Co.                                                370,746
       12,590   MeadWestvaco Corp.                                                     374,553
                                                                               ---------------
                                                                                     1,529,128
                                                                               ---------------
                RAILROADS (0.8%)
       11,400   Burlington Northern
                  Santa Fe Corp.                                                       368,790
       10,700   CSX Corp.                                                              384,558
       16,300   Norfolk Southern Corp.                                                 385,495
        5,300   Union Pacific Corp.                                                    368,244
                                                                               ---------------
                                                                                     1,507,087
                                                                               ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES                                                                            VALUE
----------------------------------------------------------------------------------------------
                REAL ESTATE INVESTMENT
                TRUSTS (1.1%)
       10,500   Apartment Investment &
                  Management Co. (Class A)                                     $       362,250
       12,700   Equity Office Properties Trust                                         363,855
       12,400   Equity Residential                                                     365,924
       12,600   Plum Creek Timber Co., Inc.                                            383,670
       11,500   ProLogis Trust                                                         369,035
        7,970   Simon Property Group, Inc.                                             369,330
                                                                               ---------------
                                                                                     2,214,064
                                                                               ---------------
                RECREATIONAL PRODUCTS (0.8%)
       12,070   Brunswick Corp.                                                        384,188
        7,700   Electronic Arts Inc.*                                                  367,906
       17,610   Hasbro, Inc.                                                           374,741
       19,120   Mattel, Inc.                                                           368,442
                                                                               ---------------
                                                                                     1,495,277
                                                                               ---------------
                REGIONAL BANKS (2.3%)
       15,500   AmSouth Bancorporation                                                 379,750
       10,922   Charter One Financial, Inc.                                            377,355
        6,300   Fifth Third Bancorp                                                    372,330
        8,300   First Tennessee National Corp.                                         366,030
       10,000   Marshall & Ilsley Corp.                                                382,500
        9,200   North Fork Bancorporation, Inc.                                        372,324
        7,980   Northern Trust Corp.                                                   370,432
        9,900   Regions Financial Corp.                                                368,280
       13,200   Synovus Financial Corp.                                                381,744
       13,000   U.S. Bancorp                                                           387,140
       11,700   Union Planters Corp.                                                   368,433
        6,000   Zions Bancorporation                                                   367,980
                                                                               ---------------
                                                                                     4,494,298
                                                                               ---------------
                RESTAURANTS (1.0%)
       17,700   Darden Restaurants, Inc.                                               372,408
       15,100   McDonald's Corp.                                                       374,933
       11,800   Starbucks Corp.*                                                       390,108
       10,100   Wendy's International, Inc.                                            396,324
       10,860   Yum! Brands, Inc.*                                                     373,584
                                                                               ---------------
                                                                                     1,907,357
                                                                               ---------------
                SAVINGS BANKS (0.4%)
        3,700   Golden West Financial Corp.                                    $       381,803
        9,200   Washington Mutual, Inc.                                                369,104
                                                                               ---------------
                                                                                       750,907
                                                                               ---------------
                SEMICONDUCTORS (3.0%)
       25,800   Advanced Micro Devices, Inc.*                                          384,420
       16,500   Altera Corp.*                                                          374,550
        8,500   Analog Devices, Inc.                                                   388,025
       63,600   Applied Micro Circuits Corp.*                                          380,328
       11,150   Broadcom Corp. (Class A)*                                              380,104
       12,000   Intel Corp.                                                            386,400
        8,900   Linear Technology Corp.                                                374,423
       41,500   LSI Logic Corp.*                                                       368,105
        7,900   Maxim Integrated
                  Products, Inc.                                                       393,420
       26,900   Micron Technology, Inc.*                                               362,343
        9,400   National Semiconductor
                  Corp.*                                                               370,454
       16,800   NVIDIA Corp.*                                                          390,600
       19,600   PMC - Sierra, Inc.*                                                    394,940
       13,300   Texas Instruments Inc.                                                 390,754
       10,000   Xilinx, Inc.*                                                          387,400
                                                                               ---------------
                                                                                     5,726,266
                                                                               ---------------
                SERVICES TO THE HEALTH
                INDUSTRY (0.8%)
        5,500   Express Scripts, Inc.
                  (Class A)*                                                           365,365
       15,400   IMS Health Inc.                                                        382,844
       10,800   Medco Health Solutions Inc.*                                           367,092
        5,400   Quest Diagnostics Inc.*                                                394,794
                                                                               ---------------
                                                                                     1,510,095
                                                                               ---------------
                SPECIALTY INSURANCE (0.6%)
        5,300   Ambac Financial Group, Inc.                                            367,767
        6,300   MBIA Inc.                                                              373,149
        6,670   MGIC Investment Corp.                                                  379,790
                                                                               ---------------
                                                                                     1,120,706
                                                                               ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES                                                                            VALUE
----------------------------------------------------------------------------------------------
                SPECIALTY STORES (1.4%)
       20,100   AutoNation, Inc.*                                              $       369,237
        4,300   AutoZone, Inc.*                                                        366,403
        8,530   Bed Bath & Beyond Inc.*                                                369,776
       22,400   Office Depot, Inc.*                                                    374,304
       13,900   Staples, Inc.*                                                         379,470
        8,530   Tiffany & Co.                                                          385,556
       29,800   Toys 'R' Us, Inc.*                                                     376,672
                                                                               ---------------
                                                                                     2,621,418
                                                                               ---------------
                SPECIALTY
                TELECOMMUNICATIONS (0.6%)
       11,500   CenturyTel, Inc.                                                       375,130
       30,000   Citizens Communications Co.*                                           372,600
       97,000   Qwest Communications
                  International, Inc.*                                                 419,040
                                                                               ---------------
                                                                                     1,166,770
                                                                               ---------------
                STEEL (0.8%)
       29,300   Allegheny Technologies Inc.                                            387,346
        6,800   Nucor Corp.                                                            380,800
       10,700   United States Steel Corp.                                              374,714
       21,400   Worthington Industries, Inc.                                           385,842
                                                                               ---------------
                                                                                     1,528,702
                                                                               ---------------
                TELECOMMUNICATION
                EQUIPMENT (1.8%)
      133,580   ADC Telecommunications, Inc.*                                          396,733
       32,000   Andrew Corp.*                                                          368,320
       60,000   CIENA Corp.*                                                           398,400
       21,000   Comverse Technology, Inc.*                                             369,390
       35,800   Corning Inc.*                                                          373,394
      134,600   Lucent Technologies Inc.*                                              382,264
       27,800   Motorola, Inc.                                                         391,146
        7,200   QUALCOMM Inc.                                                          388,296
       47,100   Tellabs, Inc.*                                                         397,053
                                                                               ---------------
                                                                                     3,464,996
                                                                               ---------------
                TELECOMMUNICATIONS (0.4%)
       18,400   AT&T Corp.                                                             373,520
       10,700   Verizon Communications Inc.                                            375,356
                                                                               ---------------
                                                                                       748,876
                                                                               ---------------
                TOBACCO (0.6%)
        7,100   Altria Group, Inc.                                             $       386,382
        6,710   R. J. Reynolds Tobacco
                  Holdings, Inc.                                                       390,187
       10,400   UST, Inc.                                                              371,176
                                                                               ---------------
                                                                                     1,147,745
                                                                               ---------------
                TOOLS/HARDWARE (0.6%)
        7,800   Black & Decker Corp. (The)                                             384,696
       11,800   Snap-On, Inc.                                                          380,432
       10,280   Stanley Works (The)                                                    389,304
                                                                               ---------------
                                                                                     1,154,432
                                                                               ---------------
                TRUCKS/CONSTRUCTION/
                FARM MACHINERY (1.0%)
        4,600   Caterpillar Inc.                                                       381,892
        7,400   Cummins Inc.*                                                          362,156
        5,900   Deere & Co.                                                            383,795
        7,900   Navistar International Corp.*                                          378,331
        4,500   PACCAR, Inc.                                                           383,040
                                                                               ---------------
                                                                                     1,889,214
                                                                               ---------------
                WHOLESALE DISTRIBUTORS (0.4%)
       11,050   Genuine Parts Co.                                                      366,860
        7,820   Grainger (W.W.), Inc.                                                  370,590
                                                                               ---------------
                                                                                       737,450
                                                                               ---------------
                WIRELESS
                TELECOMMUNICATIONS (0.6%)
       47,700   AT&T Wireless Services Inc.*                                           381,123
       14,200   Nextel Communications,
                  Inc. (Class A)*                                                      398,452
       68,400   Sprint Corp. (PCS Group)*                                              384,408
                                                                               ---------------
                                                                                     1,163,983
                                                                               ---------------
                TOTAL COMMON STOCKS
                (COST $132,533,930)                                                188,214,927
                                                                               ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN
  THOUSANDS                                                                         VALUE
----------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENT (1.5%)
                REPURCHASE AGREEMENT
$       2,927   Joint repurchase agreement
                  account 0.98% due 01/02/04
                  (dated 12/31/03; proceeds
                  $2,927,159) (a)
                  (COST $2,927,000)                                            $     2,927,000
                                                                               ---------------
TOTAL INVESTMENTS
  (COST $135,460,930) (b)                                              100.3%      191,141,927
LIABILITIES IN EXCESS OF OTHER
  ASSETS                                                                (0.3)         (568,063)
                                                                       -----   ---------------
NET ASSETS                                                             100.0%   $  190,573,864
                                                                       =====   ===============

   *     NON-INCOME PRODUCING SECURITY.
   (a)   COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
   (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $136,037,525. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $60,859,865 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $5,755,463, RESULTING IN NET UNREALIZED APPRECIATION OF $55,104,402.

                        SEE NOTES TO FINANCIAL STATEMENTS

Growth

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2003

  NUMBER OF
   SHARES                                                                            VALUE
----------------------------------------------------------------------------------------------
                COMMON AND PREFERRED STOCKS (99.2%)
                AIR FREIGHT/COURIERS (0.7%)
        4,700   United Parcel Service, Inc.
                  (Class B)                                                    $       350,385
                                                                               ---------------
                APPAREL/FOOTWEAR RETAIL (1.1%)
        6,500   Abercrombie & Fitch Co.
                  (Class A)*                                                           160,615
        5,351   Chico's FAS, Inc.*                                                     197,719
        7,793   TJX Companies, Inc. (The)                                              171,836
                                                                               ---------------
                                                                                       530,170
                                                                               ---------------
                BEVERAGES: ALCOHOLIC (0.8%)
        6,800   Anheuser-Busch Companies, Inc.                                         358,224
                                                                               ---------------
                BEVERAGES: NON-ALCOHOLIC (2.0%)
       18,368   Coca-Cola Co. (The)                                                    932,176
                                                                               ---------------
                BIOTECHNOLOGY (3.1%)
       16,130   Amgen Inc.*                                                            996,834
        2,400   Biogen Idec Inc.*                                                       88,272
        4,200   Genzyme Corp.*                                                         207,228
        2,709   Gilead Sciences, Inc.*                                                 157,501
                                                                               ---------------
                                                                                     1,449,835
                                                                               ---------------
                BROADCASTING (1.8%)
       10,950   Clear Channel Communications,
                  Inc.                                                                 512,788
        8,312   Univision Communications Inc.
                  (Class A)*                                                           329,903
                                                                               ---------------
                                                                                       842,691
                                                                               ---------------
                CABLE/SATELLITE TV (0.8%)
       10,800   EchoStar Communications
                  Corp. (Class A)*                                                     367,200
                                                                               ---------------
                COMPUTER
                COMMUNICATIONS (2.9%)
       52,509   Cisco Systems, Inc.*                                                 1,275,444
        6,400   Juniper Networks, Inc.*                                                119,552
                                                                               ---------------
                                                                                     1,394,996
                                                                               ---------------
                COMPUTER PERIPHERALS (1.1%)
       15,447   EMC Corp.*                                                             199,575
       15,600   Network Appliance, Inc.*                                               320,268
                                                                               ---------------
                                                                                       519,843
                                                                               ---------------
                COMPUTER PROCESSING
                HARDWARE (1.5%)
       21,019   Dell Inc.*                                                     $       713,805
                                                                               ---------------
                DATA PROCESSING SERVICES (1.0%)
        7,720   First Data Corp.                                                       317,215
        4,700   Paychex, Inc.                                                          174,840
                                                                               ---------------
                                                                                       492,055
                                                                               ---------------
                DISCOUNT STORES (4.7%)
       15,180   Dollar Tree Stores, Inc.*                                              456,311
       18,574   Target Corp.                                                           713,242
       19,954   Wal-Mart Stores, Inc.                                                1,058,560
                                                                               ---------------
                                                                                     2,228,113
                                                                               ---------------
                DRUGSTORE CHAINS (0.3%)
        3,561   Walgreen Co.                                                           129,549
                                                                               ---------------
                ELECTRICAL PRODUCTS (0.8%)
        5,600   Emerson Electric Co.                                                   362,600
                                                                               ---------------
                ELECTRONIC COMPONENTS (0.7%)
        2,800   Amphenol Corp. (Class A)*                                              179,004
        2,700   SanDisk Corp.*                                                         165,078
                                                                               ---------------
                                                                                       344,082
                                                                               ---------------
                ELECTRONIC PRODUCTION
                EQUIPMENT (1.3%)
       19,581   Applied Materials, Inc.*                                               439,593
        4,375   Novellus Systems, Inc.*                                                183,969
                                                                               ---------------
                                                                                       623,562
                                                                               ---------------
                FINANCIAL CONGLOMERATES (5.0%)
       13,400   American Express Co.*                                                  646,282
       35,366   Citigroup Inc.                                                       1,716,666
                                                                               ---------------
                                                                                     2,362,948
                                                                               ---------------
                FOOD: MAJOR DIVERSIFIED (0.9%)
        9,096   PepsiCo, Inc.                                                          424,056
                                                                               ---------------
                HOME IMPROVEMENT
                CHAINS (2.3%)
       22,859   Home Depot, Inc. (The)                                                 811,266
        4,700   Lowe's Companies, Inc.                                                 260,333
                                                                               ---------------
                                                                                     1,071,599
                                                                               ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES                                                                            VALUE
----------------------------------------------------------------------------------------------
                HOTELS/RESORTS/
                CRUISELINES (0.6%)
        7,900   Carnival Corp. (Panama)                                        $       313,867
                                                                               ---------------
                HOUSEHOLD/PERSONAL CARE (2.5%)
        6,036   Colgate-Palmolive Co.                                                  302,102
        8,869   Procter & Gamble Co. (The)                                             885,836
                                                                               ---------------
                                                                                     1,187,938
                                                                               ---------------
                INDUSTRIAL CONGLOMERATES (7.5%)
       11,550   3M Co.                                                                 982,096
       82,021   General Electric Co.                                                 2,541,011
                                                                               ---------------
                                                                                     3,523,107
                                                                               ---------------
                INFORMATION TECHNOLOGY
                SERVICES (2.6%)
       18,150   Accenture Ltd. (Class A)
                (Bermuda)*                                                             477,708
        5,750   International Business
                Machines Corp.                                                         532,910
       10,100   PeopleSoft, Inc.*                                                      230,280
                                                                               ---------------
                                                                                     1,240,898
                                                                               ---------------
                INTEGRATED OIL (1.0%)
       11,025   Exxon Mobil Corp.                                                      452,025
                                                                               ---------------
                INTERNET RETAIL (1.1%)
       15,700   InterActiveCorp*                                                       532,701
                                                                               ---------------
                INTERNET SOFTWARE/
                SERVICES (1.1%)
       11,300   Yahoo! Inc.*                                                           510,421
                                                                               ---------------
                INVESTMENT BANKS/
                BROKERS (3.5%)
        9,101   Goldman Sachs Group,
                  Inc. (The)                                                           898,542
        6,400   Lehman Brothers Holdings Inc.                                          494,208
       21,900   Schwab (Charles) Corp. (The)                                           259,296
                                                                               ---------------
                                                                                     1,652,046
                                                                               ---------------
                MAJOR BANKS (2.4%)
       14,025   Bank of New York Co.,
                  Inc. (The)                                                           464,508
       11,050   Wells Fargo & Co.                                                      650,734
                                                                               ---------------
                                                                                     1,115,242
                                                                               ---------------
                MANAGED HEALTH CARE (2.5%)
        6,110   Anthem, Inc.*                                                  $       458,250
        8,000   Caremark Rx, Inc.*                                                     202,640
        8,700   UnitedHealth Group Inc.                                                506,166
                                                                               ---------------
                                                                                     1,167,056
                                                                               ---------------
                MEDIA CONGLOMERATES (1.7%)
        6,300   News Corporation Ltd. (The)
                  (Pref.) (ADR) (Australia)                                            190,575
       13,550   Viacom Inc. (Class B)
                  (Non-Voting)                                                         601,349
                                                                               ---------------
                                                                                       791,924
                                                                               ---------------
                MEDICAL SPECIALTIES (2.6%)
       10,200   Boston Scientific Corp.*                                               374,952
        4,000   Guidant Corp.                                                          240,800
        2,425   INAMED Corp.*                                                          116,545
        5,236   Medtronic, Inc.                                                        254,522
        3,925   St. Jude Medical, Inc.*                                                240,799
                                                                               ---------------
                                                                                     1,227,618
                                                                               ---------------
                MULTI-LINE INSURANCE (2.9%)
       20,943   American International
                  Group, Inc.                                                        1,388,102
                                                                               ---------------
                OILFIELD SERVICES/
                EQUIPMENT (0.9%)
        9,920   Smith International, Inc.*                                             411,878
                                                                               ---------------
                OTHER CONSUMER
                SERVICES (2.9%)
        5,150   Apollo Group, Inc. (Class A)*                                          350,200
       15,600   eBay Inc.*                                                           1,007,604
                                                                               ---------------
                                                                                     1,357,804
                                                                               ---------------
                PACKAGED SOFTWARE (9.1%)
        9,800   Mercury Interactive
                  Corp.*                                                               476,672
       98,680   Microsoft Corp.                                                      2,717,647
       30,900   Novell, Inc.*                                                          325,068
       35,626   Oracle Corp.*                                                          470,263
        8,900   VERITAS Software Corp.*                                                330,724
                                                                               ---------------
                                                                                     4,320,374
                                                                               ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES                                                                            VALUE
----------------------------------------------------------------------------------------------
                PHARMACEUTICALS: MAJOR (9.6%)
        9,371   Abbott Laboratories                                            $       436,689
        5,800   Bristol-Myers Squibb Co.                                               165,880
       19,146   Johnson & Johnson                                                      989,082
        4,550   Lilly (Eli) & Co.                                                      320,001
        4,690   Merck & Co. Inc.                                                       216,678
       64,065   Pfizer Inc.                                                          2,263,416
        2,991   Wyeth                                                                  126,968
                                                                               ---------------
                                                                                     4,518,714
                                                                               ---------------
                PHARMACEUTICALS: OTHER (0.3%)
        1,600   Allergan, Inc.                                                         122,896
                                                                               ---------------
                RESTAURANTS (1.0%)
       11,500   McDonald's Corp.                                                       285,545
        5,694   Yum! Brands, Inc.*                                                     195,874
                                                                               ---------------
                                                                                       481,419
                                                                               ---------------
                SEMICONDUCTORS (8.1%)
       15,000   Analog Devices, Inc.                                                   684,750
        4,100   Broadcom Corp. (Class A)*                                              139,769
       46,358   Intel Corp.                                                          1,492,728
       10,851   Linear Technology Corp.                                                456,502
        8,200   Marvell Technology Group Ltd.
                  (Bermuda)*                                                           311,026
        3,200   Maxim Integrated Products, Inc.                                        159,360
       16,066   Texas Instruments Inc.                                                 472,019
        3,200   Xilinx, Inc.*                                                          123,968
                                                                               ---------------
                                                                                     3,840,122
                                                                               ---------------
                SPECIALTY STORES (1.2%)
        6,650   Bed Bath & Beyond Inc.*                                                288,278
        5,894   Tiffany & Co.                                                          266,409
                                                                               ---------------
                                                                                       554,687
                                                                               ---------------
                TELECOMMUNICATION
                EQUIPMENT (0.7%)
        6,426   QUALCOMM Inc.                                                          346,554
                                                                               ---------------
                TOBACCO (0.6%)
        5,400   Altria Group, Inc.                                                     293,868
                                                                               ---------------
                TOTAL COMMON AND
                  PREFERRED STOCKS
                  (COST $40,984,484)                                                46,849,150
                                                                               ---------------

  PRINCIPAL
  AMOUNT IN
  THOUSANDS                                                                         VALUE
----------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENT (0.4%)
                REPURCHASE AGREEMENT
$         172   Joint repurchase agreement
                  account 0.98% due 01/02/04
                  (dated 12/31/03; proceeds
                  $172,009) (a)
                  (COST $172,000)                                              $       172,000
                                                                               ---------------
TOTAL INVESTMENTS
  (COST $41,156,484) (b)                                                99.6%       47,021,150
OTHER ASSETS IN EXCESS OF
  LIABILITIES                                                            0.4           185,035
                                                                       -----   ---------------
NET ASSETS                                                             100.0%  $    47,206,185
                                                                       =====   ===============

   ADR   AMERICAN DEPOSITORY RECEIPT.
   *     NON-INCOME PRODUCING SECURITY.
   (a)   COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
   (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $46,749,268. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $665,363 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $393,481, RESULTING IN NET UNREALIZED APPRECIATION OF $271,882.

                        SEE NOTES TO FINANCIAL STATEMENTS

American Opportunities

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2003

  NUMBER OF
   SHARES                                                                            VALUE
----------------------------------------------------------------------------------------------
                COMMON STOCKS (98.2%)
                ADVERTISING/MARKETING
                SERVICES (0.7%)
       23,900   Omnicom Group, Inc.                                            $     2,087,187
                                                                               ---------------
                AGRICULTURAL COMMODITIES/
                MILLING (0.2%)
       40,000   Archer-Daniels-Midland Co.                                             608,800
                                                                               ---------------
                AIR FREIGHT/COURIERS (0.2%)
        8,200   United Parcel Service, Inc.
                  (Class B)                                                            611,310
                                                                               ---------------
                ALUMINUM (0.5%)
       16,300   Alcan Inc. (Canada)                                                    765,285
       17,600   Alcoa, Inc.                                                            668,800
                                                                               ---------------
                                                                                     1,434,085
                                                                               ---------------
                APPAREL/FOOTWEAR (0.6%)
       34,200   Coach, Inc.*                                                         1,291,050
        9,300   Nike, Inc. (Class B)                                                   636,678
                                                                               ---------------
                                                                                     1,927,728
                                                                               ---------------
                APPAREL/FOOTWEAR RETAIL (1.8%)
       48,300   Chico's FAS, Inc.*                                                   1,784,685
       83,600   Gap, Inc. (The)                                                      1,940,356
       61,200   Hot Topic, Inc.*                                                     1,802,952
                                                                               ---------------
                                                                                     5,527,993
                                                                               ---------------
                AUTO PARTS: O.E.M. (0.6%)
       17,900   Eaton Corp.                                                          1,932,842
                                                                               ---------------
                BEVERAGES:
                NON-ALCOHOLIC (0.6%)
       37,200   Coca-Cola Co. (The)                                                  1,887,900
                                                                               ---------------
                BIOTECHNOLOGY (3.7%)
       48,300   Amgen Inc.*                                                          2,984,940
       36,900   Chiron Corp.*                                                        2,102,931
       44,000   Genentech, Inc.*                                                     4,117,080
       20,400   Gilead Sciences, Inc.*                                               1,186,056
       29,500   NPS Pharmaceuticals, Inc.*                                             906,830
                                                                               ---------------
                                                                                    11,297,837
                                                                               ---------------
                BROADCASTING (1.5%)
       65,800   Clear Channel
                  Communications, Inc.                                         $     3,081,414
       35,800   Univision Communications
                  Inc. (Class A)*                                                    1,420,902
                                                                               ---------------
                                                                                     4,502,316
                                                                               ---------------
                CASINO/GAMING (0.9%)
       22,900   GTECH Holdings Corp.                                                 1,133,321
       47,200   International Game Technology                                        1,685,040
                                                                               ---------------
                                                                                     2,818,361
                                                                               ---------------
                CHEMICALS: SPECIALTY (0.9%)
        9,300   Air Products & Chemicals, Inc.                                         491,319
       60,000   Praxair, Inc.                                                        2,292,000
                                                                               ---------------
                                                                                     2,783,319
                                                                               ---------------
                COMPUTER
                COMMUNICATIONS (3.1%)
      340,800   Cisco Systems, Inc.*                                                 8,278,032
       68,100   Juniper Networks, Inc.*                                              1,272,108
                                                                               ---------------
                                                                                     9,550,140
                                                                               ---------------
                COMPUTER PERIPHERALS (0.7%)
      156,600   EMC Corp.*                                                           2,023,272
                                                                               ---------------
                COMPUTER PROCESSING
                HARDWARE (1.4%)
      128,100   Dell Inc.*                                                           4,350,276
                                                                               ---------------
                DATA PROCESSING SERVICES (0.9%)
       76,500   Paychex, Inc.                                                        2,845,800
                                                                               ---------------
                DRUGSTORE CHAINS (0.5%)
       41,700   Walgreen Co.                                                         1,517,046
                                                                               ---------------
                ELECTRICAL PRODUCTS (0.3%)
       14,900   Emerson Electric Co.                                                   964,775
                                                                               ---------------
                ELECTRONIC EQUIPMENT/
                INSTRUMENTS (0.7%)
       64,700   Rockwell Automation, Inc.                                            2,303,320
                                                                               ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES                                                                            VALUE
----------------------------------------------------------------------------------------------
                ELECTRONIC PRODUCTION
                EQUIPMENT (0.8%)
       68,700   Applied Materials, Inc.*                                       $     1,542,315
       48,100   ASML Holding N.V.
                  (Netherlands)*                                                       964,405
                                                                               ---------------
                                                                                     2,506,720
                                                                               ---------------
                ENGINEERING &
                CONSTRUCTION (0.6%)
       61,200   Chicago Bridge & Iron
                  Company N.V. (ADR)
                  (Netherlands)                                                      1,768,680
                                                                               ---------------
                ENVIRONMENTAL SERVICES (0.5%)
       51,400   Waste Management, Inc.                                               1,521,440
                                                                               ---------------
                FINANCE/RENTAL/LEASING (0.5%)
       68,000   MBNA Corp.                                                           1,689,800
                                                                               ---------------
                FINANCIAL
                CONGLOMERATES (3.7%)
      129,000   Citigroup, Inc.                                                      6,261,660
       41,900   J.P. Morgan Chase & Co.                                              1,538,987
       23,500   State Street Corp.                                                   1,223,880
       17,700   UBS AG (ADR) (Switzerland)                                           1,203,423
       15,800   UBS AG (Registered Shares)
                  (Switzerland)                                                      1,078,807
                                                                               ---------------
                                                                                    11,306,757
                                                                               ---------------
                FOOD: MAJOR DIVERSIFIED (0.8%)
       52,700   PepsiCo, Inc.                                                        2,456,874
                                                                               ---------------
                HOME IMPROVEMENT
                CHAINS (1.8%)
       76,800   Home Depot, Inc. (The)                                               2,725,632
       47,800   Lowe's Companies, Inc.                                               2,647,642
                                                                               ---------------
                                                                                     5,373,274
                                                                               ---------------
                HOTELS/RESORTS/
                CRUISELINES (1.4%)
       42,600   Carnival Corp.                                                       1,692,498
       17,400   Marriott International,
                  Inc. (Class A)                                                       803,880
       46,800   Starwood Hotels & Resorts
                  Worldwide, Inc.                                                    1,683,396
                                                                               ---------------
                                                                                     4,179,774
                                                                               ---------------
                HOUSEHOLD/PERSONAL
                CARE (1.8%)
       23,300   Avon Products, Inc.                                            $     1,572,517
       38,100   Procter & Gamble Co. (The)                                           3,805,428
                                                                               ---------------
                                                                                     5,377,945
                                                                               ---------------
                INDUSTRIAL CONGLOMERATES (4.4%)
       52,500   3M Co.                                                               4,464,075
       47,400   Ingersoll-Rand Co. Ltd.
                  (Class A) (Bermuda)                                                3,217,512
       12,450   Siemens AG (Germany)                                                   994,859
       62,900   Tyco International Ltd.
                  (Bermuda)                                                          1,666,850
       34,600   United Technologies Corp.                                            3,279,042
                                                                               ---------------
                                                                                    13,622,338
                                                                               ---------------
                INDUSTRIAL MACHINERY (1.9%)
       31,900   Illinois Tool Works Inc.                                             2,676,729
       53,000   Parker-Hannifin Corp.                                                3,153,500
                                                                               ---------------
                                                                                     5,830,229
                                                                               ---------------
                INFORMATION TECHNOLOGY
                SERVICES (2.0%)
       82,200   Accenture Ltd. (Class A)
                  (Bermuda)*                                                         2,163,504
       13,900   Cognizant Technology
                  Solutions Corp.*                                                     634,396
        6,800   Infosys Technologies Ltd.
                  (ADR) (India)                                                        650,760
       16,700   International Business Machines
                  Corp.                                                              1,547,756
       50,500   PeopleSoft, Inc.*                                                    1,151,400
                                                                               ---------------
                                                                                     6,147,816
                                                                               ---------------
                INTEGRATED OIL (2.0%)
       65,100   BP PLC (ADR)
                  (United Kingdom)                                                   3,212,685
       17,900   Murphy Oil Corp.                                                     1,169,049
       18,308   Total SA (ADR) (France)                                              1,693,673
                                                                               ---------------
                                                                                     6,075,407
                                                                               ---------------
                INTERNET SOFTWARE/
                SERVICES (1.6%)
      107,000   Yahoo! Inc.*                                                         4,833,190
                                                                               ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES                                                                            VALUE
----------------------------------------------------------------------------------------------
                INVESTMENT BANKS/
                BROKERS (3.3%)
       29,600   Goldman Sachs Group,
                  Inc. (The)                                                   $     2,922,408
       11,800   Legg Mason, Inc.                                                       910,724
       43,000   Lehman Brothers Holdings
                  Inc.                                                               3,320,460
       50,100   Merrill Lynch & Co., Inc.                                            2,938,365
                                                                               ---------------
                                                                                    10,091,957
                                                                               ---------------
                INVESTMENT MANAGERS (0.5%)
       16,000   Franklin Resources, Inc.                                               832,960
       14,200   Price (T.) Rowe Group, Inc.                                            673,222
                                                                               ---------------
                                                                                     1,506,182
                                                                               ---------------
                MAJOR BANKS (1.1%)
       55,100   Wells Fargo & Co.                                                    3,244,839
                                                                               ---------------
                MANAGED HEALTH CARE (2.3%)
       37,100   Anthem, Inc.*                                                        2,782,500
       27,300   Humana, Inc.*                                                          623,805
       14,000   PacifiCare Health Systems,
                  Inc.*                                                                946,400
       29,900   UnitedHealth Group Inc.                                              1,739,582
        9,900   WellPoint Health Networks,
                  Inc.*                                                                960,201
                                                                               ---------------
                                                                                     7,052,488
                                                                               ---------------
                MEDIA CONGLOMERATES (1.8%)
       66,100   Disney (Walt) Co. (The)                                              1,542,113
      104,400   News Corporation Ltd. (The)
                  (Australia)                                                          940,820
       65,700   News Corporation Ltd.
                  (The) (ADR) (Australia)                                            2,371,770
       34,200   Time Warner Inc.*                                                      615,258
                                                                               ---------------
                                                                                     5,469,961
                                                                               ---------------
                MEDICAL SPECIALTIES (4.8%)
       15,600   Alcon, Inc. (Switzerland)                                              944,424
       72,800   Boston Scientific Corp.*                                             2,676,128
       76,800   Guidant Corp.                                                        4,623,360
       50,300   St. Jude Medical, Inc.*                                              3,085,905
        8,600   Varian Medical Systems, Inc.*                                          594,260
       40,000   Zimmer Holdings, Inc.*                                               2,816,000
                                                                               ---------------
                                                                                    14,740,077
                                                                               ---------------
                MISCELLANEOUS
                MANUFACTURING (0.7%)
       25,100   Danaher Corp.                                                  $     2,302,925
                                                                               ---------------
                OIL & GAS PRODUCTION (1.3%)
       27,785   Apache Corp.                                                         2,253,363
       14,100   EOG Resources, Inc.                                                    650,997
       19,500   Pogo Producing Co.                                                     941,850
                                                                               ---------------
                                                                                     3,846,210
                                                                               ---------------
                OILFIELD SERVICES/
                EQUIPMENT (1.4%)
       35,100   Schlumberger Ltd.                                                    1,920,672
       58,100   Smith International, Inc.*                                           2,412,312
                                                                               ---------------
                                                                                     4,332,984
                                                                               ---------------
                OTHER CONSUMER
                SERVICES (1.5%)
       42,850   Apollo Group, Inc.
                  (Class A)*                                                         2,913,800
       26,300   eBay Inc.*                                                           1,698,717
                                                                               ---------------
                                                                                     4,612,517
                                                                               ---------------
                OTHER METALS/MINERALS (2.2%)
       94,750   BHP Billiton Ltd. (Australia)                                          868,100
       22,300   Companhia Vale do Rio Doce
                S.A. (Class A)
                  (ADR) (Brazil)                                                     1,148,673
       39,700   Inco Ltd. (Canada)*                                                  1,580,854
       18,900   Phelps Dodge Corp.                                                   1,438,101
       61,700   Rio Tinto PLC (United
                  Kingdom)                                                           1,699,947
                                                                               ---------------
                                                                                     6,735,675
                                                                               ---------------
                PACKAGED SOFTWARE (7.3%)
       18,300   Cognos, Inc. (Canada)*                                                 560,346
       23,900   Intuit Inc.*                                                         1,264,549
       50,200   Mercury Interactive Corp.*                                           2,441,728
      339,200   Microsoft Corp.                                                      9,341,568
       47,200   Oracle Corp.*                                                          623,040
       32,500   Red Hat, Inc.*                                                         610,025
       97,700   SAP AG (ADR) (Germany)                                               4,060,412
       59,700   Symantec Corp.*                                                      2,068,605
       41,500   VERITAS Software Corp.*                                              1,542,140
                                                                               ---------------
                                                                                    22,512,413
                                                                               ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES                                                                            VALUE
----------------------------------------------------------------------------------------------
                PERSONNEL SERVICES (0.9%)
       25,800   Manpower, Inc.                                                 $     1,214,664
       64,800   Robert Half International,
                  Inc.*                                                              1,512,432
                                                                               ---------------
                                                                                     2,727,096
                                                                               ---------------
                PHARMACEUTICALS:
                GENERIC DRUGS (0.2%)
       13,300   Watson Pharmaceuticals,
                  Inc.*                                                                611,800
                                                                               ---------------
                PHARMACEUTICALS:
                MAJOR (5.3%)
       34,600   Abbott Laboratories                                                  1,612,360
       24,000   Johnson & Johnson                                                    1,239,840
       33,500   Lilly (Eli) & Co.                                                    2,356,055
       20,700   Novartis AG (ADR)
                  (Switzerland)                                                        949,923
      286,400   Pfizer Inc.                                                         10,118,512
                                                                               ---------------
                                                                                    16,276,690
                                                                               ---------------
                PHARMACEUTICALS: OTHER (1.4%)
       35,300   Forest Laboratories, Inc.*                                           2,181,540
       35,000   Teva Pharmaceutical Industries
                  Ltd. (ADR) (Israel)                                                1,984,850
                                                                               ---------------
                                                                                     4,166,390
                                                                               ---------------
                PRECIOUS METALS (3.6%)
       33,800   Freeport-McMoRan Copper &
                  Gold, Inc. (Class B)                                               1,423,994
       87,100   Glamis Gold Ltd. (Canada)*                                           1,491,152
       52,500   Goldcorp Inc. (Canada)                                                 837,375
      150,800   Newmont Mining Corp.
                  Hldg Co.                                                           7,330,388
                                                                               ---------------
                                                                                    11,082,909
                                                                               ---------------
                PUBLISHING:
                NEWSPAPERS (0.5%)
       15,700   Gannett Co., Inc.                                                    1,399,812
                                                                               ---------------
                PULP & PAPER (0.2%)
       21,100   Georgia-Pacific Corp.                                                  647,137
                                                                               ---------------
                RESTAURANTS (1.2%)
       70,700   Starbucks Corp.*                                                     2,337,342
       38,200   Wendy's International, Inc.                                          1,498,968
                                                                               ---------------
                                                                                     3,836,310
                                                                               ---------------
                SEMICONDUCTORS (6.2%)
       54,700   Analog Devices, Inc.                                           $     2,497,055
      237,700   Intel Corp.                                                          7,653,940
       40,700   Linear Technology Corp.                                              1,712,249
       35,800   Maxim Integrated Products,
                  Inc.                                                               1,782,840
      122,100   Texas Instruments Inc.                                               3,587,298
       41,900   Xilinx, Inc.*                                                        1,623,206
                                                                               ---------------
                                                                                    18,856,588
                                                                               ---------------
                SERVICES TO THE HEALTH
                INDUSTRY (0.6%)
       36,700   Medco Health Solutions
                  Inc.*                                                              1,247,433
       11,500   Omnicare, Inc.                                                         464,485
                                                                               ---------------
                                                                                     1,711,918
                                                                               ---------------
                SPECIALTY STORES (1.3%)
      102,750   Staples, Inc.*                                                       2,805,075
       24,200   Tiffany & Co.                                                        1,093,840
                                                                               ---------------
                                                                                     3,898,915
                                                                               ---------------
                TELECOMMUNICATION
                EQUIPMENT (0.7%)
       23,400   Corning Inc.*                                                          244,062
       37,100   QUALCOMM Inc.                                                        2,000,803
                                                                               ---------------
                                                                                     2,244,865
                                                                               ---------------
                TOBACCO (1.0%)
       58,400   Altria Group, Inc.                                                   3,178,128
                                                                               ---------------
                TRUCKS/CONSTRUCTION/FARM
                MACHINERY (1.9%)
       36,900   Caterpillar Inc.                                                     3,063,438
       43,700   Deere & Co.                                                          2,842,685
                                                                               ---------------
                                                                                     5,906,123
                                                                               ---------------
                WIRELESS
                TELECOMMUNICATIONS (1.4%)
      170,600   Vodafone Group PLC
                  (ADR) (United Kingdom)                                             4,271,824
                                                                               ---------------
                TOTAL COMMON STOCKS
                  (COST $264,350,705)                                              300,929,284
                                                                               ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN
  THOUSANDS                                                                         VALUE
----------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENT (1.8%)
                REPURCHASE AGREEMENT
$       5,530   Joint repurchase agreement
                  account
                  0.98% due 01/02/04
                  (dated 12/31/03;
                  proceeds $5,530,301 (a)
                  COST $5,530,000)                                             $     5,530,000
                                                                               ---------------
TOTAL INVESTMENTS
  (COST $269,880,705) (b)                                              100.0%      306,459,284
LIABILITIES IN EXCESS OF OTHER
  ASSETS                                                                (0.0)         (103,111)
                                                                       -----   ---------------
NET ASSETS                                                             100.0%  $   306,356,173
                                                                       =====   ===============

   ADR   AMERICAN DEPOSITORY RECEIPT.
   *     NON-INCOME PRODUCING SECURITY.
   (a)   COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
   (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $272,997,159. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $34,090,387 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $628,262, RESULTING IN NET UNREALIZED APPRECIATION OF $33,462,125.

                        SEE NOTES TO FINANCIAL STATEMENTS

Capital Opportunities

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2003

  NUMBER OF
   SHARES                                                                            VALUE
----------------------------------------------------------------------------------------------
                COMMON STOCKS (98.8%)
                ADVERTISING/MARKETING
                SERVICES (2.2%)
       19,500   Abitron Inc.*                                                  $       813,540
                                                                               ---------------
                AIR FREIGHT/COURIERS (1.0%)
        9,300   C.H. Robinson Worldwide,
                  Inc.                                                                 352,563
                                                                               ---------------
                AIRLINES (0.6%)
        8,662   JetBlue Airways Corp.*                                                 229,716
                                                                               ---------------
                APPAREL/FOOTWEAR (1.9%)
       14,800   Carter's, Inc.*                                                        376,660
        8,100   Coach, Inc.*                                                           305,775
                                                                               ---------------
                                                                                       682,435
                                                                               ---------------
                APPAREL/FOOTWEAR RETAIL (1.1%)
       10,850   Chico's FAS, Inc.*                                                     400,907
                                                                               ---------------
                BEVERAGES: NON-ALCOHOLIC (1.1%)
       14,400   Cott Corp.*                                                            403,344
                                                                               ---------------
                BIOTECHNOLOGY (1.5%)
        7,200   Genzyme Corp.*                                                         355,248
        8,400   Telik, Inc.*                                                           193,284
                                                                               ---------------
                                                                                       548,532
                                                                               ---------------
                BROADCASTING (5.4%)
       14,700   Clear Channel
                  Communications, Inc.                                                 688,401
       23,750   Univision Communications Inc.
                  (Class A)*                                                           942,637
       10,675   Westwood One, Inc.*                                                    365,192
                                                                               ---------------
                                                                                     1,996,230
                                                                               ---------------
                CABLE/SATELLITE TV (1.5%)
       16,400   EchoStar Communications Corp.
                  (Class A)*                                                           557,600
                                                                               ---------------
                CASINO/GAMING (9.2%)
       20,410   GTECH Holdings Corp.                                                 1,010,091
       17,700   International Game
                  Technology                                                           631,890
       30,900   Station Casinos, Inc.                                                  946,467
       27,730   Wynn Resorts, Ltd.*                                                    776,717
                                                                               ---------------
                                                                                     3,365,165
                                                                               ---------------
                COMPUTER PERIPHERALS (1.8%)
       25,900   EMC Corp.*                                                     $       334,628
       16,200   Network Appliance,
                  Inc.*                                                                332,586
                                                                               ---------------
                                                                                       667,214
                                                                               ---------------
                COMPUTER PROCESSING
                HARDWARE (0.9%)
       10,200   Dell Inc.*                                                             346,392
                                                                               ---------------
                DATA PROCESSING SERVICES (3.9%)
       12,200   Alliance Data Systems
                  Corp.*                                                               337,696
        7,875   Global Payments Inc.                                                   371,070
       10,400   Paychex, Inc.                                                          386,880
       12,800   SunGard Data Systems
                  Inc.*                                                                354,688
                                                                               ---------------
                                                                                     1,450,334
                                                                               ---------------
                DISCOUNT STORES (2.1%)
       25,200   Dollar Tree Stores, Inc.*                                              757,512
                                                                               ---------------
                ELECTRONIC EQUIPMENT/
                INSTRUMENTS (0.9%)
        6,400   Diebold, Inc.                                                          344,768
                                                                               ---------------
                ELECTRONIC PRODUCTION
                EQUIPMENT (2.6%)
       25,100   Applied Materials, Inc.*                                               563,495
       11,400   Synopsys, Inc.*                                                        384,864
                                                                               ---------------
                                                                                       948,359
                                                                               ---------------
                ELECTRONICS/APPLIANCES (3.0%)
       14,700   Harman International
                  Industries, Inc.                                                   1,087,506
                                                                               ---------------
                FINANCE/RENTAL/LEASING (0.9%)
       10,762   Doral Financial Corp.                                                  347,397
                                                                               ---------------
                FINANCIAL CONGLOMERATES (0.5%)
        6,200   Brascan Corp. (Class A)
                  (Canada)                                                             189,348
                                                                               ---------------
                FINANCIAL PUBLISHING/
                SERVICES (1.0%)
       21,350   Interactive Data Corp.*                                                353,556
                                                                               ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES                                                                            VALUE
----------------------------------------------------------------------------------------------
                HOME BUILDING (1.0%)
          750   NVR, Inc.*                                                     $       349,500
                                                                               ---------------
                HOTELS/RESORTS/
                CRUISELINES (2.6%)
       24,200   Carnival Corp.                                                         961,466
                                                                               ---------------
                INFORMATION TECHNOLOGY
                SERVICES (1.0%)
       14,400   Accenture Ltd. (Class A)
                  (Bermuda)*                                                           379,008
                                                                               ---------------
                INTERNET RETAIL (1.3%)
       14,025   InterActiveCorp.*                                                      475,868
                                                                               ---------------
                INTERNET SOFTWARE/
                SERVICES (1.0%)
        7,800   Yahoo! Inc.*                                                           352,326
                                                                               ---------------
                INVESTMENT BANKS/
                BROKERS (1.4%)
       35,900   AmeriTrade Holding Corp.
                  (Class A)*                                                           505,113
                                                                               ---------------
                MEDICAL SPECIALTIES (3.1%)
       11,300   Dade Behring Holdings,
                  Inc.*                                                                403,862
       10,575   Varian Medical Systems,
                  Inc.*                                                                730,732
                                                                               ---------------
                                                                                     1,134,594
                                                                               ---------------
                MEDICAL/NURSING
                SERVICES (1.0%)
       11,900   VCA Antech, Inc.*                                                      368,662
                                                                               ---------------
                MISCELLANEOUS COMMERCIAL
                SERVICES (1.8%)
        7,350   Corporate Executive Board Co.
                  (The)*                                                               343,025
        8,425   Iron Mountain Inc.*                                                    333,125
                                                                               ---------------
                                                                                       676,150
                                                                               ---------------
                OIL & GAS PRODUCTION (2.4%)
       35,900   Ultra Petroleum Corp.*                                                 883,858
                                                                               ---------------
                OILFIELD SERVICES/
                EQUIPMENT (2.7%)
       10,100   BJ Services Co.*                                                       362,590
       15,000   Smith International, Inc.*                                             622,800
                                                                               ---------------
                                                                                       985,390
                                                                               ---------------
                OTHER CONSUMER
                SERVICES (2.7%)
        6,600   Apollo Group, Inc.
                  (Class A)*                                                   $       448,800
       11,700   ITT Educational Services, Inc.*                                        549,549
                                                                               ---------------
                                                                                       998,349
                                                                               ---------------
                PACKAGED SOFTWARE (4.1%)
        7,375   Mercury Interactive Corp.*                                             358,720
       38,800   Novell, Inc.*                                                          408,176
       27,900   Oracle Corp.*                                                          368,280
        9,675   VERITAS Software Corp.*                                                359,523
                                                                               ---------------
                                                                                     1,494,699
                                                                               ---------------
                PHARMACEUTICALS: OTHER (0.8%)
        4,500   Forest Laboratories, Inc.*                                             278,100
                                                                               ---------------
                PRECIOUS METALS (2.5%)
       19,100   Newmont Mining Corp.                                                   928,451
                                                                               ---------------
                PROPERTY - CASUALTY
                INSURERS (3.5%)
          322   Berkshire Hathaway,
                  Inc. (Class B)*                                                      906,430
          850   White Mountain Insurance
                  Group, Ltd.                                                          390,958
                                                                               ---------------
                                                                                     1,297,388
                                                                               ---------------
                PUBLISHING: NEWSPAPERS (1.0%)
        5,600   Media General, Inc.
                  (Class A)                                                            364,560
                                                                               ---------------
                REAL ESTATE INVESTMENT
                TRUSTS (0.4%)
        5,300   Plum Creek Timber Co.,
                  Inc.                                                                 161,385
                                                                               ---------------
                REGIONAL BANKS (0.7%)
        7,000   UCBH Holdings, Inc.                                                    272,790
                                                                               ---------------
                RESTAURANTS (1.9%)
        6,600   P.F. Chang's China Bistro,
                  Inc.*                                                                335,808
       11,625   Sonic Corp.*                                                           355,958
                                                                               ---------------
                                                                                       691,766
                                                                               ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES                                                                            VALUE
----------------------------------------------------------------------------------------------
                SEMICONDUCTORS (4.9%)
       14,400   Fairchild Semiconductor Corp.
                  (Class A)*                                                   $       359,568
        8,900   Linear Technology Corp.                                                374,423
        9,300   Marvell Technology Group
                  Ltd. (Bermuda)*                                                      352,749
        6,100   Rambus Inc.*                                                           187,270
       18,100   Texas Instruments Inc.                                                 531,778
                                                                               ---------------
                                                                                     1,805,788
                                                                               ---------------
                SERVICES TO THE HEALTH
                INDUSTRY (2.4%)
       11,100   IMS Health Inc.                                                        275,946
       13,075   Stericycle, Inc.*                                                      610,603
                                                                               ---------------
                                                                                       886,549
                                                                               ---------------
                SPECIALTY STORES (2.0%)
        9,300   Tractor Supply Co.*                                                    361,677
       12,700   Tuesday Morning Corp.*                                                 384,175
                                                                               ---------------
                                                                                       745,852
                                                                               ---------------
                SPECIALTY
                TELECOMMUNICATIONS (6.3%)
       52,600   Crown Castle International
                  Corp.*                                                               580,178
       17,925   IDT Corp. (Class B)*                                                   414,605
       12,085   NTL, Inc.*                                                             842,929
       53,600   PTEK Holdings, Inc.*                                                   472,216
                                                                               ---------------
                                                                                     2,309,928
                                                                               ---------------
                TELECOMMUNICATION
                EQUIPMENT (1.1%)
        7,500   QUALCOMM Inc.                                                          404,475
                                                                               ---------------
                TRUCKING (1.0%)
       16,500   Overnite Corp.*                                                        375,375
                                                                               ---------------
                WHOLESALE DISTRIBUTORS (1.1%)
       11,100   Imagistics International
                  Inc.*                                                                416,250
                                                                               ---------------
                TOTAL COMMON STOCKS
                  (COST $31,418,582)                                                36,346,058
                                                                               ---------------

  PRINCIPAL
  AMOUNT IN
  THOUSANDS                                                                         VALUE
----------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENT (1.9%)
                REPURCHASE AGREEMENT
$         692   Joint repurchase agreement
                  account
                  0.98% due 01/02/04
                  (dated 12/31/03;
                  proceeds $692,038) (a)
                  (COST $692,000)                                              $       692,000
                                                                               ---------------
TOTAL INVESTMENTS
  (COST $32,110,582) (b)                                               100.7%       37,038,058
LIABILITIES IN EXCESS OF OTHER
  ASSETS                                                                (0.7)         (263,439)
                                                                       -----   ---------------
NET ASSETS                                                             100.0%  $    36,774,619
                                                                       =====   ===============

   *     NON-INCOME PRODUCING SECURITY.
   (a)   COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
   (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $32,128,947. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $5,346,910 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $437,799, RESULTING IN NET UNREALIZED APPRECIATION OF $4,909,111.

                        SEE NOTES TO FINANCIAL STATEMENTS

Global Equity

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2003

  NUMBER OF
   SHARES                                                                            VALUE
----------------------------------------------------------------------------------------------
                COMMON AND PREFERRED STOCKS (97.7%)
                AUSTRALIA (0.3%)
                MAJOR BANKS
       20,000   Westpac Banking Corp.                                          $       240,362
                                                                               ---------------
                BELGIUM (0.4%)
                FINANCIAL CONGLOMERATES
       20,000   Fortis                                                                 401,178
                                                                               ---------------
                BRAZIL (0.3%)
                INTEGRATED OIL
       10,000   Petroleo Brasileiro S.A. (ADR)                                         292,400
                                                                               ---------------
                CANADA (0.6%)
                INTEGRATED OIL
       22,000   Suncor Energy, Inc.                                                    551,740
                                                                               ---------------
                CHINA (2.0%)
                ELECTRIC UTILITIES
      250,000   Huaneng Power International,
                  Inc. (Class H)                                                       433,072
                                                                               ---------------
                LIFE/HEALTH INSURANCE
    1,500,000   China Life Insurance
                  Co., Ltd.*                                                         1,226,769
                                                                               ---------------
                MAJOR TELECOMMUNICATIONS
      200,000   China Unicom Ltd.                                                      186,752
                                                                               ---------------
                TOTAL CHINA                                                          1,846,593
                                                                               ---------------
                FINLAND (0.7%)
                PULP & PAPER
       25,000   Stora Enso Oyj
                  (Registered Shares)                                                  335,993
                                                                               ---------------
                TELECOMMUNICATION EQUIPMENT
       20,100   Nokia Corp. (Class A) (ADR)                                            341,700
                                                                               ---------------
                TOTAL FINLAND                                                          677,693
                                                                               ---------------
                FRANCE (6.5%)
                ADVERTISING/MARKETING SERVICES
       15,000   Publicis Groupe                                                        485,113
                                                                               ---------------
                AEROSPACE & DEFENSE
       10,400   Thales S.A.                                                            348,778
                                                                               ---------------
                AUTO PARTS: O.E.M.
        8,000   Valeo S.A.                                                     $       319,634
                                                                               ---------------
                AUTOMOTIVE AFTERMARKET
        9,000   Compagnie Generale des
                  Etablissements Michelin
                  (B Shares)                                                           412,025
                                                                               ---------------
                ENGINEERING & CONSTRUCTION
        4,000   Vinci S.A.                                                             330,456
                                                                               ---------------
                FOOD: MAJOR DIVERSIFIED
        6,000   Groupe Danone                                                          977,022
                                                                               ---------------
                INTEGRATED OIL
        5,022   Total S.A.                                                             931,522
                                                                               ---------------
                MAJOR BANKS
       10,200   BNP Paribas S.A.                                                       640,757
                                                                               ---------------
                MAJOR TELECOMMUNICATIONS
        7,000   France Telecom S.A.*                                                   199,608
                                                                               ---------------
                MEDIA CONGLOMERATES
       20,000   Vivendi Universal S.A.*                                                484,987
                                                                               ---------------
                REGIONAL BANKS
       12,000   Credit Agricole S.A.                                                   285,858
                                                                               ---------------
                SEMICONDUCTORS
       17,900   STMicroelectronics NV                                                  484,295
                                                                               ---------------
                TOTAL FRANCE                                                         5,900,055
                                                                               ---------------
                GERMANY (4.9%)
                AUTO PARTS: O.E.M.
       10,000   Continental AG                                                         378,401
                                                                               ---------------
                BROADCASTING
       25,000   ProSiebenSat.1
                  Media AG (Pref.)                                                     416,845
                                                                               ---------------
                CHEMICALS: MAJOR DIVERSIFIED
        9,000   BASF AG                                                                504,895
                                                                               ---------------
                ELECTRIC UTILITIES
        8,000   E. ON AG                                                               520,877
                                                                               ---------------
                INDUSTRIAL CONGLOMERATES
       15,000   MAN AG                                                                 453,968
        6,500   Siemens AG                                                             519,404
                                                                               ---------------
                                                                                       973,372
                                                                               ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES                                                                            VALUE
----------------------------------------------------------------------------------------------
                INDUSTRIAL SPECIALTIES
       12,000   SGL Carbon AG*                                                 $       200,841
                                                                               ---------------
                MAJOR BANKS
        6,000   Deutsche Bank AG
                  (Registered Shares)                                                  496,061
                                                                               ---------------
                MOTOR VEHICLES
        3,000   Bayerische Motoren Werke
                  (BMW) AG                                                             138,739
        8,000   Volkswagen AG                                                          444,467
                                                                               ---------------
                                                                                       583,206
                                                                               ---------------
                PACKAGED SOFTWARE
        2,500   SAP AG                                                                 418,890
                                                                               ---------------
                TOTAL GERMANY                                                        4,493,388
                                                                               ---------------
                HONG KONG (0.4%)
                ELECTRIC UTILITIES
      690,000   China Resources Power
                  Holdings Co., Ltd.*                                                  322,147
                                                                               ---------------
                IRELAND (0.6%)
                MAJOR BANKS
       37,500   Bank of Ireland                                                        510,596
                                                                               ---------------
                ITALY (0.8%)
                INTEGRATED OIL
       36,500   ENI SpA                                                                687,137
                                                                               ---------------
                JAPAN (9.9%)
                BROADCASTING
           70   Fuji Television Network, Inc.                                          377,991
                                                                               ---------------
                ELECTRONIC COMPONENTS
        3,000   Hoya Corp.                                                             274,835
        5,000   TDK Corp.                                                              359,371
                                                                               ---------------
                                                                                       634,206
                                                                               ---------------
                ELECTRONIC EQUIPMENT/
                INSTRUMENTS
       25,000   Canon, Inc.                                                          1,161,437
       63,000   Konica Minolta Holdings, Inc.                                          845,201
       41,000   Ricoh Co., Ltd.                                                        807,327
                                                                               ---------------
                                                                                     2,813,965
                                                                               ---------------
                ELECTRONICS/APPLIANCES
       10,000   Fuji Photo Film Co., Ltd.                                      $       322,130
                                                                               ---------------
                FOOD RETAIL
        8,000   Ito-Yokado Co., Ltd.                                                   251,001
                                                                               ---------------
                GAS DISTRIBUTORS
      200,000   Tokyo Gas Co., Ltd.                                                    711,293
                                                                               ---------------
                INDUSTRIAL CONGLOMERATES
       63,200   Hitachi, Ltd.                                                          380,106
                                                                               ---------------
                INDUSTRIAL MACHINERY
       12,900   Fanuc Ltd.                                                             771,045
                                                                               ---------------
                INVESTMENT BANKS/BROKERS
       27,400   Nomura Holdings, Inc.                                                  465,553
                                                                               ---------------
                MAJOR BANKS
           40   Mitsubishi Tokyo Financial
                  Group, Inc.                                                          311,330
                                                                               ---------------
                MAJOR TELECOMMUNICATIONS
           75   Nippon Telegraph &
                  Telephone Corp. (NTT)                                                361,000
                                                                               ---------------
                MOTOR VEHICLES
       10,000   Toyota Motor Corp.                                                     337,026
                                                                               ---------------
                PHARMACEUTICALS: MAJOR
       15,000   Takeda Chemical Industries,
                  Ltd.                                                                 593,520
                                                                               ---------------
                RAILROADS
           90   East Japan Railway Co.                                                 423,145
                                                                               ---------------
                WIRELESS TELECOMMUNICATIONS
          100   NTT DoCoMo, Inc.                                                       226,236
                                                                               ---------------
                TOTAL JAPAN                                                          8,979,547
                                                                               ---------------
                NETHERLANDS (2.3%)
                ELECTRONIC PRODUCTION
                EQUIPMENT
       21,000   ASML Holding NV*                                                       415,423
                                                                               ---------------
                FINANCIAL CONGLOMERATES
       15,000   ING Groep NV
                  (Share Certificates)                                                 349,017
                                                                               ---------------
                INTEGRATED OIL
       16,000   Royal Dutch Petroleum Co.                                              841,618
                                                                               ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES                                                                            VALUE
----------------------------------------------------------------------------------------------
                MAJOR TELECOMMUNICATIONS
       20,000   Koninklijke (Royal) KPN NV*                                    $       154,028
                                                                               ---------------
                PERSONNEL SERVICES
       20,000   Vedior NV                                                              312,083
                                                                               ---------------
                TOTAL NETHERLANDS                                                    2,072,169
                                                                               ---------------
                NORWAY (0.7%)
                MAJOR TELECOMMUNICATIONS
      100,000   Telenor ASA                                                            651,910
                                                                               ---------------
                PORTUGAL (0.2%)
                MAJOR TELECOMMUNICATIONS
       22,000   Portugal Telecom, SGPS, S.A.
                  (Registered Shares)                                                  220,925
                                                                               ---------------
                RUSSIA (0.3%)
                WIRELESS TELECOMMUNICATIONS
        3,800   AO VimpelCom
                  (Sponsored ADR)*                                                     279,300
                                                                               ---------------
                SPAIN (0.7%)
                BROADCASTING
           67   Antena 3 Television, S.A.*                                               2,946
                                                                               ---------------
                ENGINEERING & CONSTRUCTION
        7,343   ACS, Actividades
                  de Construccion y
                  Servicios, S.A.                                                      357,604
                                                                               ---------------
                MAJOR TELECOMMUNICATIONS
       20,000   Telefonica S.A.*                                                       292,955
                                                                               ---------------
                TOTAL SPAIN                                                            653,505
                                                                               ---------------
                SWEDEN (0.6%)
                METAL FABRICATIONS
       10,000   AB SKF (B Shares)                                                      386,309
                                                                               ---------------
                TELECOMMUNICATION EQUIPMENT
      100,000   Telefonaktiebolaget LM
                  Ericsson
                  (B Shares)*                                                          179,259
                                                                               ---------------
                TOTAL SWEDEN                                                           565,568
                                                                               ---------------
                SWITZERLAND (3.1%)
                FINANCIAL CONGLOMERATES
        6,000   UBS AG (Registered Shares)                                     $       409,673
                                                                               ---------------
                MAJOR BANKS
       14,000   Credit Suisse Group                                                    510,681
                                                                               ---------------
                MULTI-LINE INSURANCE
       11,300   Converium Holding AG                                                   598,932
                                                                               ---------------
                PERSONNEL SERVICES
       12,000   Adecco S.A. (Registered Shares)                                        769,045
                                                                               ---------------
                PROPERTY - CASUALTY INSURERS
        8,000   Swiss Re
                  (Registered Shares)                                                  538,493
                                                                               ---------------
                TOTAL SWITZERLAND                                                    2,826,824
                                                                               ---------------
                UNITED KINGDOM (5.9%)
                ADVERTISING/MARKETING SERVICES
       45,000   WPP Group PLC                                                          440,731
                                                                               ---------------
                FINANCIAL CONGLOMERATES
       25,000   Lloyds TSB Group PLC                                                   199,987
                                                                               ---------------
                FOOD: MAJOR DIVERSIFIED
       32,000   Unilever PLC                                                           297,553
                                                                               ---------------
                INDUSTRIAL CONGLOMERATES
       60,000   Tomkins PLC                                                            286,589
                                                                               ---------------
                INTEGRATED OIL
       18,256   BP PLC (ADR)                                                           900,934
                                                                               ---------------
                MAJOR BANKS
       30,000   HSBC Holdings PLC                                                      473,320
        6,000   Royal Bank of Scotland
                  Group PLC                                                            176,346
                                                                               ---------------
                                                                                       649,666
                                                                               ---------------
                MOVIES/ENTERTAINMENT
       70,000   Rank Group PLC                                                         349,040
                                                                               ---------------
                OTHER METALS/MINERALS
       80,000   BHP Billiton PLC                                                       697,098
       23,300   Rio Tinto PLC                                                          641,957
                                                                               ---------------
                                                                                     1,339,055
                                                                               ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES                                                                            VALUE
----------------------------------------------------------------------------------------------
                WIRELESS TELECOMMUNICATIONS
      351,534   Vodafone Group PLC                                             $       869,363
                                                                               ---------------
                TOTAL UNITED KINGDOM                                                 5,332,918
                                                                               ---------------
                UNITED STATES (56.5%)
                AEROSPACE & DEFENSE
       22,900   Northrop Grumman Corp.                                               2,189,240
                                                                               ---------------
                AGRICULTURAL COMMODITIES/MILLING
       73,500   Archer-Daniels-Midland Co.                                           1,118,670
                                                                               ---------------
                APPAREL/FOOTWEAR RETAIL
       70,000   Gap, Inc. (The)                                                      1,624,700
                                                                               ---------------
                BEVERAGES: NON-ALCOHOLIC
       22,100   Coca-Cola Co. (The)                                                  1,121,575
                                                                               ---------------
                BIOTECHNOLOGY
       28,900   Gilead Sciences, Inc.*                                               1,680,246
                                                                               ---------------
                CHEMICALS: MAJOR DIVERSIFIED
       44,400   Dow Chemical Co. (The)                                               1,845,708
                                                                               ---------------
                COMPUTER COMMUNICATIONS
       75,100   Cisco Systems, Inc.*                                                 1,824,179
                                                                               ---------------
                ELECTRIC UTILITIES
       57,000   Southern Co. (The)                                                   1,724,250
                                                                               ---------------
                ELECTRICAL PRODUCTS
       34,000   Emerson Electric Co.                                                 2,201,500
                                                                               ---------------
                ELECTRONIC COMPONENTS
      121,900   Flextronics International Ltd.*                                      1,808,996
                                                                               ---------------
                ELECTRONIC PRODUCTION
                EQUIPMENT
       71,600   Applied Materials, Inc.*                                             1,607,420
                                                                               ---------------
                FINANCIAL CONGLOMERATES
       37,300   Citigroup Inc.                                                       1,810,542
       50,300   J.P. Morgan Chase & Co.                                              1,847,519
                                                                               ---------------
                                                                                     3,658,061
                                                                               ---------------
                FOOD: MAJOR DIVERSIFIED
       47,000   Kellogg Co.                                                          1,789,760
                                                                               ---------------
                INFORMATION TECHNOLOGY SERVICES
       17,500   International Business
                  Machines Corp.                                                     1,621,900
                                                                               ---------------
                INTEGRATED OIL
       46,700   Exxon Mobil Corp.                                              $     1,914,700
                                                                               ---------------
                MAJOR BANKS
       19,600   Bank of America Corp.                                                1,576,428
                                                                               ---------------
                MANAGED HEALTH CARE
       24,300   Oxford Health Plans, Inc.*                                           1,057,050
                                                                               ---------------
                MEDIA CONGLOMERATES
       92,000   Time Warner Inc.*                                                    1,655,080
                                                                               ---------------
                MULTI-LINE INSURANCE
       24,000   American International
                  Group, Inc.                                                        1,590,720
                                                                               ---------------
                OIL & GAS PRODUCTION
       32,600   Burlington Resources, Inc.                                           1,805,388
                                                                               ---------------
                PHARMACEUTICALS: MAJOR
       18,700   Lilly (Eli) & Co.                                                    1,315,171
       50,500   Pfizer Inc.                                                          1,784,165
       42,400   Wyeth                                                                1,799,880
                                                                               ---------------
                                                                                     4,899,216
                                                                               ---------------
                PRECIOUS METALS
       31,900   Newmont Mining Corp.                                                 1,550,659
                                                                               ---------------
                PROPERTY - CASUALTY INSURERS
      106,429   Travelers Property Casualty
                  Corp. (Class B)                                                    1,806,100
                                                                               ---------------
                SEMICONDUCTORS
       62,200   Intel Corp.                                                          2,002,840
                                                                               ---------------
                SPECIALTY STORES
       43,200   Bed Bath & Beyond Inc.*                                              1,872,720
                                                                               ---------------
                TELECOMMUNICATIONS
       67,000   SBC Communications, Inc.                                             1,746,690
                                                                               ---------------
                TRUCKS/CONSTRUCTION/FARM
                MACHINERY
       27,400   Caterpillar Inc.                                                     2,274,748
                                                                               ---------------
                TOTAL UNITED STATES                                                 51,568,544
                                                                               ---------------
                TOTAL COMMON AND
                  PREFERRED STOCKS
                    (COST $77,375,334)                                              89,074,499
                                                                               ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

                                       122
q

  PRINCIPAL
  AMOUNT IN
  THOUSANDS                                                                         VALUE
----------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENT (1.9%)
                REPURCHASE AGREEMENT
$       1,767   Joint repurchase agreement
                  account 0.98% due
                  01/02/04 (dated 12/31/03;
                  proceeds 1,767,096) (a)
                  (COST $1,767,000)                                            $     1,767,000
                                                                               ---------------
TOTAL INVESTMENTS
  (COST $79,142,334) (b)                                                99.6%       90,841,499
OTHER ASSETS IN EXCESS
  OF LIABILITIES                                                         0.4           358,887
                                                                       -----   ---------------
NET ASSETS                                                             100.0%  $    91,200,386
                                                                       =====   ===============

   ADR   AMERICAN DEPOSITORY RECEIPT.
   *     NON-INCOME PRODUCING SECURITY.
   (a)   COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
   (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $14,804,517 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $3,105,352, RESULTING IN NET UNREALIZED APPRECIATION OF $11,699,165.


FORWARD FOREIGN CURRENCY CONTRACT OPEN AT DECEMBER 31, 2003:

    CONTRACT                      IN EXCHANGE              DELIVERY                UNREALIZED
   TO DELIVER                         FOR                    DATE                 DEPRECIATION
----------------------------------------------------------------------------------------------
HKD      3,342,170                $   430,431              01/05/04                  $  (22)


CURRENCY ABBREVIATION:

HKD      Hong Kong Dollar.

                        SEE NOTES TO FINANCIAL STATEMENTS

GLOBAL EQUITY

SUMMARY OF INVESTMENTS - DECEMBER 31, 2003

                                                            PERCENT OF
INDUSTRY                                   VALUE            NET ASSETS
------------------------------------------------------------------------
Advertising/Marketing
  Services                            $       925,844            1.0%
Aerospace & Defense                         2,538,018            2.8
Agricultural
  Commodities/Milling                       1,118,670            1.2
Apparel/Footwear Retail                     1,624,700            1.8
Auto Parts: O.E.M                             698,035            0.8
Automotive Aftermarket                        412,025            0.4
Beverages: Non-Alcoholic                    1,121,575            1.2
Biotechnology                               1,680,246            1.8
Broadcasting                                  797,782            0.9
Chemicals: Major
  Diversified                               2,350,603            2.6
Computer Communications                     1,824,179            2.0
Electric Utilities                          3,000,346            3.3
Electrical Products                         2,201,500            2.4
Electronic Components                       2,443,202            2.7
Electronic
  Equipment/Instruments                     2,813,965            3.1
Electronic Production
  Equipment                                 2,022,843            2.2
Electronics/Appliances                        322,130            0.3
Engineering &
  Construction                                688,060            0.8
Financial Conglomerates                     5,017,916            5.5
Food Retail                                   251,001            0.3
Food: Major Diversified                     3,064,335            3.4
Gas Distributors                              711,293            0.8
Industrial Conglomerates                    1,640,067            1.8
Industrial Machinery                          771,045            0.8
Industrial Specialties                        200,841            0.2
Information Technology
  Services                                  1,621,900            1.8
Integrated Oil                              6,120,051            6.7
Investment Banks/Brokers                      465,553            0.5
Life/Health Insurance                       1,226,769            1.3
Major Banks                                 4,935,881            5.4
Major Telecommunications                    2,067,178            2.3
Managed Health Care                         1,057,050            1.2
Media Conglomerates                   $     2,140,067            2.3%
Metal Fabrications                            386,309            0.4
Motor Vehicles                                920,232            1.0
Movies/Entertainment                          349,040            0.4
Multi-Line Insurance                        2,189,652            2.4
Oil & Gas Production                        1,805,388            2.0
Other Metals/Minerals                       1,339,055            1.5
Packaged Software                             418,890            0.5
Personnel Services                          1,081,128            1.2
Pharmaceuticals: Major                      5,492,736            6.0
Precious Metals                             1,550,659            1.7
Property - Casualty
  Insurers                                  2,344,593            2.6
Pulp & Paper                                  335,993            0.4
Railroads                                     423,145            0.5
Regional Banks                                285,858            0.3
Repurchase Agreement                        1,767,000            1.9
Semiconductors                              2,487,135            2.7
Specialty Stores                            1,872,720            2.0
Telecommunication
  Equipment                                   520,959            0.6
Telecommunications                          1,746,690            1.9
Trucks/Construction/
  Farm Machinery                            2,274,748            2.5
Wireless
  Telecommunications                        1,374,899            1.5
                                      ---------------           ----
                                      $    90,841,499           99.6%
                                      ===============           ====

TYPE OF INVESTMENT

Common Stocks                         $    88,657,654           97.2%
Preferred Stock                               416,845            0.5
Short-Term Investment                       1,767,000            1.9
                                      ---------------           ----
                                      $    90,841,499           99.6%
                                      ===============           ====

                        SEE NOTES TO FINANCIAL STATEMENTS

Developing Growth

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2003

  NUMBER OF
   SHARES                                                                            VALUE
----------------------------------------------------------------------------------------------
                COMMON AND PREFERRED STOCKS (99.5%)
                ADVERTISING/MARKETING
                SERVICES (1.1%)
        6,600   Getty Images, Inc.*                                            $       330,858
        8,200   R.H. Donnelley Corp.*                                                  326,688
                                                                               ---------------
                                                                                       657,546
                                                                               ---------------
                AEROSPACE & DEFENSE (0.5%)
        8,800   Empresa Brasileira
                  de Aeronautica S.A.
                  (ADR) (Pref.) (Brazil)                                               308,264
                                                                               ---------------
                AIR FREIGHT/COURIERS (1.0%)
       15,250   C.H. Robinson Worldwide,
                  Inc.                                                                 578,127
                                                                               ---------------
                AIRLINES (0.4%)
        9,500   JetBlue Airways Corp.*                                                 251,940
                                                                               ---------------
                APPAREL/FOOTWEAR (0.8%)
       13,200   Coach, Inc.*                                                           498,300
                                                                               ---------------
                APPAREL/FOOTWEAR RETAIL (1.8%)
       17,825   Chico's FAS, Inc.*                                                     658,634
       19,100   TJX Companies,
                  Inc. (The)                                                           421,155
                                                                               ---------------
                                                                                     1,079,789
                                                                               ---------------
                AUTO PARTS: O.E.M. (0.5%)
        6,900   Gentex Corp.                                                           304,704
                                                                               ---------------
                BEVERAGES:
                NON-ALCOHOLIC (0.8%)
       17,600   Cott Corp. (Canada)*                                                   492,976
                                                                               ---------------
                BIOTECHNOLOGY (4.1%)
       10,100   Celgene Corp.*                                                         454,702
       11,500   Genzyme Corp.*                                                         567,410
        6,600   ICOS Corp.*                                                            272,448
        6,600   IDEXX Laboratories, Inc.*                                              305,448
       11,400   MedImmune, Inc.*                                                       289,560
       15,000   Millennium Pharmaceuticals,
                  Inc.*                                                                280,050
       10,900   NPS Pharmaceuticals, Inc.*                                             335,066
                                                                               ---------------
                                                                                     2,504,684
                                                                               ---------------
                BROADCASTING (4.9%)
       22,550   Citadel Broadcasting Corp.*                                    $       504,443
       32,975   Radio One, Inc. (Class D)*                                             636,417
       31,400   Univision Communications
                  Inc. (Class A)*                                                    1,246,266
       16,900   Westwood One, Inc.*                                                    578,149
                                                                               ---------------
                                                                                     2,965,275
                                                                               ---------------
                CASINO/GAMING (7.3%)
       33,525   GTECH Holdings Corp.                                                 1,659,152
       25,000   International Game
                  Technology                                                           892,500
       30,000   Station Casinos, Inc.                                                  918,900
       33,450   Wynn Resorts, Ltd.*                                                    936,934
                                                                               ---------------
                                                                                     4,407,486
                                                                               ---------------
                COMPUTER PERIPHERALS (0.9%)
       26,500   Network Appliance, Inc.*                                               544,045
                                                                               ---------------
                CONTAINERS/PACKAGING (0.8%)
        8,600   Sealed Air Corp.*                                                      465,604
                                                                               ---------------
                DATA PROCESSING
                SERVICES (3.4%)
       20,100   Alliance Data Systems Corp.*                                           556,368
       10,600   Global Payments Inc.                                                   499,472
       11,600   Paychex, Inc.                                                          431,520
       20,900   SunGard Data Systems Inc.*                                             579,139
                                                                               ---------------
                                                                                     2,066,499
                                                                               ---------------
                DISCOUNT STORES (2.2%)
       15,800   Dollar General Corp.                                                   331,642
       33,200   Dollar Tree Stores, Inc.*                                              997,992
                                                                               ---------------
                                                                                     1,329,634
                                                                               ---------------
                ELECTRONIC COMPONENTS (1.0%)
        5,800   Amphenol Corp. (Class A)*                                              370,794
        5,150   QLogic Corp.*                                                          265,740
                                                                               ---------------
                                                                                       636,534
                                                                               ---------------
                ELECTRONIC DISTRIBUTORS (0.5%)
        4,900   CDW Corp.                                                              283,024
                                                                               ---------------
                ELECTRONIC EQUIPMENT/
                INSTRUMENTS (0.9%)
       10,500   Diebold, Inc.                                                          565,635
                                                                               ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES                                                                            VALUE
----------------------------------------------------------------------------------------------
                ELECTRONIC PRODUCTION
                EQUIPMENT (3.5%)
       15,200   ASML Holding N.V.
                  (Netherlands)*                                               $       304,760
        6,000   KLA-Tencor Corp.*                                                      352,020
       10,700   Lam Research Corp.*                                                    345,610
       11,300   Novellus Systems, Inc.*                                                475,165
       18,500   Synopsys, Inc.*                                                        624,560
                                                                               ---------------
                                                                                     2,102,115
                                                                               ---------------
                ELECTRONICS/APPLIANCES (1.8%)
       14,550   Harman International
                  Industries, Inc.                                                   1,076,409
                                                                               ---------------
                ENERGY (0.9%)
       14,700   Questar Corp.                                                          516,705
                                                                               ---------------
                FINANCE/RENTAL/LEASING (0.9%)
       17,650   Doral Financial Corp.                                                  569,742
                                                                               ---------------
                FINANCIAL CONGLOMERATES (0.5%)
        9,900   Brascan Corp.
                  (Class A) (Canada)                                                   302,346
                                                                               ---------------
                FINANCIAL PUBLISHING/
                SERVICES (2.3%)
        6,500   D&B Corp.*                                                             329,615
       24,700   Interactive Data Corp.*                                                409,032
       11,300   Moody's Corp.                                                          684,215
                                                                               ---------------
                                                                                     1,422,862
                                                                               ---------------
                FOOD DISTRIBUTORS (0.7%)
       16,600   ARAMARK Corp. (Class B)                                                455,172
                                                                               ---------------
                HOME BUILDING (1.4%)
        3,000   Lennar Corp. (Class A)                                                 288,000
        1,200   NVR, Inc.*                                                             559,200
                                                                               ---------------
                                                                                       847,200
                                                                               ---------------
                HOME FURNISHINGS (0.5%)
        4,100   Mohawk Industries, Inc.*                                               289,214
                                                                               ---------------
                HOSPITAL/NURSING
                MANAGEMENT (0.5%)
       11,500   Community Health Systems
                  Inc.*                                                                305,670
                                                                               ---------------
                HOTELS/RESORTS/
                CRUISELINES (2.5%)
       44,550   Royal Caribbean Cruises Ltd.
                  (Liberia)                                                    $     1,549,894
                                                                               ---------------
                INDUSTRIAL MACHINERY (0.5%)
        7,800   Graco Inc.                                                             312,780
                                                                               ---------------
                INDUSTRIAL SPECIALTIES (0.5%)
       10,500   Ecolab Inc.                                                            287,385
                                                                               ---------------
                INFORMATION TECHNOLOGY
                SERVICES (1.0%)
        6,500   Cognizant Technology Solutions
                  Corp.*                                                               296,660
       13,900   PeopleSoft, Inc.*                                                      316,920
                                                                               ---------------
                                                                                       613,580
                                                                               ---------------
                INSURANCE BROKERS/
                SERVICES (1.0%)
       16,100   ChoicePoint Inc.*                                                      613,249
                                                                               ---------------
                INTEGRATED OIL (0.5%)
       12,900   Suncor Energy, Inc.
                  (Canada)                                                             323,274
                                                                               ---------------
                INTERNET SOFTWARE/
                SERVICES (0.6%)
       24,500   Siebel Systems, Inc.*                                                  339,815
                                                                               ---------------
                INVESTMENT BANKS/
                BROKERS (2.1%)
       59,000   AmeriTrade Holding Corp.*                                              830,130
        5,700   Legg Mason, Inc.                                                       439,926
                                                                               ---------------
                                                                                     1,270,056
                                                                               ---------------
                INVESTMENT MANAGERS (1.3%)
        4,400   Affiliated Managers
                  Group, Inc.*                                                         306,196
       17,000   Federated Investors,
                  Inc. (Class B)                                                       499,120
                                                                               ---------------
                                                                                       805,316
                                                                               ---------------
                MANAGED HEALTH CARE (0.6%)
        5,400   Coventry Health Care, Inc.*                                            348,246
                                                                               ---------------
                MEDICAL DISTRIBUTORS (0.5%)
        4,350   Patterson Dental Co.*                                                  279,096
                                                                               ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES                                                                            VALUE
----------------------------------------------------------------------------------------------
                MEDICAL SPECIALTIES (4.4%)
        7,650   Bard (C.R.), Inc.                                              $       621,562
        5,850   St. Jude Medical, Inc.*                                                358,898
       17,400   Varian Medical Systems, Inc.*                                        1,202,340
        7,050   Zimmer Holdings, Inc.*                                                 496,320
                                                                               ---------------
                                                                                     2,679,120
                                                                               ---------------
                MEDICAL/NURSING
                SERVICES (0.5%)
       10,000   Lincare Holdings, Inc.*                                                300,300
                                                                               ---------------
                MISCELLANEOUS COMMERCIAL
                SERVICES (2.2%)
       12,050   Corporate Executive
                  Board Co.*                                                           562,374
       12,500   Iron Mountain Inc.*                                                    494,250
       11,700   Viad Corp.                                                             292,500
                                                                               ---------------
                                                                                     1,349,124
                                                                               ---------------
                OIL & GAS PRODUCTION (1.1%)
       20,000   Pioneer Natural
                  Resources Co.*                                                       638,600
                                                                               ---------------
                OILFIELD SERVICES/
                EQUIPMENT (2.6%)
       16,700   BJ Services Co.*                                                       599,530
       24,350   Smith International, Inc.*                                           1,011,012
                                                                               ---------------
                                                                                     1,610,542
                                                                               ---------------
                OTHER CONSUMER
                SERVICES (2.8%)
        7,500   Apollo Group, Inc. (Class A)*                                          510,000
       17,200   DeVry, Inc.*                                                           432,236
       15,600   ITT Educational Services, Inc.*                                        732,732
                                                                               ---------------
                                                                                     1,674,968
                                                                               ---------------
                PACKAGED SOFTWARE (4.3%)
       13,000   Adobe Systems, Inc.                                                    510,900
        6,000   Cognos, Inc. (Canada)*                                                 183,720
       12,750   Mercury Interactive Corp.*                                             620,160
       63,500   Novell, Inc.*                                                          668,020
       18,400   Symantec Corp.*                                                        637,560
                                                                               ---------------
                                                                                     2,620,360
                                                                               ---------------
                PHARMACEUTICALS:
                GENERIC DRUGS (0.2%)
        4,900   Valeant Pharmaceuticals
                  International                                                $       123,235
                                                                               ---------------
                PHARMACEUTICALS: OTHER (1.7%)
        6,250   Allergan, Inc.                                                         480,063
       11,800   Endo Pharmaceuticals
                  Holdings, Inc.*                                                      227,268
       10,900   Shire Pharmaceuticals
                  Group PLC (ADR)
                  (United Kingdom)*                                                    316,645
                                                                               ---------------
                                                                                     1,023,976
                                                                               ---------------
                PRECIOUS METALS (1.8%)
       14,500   Freeport-McMoRan
                  Copper & Gold, Inc.
                    (Class B)                                                          610,885
       25,900   Placer Dome Inc. (Canada)                                              463,869
                                                                               ---------------
                                                                                     1,074,754
                                                                               ---------------
                PROPERTY - CASUALTY
                INSURERS (1.0%)
        1,385   White Mountain Insurance
                  Group, Ltd.                                                          637,031
                                                                               ---------------
                REAL ESTATE INVESTMENT
                TRUSTS (0.4%)
        8,900   Plum Creek Timber Co., Inc.                                            271,005
                                                                               ---------------
                RECREATIONAL PRODUCTS (0.8%)
       10,400   Electronic Arts Inc.*                                                  496,912
                                                                               ---------------
                REGIONAL BANKS (0.7%)
       11,400   UCBH Holdings, Inc.                                                    444,258
                                                                               ---------------
                RESTAURANTS (1.7%)
       10,100   Outback Steakhouse, Inc.                                               446,521
        5,800   P.F. Chang's China Bistro, Inc.*                                       295,104
        9,800   Sonic Corp.*                                                           300,076
                                                                               ---------------
                                                                                     1,041,701
                                                                               ---------------
                SAVINGS BANKS (0.6%)
       15,300   Sovereign Bancorp, Inc.                                                363,375
                                                                               ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES                                                                            VALUE
----------------------------------------------------------------------------------------------
                SEMICONDUCTORS (4.9%)
       94,700   Agere Systems
                  Inc. (Class A)*                                              $       288,835
        8,500   Broadcom Corp. (Class A)*                                              289,765
       24,400   Fairchild Semiconductor
                  Corp. (Class A)*                                                     609,268
       11,300   Integrated Circuit Systems, Inc.*                                      321,937
        7,300   Linear Technology Corp.                                                307,111
       15,050   Marvell Technology
                  Group Ltd. (Bermuda)*                                                570,847
        7,000   National Semiconductor Corp.*                                          275,870
       10,100   Rambus Inc.*                                                           310,070
                                                                               ---------------
                                                                                     2,973,703
                                                                               ---------------
                SERVICES TO THE HEALTH
                INDUSTRY (2.5%)
       18,400   IMS Health Inc.                                                        457,424
       22,475   Stericycle, Inc.*                                                    1,049,583
                                                                               ---------------
                                                                                     1,507,007
                                                                               ---------------
                SPECIALTY INSURANCE (0.9%)
       10,800   Radian Group, Inc.                                                     526,500
                                                                               ---------------
                SPECIALTY STORES (2.0%)
       20,600   PETSMART, Inc.                                                         490,280
       10,200   Tiffany & Co.                                                          461,040
        7,100   Tractor Supply Co.*                                                    276,119
                                                                               ---------------
                                                                                     1,227,439
                                                                               ---------------
                SPECIALTY
                TELECOMMUNICATIONS (4.8%)
       83,500   Crown Castle
                  International Corp.*                                                 921,005
       28,100   IDT Corp. (Class B)*                                                   649,953
       19,626   NTL, Inc.*                                                           1,368,914
                                                                               ---------------
                                                                                     2,939,872
                                                                               ---------------
                TELECOMMUNICATION
                EQUIPMENT (0.6%)
       37,500   Corning Inc.*                                                          391,125
                                                                               ---------------
                TOTAL COMMON AND
                  PREFERRED STOCKS
                   (COST $51,535,962)                                               60,485,099
                                                                               ---------------

  PRINCIPAL
  AMOUNT IN
  THOUSANDS                                                                         VALUE
----------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS (0.8%)
                REPURCHASE AGREEMENT
$         497   Joint repurchase agreement
                  account 0.98% due
                  01/02/04 (dated 12/31/03;
                  proceeds $497,027) (a)
                  (COST $497,000)                                              $       497,000
                                                                               ---------------
TOTAL INVESTMENTS
  (COST $52,032,962) (b)                                               100.3%       60,982,099
LIABILITIES IN EXCESS OF OTHER
  ASSETS                                                                (0.3)         (188,105)
                                                                       -----   ---------------
NET ASSETS                                                             100.0%  $    60,793,994
                                                                       =====   ===============

   ADR   AMERICAN DEPOSITORY RECEIPT.
   *     NON-INCOME PRODUCING SECURITY.
   (a)   COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
   (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $52,052,417. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $9,432,707 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $503,025, RESULTING IN NET UNREALIZED APPRECIATION OF $8,929,682.

                        SEE NOTES TO FINANCIAL STATEMENTS

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                                       129

Morgan Stanley Select Dimensions Investment Series

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

                                                                            MONEY         FLEXIBLE         BALANCED
                                                                           MARKET          INCOME           GROWTH
                                                                        -------------   -------------    -------------
ASSETS:
Investments in securities, at value*                                    $ 130,885,746   $  73,342,773    $ 110,327,370
Cash                                                                            2,086      13,852,238              597
Receivable for:
  Investments sold                                                                 --       1,681,742          145,670
  Interest/principal paydowns                                                      --       1,060,885          426,652
  Dividends                                                                        --              --          193,280
  Shares of beneficial interest sold                                          231,760             814           22,085
  Foreign withholding taxes reclaimed                                              --             728               --
Prepaid expenses and other assets                                               1,875          14,692            3,478
                                                                        -------------   -------------    -------------
    TOTAL ASSETS                                                          131,121,467      89,953,872      111,119,132
                                                                        -------------   -------------    -------------
LIABILITIES:
Payable for:
  Investments purchased                                                            --      15,533,765        3,908,756
  Investment management fee                                                    60,093          26,703           56,809
  Shares of beneficial interest redeemed                                      116,597          29,122           62,561
  Distribution fee                                                              8,926           4,672            5,027
  Variation margin                                                                 --          11,531            7,781
Unrealized depreciation on open forward foreign currency contracts                 --          99,530               --
Accrued expenses and other payables                                            22,884          24,097           28,276
                                                                        -------------   -------------    -------------
    TOTAL LIABILITIES                                                         208,500      15,729,420        4,069,210
                                                                        -------------   -------------    -------------
    NET ASSETS                                                          $ 130,912,967   $  74,224,452    $ 107,049,922
                                                                        =============   =============    =============
COMPOSITION OF NET ASSETS:
Paid-in-capital                                                         $ 130,912,927   $  94,110,574    $ 104,859,591
Accumulated undistributed net investment income (net investment loss)              40       2,169,219          (23,336)
Accumulated net realized loss                                                      --     (18,648,080)     (13,293,683)
Net unrealized appreciation (depreciation)                                         --      (3,407,261)      15,507,350
                                                                        -------------   -------------    -------------
    NET ASSETS                                                          $ 130,912,967   $  74,224,452    $ 107,049,922
                                                                        =============   =============    =============
    *COST                                                               $ 130,885,746   $  76,613,986    $  94,782,970
                                                                        =============   =============    =============
CLASS X SHARES:
Net Assets                                                              $  91,730,234   $  53,269,756    $  84,151,452
Shares Outstanding (unlimited authorized shares of $.01 par value)         91,730,225       6,826,770        5,719,149
    NET ASSET VALUE PER SHARE                                           $        1.00   $        7.80    $       14.71
                                                                        =============   =============    =============
CLASS Y SHARES:
Net Assets                                                              $  39,182,733   $  20,954,696    $  22,898,470
Shares Outstanding (unlimited authorized shares of $.01 par value)         39,182,701       2,691,996        1,559,472
    NET ASSET VALUE PER SHARE                                           $        1.00   $        7.78    $       14.68
                                                                        =============   =============    =============

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                          DIVIDEND        VALUE-ADDED
                                                                          UTILITIES        GROWTH           MARKET
                                                                        -------------   -------------    -------------
ASSETS:
Investments in securities, at value*                                    $  77,404,896   $ 407,567,319    $ 191,141,927
Cash                                                                              959             915              149
Receivable for:
  Investments sold                                                            512,236              --        5,791,416
  Interest/principal paydowns                                                  49,175             569               80
  Dividends                                                                   121,677         566,743          251,570
  Shares of beneficial interest sold                                            7,978          49,445           56,674
  Foreign withholding taxes reclaimed                                           8,371           5,414               --
Prepaid expenses and other assets                                               3,448           5,505            8,724
                                                                        -------------   -------------    -------------
    TOTAL ASSETS                                                           78,108,740     408,195,910      197,250,540
                                                                        -------------   -------------    -------------
LIABILITIES:
Payable for:
  Investments purchased                                                       803,901         160,999        6,433,632
  Investment management fee                                                    44,316         224,807           83,080
  Shares of beneficial interest redeemed                                       59,111         179,777          121,520
  Distribution fee                                                              2,947          11,239           10,140
  Variation margin                                                                 --              --               --
Unrealized depreciation on open forward foreign currency contracts                 --              --               --
Accrued expenses and other payables                                            29,622          35,890           28,304
                                                                        -------------   -------------    -------------
    TOTAL LIABILITIES                                                         939,897         612,712        6,676,676
                                                                        -------------   -------------    -------------
    NET ASSETS                                                          $  77,168,843   $ 407,583,198    $ 190,573,864
                                                                        =============   =============    =============
COMPOSITION OF NET ASSETS:
Paid-in-capital                                                         $ 103,193,842   $ 508,654,116    $ 135,146,926
Accumulated undistributed net investment income (net investment loss)         (15,243)          1,327        1,594,467
Accumulated net realized loss                                             (43,208,521)   (191,279,385)      (1,848,526)
Net unrealized appreciation (depreciation)                                 17,198,765      90,207,140       55,680,997
                                                                        -------------   -------------    -------------
    NET ASSETS                                                          $  77,168,843   $ 407,583,198    $ 190,573,864
                                                                        =============   =============    =============
    *COST                                                               $  60,206,131   $ 317,360,179    $ 135,460,930
                                                                        =============   =============    =============
CLASS X SHARES:
Net Assets                                                              $  63,728,363   $ 356,055,755    $ 143,019,477
Shares Outstanding (unlimited authorized shares of $.01 par value)          4,122,437      24,012,877        6,766,959
    NET ASSET VALUE PER SHARE                                           $       15.46   $       14.83    $       21.13
                                                                        =============   =============    =============
CLASS Y SHARES:
Net Assets                                                              $  13,440,480   $  51,527,443    $  47,554,387
Shares Outstanding (unlimited authorized shares of $.01 par value)            869,938       3,479,898        2,265,781
    NET ASSET VALUE PER SHARE                                           $       15.45   $       14.81    $       20.99
                                                                        =============   =============    =============

                                                                                          AMERICAN          CAPITAL
                                                                           GROWTH       OPPORTUNITIES    OPPORTUNITIES
                                                                        -------------   -------------    -------------
ASSETS:
Investments in securities, at value*                                    $  47,021,150   $ 306,459,284    $  37,038,058
Cash                                                                               --             919              116
Receivable for:
  Investments sold                                                            865,797              --               --
  Interest/principal paydowns                                                      --             151               19
  Dividends                                                                    31,572         241,270            2,460
  Shares of beneficial interest sold                                              249          29,792           16,497
  Foreign withholding taxes reclaimed                                              --           6,217               --
Prepaid expenses and other assets                                              76,661          22,176               23
                                                                        -------------   -------------    -------------
    TOTAL ASSETS                                                           47,995,429     306,759,809       37,057,173
                                                                        -------------   -------------    -------------
LIABILITIES:
Payable for:
  Investments purchased                                                       681,815              --          187,991
  Investment management fee                                                    33,474         170,344           24,552
  Shares of beneficial interest redeemed                                       51,828         176,407           44,394
  Distribution fee                                                              1,506          10,191            2,506
  Variation margin                                                                 --              --               --
Unrealized depreciation on open forward foreign currency contracts                 --              --               --
Accrued expenses and other payables                                            20,621          46,694           23,111
                                                                        -------------   -------------    -------------
    TOTAL LIABILITIES                                                         789,244         403,636          282,554
                                                                        -------------   -------------    -------------
    NET ASSETS                                                          $  47,206,185   $ 306,356,173    $  36,774,619
                                                                        =============   =============    =============
COMPOSITION OF NET ASSETS:
Paid-in-capital                                                         $  81,453,333   $ 550,141,738    $ 127,924,356
Accumulated undistributed net investment income (net investment loss)          80,357         877,204               --
Accumulated net realized loss                                             (40,192,171)   (281,242,956)     (96,077,213)
Net unrealized appreciation (depreciation)                                  5,864,666      36,580,187        4,927,476
                                                                        -------------   -------------    -------------
    NET ASSETS                                                          $  47,206,185   $ 306,356,173    $  36,774,619
                                                                        =============   =============    =============
    *COST                                                               $  41,156,484   $ 269,880,705    $  32,110,582
                                                                        =============   =============    =============
CLASS X SHARES:
Net Assets                                                              $  40,356,249   $ 260,229,535    $  25,472,808
Shares Outstanding (unlimited authorized shares of $.01 par value)          2,850,591      18,543,878        3,271,962
    NET ASSET VALUE PER SHARE                                           $       14.16   $       14.03    $        7.79
                                                                        =============   =============    =============
CLASS Y SHARES:
Net Assets                                                              $   6,849,936   $  46,126,638    $  11,301,811
Shares Outstanding (unlimited authorized shares of $.01 par value)            487,654       3,303,979        1,464,380
    NET ASSET VALUE PER SHARE                                           $       14.05   $       13.96    $        7.72
                                                                        =============   =============    =============

                                                                                         DEVELOPING
                                                                        GLOBAL EQUITY      GROWTH
                                                                        -------------   -------------
ASSETS:
Investments in securities, at value*                                    $  90,841,499   $  60,982,099
Cash                                                                               --             831
Receivable for:
  Investments sold                                                            430,453          54,224
  Interest/principal paydowns                                                      --              --
  Dividends                                                                    43,077           7,112
  Shares of beneficial interest sold                                              907           3,270
  Foreign withholding taxes reclaimed                                          51,371              --
Prepaid expenses and other assets                                               2,180              74
                                                                        -------------   -------------
    TOTAL ASSETS                                                           91,369,487      61,047,610
                                                                        -------------   -------------
LIABILITIES:
Payable for:
  Investments purchased                                                            --         153,767
  Investment management fee                                                    79,908          27,184
  Shares of beneficial interest redeemed                                       57,787          46,140
  Distribution fee                                                              1,641           1,490
  Variation margin                                                                 --              --
Unrealized depreciation on open forward foreign currency contracts                 --              --
Accrued expenses and other payables                                            29,765          25,035
                                                                        -------------   -------------
    TOTAL LIABILITIES                                                         169,101         253,616
                                                                        -------------   -------------
    NET ASSETS                                                          $  91,200,386   $  60,793,994
                                                                        =============   =============
COMPOSITION OF NET ASSETS:
Paid-in-capital                                                         $  90,200,581   $ 102,030,204
Accumulated undistributed net investment income (net investment loss)         194,057              --
Accumulated net realized loss                                             (10,901,954)    (50,185,347)
Net unrealized appreciation (depreciation)                                 11,707,702       8,949,137
                                                                        -------------   -------------
    NET ASSETS                                                          $  91,200,386   $  60,793,994
                                                                        =============   =============
    *COST                                                               $  79,142,334   $  52,032,962
                                                                        =============   =============
CLASS X SHARES:
Net Assets                                                              $  83,607,076   $  53,996,123
Shares Outstanding (unlimited authorized shares of $.01 par value)          5,901,625       3,300,472
    NET ASSET VALUE PER SHARE                                           $       14.17   $       16.36
                                                                        =============   =============
CLASS Y SHARES:
Net Assets                                                              $   7,593,310   $   6,797,871
Shares Outstanding (unlimited authorized shares of $.01 par value)            539,075         419,191
    NET ASSET VALUE PER SHARE                                           $       14.09   $       16.22
                                                                        =============   =============

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                            MONEY         FLEXIBLE         BALANCED
                                                                           MARKET          INCOME           GROWTH
                                                                        -------------   -------------    -------------
INVESTMENT INCOME:
INCOME
Interest                                                                $   2,005,480   $   3,689,184    $   1,175,082
Dividends                                                                          --           9,666        1,444,278*
                                                                        -------------   -------------    -------------
    TOTAL INCOME                                                            2,005,480       3,698,850        2,619,360
                                                                        -------------   -------------    -------------
EXPENSES
Investment management fee                                                     838,468         292,379          585,115
Distribution fee (Class Y shares)                                             107,007          46,832           42,222
Shareholder reports and notices                                                13,879           9,862           16,068
Professional fees                                                              25,496          41,962           24,284
Custodian fees                                                                 15,000          44,447           24,580
Trustees' fees and expenses                                                     2,078           1,114            1,001
Transfer agent fees and expenses                                                  500             500              500
Other                                                                           5,302          23,049           12,194
                                                                        -------------   -------------    -------------
    TOTAL EXPENSES                                                          1,007,730         460,145          705,964
                                                                        -------------   -------------    -------------
    NET INVESTMENT INCOME (LOSS)                                              997,750       3,238,705        1,913,396
                                                                        -------------   -------------    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN (LOSS) ON:
Investments                                                                        --      (2,937,633)       5,782,244
Futures contracts                                                                  --         231,085          (63,350)
Foreign exchange transactions                                                      --       2,060,198               --
                                                                        -------------   -------------    -------------
      NET REALIZED GAIN (LOSS)                                                     --        (646,350)       5,718,894
                                                                        -------------   -------------    -------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
Investments                                                                        --       6,741,537       10,182,192
Future contracts                                                                   --         (83,924)          18,037
Translation of forward foreign currency contracts, other assets and
  liabilities denominated in foreign currencies                                    --         (92,358)              --
                                                                        -------------   -------------    -------------
      NET APPRECIATION                                                             --       6,565,255       10,200,229
                                                                        -------------   -------------    -------------
      NET GAIN                                                                     --       5,918,905       15,919,123
                                                                        -------------   -------------    -------------
NET INCREASE                                                            $     997,750   $   9,157,610    $  17,832,519
                                                                        =============   =============    =============

----------
*    NET OF FOREIGN WITHHOLDING TAX OF $8,487, $3,303, $108,709, $23,251, $851,
     $95,145 AND $2,210, RESPECTIVELY.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                          DIVIDEND        VALUE-ADDED
                                                                          UTILITIES        GROWTH           MARKET
                                                                        -------------   -------------    -------------
INVESTMENT INCOME:
INCOME
Interest                                                                $     307,604   $      55,794    $      19,709
Dividends                                                                   2,116,535*      9,316,134*       2,545,913
                                                                        -------------   -------------    -------------
    TOTAL INCOME                                                            2,424,139       9,371,928        2,565,622
                                                                        -------------   -------------    -------------
EXPENSES
Investment management fee                                                     490,090       2,331,330          774,172
Distribution fee (Class Y shares)                                              30,167          98,699           74,907
Shareholder reports and notices                                                13,940          57,695           19,027
Professional fees                                                              22,152          27,568           25,614
Custodian fees                                                                    225          16,543           16,336
Trustees' fees and expenses                                                       745           4,215            1,502
Transfer agent fees and expenses                                                  500             500              500
Other                                                                           4,041           7,577           18,262
                                                                        -------------   -------------    -------------
    TOTAL EXPENSES                                                            561,860       2,544,127          930,320
                                                                        -------------   -------------    -------------
    NET INVESTMENT INCOME (LOSS)                                            1,862,279       6,827,801        1,635,302
                                                                        -------------   -------------    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN (LOSS) ON:
Investments                                                                 1,780,791     (12,830,310)      (1,891,365)
Futures contracts                                                                  --              --               --
Foreign exchange transactions                                                      --              --               --
                                                                        -------------   -------------    -------------
      NET REALIZED GAIN (LOSS)                                              1,780,791     (12,830,310)      (1,891,365)
                                                                        -------------   -------------    -------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
Investments                                                                10,330,998      97,796,849       50,755,753
Future contracts                                                                   --              --               --
Translation of forward foreign currency contracts, other assets and
  liabilities denominated in foreign currencies                                    --              --               --
                                                                        -------------   -------------    -------------
      NET APPRECIATION                                                     10,330,998      97,796,849       50,755,753
                                                                        -------------   -------------    -------------
      NET GAIN                                                             12,111,789      84,966,539       48,864,388
                                                                        -------------   -------------    -------------
NET INCREASE                                                            $  13,974,068   $  91,794,340    $  50,499,690
                                                                        =============   =============    =============

                                                                                          AMERICAN          CAPITAL
                                                                           GROWTH       OPPORTUNITIES    OPPORTUNITIES
                                                                        -------------   -------------    -------------
INVESTMENT INCOME:
INCOME
Interest                                                                $      10,090   $     145,937    $       6,035
Dividends                                                                     489,614       2,798,110*          86,533*
                                                                        -------------   -------------    -------------
    TOTAL INCOME                                                              499,704       2,944,047           92,568
                                                                        -------------   -------------    -------------
EXPENSES
Investment management fee                                                     350,054       1,840,527          235,261
Distribution fee (Class Y shares)                                              12,412          94,228           21,731
Shareholder reports and notices                                                 8,757          42,585               --
Professional fees                                                              23,996          27,749           21,236
Custodian fees                                                                 22,634          50,769           15,955
Trustees' fees and expenses                                                       352           2,865              153
Transfer agent fees and expenses                                                  500             500              500
Other                                                                             641           5,798              479
                                                                        -------------   -------------    -------------
    TOTAL EXPENSES                                                            419,346       2,065,021          295,315
                                                                        -------------   -------------    -------------
    NET INVESTMENT INCOME (LOSS)                                               80,358         879,026         (202,747)
                                                                        -------------   -------------    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN (LOSS) ON:
Investments                                                                 1,923,241      20,121,258        6,411,535
Futures contracts                                                                  --      (7,614,000)              --
Foreign exchange transactions                                                      --            (427)              --
                                                                        -------------   -------------    -------------
      NET REALIZED GAIN (LOSS)                                              1,923,241      12,506,831        6,411,535
                                                                        -------------   -------------    -------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
Investments                                                                 8,291,544      41,530,046        4,645,509
Future contracts                                                                   --          (6,783)              --
Translation of forward foreign currency contracts, other assets and
  liabilities denominated in foreign currencies                                    --             868               --
                                                                        -------------   -------------    -------------
      NET APPRECIATION                                                      8,291,544      41,524,131        4,645,509
                                                                        -------------   -------------    -------------
      NET GAIN                                                             10,214,785      54,030,962       11,057,044
                                                                        -------------   -------------    -------------
NET INCREASE                                                            $  10,295,143   $  54,909,988    $  10,854,297
                                                                        =============   =============    =============

                                                                           GLOBAL        DEVELOPING
                                                                           EQUITY          GROWTH
                                                                        -------------   -------------
INVESTMENT INCOME:
INCOME
Interest                                                                $      21,805   $      59,734
Dividends                                                                   1,131,595*        162,792*
                                                                        -------------   -------------
    TOTAL INCOME                                                            1,153,400         222,526
                                                                        -------------   -------------
EXPENSES
Investment management fee                                                     808,249         264,728
Distribution fee (Class Y shares)                                              13,024          11,129
Shareholder reports and notices                                                15,670          13,763
Professional fees                                                              26,599          25,022
Custodian fees                                                                 16,811          23,978
Trustees' fees and expenses                                                       769             379
Transfer agent fees and expenses                                                  500             500
Other                                                                           6,097             960
                                                                        -------------   -------------
    TOTAL EXPENSES                                                            887,719         340,459
                                                                        -------------   -------------
    NET INVESTMENT INCOME (LOSS)                                              265,681        (117,933)
                                                                        -------------   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN (LOSS) ON:
Investments                                                                  (458,688)      8,256,418
Futures contracts                                                                  --              --
Foreign exchange transactions                                                 (52,373)            (23)
                                                                        -------------   -------------
      NET REALIZED GAIN (LOSS)                                               (511,061)      8,256,395
                                                                        -------------   -------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
Investments                                                                24,580,309      10,239,030
Future contracts                                                                   --              --
Translation of forward foreign currency contracts, other assets and
  liabilities denominated in foreign currencies                               (12,634)             --
                                                                        -------------   -------------
      NET APPRECIATION                                                     24,567,675      10,239,030
                                                                        -------------   -------------
      NET GAIN                                                             24,056,614      18,495,425
                                                                        -------------   -------------
NET INCREASE                                                            $  24,322,295   $  18,377,492
                                                                        =============   =============

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      MONEY MARKET
                                                         --------------------------------------
                                                           FOR THE YEAR         FOR THE YEAR
                                                               ENDED                ENDED
                                                         DECEMBER 31, 2003    DECEMBER 31, 2002
                                                         -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                    $         997,750    $       2,519,398
Net realized gain (loss)                                                --                   --
Net change in unrealized appreciation/depreciation                      --                   --
                                                         -----------------    -----------------
    NET INCREASE (DECREASE)                                        997,750            2,519,398
                                                         -----------------    -----------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class X shares                                                  (827,889)          (2,146,983)
  Class Y shares                                                  (169,941)            (372,357)
Net realized gain
  Class X shares                                                        --                   --
  Class Y shares                                                        --                   --
                                                         -----------------    -----------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS                             (997,830)          (2,519,340)
                                                         -----------------    -----------------

Net increase (decrease) from transactions in shares of
  beneficial interest                                          (62,571,493)         (13,661,167)
                                                         -----------------    -----------------

    TOTAL INCREASE (DECREASE)                                  (62,571,573)         (13,661,109)

NET ASSETS:
Beginning of period                                            193,484,540          207,145,649
                                                         -----------------    -----------------

END OF PERIOD                                            $     130,912,967    $     193,484,540
                                                         =================    =================

ACCUMULATED UNDISTRIBUTED NET INVESTMENT
  INCOME (NET INVESTMENT LOSS)                           $              40    $             120
                                                         =================    =================

                                                                     FLEXIBLE INCOME
                                                         --------------------------------------
                                                           FOR THE YEAR         FOR THE YEAR
                                                               ENDED                ENDED
                                                         DECEMBER 31, 2003    DECEMBER 31, 2002
                                                         -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                    $       3,238,705    $       4,567,651
Net realized gain (loss)                                          (646,350)         (10,550,464)
Net change in unrealized appreciation/depreciation               6,565,255           11,409,322
                                                         -----------------    -----------------
    NET INCREASE (DECREASE)                                      9,157,610            5,426,509
                                                         -----------------    -----------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class X shares                                                (2,773,979)          (2,672,959)
  Class Y shares                                                  (925,237)            (418,622)
Net realized gain
  Class X shares                                                        --                   --
  Class Y shares                                                        --                   --
                                                         -----------------    -----------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS                           (3,699,216)          (3,091,581)
                                                         -----------------    -----------------

Net increase (decrease) from transactions in shares of
  beneficial interest                                             (529,307)           6,356,434
                                                         -----------------    -----------------

    TOTAL INCREASE (DECREASE)                                    4,929,087            8,691,362

NET ASSETS:
Beginning of period                                             69,295,365           60,604,003
                                                         -----------------    -----------------

END OF PERIOD                                            $      74,224,452    $      69,295,365
                                                         =================    =================

ACCUMULATED UNDISTRIBUTED NET INVESTMENT
  INCOME (NET INVESTMENT LOSS)                           $       2,169,219    $         831,569
                                                         =================    =================

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                    BALANCED GROWTH
                                                         --------------------------------------
                                                           FOR THE YEAR         FOR THE YEAR
                                                               ENDED                ENDED
                                                         DECEMBER 31, 2003    DECEMBER 31, 2002
                                                         -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                    $       1,913,396    $       2,880,732
Net realized gain (loss)                                         5,718,894           (9,229,020)
Net change in unrealized appreciation/depreciation              10,200,229           (7,609,088)
                                                         -----------------    -----------------
    NET INCREASE (DECREASE)                                     17,832,519          (13,957,376)
                                                         -----------------    -----------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class X shares                                                (1,967,896)          (2,731,171)
  Class Y shares                                                  (396,811)            (281,828)
Net realized gain
  Class X shares                                                        --                   --
  Class Y shares                                                        --                   --
                                                         -----------------    -----------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS                           (2,364,707)          (3,012,999)
                                                         -----------------    -----------------

Net increase (decrease) from transactions in shares of
  beneficial interest                                           (5,590,818)         (10,321,727)
                                                         -----------------    -----------------

    TOTAL INCREASE (DECREASE)                                    9,876,994          (27,292,102)

NET ASSETS:
Beginning of period                                             97,172,928          124,465,030
                                                         -----------------    -----------------

END OF PERIOD                                            $     107,049,922    $      97,172,928
                                                         =================    =================

ACCUMULATED UNDISTRIBUTED NET INVESTMENT
  INCOME (NET INVESTMENT LOSS)                           $         (23,336)   $          90,112
                                                         =================    =================

                                                                       UTILITIES
                                                         --------------------------------------
                                                           FOR THE YEAR         FOR THE YEAR
                                                               ENDED                ENDED
                                                         DECEMBER 31, 2003    DECEMBER 31, 2002
                                                         -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                    $       1,862,279    $       3,200,225
Net realized gain (loss)                                         1,780,791          (23,753,026)
Net change in unrealized appreciation/depreciation              10,330,998           (4,884,473)
                                                         -----------------    -----------------
    NET INCREASE (DECREASE)                                     13,974,068          (25,437,274)
                                                         -----------------    -----------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class X shares                                                (1,584,703)          (2,803,574)
  Class Y shares                                                  (281,994)            (356,108)
Net realized gain
  Class X shares                                                        --                   --
  Class Y shares                                                        --                   --
                                                         -----------------    -----------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS                           (1,866,697)          (3,159,682)
                                                         -----------------    -----------------

Net increase (decrease) from transactions in shares of
  beneficial interest                                          (12,512,023)         (25,265,054)
                                                         -----------------    -----------------

    TOTAL INCREASE (DECREASE)                                     (404,652)         (53,862,010)

NET ASSETS:
Beginning of period                                             77,573,495          131,435,505
                                                         -----------------    -----------------

END OF PERIOD                                            $      77,168,843    $      77,573,495
                                                         =================    =================

ACCUMULATED UNDISTRIBUTED NET INVESTMENT
  INCOME (NET INVESTMENT LOSS)                           $         (15,243)   $         (12,862)
                                                         =================    =================

                                                                    DIVIDEND GROWTH
                                                         --------------------------------------
                                                           FOR THE YEAR         FOR THE YEAR
                                                               ENDED                ENDED
                                                         DECEMBER 31, 2003    DECEMBER 31, 2002
                                                         -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                    $       6,827,801    $       8,840,107
Net realized gain (loss)                                       (12,830,310)         (39,482,430)
Net change in unrealized appreciation/depreciation              97,796,849          (60,956,564)
                                                         -----------------    -----------------
    NET INCREASE (DECREASE)                                     91,794,340          (91,598,887)
                                                         -----------------    -----------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class X shares                                                (6,163,835)          (8,353,169)
  Class Y shares                                                  (662,650)            (486,953)
Net realized gain
  Class X shares                                                        --                   --
  Class Y shares                                                        --                   --
                                                         -----------------    -----------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS                           (6,826,485)          (8,840,122)
                                                         -----------------    -----------------

Net increase (decrease) from transactions in shares of
  beneficial interest                                          (48,375,157)         (78,910,159)
                                                         -----------------    -----------------

    TOTAL INCREASE (DECREASE)                                   36,592,698         (179,349,168)

NET ASSETS:
Beginning of period                                            370,990,500          550,339,668
                                                         -----------------    -----------------

END OF PERIOD                                            $     407,583,198    $     370,990,500
                                                         =================    =================

ACCUMULATED UNDISTRIBUTED NET INVESTMENT
  INCOME (NET INVESTMENT LOSS)                           $           1,327    $              11
                                                         =================    =================

                                                                    VALUE-ADDED MARKET
                                                         --------------------------------------
                                                           FOR THE YEAR         FOR THE YEAR
                                                               ENDED                ENDED
                                                         DECEMBER 31, 2003    DECEMBER 31, 2002
                                                         -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                    $       1,635,302    $       1,816,030
Net realized gain (loss)                                        (1,891,365)           3,420,730
Net change in unrealized appreciation/depreciation              50,755,753          (36,086,090)
                                                         -----------------    -----------------
    NET INCREASE (DECREASE)                                     50,499,690          (30,849,330)
                                                         -----------------    -----------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class X shares                                                (1,481,946)          (1,937,562)
  Class Y shares                                                  (312,854)            (163,395)
Net realized gain
  Class X shares                                                (2,267,155)                  --
  Class Y shares                                                  (533,709)                  --
                                                         -----------------    -----------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS                           (4,595,664)          (2,100,957)
                                                         -----------------    -----------------

Net increase (decrease) from transactions in shares of
  beneficial interest                                            4,762,027          (20,008,345)
                                                         -----------------    -----------------

    TOTAL INCREASE (DECREASE)                                   50,666,053          (52,958,632)

NET ASSETS:
Beginning of period                                            139,907,811          192,866,443
                                                         -----------------    -----------------

END OF PERIOD                                            $     190,573,864    $     139,907,811
                                                         =================    =================

ACCUMULATED UNDISTRIBUTED NET INVESTMENT
  INCOME (NET INVESTMENT LOSS)                           $       1,594,467    $       1,816,289
                                                         =================    =================

                                                                             GROWTH
                                                             --------------------------------------
                                                               FOR THE YEAR         FOR THE YEAR
                                                                   ENDED                ENDED
                                                             DECEMBER 31, 2003    DECEMBER 31, 2002
                                                             -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                                 $          80,358    $          41,760
Net realized gain (loss)                                             1,923,241          (20,099,406)
Net change in unrealized appreciation/depreciation                   8,291,544           (1,299,207)
                                                             -----------------    -----------------
    NET INCREASE (DECREASE)                                         10,295,143          (21,356,853)
                                                             -----------------    -----------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class X shares                                                       (41,761)                  --
  Class Y shares                                                            --                   --
Net realized gain
  Class X shares                                                            --                   --
  Class Y shares                                                            --                   --
                                                             -----------------    -----------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS                                  (41,761)                  --
                                                             -----------------    -----------------

Net increase (decrease) from transactions in shares of
  beneficial interest                                               (6,401,441)         (19,768,451)
                                                             -----------------    -----------------

    TOTAL INCREASE (DECREASE)                                        3,851,941          (41,125,304)

NET ASSETS:
Beginning of period                                                 43,354,244           84,479,548
                                                             -----------------    -----------------

END OF PERIOD                                                $      47,206,185    $      43,354,244
                                                             =================    =================

ACCUMULATED UNDISTRIBUTED NET INVESTMENT
  INCOME (NET INVESTMENT LOSS)                               $          80,357    $          41,760
                                                             =================    =================

                                                                     AMERICAN OPPORTUNITIES
                                                             --------------------------------------
                                                               FOR THE YEAR         FOR THE YEAR
                                                                   ENDED                ENDED
                                                             DECEMBER 31, 2003    DECEMBER 31, 2002
                                                             -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                                 $         879,026    $       1,030,021
Net realized gain (loss)                                            12,506,831          (73,515,538)
Net change in unrealized appreciation/depreciation                  41,524,131          (23,992,117)
                                                             -----------------    -----------------
    NET INCREASE (DECREASE)                                         54,909,988          (96,477,634)
                                                             -----------------    -----------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class X shares                                                      (963,468)          (2,513,231)
  Class Y shares                                                       (70,108)            (147,685)
Net realized gain
  Class X shares                                                            --                   --
  Class Y shares                                                            --                   --
                                                             -----------------    -----------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS                               (1,033,576)          (2,660,916)
                                                             -----------------    -----------------

Net increase (decrease) from transactions in shares of
  beneficial interest                                              (52,264,903)         (89,896,539)
                                                             -----------------    -----------------

    TOTAL INCREASE (DECREASE)                                        1,611,509         (189,035,089)

NET ASSETS:
Beginning of period                                                304,744,664          493,779,753
                                                             -----------------    -----------------

END OF PERIOD                                                $     306,356,173    $     304,744,664
                                                             =================    =================

ACCUMULATED UNDISTRIBUTED NET INVESTMENT
  INCOME (NET INVESTMENT LOSS)                               $         877,204    $       1,032,181
                                                             =================    =================

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                     CAPITAL OPPORTUNITIES
                                                             --------------------------------------
                                                               FOR THE YEAR         FOR THE YEAR
                                                                   ENDED                ENDED
                                                             DECEMBER 31, 2003    DECEMBER 31, 2002
                                                             -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                                 $        (202,747)   $        (343,046)
Net realized gain (loss)                                             6,411,535          (55,704,147)
Net change in unrealized appreciation/depreciation                   4,645,509           28,089,327
                                                             -----------------    -----------------
    NET INCREASE (DECREASE)                                         10,854,297          (27,957,866)
                                                             -----------------    -----------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class X shares                                                            --                   --
  Class Y shares                                                            --                   --
Net realized gain
  Class X shares                                                            --                   --
  Class Y shares                                                            --                   --
                                                             -----------------    -----------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS                                       --                   --
                                                             -----------------    -----------------

Net increase (decrease) from transactions in shares of
  beneficial interest                                               (2,713,544)         (10,307,026)
                                                             -----------------    -----------------

    TOTAL INCREASE (DECREASE)                                        8,140,753          (38,264,892)

NET ASSETS:
Beginning of period                                                 28,633,866           66,898,758
                                                             -----------------    -----------------

END OF PERIOD                                                $      36,774,619    $      28,633,866
                                                             =================    =================

ACCUMULATED UNDISTRIBUTED NET INVESTMENT
  INCOME (NET INVESTMENT LOSS)                               $              --    $              --
                                                             =================    =================

                                                                        GLOBAL EQUITY
                                                             --------------------------------------
                                                               FOR THE YEAR         FOR THE YEAR
                                                                   ENDED                ENDED
                                                             DECEMBER 31, 2003    DECEMBER 31, 2002
                                                             -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                                 $         265,681    $         346,468
Net realized gain (loss)                                              (511,061)          (3,336,891)
Net change in unrealized appreciation/depreciation                  24,567,675          (16,471,692)
                                                             -----------------    -----------------
    NET INCREASE (DECREASE)                                         24,322,295          (19,462,115)
                                                             -----------------    -----------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class X shares                                                      (300,580)             (80,154)
  Class Y shares                                                       (10,185)                  --
Net realized gain
  Class X shares                                                            --                   --
  Class Y shares                                                            --                   --
                                                             -----------------    -----------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS                                 (310,765)             (80,154)
                                                             -----------------    -----------------

Net increase (decrease) from transactions in shares of
  beneficial interest                                              (12,372,405)         (23,468,339)
                                                             -----------------    -----------------

    TOTAL INCREASE (DECREASE)                                       11,639,125          (43,010,608)

NET ASSETS:
Beginning of period                                                 79,561,261          122,571,869
                                                             -----------------    -----------------

END OF PERIOD                                                $      91,200,386    $      79,561,261
                                                             =================    =================

ACCUMULATED UNDISTRIBUTED NET INVESTMENT
  INCOME (NET INVESTMENT LOSS)                               $         194,057    $         291,514
                                                             =================    =================

                                                                       DEVELOPING GROWTH
                                                             --------------------------------------
                                                               FOR THE YEAR         FOR THE YEAR
                                                                   ENDED                ENDED
                                                             DECEMBER 31, 2003    DECEMBER 31, 2002
                                                             -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                                 $        (117,933)   $        (176,673)
Net realized gain (loss)                                             8,256,395          (18,055,817)
Net change in unrealized appreciation/depreciation                  10,239,030           (4,627,220)
                                                             -----------------    -----------------
    NET INCREASE (DECREASE)                                         18,377,492          (22,859,710)
                                                             -----------------    -----------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class X shares                                                            --                   --
  Class Y shares                                                            --                   --
Net realized gain
  Class X shares                                                            --                   --
  Class Y shares                                                            --                   --
                                                             -----------------    -----------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS                                       --                   --
                                                             -----------------    -----------------

Net increase (decrease) from transactions in shares of
  beneficial interest                                               (6,077,045)         (17,133,000)
                                                             -----------------    -----------------

    TOTAL INCREASE (DECREASE)                                       12,300,447          (39,992,710)

NET ASSETS:
Beginning of period                                                 48,493,547           88,486,257
                                                             -----------------    -----------------

END OF PERIOD                                                $      60,793,994    $      48,493,547
                                                             =================    =================

ACCUMULATED UNDISTRIBUTED NET INVESTMENT
  INCOME (NET INVESTMENT LOSS)                               $              --    $              --
                                                             =================    =================

SUMMARY OF TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

                                                         MONEY MARKET                              FLEXIBLE INCOME
                                              --------------------------------------    --------------------------------------
                                                FOR THE YEAR         FOR THE YEAR         FOR THE YEAR         FOR THE YEAR
                                                    ENDED                ENDED                ENDED                ENDED
                                              DECEMBER 31, 2003    DECEMBER 31, 2002    DECEMBER 31, 2003    DECEMBER 31, 2002
                                              -----------------    -----------------    -----------------    -----------------
CLASS X SHARES
SHARES
Sold                                                 48,686,635          119,285,645              819,656            1,401,928
Reinvestment of dividends and distributions             827,889            2,146,983              368,963              383,157
Redeemed                                           (110,263,101)        (144,910,533)          (1,918,631)          (2,348,029)
                                              -----------------    -----------------    -----------------    -----------------
NET DECREASE - CLASS X                              (60,748,577)         (23,477,905)            (730,012)            (562,944)
                                              =================    =================    =================    =================
AMOUNT
Sold                                          $      48,686,635    $     119,285,645    $       6,110,077    $       9,828,447
Reinvestment of dividends and distributions             827,889            2,146,983            2,773,979            2,672,959
Redeemed                                           (110,263,101)        (144,910,533)         (14,378,272)         (16,427,076)
                                              -----------------    -----------------    -----------------    -----------------
NET DECREASE - CLASS X                        $     (60,748,577)   $     (23,477,905)   $      (5,494,216)   $      (3,925,670)
                                              =================    =================    =================    =================

CLASS Y SHARES
SHARES
Sold                                                 61,345,479           48,033,474            1,404,030            1,657,735
Reinvestment of dividends and distributions             169,941              372,357              123,307               59,826
Redeemed                                            (63,338,336)         (38,589,093)            (861,581)            (244,617)
                                              -----------------    -----------------    -----------------    -----------------
NET INCREASE (DECREASE) - CLASS Y                    (1,822,916)           9,816,738              665,756            1,472,944
                                              =================    =================    =================    =================
AMOUNT
Sold                                          $      61,345,479    $      48,033,474    $      10,478,359    $      11,579,296
Reinvestment of dividends and distributions             169,941              372,357              925,237              418,622
Redeemed                                            (63,338,336)         (38,589,093)          (6,438,687)          (1,715,814)
                                              -----------------    -----------------    -----------------    -----------------
NET INCREASE (DECREASE) - CLASS Y             $      (1,822,916)   $       9,816,738    $       4,964,909    $      10,282,104
                                              =================    =================    =================    =================

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                         BALANCED GROWTH                              UTILITIES
                                              --------------------------------------    --------------------------------------
                                                FOR THE YEAR         FOR THE YEAR         FOR THE YEAR         FOR THE YEAR
                                                    ENDED                ENDED                ENDED                ENDED
                                              DECEMBER 31, 2003    DECEMBER 31, 2002    DECEMBER 31, 2003    DECEMBER 31, 2002
                                              -----------------    -----------------    -----------------    -----------------
CLASS X SHARES
SHARES
Sold                                                    522,053              724,016              214,482              301,789
Reinvestment of dividends and distributions             146,503              205,346              111,657              197,658
Redeemed                                             (1,694,288)          (2,119,779)          (1,281,303)          (2,380,363)
                                              -----------------    -----------------    -----------------    -----------------
NET DECREASE - CLASS X                               (1,025,732)          (1,190,417)            (955,164)          (1,880,916)
                                              =================    =================    =================    =================
AMOUNT
Sold                                          $       6,847,511    $       9,873,756    $       2,983,710    $       4,375,976
Reinvestment of dividends and distributions           1,967,896            2,731,171            1,584,703            2,803,574
Redeemed                                            (22,040,823)         (28,467,516)         (17,688,607)         (33,881,020)
                                              -----------------    -----------------    -----------------    -----------------
NET DECREASE - CLASS X                        $     (13,225,416)   $     (15,862,589)   $     (13,120,194)   $     (26,701,470)
                                              =================    =================    =================    =================

CLASS Y SHARES
SHARES
Sold                                                    751,891              560,381              293,544              335,317
Reinvestment of dividends and distributions              29,284               21,469               19,859               25,390
Redeemed                                               (203,489)            (179,996)            (260,617)            (273,414)
                                              -----------------    -----------------    -----------------    -----------------
NET INCREASE (DECREASE) - CLASS Y                       577,686              401,854               52,786               87,293
                                              =================    =================    =================    =================
AMOUNT
Sold                                          $       9,921,937    $       7,630,860    $       3,996,627    $       4,899,620
Reinvestment of dividends and distributions             396,811              281,828              281,994              356,108
Redeemed                                             (2,684,150)          (2,371,826)          (3,670,450)          (3,819,312)
                                              -----------------    -----------------    -----------------    -----------------
NET INCREASE (DECREASE) - CLASS Y             $       7,634,598    $       5,540,862    $         608,171    $       1,436,416
                                              =================    =================    =================    =================

                                                          DIVIDEND GROWTH                         VALUE-ADDED MARKET
                                              --------------------------------------    --------------------------------------
                                                FOR THE YEAR         FOR THE YEAR         FOR THE YEAR         FOR THE YEAR
                                                    ENDED                ENDED                ENDED                ENDED
                                              DECEMBER 31, 2003    DECEMBER 31, 2002    DECEMBER 31, 2003    DECEMBER 31, 2002
                                              -----------------    -----------------    -----------------    -----------------
CLASS X SHARES
SHARES
Sold                                                  1,772,994            1,816,448              927,026            1,005,911
Reinvestment of dividends and distributions             480,186              644,042              214,234              107,048
Redeemed                                             (7,130,986)          (9,442,311)          (2,000,060)          (2,997,915)
                                              -----------------    -----------------    -----------------    -----------------
NET DECREASE - CLASS X                               (4,877,806)          (6,981,821)            (858,800)          (1,884,956)
                                              =================    =================    =================    =================
AMOUNT
Sold                                          $      22,505,914    $      24,354,692    $      16,395,002    $      17,757,380
Reinvestment of dividends and distributions           6,163,835            8,353,169            3,749,101            1,937,562
Redeemed                                            (89,625,898)        (124,347,345)         (34,615,230)         (50,407,468)
                                              -----------------    -----------------    -----------------    -----------------
NET DECREASE - CLASS X                        $     (60,956,149)   $     (91,639,484)   $     (14,471,127)   $     (30,712,526)
                                              =================    =================    =================    =================

CLASS Y SHARES
SHARES
Sold                                                  1,465,207            1,428,587            1,317,054              942,345
Reinvestment of dividends and distributions              51,209               38,352               48,653                9,062
Redeemed                                               (518,581)            (522,959)            (293,426)            (334,532)
                                              -----------------    -----------------    -----------------    -----------------
NET INCREASE (DECREASE) - CLASS Y                       997,835              943,980            1,072,281              616,875
                                              =================    =================    =================    =================
AMOUNT
Sold                                          $      18,555,581    $      19,114,664    $      23,315,043    $      16,143,557
Reinvestment of dividends and distributions             662,650              486,953              846,563              163,395
Redeemed                                             (6,637,239)          (6,872,292)          (4,928,452)          (5,602,771)
                                              -----------------    -----------------    -----------------    -----------------
NET INCREASE (DECREASE) - CLASS Y             $      12,580,992    $      12,729,325    $      19,233,154    $      10,704,181
                                              =================    =================    =================    =================

                                                             GROWTH                            AMERICAN OPPORTUNITIES
                                              --------------------------------------    --------------------------------------
                                                FOR THE YEAR         FOR THE YEAR         FOR THE YEAR         FOR THE YEAR
                                                    ENDED                ENDED                ENDED                ENDED
                                              DECEMBER 31, 2003    DECEMBER 31, 2002    DECEMBER 31, 2003    DECEMBER 31, 2002
                                              -----------------    -----------------    -----------------    -----------------
CLASS X SHARES
SHARES
Sold                                                    300,887              395,097              984,541            1,385,445
Reinvestment of dividends and distributions               3,325                   --               77,139              186,580
Redeemed                                             (1,018,781)          (2,005,315)          (6,039,452)          (8,935,569)
                                              -----------------    -----------------    -----------------    -----------------
NET DECREASE - CLASS X                                 (714,569)          (1,610,218)          (4,977,772)          (7,363,544)
                                              =================    =================    =================    =================
AMOUNT
Sold                                          $       3,719,693    $       5,105,430    $      12,118,391    $      18,386,151
Reinvestment of dividends and distributions              41,761                   --              963,468            2,513,231
Redeemed                                            (12,302,379)         (25,381,091)         (74,062,012)        (117,722,907)
                                              -----------------    -----------------    -----------------    -----------------
NET DECREASE - CLASS X                        $      (8,540,925)   $     (20,275,661)   $     (60,980,153)   $     (96,823,525)
                                              =================    =================    =================    =================

CLASS Y SHARES
SHARES
Sold                                                    242,391              136,527            1,348,244            1,117,040
Reinvestment of dividends and distributions                  --                   --                5,636               10,997
Redeemed                                                (71,767)            (103,816)            (633,416)            (605,031)
                                              -----------------    -----------------    -----------------    -----------------
NET INCREASE - CLASS Y                                  170,624               32,711              720,464              523,006
                                              =================    =================    =================    =================
AMOUNT
Sold                                          $       3,010,578    $       1,832,084    $      16,488,980    $      14,735,675
Reinvestment of dividends and distributions                  --                   --               70,108              147,685
Redeemed                                               (871,094)          (1,324,874)          (7,843,838)          (7,956,374)
                                              -----------------    -----------------    -----------------    -----------------
NET INCREASE - CLASS Y                        $       2,139,484    $         507,210    $       8,715,250    $       6,926,986
                                              =================    =================    =================    =================

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                       CAPITAL OPPORTUNITIES                        GLOBAL EQUITY
                                              --------------------------------------    --------------------------------------
                                                FOR THE YEAR         FOR THE YEAR         FOR THE YEAR         FOR THE YEAR
                                                    ENDED                ENDED                ENDED                ENDED
                                              DECEMBER 31, 2003    DECEMBER 31, 2002    DECEMBER 31, 2003    DECEMBER 31, 2002
                                              -----------------    -----------------    -----------------    -----------------
CLASS X SHARES
SHARES
Sold                                                    364,879              589,277              384,457              331,885
Reinvestment of dividends and distributions                  --                   --               25,048                6,608
Redeemed                                             (1,111,639)          (2,238,406)          (1,668,617)          (2,462,599)
                                              -----------------    -----------------    -----------------    -----------------
NET DECREASE - CLASS X                                 (746,760)          (1,649,129)          (1,259,112)          (2,124,106)
                                              =================    =================    =================    =================
AMOUNT
Sold                                          $       2,408,037    $       4,328,497    $       4,428,039    $       3,897,393
Reinvestment of dividends and distributions                  --                   --              300,580               80,154
Redeemed                                             (6,859,678)         (15,590,037)         (19,093,417)         (28,327,330)
                                              -----------------    -----------------    -----------------    -----------------
NET DECREASE - CLASS X                        $      (4,451,641)   $     (11,261,540)   $     (14,364,798)   $     (24,349,783)
                                              =================    =================    =================    =================

CLASS Y SHARES
SHARES
Sold                                                    546,847              711,761              234,174              149,454
Reinvestment of dividends and distributions                  --                   --                  852                   --
Redeemed                                               (278,698)            (685,448)             (72,031)             (73,439)
                                              -----------------    -----------------    -----------------    -----------------
NET INCREASE - CLASS Y                                  268,149               26,313              162,995               76,015
                                              =================    =================    =================    =================
AMOUNT
Sold                                          $       3,465,304    $       5,340,206    $       2,790,650    $       1,721,233
Reinvestment of dividends and distributions                  --                   --               10,185                   --
Redeemed                                             (1,727,207)          (4,385,692)            (808,442)            (839,789)
                                              -----------------    -----------------    -----------------    -----------------
NET INCREASE - CLASS Y                        $       1,738,097    $         954,514    $       1,992,393    $         881,444
                                              =================    =================    =================    =================

                                                        DEVELOPING GROWTH
                                              --------------------------------------
                                                FOR THE YEAR         FOR THE YEAR
                                                    ENDED                ENDED
                                              DECEMBER 31, 2003    DECEMBER 31, 2002
                                              -----------------    -----------------
CLASS X SHARES
SHARES
Sold                                                    339,110              263,100
Reinvestment of dividends and distributions                  --                   --
Redeemed                                             (1,006,209)          (1,636,123)
                                              -----------------    -----------------
NET DECREASE - CLASS X                                 (667,099)          (1,373,023)
                                              =================    =================
AMOUNT
Sold                                          $       4,568,617    $       3,579,933
Reinvestment of dividends and distributions                  --                   --
Redeemed                                            (13,279,669)         (21,293,539)
                                              -----------------    -----------------
NET DECREASE - CLASS X                        $      (8,711,052)   $     (17,713,606)
                                              =================    =================

CLASS Y SHARES
SHARES
Sold                                                    235,623              113,513
Reinvestment of dividends and distributions                  --                   --
Redeemed                                                (42,796)             (73,538)
                                              -----------------    -----------------
NET INCREASE - CLASS Y                                  192,827               39,975
                                              =================    =================
AMOUNT
Sold                                          $       3,194,704    $       1,497,355
Reinvestment of dividends and distributions                  --                   --
Redeemed                                               (560,697)            (916,749)
                                              -----------------    -----------------
NET INCREASE - CLASS Y                        $       2,634,007    $         580,606
                                              =================    =================

Morgan Stanley Select Dimensions Investment Series

NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2003

1. ORGANIZATION AND ACCOUNTING POLICIES
Morgan Stanley Select Dimensions Investment Series (the "Fund") is registered under the Investment Company Act of 1940 as amended (the "Act"), as a diversified, open-end management investment company. The Fund is offered exclusively to life insurance companies in connection with particular life insurance and/or annuity contracts they offer. The Fund, which consists of 11 separate portfolios ("Portfolios"), was organized on June 2, 1994, as a Massachusetts business trust and commenced operations on November 9, 1994, with the exception of Capital Opportunities which commenced operations on January 21, 1997.

On July 24, 2000, the Fund commenced offering one additional class of shares (Class Y shares). The two classes are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered on or after July 24, 2000.

The investment objectives of each Portfolio are as follows:

      PORTFOLIO                           INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
     Money Market       Seeks high current income, preservation of capital and
                        liquidity by investing in short-term money market
                        instruments.

    Flexible Income     Seeks, as a primary objective, to earn a high level of
(formerly Diversified   current income and, as a secondary objective, to
       Income)          maximize total return, but only to the extent consistent
                        with its primary objective. Prior to May 1, 2003,
                        Flexible Income sought its secondary objective by
                        equally allocating its assets among three separate
                        groupings of fixed income securities.

    Balanced Growth     Seeks to provide capital growth with reasonable current
                        income by investing primarily in common stocks and
                        securities convertible into common stocks and by
                        investing in fixed income securities.

       Utilities        Seeks both capital appreciation and current income by
                        investing in equity and fixed income securities of
                        companies in the utilities industry.

   Dividend Growth      Seeks to provide reasonable current income and long-term
                        growth of income and capital by investing primarily in
                        common stock of companies with a record of paying
                        dividends and the potential for increasing dividends.

  Value-Added Market    Seeks to achieve a high level of total return on its
                        assets through a combination of capital appreciation and
                        current income by investing, on an equally-weighted
                        basis, in a diversified portfolio of common stocks of
                        the companies which are represented in the Standard &
                        Poor's 500 Composite Stock Price Index.

       Growth Seeks long-term growth of capital by investing primarily in common stocks issued by domestic and foreign companies.

      PORTFOLIO                           INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
       American         Seeks long-term capital growth consistent with an effort
     Opportunities      to reduce volatility by investing principally in common
                        stock of companies in industries which are believed to
                        have attractive growth potential.

 Capital Opportunities  Seeks long-term capital growth by investing primarily in equity securities with market capitalization's within the capitalization range of companies comprising the Lipper Multi-Cap Growth Universe.

    Global Equity       Seeks to obtain total return on its assets primarily
                        through long-term capital growth and, to a lesser
                        extent, from income, through investments in equity
                        securities of companies located in various countries
                        around the world.

  Developing Growth     Seeks long-term capital growth by investing primarily in
                        equity securities of smaller and medium-sized companies
                        that have the potential for growing more rapidly than
                        the economy.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Money Market: securities are valued at amortized cost which approximates market value. All remaining Portfolios: (1) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price;
(2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) futures are valued at the latest price published by the commodities exchange on which they trade; (6) when market quotations are not readily available or Morgan Stanley Investment Advisors Inc. (the "Investment Manager") and/or (in the case of Growth Portfolio ) Morgan Stanley Investment Management Inc. (the "Sub-Advisor"), an affiliate of the Investment Manager, determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the Investment Manager using a pricing service and/or procedures approved by the Trustees of the Fund; (7) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees; and (8) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily except where collection is not expected. The Fund amortizes premiums and accretes discounts over the life of the respective securities.

C. REPURCHASE AGREEMENTS -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Portfolios, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, or U.S. Treasury or federal agency obligations. The Portfolio may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. FUTURES CONTRACTS -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract which is known as variation margin. Such receipts or payments are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. FOREIGN CURRENCY TRANSLATION AND FORWARD FOREIGN CURRENCY CONTRACTS -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

G. FEDERAL INCOME TAX POLICY -- It is the Fund's policy to comply individually for each Portfolio with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date.

I. EXPENSES -- Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

J. USE OF ESTIMATES -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS
Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to each Portfolio's net assets determined at the close of each business day:

PORTFOLIO                ANNUAL RATE
---------                -----------
Money Market                 0.50%
Flexible Income              0.40
Balanced Growth              0.60
Utilities                    0.65
Dividend Growth                 *
Value-Added Market           0.50
Growth                       0.80%
American Opportunities         **
Capital Opportunities        0.75
Global Equity                1.00
Developing Growth            0.50

----------
* 0.625% to the portion of daily net assets not exceeding $500 million; 0.50% to the portion of daily net assets exceeding $500 million, but not exceeding $1 billion and 0.475% to the portion of daily net assets exceeding $1 billion.

** 0.625% to the portion of daily net assets not exceeding $500 million; 0.60% to the portion of daily net assets exceeding $500 million, but not exceeding $1 billion and 0.575% to the portion of daily net assets exceeding $1 billion.

Under a Sub-Advisory Agreement between the Sub-Advisor and the Investment Manager, the Sub-Advisor provides Growth with investment advice and portfolio management relating to the Portfolio's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager paid the Sub-Advisor compensation of $140,021 for the year ended December 31, 2003.

On October 23, 2003, the Board of Trustees of the Fund determined to terminate the Sub-Advisory Agreement. Therefore, effective on or about May 1, 2004, the Investment Manager will assume direct responsibility for investment of the portfolio.

3. PLAN OF DISTRIBUTION
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, Class Y shares of each Portfolio bear a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES
Purchases and sales/maturities of portfolio securities, excluding short-term investments (except for the Money Market Portfolio), for the year ended December 31, 2003 were as follows:

                             U.S. GOVERNMENT SECURITIES                       OTHER
                         -----------------------------------   -----------------------------------
                             PURCHASES      SALES/MATURITIES      PURCHASES       SALES/MATURITIES
                         ----------------   ----------------   ----------------   ----------------
Money Market             $    174,596,837   $    203,979,114   $  1,062,411,990   $  1,098,046,028
Flexible Income               114,976,509        111,830,112         55,504,191         54,781,418
Balanced Growth                14,848,230          8,910,537        101,060,960        115,186,187
Utilities                         683,423            415,599         64,798,063         75,665,369
Dividend Growth                        --                 --        152,656,400        220,212,387
Value-Added Market                     --                 --         37,694,422         36,119,754
Growth                                 --                 --         54,727,802         59,396,174
American Opportunities                 --                 --        736,577,145        775,018,045
Capital Opportunities                  --                 --         56,855,200         59,807,662
Global Equity                          --                 --         56,474,719         69,468,276
Developing Growth                      --                 --         99,331,349        103,698,702

Included in the aforementioned purchases and sales of portfolio securities of Value-Added Market are purchases and sales of Morgan Stanley, an affiliate of the Investment Manager, Sub-Advisor and Distributor, of $30,043 and $34,842, respectively including a net realized gain of $9,006.

The following Portfolios had transactions in Hartford Financial Services Group, Inc., an affiliate of the Fund:

                                                            NET REALIZED
                           PURCHASES          SALES        GAINS (LOSSES)
                         --------------   --------------   --------------
Balanced Growth          $       29,965   $       75,436   $       (5,817)
Dividend Growth               1,510,600           50,961            5,461
Value-Added Market               14,920               --               --

The following Portfolios had transactions with other Morgan Stanley funds during the year ended December 31, 2003:

                                                            NET REALIZED
                            PURCHASES         SALES        GAINS (LOSSES)
                         --------------   --------------   --------------
Balanced Growth          $      374,804               --               --
Utilities                       322,700               --               --
Dividend Growth                      --   $      175,146   $       (7,008)
Growth                               --           13,104            1,704
Value-Added Market               67,165               --               --
American Opportunities          728,476        1,326,377           13,851
Capital Opportunities           578,380          568,775           48,055
Developing Growth               336,280          358,393           77,243

For the year ended December 31, 2003, the following Portfolios incurred brokerage commissions with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager, Sub-Advisor and Distributor, for executed portfolio transactions:

          BALANCED                      DIVIDEND   VALUE-ADDED
           GROWTH         UTILITIES      GROWTH      MARKET       GROWTH
        -------------   -------------   --------   -----------   --------
           $ 3,282         $ 84,455     $ 50,637     $ 447        $ 699
           =======         ========     ========     =====        =====


          AMERICAN         CAPITAL       GLOBAL     DEVELOPING
        OPPORTUNITIES   OPPORTUNITIES    EQUITY      GROWTH
        -------------   -------------   --------   -----------
          $ 228,690        $ 2,999      $ 20,007     $ 8,012
          =========        =======      ========     =======

Morgan Stanley Trust, an affiliate of the Investment Manager, Sub-Advisor and Distributor, is the Fund's transfer agent.

5. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS
Some of the Portfolios may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Portfolios bear the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Some of the Portfolios may purchase and sell interest rate and index futures ("futures contracts") to facilitate trading, increase or decrease the Portfolios' market exposure, seek higher investment returns, or to seek to protect against a decline in the value of the Portfolios' securities or an increase in prices of securities that may be purchased.

These futures contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. The Portfolios bear the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

6. FEDERAL INCOME TAX STATUS
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid for the years ended December 31, 2002 and December 31, 2003 for all portfolios was the same as the book character shown on the Statements of Changes in Net Assets.

As of December 31, 2003, the tax-basis components of accumulated earnings were as follows:

                                        FLEXIBLE         BALANCED                           DIVIDEND       VALUE-ADDED
                                          INCOME          GROWTH          UTILITIES          GROWTH            MARKET
                                      -------------    -------------    -------------    -------------    -------------
Undistributed ordinary income         $   2,341,352    $      21,859    $         346    $       1,327    $   1,582,581
Undistributed long-term gains                    --               --               --               --               --
                                      -------------    -------------    -------------    -------------    -------------
Net accumulated earnings                  2,341,352           21,859              346            1,327        1,582,581
Capital loss carryforward*              (18,331,717)     (12,115,013)     (41,522,738)    (184,028,290)      (1,207,850)
Post-October losses                        (196,443)              --               --               --          (52,195)
Temporary differences                       (77,347)              --               --               --               --
Net unrealized appreciation
  (depreciation)                         (3,621,967)      14,283,485       15,497,393       82,956,045       55,104,402
                                      -------------    -------------    -------------    -------------    -------------
Total accumulated earnings (losses)   $ (19,886,122)   $   2,190,331    $ (26,024,999)   $(101,070,918)   $  55,426,938
                                      =============    =============    =============    =============    =============

                                                         AMERICAN          CAPITAL          GLOBAL         DEVELOPING
                                         GROWTH        OPPORTUNITIES    OPPORTUNITIES       EQUITY           GROWTH
                                      -------------    --------------   -------------    -------------    -------------
Undistributed ordinary income         $      80,357    $      877,204              --    $     194,052               --
Undistributed long-term gains                    --                --              --               --               --
Net accumulated earnings                     80,357           877,204              --          194,052               --
Capital loss carryforward*              (34,599,387)     (278,126,502)  $ (96,058,848)      (9,170,518)   $ (50,165,892)
Post-October losses                              --                --              --       (1,731,435)              --
Temporary differences                            --                --              --               --               --
Net unrealized appreciation
  (depreciation)                            271,882        33,463,733       4,909,111       11,707,706        8,929,682
                                      -------------    -------------    -------------    -------------    -------------
Total accumulated earnings (losses)   $ (34,247,148)   $ (243,785,565)  $ (91,149,737)   $     999,805    $ (41,236,210)
                                      =============    =============    =============    =============    =============

* As of December 31, 2003, the following Portfolios had a net capital loss carryforward which may be used to offset future capital gains to the extent provided by regulations.

                                                           (AMOUNTS IN THOUSANDS)
                                   --------------------------------------------------------------------------
AVAILABLE THROUGH DECEMBER 31,       2006       2007       2008       2009       2010       2011      TOTAL
------------------------------     --------   --------   --------   --------   --------   --------   --------
Flexible Income                    $    153   $    941   $  1,681   $  2,688   $  6,782   $  6,087   $ 18,332
Balanced Growth                          --         --         --         --     12,115         --     12,115
Utilities                                --         --         --     20,380     21,143         --     41,523
Dividend Growth                          --         --     83,533     21,046     58,750     20,699    184,028
Value-Added Market                       --         --         --         --         --      1,208      1,208
Growth                                   --         --         --     15,102     16,400      3,097     34,599
American Opportunities                   --         --         --    203,342     74,785         --    278,127
Capital Opportunities                    --         --         --     38,492     57,567         --     96,059
Global Equity                            --         --         --      6,508      2,663         --      9,171
Developing Growth                        --         --         --     31,854     18,312         --     50,166

During the year ended December 31, 2003, the following Portfolios utilized net capital loss carryforwards: Balanced Growth -- $5,078,425; Utilities -- $434,007; American Opportunities -- $6,161,891; Capital Opportunities -- $5,112,083; Global Equity -- $222,931; Developing Growth -- $7,396,516.

At December 31, 2003, the primary reason(s) for significant temporary/permanent book/tax differences were as follows:

                              TEMPORARY DIFFERENCES      PERMANENT DIFFERENCES
                             ------------------------   ------------------------
                              POST-         LOSS           FOREIGN        NET
                             OCTOBER   DEFERRALS FROM     CURRENCY     OPERATING
                             LOSSES      WASH SALES     GAINS/LOSSES     LOSS
                             -------   --------------   ------------   ---------
Flexible Income                 -             -               -
Balanced Growth                               -
Utilities                                     -
Dividend Growth                               -
Value-Added Market              -             -
Growth                                        -
American Opportunities                        -               -
Capital Opportunities                         -                           -
Global Equity                   -                             -
Developing Growth                             -               -           -

Additionally, Flexible Income had temporary differences attributable to interest on bonds in default and Flexible Income and Balanced Growth had temporary differences attributable to capital loss deferrals on straddles. Flexible Income and Balanced Growth had permanent differences attributable to reclassification of net losses on paydowns and American Opportunities had permanent differences attributable to a prior year excess distribution. The following Portfolios had temporary and permanent differences attributable to book amortization of premiums/discounts on debt securities: Flexible Income, Balanced Growth and Utilities.

To reflect reclassifications arising from the permanent differences, the following accounts were (charged) credited:

                               ACCUMULATED UNDISTRIBUTED    ACCUMULATED UNDISTRIBUTED
                             NET INVESTMENT INCOME (LOSS)    NET REALIZED GAIN (LOSS)   PAID-IN-CAPITAL
                             ----------------------------    ------------------------   ---------------
Flexible Income                     $  1,798,161                 $  (1,798,161)                    --
Balanced Growth                          337,863                      (337,863)                    --
Utilities                                  2,037                        (2,037)                    --
Value-Added Market                       (62,324)                       62,324                     --
Growth                                        --                           668           $       (668)
American Opportunities                      (427)                    2,008,134             (2,007,707)
Capital Opportunities                    202,747                            --               (202,747)
Global Equity                            (52,373)                       52,373
Developing Growth                        117,933                            23               (117,956)

Morgan Stanley Select Dimensions Investment Series

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                            NET ASSET
                              VALUE             NET           NET REALIZED       TOTAL FROM        DIVIDENDS
FOR THE YEAR                BEGINNING        INVESTMENT      AND UNREALIZED      INVESTMENT            TO
ENDED DECEMBER 31           OF PERIOD      INCOME (LOSS)      GAIN (LOSS)        OPERATIONS       SHAREHOLDERS
-----------------         --------------   --------------    --------------    --------------    --------------
MONEY MARKET
CLASS X SHARES
1999                         $  1.00          $  0.05                --           $  0.05           $  (0.05)
2000(a)                         1.00             0.06*               --              0.06              (0.06)
2001                            1.00             0.04*               --              0.04              (0.04)
2002                            1.00             0.01*               --              0.01              (0.01)
2003                            1.00            0.006*               --             0.006             (0.006)
CLASS Y SHARES
2000(b)                         1.00             0.03*               --              0.03              (0.03)
2001                            1.00             0.04*               --              0.04              (0.04)
2002                            1.00             0.01*               --              0.01              (0.01)
2003                            1.00            0.004*               --             0.004             (0.004)
FLEXIBLE INCOME
CLASS X SHARES
1999                            9.93             0.78           $ (0.96)            (0.18)             (0.77)
2000(a)                         8.96             0.76*            (1.15)            (0.39)             (0.65)
2001                            7.83             0.56*            (0.88)            (0.32)             (0.42)
2002                            6.99             0.51*             0.08              0.59              (0.35)
2003                            7.23             0.34*             0.62              0.96              (0.39)
CLASS Y SHARES
2000(b)                         8.58             0.33*            (0.73)            (0.40)             (0.33)
2001                            7.81             0.52*            (0.86)            (0.34)             (0.41)
2002                            6.97             0.48*             0.10              0.58              (0.33)
2003                            7.22             0.32*             0.61              0.93              (0.37)
BALANCED GROWTH
CLASS X SHARES
1999                           16.38             0.48              0.15              0.63              (0.48)
2000(a)                        14.63             0.47*             0.42              0.89              (0.51)
2001                           14.90             0.44*            (0.28)             0.16              (0.44)
2002                           14.62             0.36*            (2.02)            (1.66)             (0.38)
2003                           12.58             0.27*             2.19              2.46              (0.33)
CLASS Y SHARES
2000(b)                        13.67             0.18*             1.25              1.43              (0.22)
2001                           14.88             0.39*            (0.27)             0.12              (0.41)
2002                           14.59             0.32*            (2.01)            (1.69)             (0.34)
2003                           12.56             0.23*             2.19              2.42              (0.30)

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                TOTAL           NET ASSET                          NET ASSETS
                           DISTRIBUTIONS      DIVIDENDS           VALUE                              END OF
FOR THE YEAR                    TO               AND              END OF           TOTAL             PERIOD
ENDED DECEMBER 31          SHAREHOLDERS     DISTRIBUTIONS         PERIOD          RETURN+           (000'S)
-----------------         --------------    --------------    --------------   --------------    --------------
MONEY MARKET
CLASS X SHARES
1999                              --          $ (0.05)          $  1.00              4.78%        $  135,675
2000(a)                           --            (0.06)             1.00              5.98            118,274
2001                              --            (0.04)             1.00              3.88            175,957
2002                              --            (0.01)             1.00              1.34            152,479
2003                              --           (0.006)             1.00              0.65             91,730
CLASS Y SHARES
2000(b)                           --            (0.03)             1.00              2.58(1)           2,673
2001                              --            (0.04)             1.00              3.62             31,189
2002                              --            (0.01)             1.00              1.09             41,006
2003                              --           (0.004)             1.00              0.40             39,183
FLEXIBLE INCOME
CLASS X SHARES
1999                        $  (0.02)++         (0.79)             8.96             (1.83)            86,270
2000(a)                        (0.09)++         (0.74)             7.83             (4.74)            69,443
2001                           (0.10)++         (0.52)             6.99             (4.06)            56,745
2002                              --            (0.35)             7.23              8.67             54,669
2003                              --            (0.39)             7.80             13.54             53,270
CLASS Y SHARES
2000(b)                        (0.04)++         (0.37)             7.81             (4.68)(1)            602
2001                           (0.09)++         (0.50)             6.97             (4.41)             3,859
2002                              --            (0.33)             7.22              8.59             14,626
2003                              --            (0.37)             7.78             13.15             20,955
BALANCED GROWTH
CLASS X SHARES
1999                           (1.90)           (2.38)            14.63              3.52            128,299
2000(a)                        (0.11)           (0.62)            14.90              6.37            120,911
2001                              --            (0.44)            14.62              1.21            116,002
2002                              --            (0.38)            12.58            (11.49)            84,846
2003                              --            (0.33)            14.71             19.84             84,151
CLASS Y SHARES
2000(b)                           --            (0.22)            14.88             10.55(1)           1,455
2001                              --            (0.41)            14.59              0.86              8,463
2002                              --            (0.34)            12.56            (11.66)            12,327
2003                              --            (0.30)            14.68             19.51             22,898

                                 RATIOS TO AVERAGE
                                    NET ASSETS
                          -------------------------------
                                               NET              PORTFOLIO
FOR THE YEAR                                INVESTMENT          TURNOVER
ENDED DECEMBER 31            EXPENSES      INCOME (LOSS)          RATE
-----------------         --------------   --------------    --------------
MONEY MARKET
CLASS X SHARES
1999                            0.54%            4.67%              N/A
2000(a)                         0.55             5.80               N/A
2001                            0.52             3.63               N/A
2002                            0.52             1.34               N/A
2003                            0.54             0.66               N/A
CLASS Y SHARES
2000(b)                         0.80(2)          5.55(2)            N/A
2001                            0.77             3.38               N/A
2002                            0.77             1.09               N/A
2003                            0.79             0.41               N/A
FLEXIBLE INCOME
CLASS X SHARES
1999                            0.48             8.31                69%
2000(a)                         0.47             8.92                33
2001                            0.49             7.48               114
2002                            0.50             7.26               115
2003                            0.57             4.49               258
CLASS Y SHARES
2000(b)                         0.72(2)          9.23(2)             33
2001                            0.74             7.23               114
2002                            0.75             7.01               115
2003                            0.82             4.24               258
BALANCED GROWTH
CLASS X SHARES
1999                            0.64             3.10                37
2000(a)                         0.64             3.29                39
2001                            0.64             2.95                71
2002                            0.66             2.58               161
2003                            0.68             2.01               124
CLASS Y SHARES
2000(b)                         0.86(2)          2.90(2)             39
2001                            0.89             2.70                71
2002                            0.91             2.33               161
2003                            0.93             1.76               124

                            NET ASSET
                              VALUE             NET           NET REALIZED       TOTAL FROM        DIVIDENDS
FOR THE YEAR                BEGINNING        INVESTMENT      AND UNREALIZED      INVESTMENT            TO
ENDED DECEMBER 31           OF PERIOD      INCOME (LOSS)      GAIN (LOSS)        OPERATIONS       SHAREHOLDERS
-----------------         --------------   --------------    --------------    --------------    --------------
UTILITIES
CLASS X SHARES
1999                           18.71          $  0.34           $  7.69          $   8.03           $  (0.34)
2000(a)                        26.25             0.38*            (0.79)            (0.41)             (0.40)
2001                           23.99             0.43*            (6.45)            (6.02)             (0.45)
2002                           17.10             0.47*            (3.93)            (3.46)             (0.48)
2003                           13.16             0.35*             2.31              2.66              (0.36)
CLASS Y SHARES
2000(b)                        26.06             0.15*            (2.04)            (1.89)             (0.18)
2001                           23.99             0.40*            (6.48)            (6.08)             (0.40)
2002                           17.09             0.44*            (3.93)            (3.49)             (0.45)
2003                           13.15             0.31*             2.31              2.62              (0.32)
DIVIDEND GROWTH
CLASS X SHARES
1999                           22.05             0.40             (0.10)             0.30              (0.40)
2000(a)                        19.92             0.33*             0.05              0.38              (0.37)
2001                           15.85             0.27*            (1.13)            (0.86)             (0.28)
2002                           14.71             0.26*            (2.88)            (2.62)             (0.26)
2003                           11.83             0.24*             3.00              3.24              (0.24)
CLASS Y SHARES
2000(b)                        14.14             0.10*             1.73              1.83              (0.13)
2001                           15.84             0.23*            (1.13)            (0.90)             (0.25)
2002                           14.69             0.23*            (2.88)            (2.65)             (0.23)
2003                           11.81             0.20*             3.01              3.21              (0.21)
VALUE-ADDED MARKET
CLASS X SHARES
1999                           19.19             0.22              2.08              2.30              (0.22)
2000(a)                        20.54             0.26*             1.95              2.21              (0.09)
2001                           20.75             0.22*            (0.56)            (0.34)             (0.19)
2002                           19.12             0.19*            (3.22)            (3.03)             (0.21)
2003                           15.88             0.19*             5.59              5.78              (0.21)
CLASS Y SHARES
2000(b)                        18.74             0.09*             1.89              1.98                 --
2001                           20.72             0.16*            (0.55)            (0.39)             (0.18)
2002                           19.05             0.16*            (3.22)            (3.06)             (0.20)
2003                           15.79             0.15*             5.56              5.71              (0.19)

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                 TOTAL           NET ASSET                         NET ASSETS
                           DISTRIBUTIONS       DIVIDENDS           VALUE                             END OF
FOR THE YEAR                    TO                AND              END OF          TOTAL             PERIOD
ENDED DECEMBER 31          SHAREHOLDERS      DISTRIBUTIONS         PERIOD         RETURN+           (000'S)
-----------------         --------------    --------------    --------------   --------------    --------------
UTILITIES
CLASS X SHARES
1999                         $ (0.15)         $ (0.49)          $ 26.25             43.71%        $  165,368
2000(a)                        (1.45)           (1.85)            23.99             (1.91)           196,489
2001                           (0.42)           (0.87)            17.10            (25.51)           118,964
2002                              --            (0.48)            13.16            (20.37)            66,825
2003                              --            (0.36)            15.46             20.47             63,728
CLASS Y SHARES
2000(b)                           --            (0.18)            23.99             (7.26)(1)          5,494
2001                           (0.42)           (0.82)            17.09            (25.69)            12,471
2002                              --            (0.45)            13.15            (20.58)            10,749
2003                              --            (0.32)            15.45             20.20             13,440
DIVIDEND GROWTH
CLASS X SHARES
1999                           (2.03)           (2.43)            19.92              0.53            742,811
2000(a)                        (4.08)           (4.45)            15.85              5.36            619,469
2001                              --            (0.28)            14.71             (5.45)           527,738
2002                              --            (0.26)            11.83            (17.92)           341,673
2003                              --            (0.24)            14.83             27.73            356,056
CLASS Y SHARES
2000(b)                           --            (0.13)            15.84             13.02(1)           2,780
2001                              --            (0.25)            14.69             (5.71)            22,602
2002                              --            (0.23)            11.81            (18.15)            29,318
2003                              --            (0.21)            14.81             27.48             51,527
VALUE-ADDED MARKET
CLASS X SHARES
1999                           (0.73)           (0.95)            20.54             12.15            189,708
2000(a)                        (1.91)           (2.00)            20.75             11.98            186,887
2001                           (1.10)           (1.29)            19.12             (1.83)           181,881
2002                              --            (0.21)            15.88            (15.97)           121,065
2003                           (0.32)           (0.53)            21.13             37.14            143,019
CLASS Y SHARES
2000(b)                           --               --             20.72             10.57(1)             890
2001                           (1.10)           (1.28)            19.05             (2.04)            10,985
2002                              --            (0.20)            15.79            (16.21)            18,843
2003                           (0.32)           (0.51)            20.99             36.87             47,554

                                 RATIOS TO AVERAGE
                                    NET ASSETS
                          -------------------------------
                                               NET              PORTFOLIO
FOR THE YEAR                                INVESTMENT          TURNOVER
ENDED DECEMBER 31            EXPENSES      INCOME (LOSS)          RATE
-----------------         --------------   --------------    --------------
UTILITIES
CLASS X SHARES
1999                            0.70%            1.63%               31%
2000(a)                         0.69             1.43                32
2001                            0.69             2.15                49
2002                            0.70             3.22                77
2003                            0.71             2.51                91
CLASS Y SHARES
2000(b)                         0.95(2)          1.40(2)             32
2001                            0.94             1.90                49
2002                            0.95             2.97                77
2003                            0.96             2.26                91
DIVIDEND GROWTH
CLASS X SHARES
1999                            0.60             1.86               101
2000(a)                         0.63             2.01                41
2001                            0.62             1.79                22
2002                            0.64             1.89                22
2003                            0.66             1.85                42
CLASS Y SHARES
2000(b)                         0.88(2)          1.45(2)             41
2001                            0.87             1.54                22
2002                            0.89             1.64                22
2003                            0.91             1.60                42
VALUE-ADDED MARKET
CLASS X SHARES
1999                            0.55             1.11                21
2000(a)                         0.54             1.31                 8
2001                            0.54             1.12                 6
2002                            0.54             1.09                 8
2003                            0.55             1.11                24
CLASS Y SHARES
2000(b)                         0.78(2)          1.02(2)              8
2001                            0.79             0.87                 6
2002                            0.79             0.84                 8
2003                            0.80             0.86                24

                            NET ASSET
                              VALUE             NET           NET REALIZED       TOTAL FROM        DIVIDENDS
FOR THE YEAR                BEGINNING        INVESTMENT      AND UNREALIZED      INVESTMENT            TO
ENDED DECEMBER 31           OF PERIOD      INCOME (LOSS)      GAIN (LOSS)        OPERATIONS       SHAREHOLDERS
-----------------         --------------   --------------    --------------    --------------    --------------
GROWTH
CLASS X SHARES
1999                         $ 18.23          $ (0.02)          $  6.65           $  6.63                 --
2000(a)                        23.27            (0.02)*           (2.47)            (2.49)                --
2001                           19.42            (0.01)*           (2.90)            (2.91)                --
2002                           15.48             0.01*            (4.32)            (4.31)                --
2003                           11.17             0.03*             2.97              3.00           $  (0.01)
CLASS Y SHARES
2000(b)                        23.90            (0.03)*           (4.47)            (4.50)                --
2001                           19.40            (0.05)*           (2.90)            (2.95)                --
2002                           15.42            (0.02)*           (4.30)            (4.32)                --
2003                           11.10            (0.01)*            2.96              2.95                 --
AMERICAN OPPORTUNITIES
CLASS X SHARES
1999                           23.31             0.08             11.76             11.84              (0.07)
2000(a)                        32.60             0.05*            (1.39)            (1.34)                --
2001                           28.57             0.09*            (7.97)            (7.88)             (0.05)
2002                           14.99             0.04*            (3.26)            (3.22)             (0.09)
2003                           11.68             0.04*             2.36              2.40              (0.05)
CLASS Y SHARES
2000(b)                        29.89             0.05*            (1.39)            (1.34)                --
2001                           28.55             0.03*            (7.95)            (7.92)             (0.05)
2002                           14.93             0.01*            (3.25)            (3.24)             (0.06)
2003                           11.63             0.01*             2.34              2.35              (0.02)
CAPITAL OPPORTUNITIES
CLASS X SHARES
1999                           11.86             0.06             10.81             10.87              (0.06)
2000(a)                        22.66            (0.09)*           (5.64)            (5.73)                --
2001                           15.38            (0.07)*           (5.52)            (5.59)                --
2002                            9.79            (0.05)*           (4.24)            (4.29)                --
2003                            5.50            (0.04)*            2.33              2.29                 --
CLASS Y SHARES
2000(b)                        24.41            (0.05)*           (8.99)            (9.04)                --
2001                           15.37            (0.09)*           (5.53)            (5.62)                --
2002                            9.75            (0.07)*           (4.22)            (4.29)                --
2003                            5.46            (0.05)*           2.31              2.26                  --

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                 TOTAL           NET ASSET                         NET ASSETS
                           DISTRIBUTIONS       DIVIDENDS           VALUE                             END OF
FOR THE YEAR                    TO                AND              END OF          TOTAL             PERIOD
ENDED DECEMBER 31          SHAREHOLDERS      DISTRIBUTIONS         PERIOD         RETURN+           (000'S)
-----------------         --------------    --------------    --------------   --------------    --------------
GROWTH
CLASS X SHARES
1999                         $ (1.59)         $ (1.59)          $ 23.27             39.10%         $  96,699
2000(a)                        (1.36)           (1.36)            19.42            (11.68)           132,909
2001                           (1.03)           (1.03)            15.48            (15.23)            80,096
2002                              --               --             11.17            (27.84)            39,834
2003                              --            (0.01)            14.16             26.90             40,356
CLASS Y SHARES
2000(b)                           --               --             19.40            (18.83)(1)          2,536
2001                           (1.03)           (1.03)            15.42            (15.46)             4,383
2002                              --               --             11.10            (28.02)             3,520
2003                              --               --             14.05             26.58              6,850
AMERICAN OPPORTUNITIES
CLASS X SHARES
1999                           (2.48)           (2.55)            32.60             55.81            768,751
2000(a)                        (2.69)           (2.69)            28.57             (4.42)           832,971
2001                           (5.65)           (5.70)            14.99            (29.47)           463,012
2002                              --            (0.09)            11.68            (21.56)           274,710
2003                              --            (0.05)            14.03             20.57            260,230
CLASS Y SHARES
2000(b)                           --               --             28.55             (4.48)(1)         13,930
2001                           (5.65)           (5.70)            14.93            (29.67)            30,768
2002                              --            (0.06)            11.63            (21.73)            30,035
2003                              --            (0.02)            13.96             20.25             46,126
CAPITAL OPPORTUNITIES
CLASS X SHARES
1999                           (0.01)           (0.07)            22.66             92.10             84,949
2000(a)                        (1.55)           (1.55)            15.38            (27.56)           116,991
2001                              --               --              9.79            (36.39)            55,488
2002                              --               --              5.50            (43.82)            22,097
2003                              --               --              7.79             41.64             25,473
CLASS Y SHARES
2000(b)                           --               --             15.37            (36.83)(1)          4,895
2001                              --               --              9.75            (36.56)            11,410
2002                              --               --              5.46            (44.00)             6,537
2003                              --               --              7.72             41.39             11,302

                                 RATIOS TO AVERAGE
                                    NET ASSETS
                          -------------------------------
                                               NET              PORTFOLIO
FOR THE YEAR                                INVESTMENT          TURNOVER
ENDED DECEMBER 31            EXPENSES      INCOME (LOSS)          RATE
-----------------         --------------   --------------    --------------
GROWTH
CLASS X SHARES
1999                            0.90%           (0.11)%              88%
2000(a)                         0.88            (0.10)               68
2001                            0.86            (0.04)               81
2002                            0.91             0.08               135
2003                            0.93             0.21               128
CLASS Y SHARES
2000(b)                         1.14(2)         (0.34)(2)            68
2001                            1.11            (0.29)               81
2002                            1.16            (0.17)              135
2003                            1.18            (0.04)              128
AMERICAN OPPORTUNITIES
CLASS X SHARES
1999                            0.66             0.29               360
2000(a)                         0.64             0.17               426
2001                            0.65             0.46               393
2002                            0.66             0.27               309
2003                            0.67             0.33               261
CLASS Y SHARES
2000(b)                         0.88(2)          0.40(2)            426
2001                            0.90             0.21               393
2002                            0.91             0.02               309
2003                            0.92             0.08               261
CAPITAL OPPORTUNITIES
CLASS X SHARES
1999                            0.20(3)          0.37(3)            318
2000(a)                         0.79            (0.41)               21
2001                            0.80            (0.63)               16
2002                            0.90            (0.71)              103
2003                            0.87            (0.57)              184
CLASS Y SHARES
2000(b)                         1.02(2)         (0.62)(2)            21
2001                            1.05            (0.88)               16
2002                            1.15            (0.96)              103
2003                            1.12            (0.82)              184

                            NET ASSET
                              VALUE             NET           NET REALIZED       TOTAL FROM        DIVIDENDS
FOR THE YEAR                BEGINNING        INVESTMENT      AND UNREALIZED      INVESTMENT            TO
ENDED DECEMBER 31           OF PERIOD      INCOME (LOSS)      GAIN (LOSS)        OPERATIONS       SHAREHOLDERS
-----------------         --------------   --------------    --------------    --------------    --------------
GLOBAL EQUITY
CLASS X SHARES
1999                         $ 14.69          $  0.06           $  4.94          $   5.00           $  (0.06)
2000(a)                        19.63             0.13*            (1.19)            (1.06)             (0.06)
2001                           17.26             0.04*            (2.88)            (2.84)             (0.11)
2002                           12.79             0.04*            (2.26)            (2.22)             (0.01)
2003                           10.56             0.04*             3.62              3.66              (0.05)
CLASS Y SHARES
2000(b)                        18.85             0.00*            (1.61)            (1.61)                --
2001                           17.24            (0.01)*           (2.86)            (2.87)             (0.10)
2002                           12.75             0.01*            (2.26)            (2.25)                --
2003                           10.50             0.01*             3.60              3.61              (0.02)
DEVELOPING GROWTH
CLASS X SHARES
1999                           20.81             0.01             19.23             19.24              (0.01)
2000(a)                        40.04             0.22*            (7.89)            (7.67)                --
2001                           25.93            (0.01)*           (6.25)            (6.26)             (0.22)
2002                           16.01            (0.03)*           (4.41)            (4.44)                --
2003                           11.57            (0.03)*            4.82              4.79                 --
CLASS Y SHARES
2000(b)                        29.79             0.09*            (3.98)            (3.89)                --
2001                           25.90            (0.05)*           (6.25)            (6.30)             (0.21)
2002                           15.95            (0.06)*           (4.40)            (4.46)                --
2003                           11.49            (0.07)*            4.80              4.73                 --

----------
(a) PRIOR TO JULY 24, 2000, THE FUND ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE FUND HELD PRIOR TO MAY 1, 2000 HAVE BEEN DESIGNATED CLASS X SHARES.

(b) FOR THE PERIOD JULY 24, 2000 (ISSUE DATE) THROUGH DECEMBER 31, 2000.

 * THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.

 + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.

++  DISTRIBUTION FROM PAID-IN CAPITAL.

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

(3) IF THE PORTFOLIO HAD BORNE ALL EXPENSES THAT WERE ASSUMED OR WAIVED BY THE INVESTMENT MANAGER, THE ANNUALIZED EXPENSE AND NET INVESTMENT LOSS RATIOS WOULD HAVE BEEN 0.92% AND (0.35%), RESPECTIVELY.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                TOTAL           NET ASSET                          NET ASSETS
                           DISTRIBUTIONS      DIVIDENDS           VALUE                              END OF
FOR THE YEAR                    TO               AND              END OF           TOTAL             PERIOD
ENDED DECEMBER 31          SHAREHOLDERS     DISTRIBUTIONS         PERIOD          RETURN+           (000'S)
-----------------         --------------   --------------    --------------    --------------    --------------
GLOBAL EQUITY
CLASS X SHARES
1999                              --          $ (0.06)          $ 19.63             34.14%        $  173,743
2000(a)                      $ (1.25)           (1.31)            17.26             (5.93)           171,523
2001                           (1.52)           (1.63)            12.79            (17.22)           118,747
2002                              --            (0.01)            10.56            (17.37)            75,611
2003                              --            (0.05)            14.17             34.71             83,607
CLASS Y SHARES
2000(b)                           --               --             17.24             (8.54)(1)            883
2001                           (1.52)           (1.62)            12.75            (17.38)             3,825
2002                              --               --             10.50            (17.57)             3,951
2003                              --            (0.02)            14.09             34.33              7,593
DEVELOPING GRO WTH
CLASS X SHARES
1999                              --            (0.01)            40.04             92.52            160,595
2000(a)                        (6.44)           (6.44)            25.93            (21.61)           142,640
2001                           (3.44)           (3.66)            16.01            (25.49)            85,513
2002                              --               --             11.57            (27.73)            45,892
2003                              --               --             16.36             41.40             53,996
CLASS Y SHARES
2000(b)                           --               --             25.90            (13.06)(1)          1,716
2001                           (3.44)           (3.65)            15.95            (25.67)             2,973
2002                              --               --             11.49            (27.96)             2,602
2003                              --               --             16.22             41.17              6,798

                                 RATIOS TO AVERAGE
                                    NET ASSETS
                          -------------------------------
                                               NET              PORTFOLIO
FOR THE YEAR                                INVESTMENT          TURNOVER
ENDED DECEMBER 31            EXPENSES      INCOME (LOSS)          RATE
-----------------         --------------   --------------    --------------
GLOBAL EQUITY
CLASS X SHARES
1999                            1.08%            0.36%               79%
2000(a)                         1.06             0.68                68
2001                            1.07             0.29                89
2002                            1.08             0.35                44
2003                            1.08             0.35                72
CLASS Y SHARES
2000(b)                         1.29(2)          0.02(2)             68
2001                            1.32             0.04                89
2002                            1.33             0.10                44
2003                            1.33             0.10                72
DEVELOPING GROWTH
CLASS X SHARES
1999                            0.58             0.06               178
2000(a)                         0.56             0.66               207
2001                            0.59            (0.05)              196
2002                            0.61            (0.26)              251
2003                            0.62            (0.20)              193
CLASS Y SHARES
2000(b)                         0.83(2)          0.74(2)            207
2001                            0.84            (0.30)              196
2002                            0.86            (0.51)              251
2003                            0.87            (0.45)              193

Morgan Stanley Select Dimensions Investment Series

INDEPENDENT AUDITORS' REPORT


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF

MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Morgan Stanley Select Dimensions Investment Series (the "Fund"), comprising Money Market Portfolio, Flexible Income Portfolio (formerly Diversified Income Portfolio), Balanced Growth Portfolio, Utilities Portfolio, Dividend Growth Portfolio, Value-Added Market Portfolio, Growth Portfolio, American Opportunities Portfolio, Capital Opportunities Portfolio, Global Equity Portfolio and Developing Growth Portfolio (the "Portfolios") as of December 31, 2003, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios constituting Morgan Stanley Select Dimensions Investment Series as of December 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
FEBRUARY 17, 2004

                                                                      APPENDIX A


                            COMMERCIAL PAPER RATINGS

      Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.

      Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

                          FIXED-INCOME SECURITY RATINGS

      A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

      The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA Fixed-income securities rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rate issues only in small degree.

A Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.

BBB Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-income securities in higher-rated categories.

          Fixed-income securities rated AAA, AA, A and BBB are considered investment grade.

BB Fixed-income securities rated "BB" have less near-term vulnerability to default than other speculative grade fixed-income securities. However, it faces major ongoing uncertainties or exposures to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.

B Fixed-income securities rated "B" have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC Fixed-income securities rated "CCC" have a current identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

CC The rating "CC" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC" rating.

C The rating "C" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC-" rating.

CI The rating "CI" is reserved for fixed-income securities on which no interest is being paid.

NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

          Fixed-income securities rated "BB," "B," "CCC," "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such fixed-income securities will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          Plus (+) or minus (-): The rating from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

                            COMMERCIAL PAPER RATINGS

      Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

      Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety.

A-1 indicates that the degree of safety regarding timely payment is very strong.

A-2 indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1."

A-3 indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH IBCA, INC. ("FITCH")

                                  BOND RATINGS

      Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

      The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

      Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

      Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

      Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

      Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons. AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory-credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) or       Plus and minus signs are used with a rating symbol to indicate
Minus (-)         the relative position of a credit  within  the  rating
                  category. Plus and minus signs, however, are not used in the "AAA" category.

NR                Indicates that Fitch does not rate the specific issue.

Conditional       A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended         A rating is suspended when Fitch deems the amount of
                  information available from the issuer to be inadequate for rating purposes.

Withdrawn         A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FitchAlert        Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

Ratings Outlook   An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

      SPECULATIVE GRADE BOND RATINGS: Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

      The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

      Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD               Bonds are in default on interest and/or principal payments.
DD and D          Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus(+) or        Plus and minus signs are used with a rating symbol to indicate
Minus(-)          the relative position of a credit within the rating category.
                  Plus and minus signs, however, are not used in the "DDD,"
                  "DD," or "D" categories.

                               SHORT-TERM RATINGS

      Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

      The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

      Fitch short-term ratings are as follows:

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below in investment grade.

F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D Default. Issues assigned this rating are in actual or imminent payment default.

LOC The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

DUFF & PHELPS, INC.

                                LONG-TERM RATINGS

      These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

      Each rating also takes into account the legal form of the security, (E.G., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.

      The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary).

RATING
 SCALE    DEFINITION
 -----    ----------
AAA       Highest credit quality. The risk factors are negligible, being only slightly more than risk-free U.S. Treasury debt.

AA+       High credit quality. Protection factors are strong. Risk is modest,
AA        but may vary slightly from time to time because of economic conditions.
AA-

A+        Protection factors are average but adequate. However, risk factors are
A         more variable and greater in periods of economic stress.
A-

BBB+      Below average protection factors but still considered sufficient for
BBB       prudent investment. Considerable variability in risk during economic
BBB-      cycles.

BB+       Below investment grade but deemed likely to meet obligations when due.
BB        Present or prospective financial protection factors fluctuate
BB-       according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+        Below investment grade and possessing risk that obligations will not
B         be met when due. Financial protection factors will fluctuate widely
B-        according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the quality rating within this category or into a higher or lower quality rating grade.

CCC Well below investment grade securities. May be in default or considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP        Preferred stock with dividend arrearages.

                               SHORT-TERM RATINGS

      Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

      Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds, including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

A. Category 1:    High Grade

Duff 1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff - High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

B. Category 2:    Good Grade

Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

C. Category 3:    Satisfactory Grade

Duff 3 Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

D. Category 4:    Non-investment Grade

Duff 4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

E. Category 5:    Default

Duff 5 Issuer failed to meet scheduled principal and/or interest payments.

                                                                      APPENDIX B

XIV. MORGAN STANLEY INVESTMENT MANAGEMENT
     PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

      INTRODUCTION -- Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

      Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

      PROXY RESEARCH SERVICES -- To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

      VOTING PROXIES FOR CERTAIN NON-US COMPANIES -- While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II. GENERAL PROXY VOTING GUIDELINES

      To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.

III. GUIDELINES

A. MANAGEMENT PROPOSALS

   1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

      -  Selection or ratification of auditors.

      -  Approval of financial statements, director and auditor reports.

      -  Election of Directors.

      - Limiting Directors' liability and broadening indemnification of Directors.

      - Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors.

      - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

      - Recommendations to set retirement ages or require specific levels of stock ownership by Directors.

      -  General updating/corrective amendments to the charter.

      -  Elimination of cumulative voting.

      -  Elimination of preemptive rights.

      - Provisions for confidential voting and independent tabulation of voting results.

      - Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

   2. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

      CAPITALIZATION CHANGES

      - Capitalization changes that eliminate other classes of stock and voting rights.

      - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

      - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

      -  Proposals for share repurchase plans.

      - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

      -  Proposals to effect stock splits.

      - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

      COMPENSATION

      - Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

      - Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

      - Establishment of Employee Stock Option Plans and other employee ownership plans.

      ANTI-TAKEOVER MATTERS

      - Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

      - Adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

   3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.

      - Capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

      - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

      -  Creation of "blank check" preferred stock.

      -  Changes in capitalization by 100% or more.

      - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

      - Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.

      -  Proposals to indemnify auditors.

   4. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.

      CORPORATE TRANSACTIONS

      - Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.

      - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

      - Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

      - Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

         (i)   Whether the stock option plan is incentive based;

         (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

         (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

      ANTI-TAKEOVER PROVISIONS

      -  Proposals requiring shareholder ratification of poison pills.

      - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B. SHAREHOLDER PROPOSALS

   1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:

      -  Requiring auditors to attend the annual meeting of shareholders.

      - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

      - Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.

      -  Confidential voting.

      -  Reduction or elimination of supermajority vote requirements.

   2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

      -  Proposals that limit tenure of directors.

      -  Proposals to limit golden parachutes.

      - Proposals requiring directors to own large amounts of stock to be eligible for election.

      -  Restoring cumulative voting in the election of directors.

      - Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

      -  Proposals that limit retirement benefits or executive compensation.

      -  Requiring shareholder approval for bylaw or charter amendments.

      - Requiring shareholder approval for shareholder rights plan or poison pill.

      -  Requiring shareholder approval of golden parachutes.

      -  Elimination of certain anti-takeover related provisions.

      -  Prohibit payment of greenmail.

   3. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

      - Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

      - Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

      -  Proposals that require inappropriate endorsements or corporate actions.

IV. ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

A. PROXY REVIEW COMMITTEE

   1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

      (a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

      (b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.

      (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

      (d) The Committee will meet on an ad hoc basis to (among other matters):
          (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.

      (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

      (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

      (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

               MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES
                            PART C OTHER INFORMATION

ITEM 23. EXHIBITS

(a)(1) Declaration of Trust of the Registrant, dated June 2, 1994, is incorporated by reference to Exhibit 1 of the Initial Registration Statement on Form N-1A, filed on June 9, 1994.

   (2) Instrument Establishing and Designating Additional Series of Shares, dated October 15, 1996, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on October 17, 1996.

   (3) Amendment, dated February 26, 1998 to the Declaration of Trust of the Registrant is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed on February 27, 1998.

   (4) Amendment, dated June 22, 1998 to the Declaration of Trust of the Registrant is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on February 26, 1999.

   (5) Amendment dated May 1, 1999 to the Declaration of Trust of the Registrant is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on April 29, 1999.

   (6) Amendment dated August 9, 1999 to the Declaration of Trust of the Registrant is incorporated by reference to Exhibit 1(f) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on June 9, 1999.

   (7) Form of Instrument Establishing and Designating Additional Series of Shares, dated February 24, 2000, is incorporated by reference to
          Exhibit 1(g) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on February 29, 2000.

   (8) Amendment dated June 18, 2001 to the Declaration of Trust of the Registrant is incorporated herein by reference to Exhibit 1(h) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on April 26, 2002.

   (9) Amendment dated April 19, 2002 to the Declaration of Trust of the Registrant is incorporated herein by reference to Exhibit 1(i) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on April 26, 2002.

  (10) Form of Amendment dated May 1, 2003 to the Declaration of Trust of the Registrant is incorporated herein by reference to Exhibit (a)(10) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on April 29, 2003.

(b) Amended and Restated By-laws of the Registrant, dated April 24, 2003, is incorporated herein by reference to Exhibit (b)(10) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on April 29, 2003.

(c)       Not Applicable.

(d)(1) Amended and Restated Investment Management Agreement, dated May 1, 2004, between the Registrant and Morgan Stanley Investment Advisors Inc., filed herein.

   (2) Sub-Advisory Agreement between Morgan Stanley Investment Advisors Inc. and Morgan Stanley Investment Management Inc., dated March 2, 1998, is incorporated by reference to Exhibit 4(b) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on February 26, 1999.

   (3) Distribution Agreement, dated July 31, 2003, between the Registrant and Morgan Stanley Distributors Inc., filed herein.

(e) Amended and Restated Participation Agreement, dated October 23, 2003, among Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company, the Registrant and Morgan Stanley Distributors Inc., is filed herein.

(f)       Not Applicable.

(g)(1) Custody Agreement between The Bank of New York and the Registrant is incorporated by reference to Exhibit 8(a) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on October 6, 1994.

   (2) Custody Agreement between The Chase Manhattan Bank and the Registrant is incorporated by reference to Exhibit 8(b) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on October 6, 1994.

   (3) Amendment, dated April 17, 1996, to the Custody Agreement between The Bank of New York and the Registrant is incorporated by reference to
          Exhibit 8 to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on April 22, 1996.

   (4) Amendment dated June 15, 2001 to the Custody Agreement between The Bank of New York and the Registrant, is incorporated by reference to
          Exhibit 7(d) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on April 26, 2002.

   (5) Foreign Custody Manager Agreement between The Bank of New York and the Registrant, dated June 15, 2001, is incorporated herein by reference to Exhibit 7(e) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on April 26, 2002.

   (6) Foreign Custody Manager Agreement between The Chase Manhattan Bank and the Registrant, dated June 15, 2001, is incorporated herein by reference to Exhibit 7(f) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on April 26, 2002.

(h)(1) Amended and Restated Transfer Agency and Service Agreement between the Registrant and Morgan Stanley Trust, dated September 1, 2000, is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on April 30, 2001.

   (2) Amended Services Agreement between Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc., is incorporated by reference to Exhibit 8(b) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on April 30, 2001.

   (3) Shareholder Service Agreement, dated October 23, 2003, between Morgan Stanley Distributors Inc. and Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company, filed herein.

(i)       Opinion of Registrant's Counsel is incorporated by reference to
          Exhibit 10 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on October 6, 1994.

(j)       Consent of Independent Auditors, filed herein.

(k)       Not Applicable.

(l)       Not Applicable.

(m) Amended and Restated Plan of Distribution pursuant to Rule 12b-1 between the Registrant and Morgan Stanley Distributors Inc., dated July 31, 2003, filed herein.

(n) Multiple Class Plan pursuant to Rule 18f-3, dated May 1, 2000, is incorporated by reference to Exhibit 4(a) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on April 30, 2001.

(o)       Not Applicable.

(p)(1)    Code of Ethics of Morgan Stanley Investment Management, filed herein.

(p)(2)    Code of Ethics of the Morgan Stanley Funds, filed herein.

Other Investment Letter of Hartford Life Insurance Company is incorporated by reference to Exhibit 13 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N1-A, filed on October 6, 1994. Powers of Attorney of Trustees, dated January 30, 2004, filed herein.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

     None

ITEM 25. INDEMNIFICATION.

     Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

     Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

     The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

     The Registrant, in conjunction with the Investment Manager, the Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

     See "Fund Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors"). Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley & Co. Incorporated.

THE PRINCIPAL ADDRESSES ARE AS FOLLOWS:

MORGAN STANLEY SERVICES COMPANY INC. ("MORGAN STANLEY SERVICES")
c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311

MORGAN STANLEY DISTRIBUTORS INC. ("MORGAN STANLEY DISTRIBUTORS")
MORGAN STANLEY DW INC. ("MORGAN STANLEY DW")
MORGAN STANLEY FUNDS
MORGAN STANLEY INVESTMENT ADVISORS INC.
MORGAN STANLEY INVESTMENT MANAGEMENT
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
MORGAN STANLEY INVESTMENT GROUP INC. ("MORGAN STANLEY INVESTMENT GROUP") THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UNIVERSAL INSTITUTIONAL FUNDS") 1221 Avenue of the Americas New York, New York 10020.

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT LTD.
MORGAN STANLEY & CO. INTERNATIONAL LIMITED ("MORGAN STANLEY & CO.
INTERNATIONAL")
25 Cabot Square, London, England.

MORGAN STANLEY INSTITUTIONAL FUND TRUST
MORGAN STANLEY DISTRIBUTION, INC.
One Tower Bridge, West Conshohocken, PA 19428.

VAN KAMPEN INVESTMENT ASSET MANAGEMENT INC. ("VAN KAMPEN")
1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181

MORGAN STANLEY TRUST ("MORGAN STANLEY TRUST")
Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.

        NAME AND POSITION WITH                        OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
  MORGAN STANLEY INVESTMENT ADVISORS                    INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
------------------------------------     ------------------------------------------------------------------------------------
Mitchell M. Merin                        President and Chief Operating Officer of Morgan Stanley Investment Management;
President, Chief Executive Officer       Chairman and Director of Morgan Stanley Distributors; Chairman and Director of
and Director                             Morgan Stanley Trust; President, Chief Executive Officer and Director of Morgan
                                         Stanley Services; President of the Morgan Stanley Retail Funds and the
                                         Institutional Funds; Director of Morgan Stanley Investment Management Inc.;
                                         Director of various Morgan Stanley subsidiaries; Trustee, President and Chief
                                         Executive Officer of the Van Kampen Open-End Funds; President and Chief
                                         Executive Officer of the Van Kampen Closed-End Funds.

Barry Fink                               Managing Director and General Counsel of Morgan Stanley Investment Management;
Managing Director,                       Managing Director and Director of Morgan Stanley Services; Managing Director,
and Director                             Secretary, and Director of Morgan Stanley Distributors; Vice President and
                                         General Counsel of the Morgan Stanley Funds.

A. Thomas Smith III                      Vice President and Assistant Secretary of the Morgan Stanley Funds.
Managing Director and
General Counsel

Joseph J. McAlinden                      Chief Investment Officer and Managing Director of Morgan Stanley Investment
Managing Director and                    Management Inc.; Director of Morgan Stanley Trust.
Chief Investment Officer

Ronald E. Robison                        Managing Director, Chief Administrative Officer and Director of Morgan Stanley
Managing Director, Chief                 Services; Chief Executive Officer and Director of Morgan Stanley Trust; Managing
Administrative Officer and               Director of the Distributor; Executive Vice President and Principal Executive
Director                                 Officer of the Morgan Stanley Funds.

P. Dominic Caldecott                     Managing Director of Morgan Stanley Investment Management Inc. and Morgan
Managing Director                        Stanley Investment Management Limited; Vice President and Investment Manager of
                                         Morgan Stanley & Co. International.

Rajesh K. Gupta                          Managing Director and Chief Administrative Officer-Investments of Morgan Stanley
Managing Director and Chief              Investment Management Inc.
Administrative Officer-Investments

John B. Kemp, III                        President and Chief Executive Officer of Morgan Stanley Distributors.
Executive Director

Francis J. Smith                         Executive Director of Morgan Stanley Services; Vice President and Chief
Executive Director                       Financial Officer of the Morgan Stanley Funds.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Morgan Stanley Distributors Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distributors is also the principal underwriter of the following investment companies:

(1) Active Assets California Tax-Free Trust

(2) Active Assets Government Securities Trust

(3) Active Assets Institutional Government Securities Trust

(4) Active Assets Institutional Money Trust

(5) Active Assets Money Trust

(6) Active Assets Tax-Free Trust

(7) Morgan Stanley Aggressive Equity Fund

(8) Morgan Stanley Allocator Fund

(9) Morgan Stanley American Opportunities Fund

(10) Morgan Stanley Balanced Growth Fund

(11) Morgan Stanley Balanced Income Fund

(12) Morgan Stanley Biotechnology Fund

(13) Morgan Stanley California Tax-Free Daily Income Trust

(14) Morgan Stanley California Tax-Free Income Fund

(15) Morgan Stanley Capital Opportunities Trust

(16) Morgan Stanley Convertible Securities Trust

(17) Morgan Stanley Developing Growth Securities Trust

(18) Morgan Stanley Dividend Growth Securities Inc.

(19) Morgan Stanley European Growth Fund Inc.

(20) Morgan Stanley Federal Securities Trust

(21) Morgan Stanley Financial Services Trust

(22) Morgan Stanley Flexible Income Trust

(23) Morgan Stanley Fund of Funds

(24) Morgan Stanley Fundamental Value Fund

(25) Morgan Stanley Global Advantage Fund

(26) Morgan Stanley Global Dividend Growth Securities

(27) Morgan Stanley Global Utilities Fund

(28) Morgan Stanley Growth Fund

(29) Morgan Stanley Hawaii Municipal Trust

(30) Morgan Stanley Health Sciences Trust

(31) Morgan Stanley High Yield Securities Inc.

(32) Morgan Stanley Income Builder Fund

(33) Morgan Stanley Information Fund

(34) Morgan Stanley International Fund

(35) Morgan Stanley International SmallCap Fund

(36) Morgan Stanley International Value Equity Fund

(37) Morgan Stanley Japan Fund

(38) Morgan Stanley KLD Social Index Fund

(39) Morgan Stanley Latin American Growth Fund

(40) Morgan Stanley Limited Duration Fund

(41) Morgan Stanley Limited Duration U.S. Treasury Trust

(42) Morgan Stanley Limited Term Municipal Trust

(43) Morgan Stanley Liquid Asset Fund Inc.

(44) Morgan Stanley Mid-Cap Value Fund

(45) Morgan Stanley Multi-State Municipal Series Trust

(46) Morgan Stanley Nasdaq-100 Index Fund

(47) Morgan Stanley Natural Resource Development Securities Inc.

(48) Morgan Stanley New York Municipal Money Market Trust

(49) Morgan Stanley New York Tax-Free Income Fund

(50) Morgan Stanley Pacific Growth Fund Inc.

(51) Morgan Stanley Prime Income Trust

(52) Morgan Stanley Quality Income Trust

(53) Morgan Stanley Real Estate Fund

(54) Morgan Stanley S&P 500 Index Fund

(55) Morgan Stanley Select Dimensions Investment Series

(56) Morgan Stanley Small-Mid Special Value Fund

(57) Morgan Stanley Special Growth Fund

(58) Morgan Stanley Special Value Fund

(59) Morgan Stanley Strategist Fund

(60) Morgan Stanley Tax-Exempt Securities Trust

(61) Morgan Stanley Tax-Free Daily Income Trust

(62) Morgan Stanley Total Market Index Fund

(63) Morgan Stanley Total Return Trust

(64) Morgan Stanley U.S. Government Money Market Trust

(65) Morgan Stanley U.S. Government Securities Trust

(66) Morgan Stanley Utilities Fund

(67) Morgan Stanley Value-Added Market Series

(68) Morgan Stanley Value Fund

(69) Morgan Stanley Variable Investment Series

(b) The following information is given regarding directors and officers of Morgan Stanley Distributors not listed in Item 26 above. The principal address of Morgan Stanley Distributors is 1221 Avenue of the Americas, New York, New York 10020. None of the following persons has any position or office with the Registrant.

                                      POSITIONS AND OFFICE WITH
NAME                                 MORGAN STANLEY DISTRIBUTORS
----                        ----------------------------------------------
John Schaeffer                                Director

Fred Gonfiantini            Executive Director and Financial Operations
                            Principal of Morgan Stanley Distributors Inc.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the Prospectus.

ITEM 29. MANAGEMENT SERVICES

     Registrant is not a party to any such management-related service contract.

ITEM 30. UNDERTAKINGS

     Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 28th day of April, 2004.

                                     MORGAN STANLEY SELECT DIMENSIONS INVESTMENT
                                     SERIES

                                      By:             /S/ BARRY FINK
                                         ---------------------------------------
                                                      Barry Fink
                                                      VICE PRESIDENT

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 16 has been signed below by the following persons in the capacities and on the dates indicated.

                  SIGNATURES                                            TITLE                     DATE
                  ----------                                            -----                     ----
(1)  Principal Executive Officer                            Executive Vice President and
                                                            Principal Executive Officer


By:          /s/ RONALD E. ROBISON
   ---------------------------------------
             Ronald E. Robison                                                                  04/28/04

(2)  Principal Financial Officer                            Chief Financial Officer


By:          /s/ FRANCIS J. SMITH
   ---------------------------------------
             Francis J. Smith                                                                   04/28/04

(3)  Majority of the Trustees

     Charles A. Fiumefreddo (Chairman)
     James F. Higgins


By:          /s/ BARRY FINK
   ---------------------------------------
             Barry Fink                                                                         04/28/04
             Attorney-in-Fact


     Michael Bozic          Joseph J. Kearns
     Edwin J. Garn          Michael E. Nugent
     Wayne E. Hedien        Fergus Reid
     Manuel H. Johnson


By:          /s/ CARL FRISCHLING
   ---------------------------------------
             Carl Frischling                                                                    04/28/04
             Attorney-in-Fact

               MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES


                                  EXHIBIT INDEX

(d)(1)  --   Amended and Restated Investment Management Agreement, dated May 1,
             2004, between the Registrant and Morgan Stanley Investment Advisors
             Inc.

(d)(3)  --   Distribution Agreement, dated July 31, 2003, between the Registrant and Morgan Stanley Distributors Inc.

(e)     --   Amended and Restated Participation Agreement, dated October 23,
             2003, among Hartford Life Insurance Company and Hartford Life and
             Annuity Insurance Company and the Registrant and Morgan Stanley
             Distributors Inc.

(h)(3)  --   Shareholder Service Agreement, dated October 23, 2003, between
             Morgan Stanley Distributors Inc. and Hartford Life Insurance
             Company and Hartford Life and Annuity Insurance Company.

(j)     --   Consent of the Independent Auditors.

(m)     --   Amended and Restated Plan of Distribution pursuant to Rule 12b-1, dated July 31, 2003.

(p)(1)  --   Codes of Ethics of Morgan Stanley Investment Management.

(p)(2)  --   Codes of Ethics of the Morgan Stanley Funds.

Other   --   Power of Attorney of Trustees, dated January 30, 2004.